UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number                 811-22027

                FundVantage Trust
(Exact name of registrant as specified in charter)

301 Bellevue Parkway

                         Wilmington, DE 19809
(Address of principal executive offices) (Zip code)

Joel L. Weiss
BNY Mellon Investment Servicing (US) Inc.
103 Bellevue Parkway
                        Wilmington, DE 19809
(Name and address of agent for service)

Registrant’s telephone number, including area code: 302-791-1851

Date of fiscal year end: April 30

Date of reporting period: October 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Reports to Shareholders are attached herewith.

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Semi-Annual Investment Adviser’s Report

October 31, 2011

(Unaudited)

Dear Shareholder,

Risk and Return

The Broad Allocation Strategy Fund (the “Fund”) Class I shares returned -5.91% net of fees and expenses during the six months ended October 31, 2011. The Fund’s blended benchmark consisting of 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index returned -2.17% during the same period.

Review

A confluence of events caused a dramatic increase in market volatility and an extreme divergence in the performance of equity (risk) and fixed income (defensive) assets, during the period under review. The S&P 500 Index returned -7.11% while the Barclays Capital U.S. Aggregate Index returned 4.98%. Perhaps more telling, long-term U.S. bonds returned approximately 23% from July to the end of October 2011. The causes of the sharp decline in equity markets included: signs of slower global economic growth; indications the U.S. economy might be tipping into a recession; worries China’s economy might undergo a “hard” landing; and continued uncertainty over the outcome of the sovereign debt crisis in Europe. In October, equity markets staged a remarkable turnaround, with the S&P 500 Index rising 10%. Commodities also recovered some of their declines. In contrast, fixed income markets gave up some of their gains. Despite the rally in risk assets, the eurozone sovereign debt crisis continued to cast a dark cloud over markets.

Outlook & Positioning

At the beginning of August, our “Regime Model”, which seeks to define the market environment, turned bearish and prompted a move towards a more defensive positioning of the portfolio. At the end of the semi-annual period, approximately 60% of the portfolio was invested in fixed income, currencies and cash. Equities accounted for about 15% of assets, commodities 17% and real estate a little over 3% of the portfolio.

We are likely to retain a defensive approach to managing the portfolio given the uncertain outlook for the global economy and the portfolio’s objective of guarding against precipitous market declines for investors. However, we need to keep in mind that to some extent the markets are pricing in “bad news”. We believe that a resolution to the eurozone debt crisis, stimulus measures in China to prevent a hard economic landing and continued growth in the U.S. economy would all be positive for risk assets. The strategy’s flexibility means we stand ready to aim to take advantage of any sustainable rallies in risk assets while guarding against the impact of further market declines.

Global Equities

European bourses led equity markets down during the period. Fears of a Greek debt default caused share prices of many European banks to fall significantly and the banking sector accounts for a large part of European equity markets. The Italian and French markets declined more than 20% and the German market fell 16%. The MSCI EAFE Index1 returned
-14.8% during the period.

[1]

The MSCI EAFE Index (Europe, Australia, Far East) is a free float adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

1

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Semi-Annual Investment Adviser’s Report (Continued)

October 31, 2011

(Unaudited)

Emerging markets succumbed to the problems overhanging Europe and fears of an acceleration in the slowdown in China’s economy. Emerging markets declined by 16%, in aggregate, during the quarter. The U.S. market fared better than its foreign counterparts but still declined by 7%. During the period, we reduced equity exposure to about 15% of the portfolio. More than half our equity weighting was to the U.S. market, and holdings were biased towards income-oriented exchange-traded funds. These funds did not fall as much as the general market. Although exposures to European equity markets and to some extent emerging markets were reduced, the size of the market declines were such that performance still suffered.

Commodities

For much of the period, commodities held up much better than equities, posting positive returns through the end of July. However, towards the latter half of September, worries of a more pronounced slowdown in China’s economy caused commodity prices to fall sharply. China and other emerging markets have been major sources of demand for commodities. Among precious metals, gold performed well, rising about 11%. However, this masks a decline in the gold price from its high of 14%. Energy was the worst performing sector, declining 21%, while an agricultural commodities index fell about 15%. A broad commodity index declined about 15% in the period under review. Performance amongst commodity holdings varied widely but overall detracted from total portfolio returns. During the period, we hedged our gold exposure, which helped performance. However, small positions in silver and uranium detracted from performance. Holdings in broad agricultural funds fell in line with their indices but holdings in cotton and cocoa fell more sharply than other commodities and hurt performance.

Fixed Income

The flight to quality was evident in fixed income markets, during the six months under review. U.S. high-yield bond yields rose (prices declined) sharply as investors began to discount the possibility of a recession. In contrast, U.S. government bonds performed strongly, despite Standard & Poor’s downgrade of U.S. debt. The Federal Reserve announced that it would buy longer dated bonds and sell shorter dated bonds (Operation Twist) in order to lower borrowing costs in the hope of stimulating economic growth. Ten-year bond yields fell below 2.0%, a historical low. The difference in yields between high-yield bonds and government bonds rose to over 8%, the highest since the credit crisis of 2008-2009. An emerging market debt index returned -1.86%, during the period.

At the end of the period, the portfolio had approximately 30% invested in fixed income assets. Well over half of the exposure was to U.S. debt with a strong bias towards investment grade bonds and municipals. Emerging market debt accounted for about 4% of the bond exposure. The bias towards corporate and emerging market debt hurt performance during the quarter. We believe the stronger economic growth and healthy government finances of many emerging economies supports exposure to such bonds.

2

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Semi-Annual Investment Adviser’s Report (Concluded)

October 31, 2011

(Unaudited)

Real Estate

The real estate market is far from immune to a global economic downturn. Generally, as economies slip into recession, unoccupied commercial space increases and unemployment rises, which drives down rents and property values. The SPDR Dow Jones International Real Estate ETF invests in property securities outside the U.S., and lost 15% in value during the period. The Vanguard REIT Index ETF, which invests in U.S. property securities, declined 6%. At the end of the quarter, about 4% of the portfolio was invested in real estate funds.

Currencies

The U.S. dollar benefited from the “risk-off” trade. Although question marks remained over the outlook on U.S. economic growth, investors were more concerned about the global implications of the eurozone’s inability to resolve its sovereign debt crisis. As a result, the U.S. dollar appreciated against a basket of currencies. Emerging market currencies were particularly weak against the U.S. dollar with the greenback appreciating by 7% against the Brazilian real. The euro declined by about 6% against the U.S. dollar. The Japanese yen bucked the trend and appreciated 4% against the dollar. Gains in U.S. dollar positions were offset by declines in Yuan holdings and in higher yielding currencies. With 11% of the portfolio conservatively invested in currencies, we could redirect some of these assets towards equities should conditions warrant such action.

Cash

The merits of holding cash resided in preserving capital, given the volatility in the market and the paltry interest rates available. With almost 18% in cash, the portfolio is well placed to take advantage of opportunities as they arise.

Boston Advisors, LLC

This letter is intended to assist shareholders in understanding how the Fund performed during the period ended October 31, 2011 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

The above commentary is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. The Fund’s portfolio holdings may change at any time.

3

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Semi-Annual Report

Performance Data

October 31, 2011

(Unaudited)

Total Returns For the Periods Ended October 31, 2011 †
	Six Months	Since Inception
Class A Shares*
(without sales charge)	N/A	-3.71%
Class A Shares*
(with sales charge)	N/A	-8.78%
Institutional Class Shares**	-5.91%	-1.20%
60% S&P 500® Index/ 40% Barclays Capital U.S. Aggregate Bond Index	-2.17%	2.27%***
S&P 500® Index	-7.11%	-1.04%***
Barclays Capital U.S. Aggregate
Bond Index	4.98%	6.64%***

*	Class A Shares commenced operations on June 8, 2011.

**	Institutional Class Shares commenced operations on January 31, 2011.

***	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866) 526-8968.

The return shown for Class A Shares reflects a deduction for the maximum front-end sales charge of 5.25%. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated September 1, 2011, are 2.49% and 1.68% for Class A Shares and 116.08% and 1.43% for Institutional Class Shares, respectively, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Boston Advisors, LLC (the “Adviser”) has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund in order to limit “Total Annual Fund Operating Expenses,” excluding taxes, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions to 0.99% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2012, unless the Board of Trustees of FundVantage Trust (the “Board”) approves its earlier termination. Subject to approval by the Board, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund.

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. The redemption fee is not reflected in the returns above.

The Fund intends to evaluate performance as compared to that of the unmanaged blended index of 60% S&P 500® Index and 40% Barclays Capital U.S. Aggregate Bond Index. The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Barclays Capital U.S. Aggregate Bond Index is an intermediate term, broad-based index comprised of most U.S. traded investment grade bonds. It is impossible to directly invest in an index.

4

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Semi-Annual Report

Performance Data

October 31, 2011

(Unaudited)

All mutual fund investing involves risk, including possible loss of principal. The Fund may invest in broad range of asset-classes, including some that entail special risks, such as: small-cap stocks; real estate securities; high-yield debt; commodity-related securities; foreign and emerging-market securities; and currencies. Each of these asset-classes may be adversely affected by particular factors, including — but not limited to — illiquidity, volatility, default, interest rate changes, currency exchange-rate fluctuations, and local economic conditions. The Adviser seeks to reduce risk through a flexible approach to asset allocation, but there can be no guarantee that the Adviser’s strategy will be achieved. The Fund is new, with a limited operating history.

The Adviser may use short sales and derivatives (futures, options, swaps) to enhance return or hedge against market downturns, but these techniques involve their own special risks and could cause a loss to the Fund. A short sale is subject to potential unlimited loss since the price of a security theoretically could increase without limit. Derivatives are subject to potential illiquidity and counter-party default.

The Fund invests mainly in the shares of exchange-traded funds, hence Fund shareholders will bear the indirect expenses of these underlying funds. The Adviser may at times invest more than 25% of the Fund’s assets in one underlying fund or asset-class; consequently the Fund could suffer a loss by being overly-concentrated in an underperforming underlying fund or asset-class. Fund performance also could be adversely affected by transaction costs from high portfolio turnover since the Adviser may engage in active trading.

5

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Fund Expense Disclosure

October 31, 2011

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (if any), or redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period from June 8, 2011, commencement of operations, through October 31, 2011 for Class A Shares and the six month period ended October 31, 2011 for Institutional Shares and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), if any, or redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

6

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Fund Expense Disclosure (Concluded)

October 31, 2011

(Unaudited)

	Boston Advisors Broad Allocation Strategy Fund
	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period
Class A Shares*
Actual**	$1,000.00	$962.90	$4.82
Hypothetical (5% return before expenses) ***	1,000.00	1,018.90	6.29

Institutional Class Shares
Actual**	$1,000.00	$940.90	$4.83
Hypothetical (5% return before expenses)	1,000.00	1,020.16	5.03

*	Class A Shares commenced operations on June 8, 2011. Beginning account value for Class A Shares Hypothetical Example is May 1, 2011.

**

Expenses are equal to an annualized expense ratio for the period from June 8, 2011, commencement of operations, through October 31, 2011 for Class A Shares and the six-month period ended October 31, 2011 for Institutional Shares of 1.24% and 0.99%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (145 for Class A Shares and 184 for Institutional Shares), then divided by 366 to reflect the period. The Fund’s ending account value on the first line in the table is based on the actual total returns for the period from June 8, 2011, commencement of operations, through October 31, 2011 for Class A Shares and the six month period ended October 31, 2011 for Institutional Shares of -3.71% and -5.91%, respectively. The annualized expense ratios do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would be higher. The range of weighted expense ratios of the underlying funds held by the Fund, as stated in their current prospectus were 0.00% to 0.04%.

***

Expenses (hypothetical expenses if Class A Shares had been in existence from May 1, 2011) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by 366.

7

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Portfolio Holdings Summary Table

October 31, 2011

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
EXCHANGE TRADED FUNDS:
Fixed Income	29.6%	$1,955,757
Equity	19.6	1,298,718
Commodity	16.6	1,096,009
Currency	10.8	717,614
Real Estate	3.4	225,327
Other	3.0	201,271
Other Assets in Excess of Liabilities	17.0	1,123,876

NET ASSETS	100.0%	$6,618,572

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

8

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Portfolio of Investments

October 31, 2011

(Unaudited)

	Number of Shares	Value

EXCHANGE TRADED FUNDS (ETF) — 83.0%
Commodity — 16.6%
iPath Dow Jones-UBS Agriculture Subindex Total Return ETN*	2,401	$131,239
iPath Dow Jones-UBS Cocoa Subindex Total Return ETN*	1,515	56,661
iPath Dow Jones-UBS Cotton Subindex Total Return Callable ETN*	964	61,301
PowerShares DB Agriculture Fund*	3,772	114,707
PowerShares DB Energy Fund*	7,172	200,601
PowerShares DB Gold Fund*	5,279	317,321
PowerShares DB Silver Fund*	1,738	104,071
Teucrium Corn Fund*	669	28,908
Uranium Participation Corp.*	14,355	81,200

		1,096,009

Currency — 10.8%
PowerShares DB G10 Currency Harvest Fund*	7,215	175,974
Powershares DB US Dollar Index Bullish Fund*	16,540	356,768
WisdomTree Dreyfus Chinese Yuan Fund	4,855	124,385
WisdomTree Dreyfus Emerging Currency Fund	2,781	60,487

		717,614

Equity — 19.6%
Alerian MLP ETF	4,230	68,441

	Number of Shares	Value

EXCHANGE TRADED FUNDS (ETF) — (Continued)
Equity — (Continued)
Consumer Staples Select Sector SPDR Fund	2,107	$65,401
iShares S&P Latin America 40 Index Fund	1,586	72,147
ProShares UltraShort MSCI EAFE	1,946	48,981
SPDR S&P 500 ETF Trust	3,180	398,931
Vanguard MSCI EAFE ETF	6,068	200,669
Vanguard MSCI Emerging Markets ETF	6,711	278,439
WisdomTree Equity Income Fund	4,025	165,709

		1,298,718

Fixed Income — 29.6%
First Trust Strategic High Income Fund II	6,370	92,429
Guggenheim BulletShares 2016 Corporate Bond ETF	9,000	192,330
iShares Barclays 1-3 Year Credit Bond Fund	4,441	465,017
iShares Barclays Credit Bond Fund	1,729	188,807
iShares S&P National Municipal Bond Fund	3,453	365,293
PowerShares Build America Bond Portfolio	4,671	132,189
PowerShares Emerging Markets Sovereign Debt Portfolio	5,726	157,064
PowerShares International Corporate Bond Portfolio	4,455	122,997
SPDR Barclays Capital High Yield Bond ETF	3,062	119,326

The accompanying notes are an integral part of the financial statements.

9

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Portfolio of Investments (Concluded)

October 31, 2011

(Unaudited)

	Number of Shares	Value

EXCHANGE TRADED FUNDS (ETF) — (Continued)
Fixed Income — (Continued)
Western Asset Emerging Markets Income Fund, Inc.	8,938	$120,305

		1,955,757

Other — 3.0%
Credit Suisse Merger Arbitrage Index ETN*	9,779	201,271

Real Estate — 3.4%
SPDR Dow Jones International Real Estate ETF	3,432	120,326
Vanguard REIT ETF	1,806	105,001

		225,327

TOTAL EXCHANGE TRADED FUNDS (Cost $5,567,998)		5,494,696

TOTAL INVESTMENTS - 83.0% (Cost $5,567,998)		5,494,696
OTHER ASSETS IN EXCESS OF LIABILITIES - 17.0%		1,123,876

NET ASSETS - 100.0%		$6,618,572

*	Non-income producing.

DB	Deutche Bank
EAFE	Europe, Australia, and Far East
ETN	Exchange Traded Notes
MLP	Master Limited Partnership
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust
S&P	Standard & Poor’s
SPDR	Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of the financial statements.

10

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Statement of Assets and Liabilities

October 31, 2011

(Unaudited)

Assets
Investments, at value (Cost $5,567,998)	$5,494,696
Cash	1,120,314
Receivable from Investment Adviser	66,651
Receivable for capital shares sold	47,148
Prepaid expenses and other assets	31,825

Total assets	6,760,634

Liabilities
Payable for capital shares redeemed	96,275
Payable for transfer agent fees	22,849
Payable for audit fees	12,791
Payable for administration and accounting fees	7,586
Payable to custodian	1,928
Payable for distribution fees	38
Accrued expenses	595

Total liabilities	142,062

Net Assets	$6,618,572

Net Assets Consisted of:
Capital stock, $0.01 par value	6,701
Paid-in capital	6,811,125
Accumulated net investment income	22,426
Accumulated net realized loss from investments	(148,378)
Net unrealized depreciation on investments	(73,302)

Net Assets	$6,618,572

Class A:
Net asset value, offering and redemption price per share ($185,181 / 18,759)	$9.87

Maximum offering price per share (100/94.75 of $9.87)	$10.42

Institutional Class:
Net asset value, offering and redemption price per share ($6,433,391 / 651,282)	$9.88

The accompanying notes are an integral part of the financial statements.

11

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Statement of Operations

For the Six Months Ended October 31, 2011

(Unaudited)

Investment Income
Dividends	$46,501
Interest	145

Total investment income	46,646

Expenses
Advisory fees (Note 2)	19,631
Transfer agent fees (Note 2)	42,793
Administration and accounting fees (Note 2)	38,527
Legal fees	21,140
Audit fees	12,792
Printing and shareholder reporting fees	9,992
Custodian transaction and out of pocket fees (Note 2)	9,917
Trustees’ and officers’ fees	8,072
Registration and filing fees	4,325
Distribution fees (Class A) (Note 2)	119
Other expenses	3,221

Total expenses before waivers and reimbursements	170,529

Less: waivers and reimbursements (Note 2)	(146,161)

Net expenses after waivers and reimbursements	24,368

Net investment income	22,278

Net realized and unrealized gain (loss) from investments:
Net realized loss from investments	(147,744)
Net change in unrealized depreciation on investments	(91,510)

Net realized and unrealized loss on investments	(239,254)

Net decrease in net assets resulting from operations	$(216,976)

The accompanying notes are an integral part of the financial statements.

12

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Statement of Changes in Net Assets

	For the Six Months Ended October 31, 2011 (Unaudited)	For the Period Ended April 30, 2011*
Increase (decrease) in net assets from operations:
Net investment income	$22,278	$148
Net realized loss from investments	(147,744)	(634)
Net change in unrealized appreciation (depreciation) from investments	(91,510)	18,208

Net increase (decrease) in net assets resulting from operations	(216,976)	17,722

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	6,257,826	560,000

Total increase in net assets	6,040,850	577,722

Net assets
Beginning of period	577,722	—

End of period	$6,618,572	$577,722

Accumulated net investment income, end of period	$22,426	$148

*	The Fund commenced operations on January 31, 2011.

The accompanying notes are an integral part of the financial statements.

13

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Financial Highlights

Contained below is per share operating performance data for Class A Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the Period June 8, 2011* to October 31, 2011 (Unaudited)
Per Share Operating Performance
Net asset value, beginning of period	$10.25

Net investment income	0.02	(1)
Net realized and unrealized loss on investments	(0.40)

Net decrease in net assets resulting from operations	(0.38)

Net asset value, end of period	$9.87

Total investment return(2)	(3.71)%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$185
Ratio of expenses to average net assets(3)	1.24	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(3)(5)	6.40	%(4)
Ratio of net investment income to average net assets(3)	0.50	%(4)
Portfolio turnover rate	49.35	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(4)	Annualized.
(5)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (See Note 2)
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

14

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Financial Highlights

Contained below is per share operating performance data for Institutional Class Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	For the Six Months Ended October 31, 2011 (Unaudited)		For the Period January 31, 2011* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$10.50		$10.00

Net investment income	0.05		0.01	(1)
Net realized and unrealized gain (loss) on investments	(0.67)		0.49

Net increase (decrease) in net assets resulting from operations	(0.62)		0.50

Net asset value, end of period	$9.88		$10.50

Total investment return(2)	(5.91)%		5.00%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$6,433		$578
Ratio of expenses to average net assets(3)	0.99	%(4)	0.99	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(3)(5)	6.96	%(4)	115.64	%(4)
Ratio of net investment income to average net assets(3)	0.92	%(4)	0.26	%(4)
Portfolio turnover rate	49.35	%(6)	22.69	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(4)	Annualized.
(5)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (See Note 2)
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

15

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Notes to Financial Statements

October 31, 2011

(Unaudited)

1. Organization and Significant Accounting Policies

The Boston Advisors Broad Allocation Strategy Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on January 31, 2011. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. As of October 31, 2011, there were twenty-one series of the Trust that were operational, including the Fund. The Fund offers separate classes of shares, Class A and Institutional Class Shares. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”), as a percentage of the lower of the original purchase price or net asset value at redemption, of up to 1.00% may be imposed on full or partial redemptions of Class A Shares made within twelve months of purchase where (i) $1 million or more of Class A Shares were purchased without an initial sales charge and (ii) the Fund’s principal underwriter, BNY Mellon Distributors Inc. (the “Underwriter”), paid a commission to the selling broker-dealer for such sale.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

16

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

•    Level  1 —  quoted prices in active markets for identical securities;

•    Level  2 —  other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•    Level  3 —  significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of October 31, 2011, in valuing the Fund’s assets carried at fair value:

	Total Value at 10/31/11	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$5,494,696	$5,494,696	$—	$—

* Please	refer to Portfolio of Investments for further details.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the six months ended October 31, 2011, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

17

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Boston Advisors, LLC (“Boston Advisors” or the “Adviser”), serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.80% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 0.99% (on an annual basis) of the Fund’s average daily

18

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2012, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation. For the six months ended October 31, 2011, the amount of fees accrued and waived was $19,631, and the fees reimbursed by the Adviser were $119,780. At October 31, 2011, the amount of the potential recovery was as follows:

Expiration

April 30, 2014	April 30, 2015
$37,733	$139,411

BNY Mellon Investment Servicing (U.S.) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the six months ended October 31, 2011, BNY Mellon accrued administration and accounting fees totaling $38,527 and waived fees totaling $3,500.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average net assets and is subject to certain minimum monthly fees. For the six months ended October 31, 2011, BNY Mellon accrued transfer agent fees totaling $42,793 and waived fees totaling $2,500.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the six months ended October 31, 2011, the Custodian accrued custodian fees totaling $9,917 and waived fees totaling $750.

BNY Mellon and the Custodian have the ability to recover such amounts previously waived based on the terms and conditions of the various servicing agreements in place with the Trust.

BNY Mellon Distributors Inc. provides principal underwriting services to the Fund. For the six months ended, October 31, 2011, the Underwriter received $489 in underwriter commissions and $9,450 in sales commissions for the sale of Fund shares.

19

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of the Fund’s Class A Shares.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer and out of pocket expenses for meetings attended. The remuneration paid to the Trustees by the Fund during the six months ended October 31, 2011 was $1,470. Effective September 30, 2011, Nicholas M. Marsini, Jr. resigned as a Trustee of the Trust. Certain employees of BNY Mellon are Officers of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the six months ended October 31, 2011, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$7,301,225	$2,069,299

4. Capital Share Transactions

For the six months ended October 31, 2011 and the period January 31, 2011 (commencement of operations) to April 30, 2011, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Period Ended October 31, 2011		For the Period Ended April 30, 2011
	Shares	Values	Shares	Values
Class A Shares*†
Sales	18,759	$192,587	—	$—

Net increase	18,759	$192,587	—	$—

20

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

	For the Period Ended October 31, 2011		For the Period Ended April 30, 2011
	Shares	Values	Shares	Values
Institutional Class†
Sales	615,457	$6,256,895	55,021	$560,000
Redemptions	(19,196)	(191,656)	—	—

Net increase	596,261	$6,065,239	55,021	$560,000

*	Class A Shares commenced operations on June 8, 2011.

†	There is a 2.00% redemption fee that may be charged on shares redeemed within 60-days of purchase. For the six months ended October 31, 2011, there were no redemption fees.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of April 30, 2011, the components of distributable earnings on a tax basis was undistributed ordinary income of $148. The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

21

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

At October 31, 2011, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$5,567,998

Gross unrealized appreciation	$78,781
Gross unrealized depreciation	(152,083)

Net unrealized appreciation	$(73,302)

Under federal tax law, capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the fiscal period ended April 30, 2011, the Fund deferred to May 1, 2011 post-October capital losses of $926.

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending April 30, 2012.

6. New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

22

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Notes to Financial Statements (Concluded)

October 31, 2011

(Unaudited)

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:

On November 28, 2011, The Bank of New York Mellon Corporation announced the sale of BNY Mellon Distributors Inc., the Fund’s Distributor, to the Foreside Financial Group (“Foreside”) (the “Transaction”). The Transaction, which will involve The Bank of New York Mellon Corporation selling the stock of BNY Mellon Distributors Inc. and its four broker dealer subsidiaries to Foreside, is anticipated to close, subject to any necessary governmental and regulatory approvals, during the first half of 2012.

23

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (866) 526-8968 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

24

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Investment Adviser

Boston Advisors, LLC

One Liberty Square, 10th Floor

Boston, MA 02109

Administrator

BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, PA 19406

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Underwriter

BNY Mellon Distributors Inc.

760 Moore Road

King of Prussia, PA 19406

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

BOSTON ADVISORS

BROAD ALLOCATION

STRATEGY FUND

of

FundVantage Trust

Class A Shares

Institutional Class Shares

SEMI-ANNUAL

REPORT

October 31, 2011

(Unaudited)

This report is submitted for the general information of the shareholders of the Boston Advisors Broad Allocation Strategy Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Boston Advisors Broad Allocation Strategy Fund. Shares of the Boston Advisors Broad Allocation Strategy Fund are distributed by BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, PA 19406.

COMPAK DYNAMIC ASSET ALLOCATION FUND

Semi-Annual Report

Performance Data

October 31, 2011

(Unaudited)

Total Returns For the Period Ended October 31, 2011†
Since Inception*
Class A Shares (without sales charge)	-8.70%
Class A Shares (with sales charge)	-13.05%
70% S&P 500® Index/ 30% Barclays Capital U.S. Aggregate Bond Index	-2.24%**

†	Not Annualized

*	The Compak Dynamic Asset Allocation Fund (“the Fund”) commenced operations on June 30, 2011.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Class A Shares of the Fund have a 4.75% maximum sales charge.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (855) 426-6725.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated July 1, 2011, are 2.67% and 1.42%, respectively, for Class A Shares of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Compak Asset Management (the “Adviser”) has contractually agreed to waive its advisory fee (the “Waiver”). The Waiver will remain in place until June 30, 2012, unless the Board of Trustees of FundVantage Trust approves its earlier termination.

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. The redemption fee is not reflected in the returns above.

The Fund intends to evaluate performance as compared to that of the unmanaged blended index of 70% S&P 500® Index and 30% Barclays Capital U.S. Aggregate Bond Index. The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Barclays Capital U.S. Aggregate Bond Index is an intermediate term, broad-based index comprised of most U.S. traded investment grade bonds. It is impossible to directly invest in an index.

1

COMPAK DYNAMIC ASSET ALLOCATION FUND

Semi-Annual Report

Performance Data

October 31, 2011

(Unaudited)

All mutual fund investing involves risk, including possible loss of principal. The Fund may invest in broad range of asset-classes, including some that entail special risks, such as: small-cap stocks; real estate securities; high-yield debt; commodity-related securities; foreign and emerging-market securities; and currencies. Each of these asset-classes may be adversely affected by particular factors, including — but not limited to — illiquidity, volatility, default, interest rate changes, currency exchange-rate fluctuations, and local economic conditions. The Adviser seeks to reduce risk through a flexible approach to asset allocation, but there can be no guarantee that the Adviser’s strategy will be achieved. The Fund is new, with a limited operating history.

The Adviser may use short sales and derivatives (futures, options, swaps) to enhance return or hedge against market downturns, but these techniques involve their own special risks and could cause a loss to the Fund. A short sale is subject to potential unlimited loss since the price of a security theoretically could increase without limit. Derivatives are subject to potential illiquidity and counter-party default.

The Fund invests mainly in the shares of exchange-traded funds, hence Fund shareholders will bear the indirect expenses of these underlying funds. The Adviser may at times invest more than 25% of the Fund’s assets in one underlying fund or asset-class; consequently the Fund could suffer a loss by being overly concentrated in an underperforming underlying fund or asset-class. Fund performance also could be adversely affected by transcation costs from high portfolio turnover since the Adviser may engage in active trading.

2

COMPAK DYNAMIC ASSET ALLOCATION FUND

Fund Expense Disclosure

October 31, 2011

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, or redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period from June 30, 2011, the commencement of operations, through October 31, 2011 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), if any, or redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

3

COMPAK DYNAMIC ASSET ALLOCATION FUND

Fund Expense Disclosure (Concluded)

October 31, 2011

(Unaudited)

	Compak Dynamic Asset Allocation Fund
	Beginning Account Value*	Ending Account Value October 31, 2011	Expenses Paid During Period
Class A Shares
Actual **	$1,000.00	$913.00	$4.02
Hypothetical (5% return before expenses) ***	1,000.00	1,018.85	6.34

*	The Fund commenced operations on June 30, 2011. Beginning account value for the Hypothetical Example is May 1, 2011.

**

Expenses are equal to an annualized expense ratio for the period June 30, 2011 (commencement of operations) to October 31, 2011 of 1.25% for Class A Shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (123), then divided by 366 to reflect the period. The Fund’s ending account value on the first line in the table is based on the actual total return since inception for the Fund of -8.70% for Class A Shares. The annualized expense ratio does not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would be higher. The range of weighted expense ratios of the underlying funds held by the Fund, as stated in their current prospectuses were 0.01% to 0.06%.

***

Expenses (hypothetical expenses if the Fund had been in existence from May 1, 2011) are equal to the Fund’s annualized expense ratio of 1.25% for Class A Shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by 366 to reflect the period.

4

COMPAK DYNAMIC ASSET ALLOCATION FUND

Portfolio Holdings Summary Table

October 31, 2011

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
SECURITY TYPE/SECTOR CLASSIFICATION:
Common Stocks
Consumer, Non-cyclical	6.0%	$1,085,794
Communications	5.9	1,061,620
Energy	5.0	891,791
Industrial	4.7	854,538
Consumer, Cyclical	3.8	683,847
Technology	2.4	429,710
Basic Materials	2.4	422,705
Utilities	1.3	240,834
Exchange Traded Funds	40.3	7,259,002
Mutual Funds	18.9	3,402,976
Other Assets in Excess of Liabilities	9.3	1,675,189

NET ASSETS	100.0%	$18,008,006

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

5

COMPAK DYNAMIC ASSET ALLOCATION FUND

Portfolio of Investments

October 31, 2011

(Unaudited)

	Number of Shares	Value

COMMON STOCKS — 31.5%
Basic Materials — 2.4%
Huntsman Corp.	17,700	$207,798
MeadWestvaco Corp.	7,700	214,907

		422,705

Communications — 5.9%
Cisco Systems, Inc.	10,000	185,300
Comcast Corp., Class A	9,300	218,085
DISH Network Corp., Class A*	9,100	219,947
EchoStar Corp., Class A*	8,350	220,106
Verizon Communications, Inc.	5,900	218,182

		1,061,620

Consumer, Cyclical — 3.8%
CVS Caremark Corp.	6,550	237,765
Dana Holding Corp.*	14,700	207,858
Wal-Mart Stores, Inc.	4,200	238,224

		683,847

Consumer, Non-cyclical — 6.0%
Alliance Data Systems Corp.*	2,100	215,124
Pfizer, Inc.	11,300	217,638
Philip Morris International, Inc.	3,100	216,597
UnitedHealth Group, Inc.	4,500	215,955
WellPoint, Inc.	3,200	220,480

		1,085,794

Energy — 5.0%
Chevron Corp.	2,000	210,100
ConocoPhillips	3,100	215,915
CVR Energy, Inc.*	9,350	231,506
Exxon Mobil Corp.	3,000	234,270

		891,791

	Number of Shares	Value

COMMON STOCKS — (Continued)
Industrial — 4.7%
Cummins, Inc.	2,100	$208,803
Eaton Corp.	4,700	210,654
KBR, Inc.	7,850	219,093
United Parcel Service, Inc., Class B	3,075	215,988

		854,538

Technology — 2.4%
Microsoft Corp.	8,200	218,366
NCR Corp.*	11,100	211,344

		429,710

Utilities — 1.3%
PPL Corp.	8,200	240,834

TOTAL COMMON STOCKS (Cost $5,989,268)		5,670,839

EXCHANGE TRADED FUNDS — 40.3%
Commodity — 3.1%
SPDR Gold Shares*	3,400	568,956

Equity — 29.6%
Financial Select Sector SPDR Fund	39,500	534,040
iShares MSCI ACWI Index Fund*	12,000	522,600
iShares MSCI Emerging Market Index Fund	12,700	518,160
iShares Russell 1000 Growth Index Fund	9,200	536,452
iShares S&P 500 Index Fund	6,600	830,280
SPDR S&P 500 ETF Trust	19,000	2,383,550

		5,325,082

Fixed Income — 7.6%
iShares Barclays Aggregate Bond Fund	10,800	1,188,324

The accompanying notes are an integral part of the financial statements.

6

COMPAK DYNAMIC ASSET ALLOCATION FUND

Portfolio of Investments (Concluded)

October 31, 2011

(Unaudited)

	Number of Shares	Value

EXCHANGE TRADED FUNDS — (Continued)
Fixed Income — (Continued)
iShares JPMorgan USD Emerging Markets Bond Fund	1,600	$176,640

		1,364,964

TOTAL EXCHANGE TRADED FUNDS (Cost $7,248,094)		7,259,002

MUTUAL FUNDS — 18.9%
Fixed Income — 18.9%
DoubleLine Total Return Bond Fund, Class I	45,069	502,975
DoubleLine Total Return Bond Fund, Class N	3,158	35,207
Fidelity Advisor Emerging Markets Income Fund	5,192	70,509
Goldman Sachs Emerging Markets Debt Fund	9,900	124,938
Goldman Sachs High Yield Fund	32,000	223,680
Goldman Sachs Local Emerging Markets Debt Fund	12,600	115,542
PIMCO Total Return Fund, Administrative Shares	199,079	2,171,950

	Number of Shares	Value

MUTUAL FUNDS — (Continued)
Fixed Income — (Continued)
PIMCO Total Return Fund, Class A	14,498	$158,175

		3,402,976

TOTAL MUTUAL FUNDS (Cost $3,449,263)		3,402,976

TOTAL INVESTMENTS - 90.7% (Cost $16,686,625)		16,332,817
OTHER ASSETS IN EXCESS OF LIABILITIES - 9.3%		1,675,189

NET ASSETS - 100.0%		$18,008,006

*	Non-income producing.

ACWI	Adjusted Market Capitalization Weighted Index
ETF	Exchange Traded Fund
MSCI	Morgan Stanley Capital International
S&P	Standard & Poor’s
SPDR	Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of the financial statements.

7

COMPAK DYNAMIC ASSET ALLOCATION FUND

Statement of Assets and Liabilities

October 31, 2011

(Unaudited)

Assets
Investments, at value (Cost $16,686,625)	$16,332,817
Cash	7,627,677
Receivable for investments sold	2,373,526
Receivable for capital shares sold	5,000
Dividends and interest receivable	15,509
Prepaid expenses and other assets	26,741

Total assets	26,381,270

Liabilities
Payable for investments purchased	7,960,304
Payable for capital shares redeemed	381,908
Payable for audit fees	6,159
Payable for administration and accounting fees	5,162
Payable for printing fees	5,158
Payable for transfer agent fees	4,282
Payable for distribution fees	3,892
Payable to custodian	2,924
Payable for legal fees	2,013
Accrued expenses	1,462

Total liabilities	8,373,264

Net Assets	$18,008,006

Net Assets Consisted of:
Capital stock, $0.01 par value	$19,722
Paid-in capital	19,775,094
Accumulated net investment income	36,137
Accumulated net realized loss from investments	(1,469,139)
Net unrealized depreciation on investments	(353,808)

Net Assets	$18,008,006

Class A:
Shares outstanding	1,972,162

Net asset value, offering and redemption price per share ($18,008,006 / 1,972,162)	$9.13

Maximum offering price per share (100/95.25 of $9.13)	$9.59

The accompanying notes are an integral part of the financial statements.

8

COMPAK DYNAMIC ASSET ALLOCATION FUND

Statement of Operations

For the Period Ended October 31, 2011*

(Unaudited)

Investment Income
Dividends	$99,455
Interest	766

Total investment income	100,221

Expenses
Advisory fees (Note 2)	64,273
Administration and accounting fees (Note 2)	25,236
Transfer agent fees (Note 2)	15,215
Distribution fees (Class A) (Note 2)	12,854
Registration and filing fees	8,217
Legal fees	6,763
Custodian transaction and out of pocket fees (Note 2)	6,424
Audit fees	6,159
Printing and shareholder reporting fees	5,279
Trustees and officers’ fees	4,307
Other expenses	2,306
Total expenses before waivers and reimbursements	157,033

Less: waivers and reimbursements (Note 2)	(92,949)

Net expenses after waivers and reimbursements	64,084

Net investment income	36,137

Net realized and unrealized gain (loss) from investments:
Net realized loss from investments	(1,469,139)
Net change in unrealized depreciation on investments	(353,808)

Net realized and unrealized loss on investments	(1,822,947)

Net decrease in net assets resulting from operations	$(1,786,810)

*	The Fund commenced operations on June 30, 2011.

The accompanying notes are an integral part of the financial statements.

9

COMPAK DYNAMIC ASSET ALLOCATION FUND

Statement of Changes in Net Assets

For the Period Ended October 31, 2011* (Unaudited)
Increase (decrease) in net assets from operations:
Net investment income	$36,137
Net realized loss from investments	(1,469,139)
Net change in unrealized appreciation from investments	(353,808)

Net decrease in net assets resulting from operations	(1,786,810)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	19,794,816

Total increase in net assets	18,008,006

Net assets
Beginning of period	—

End of period	$18,008,006

Accumulated net investment income, end of period	$36,137

*	The Fund commenced operations on June 30, 2011.

The accompanying notes are an integral part of the financial statements.

10

COMPAK DYNAMIC ASSET ALLOCATION FUND

Financial Highlights

(Unaudited)

Contained below is per share operating performance data for each Class A share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the Period June 30, 2011* to October 31, 2011 (Unaudited)
Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment income(1)	0.02
Net realized and unrealized gain on investments(1)	(0.90)

Net decrease in net assets resulting from operations	(0.88)

Redemption fees	0.01

Net asset value, end of period	$9.13

Total investment return(2)	(8.70)%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$18,008
Ratio of expenses to average net assets(3)	1.25	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(3)(5)	3.05	%(4)
Ratio of net investment income to average net assets(3)	0.70	%(4)
Portfolio turnover rate	101.09	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(4)	Annualized.
(5)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (See Note 2)
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

11

COMPAK DYNAMIC ASSET ALLOCATION FUND

Notes to Financial Statements

October 31, 2011

(Unaudited)

1. Organization and Significant Accounting Policies

The Compak Dynamic Asset Allocation Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on June 30, 2011. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. As of October 31, 2011, there were twenty-one series of the Trust that were operational, including the Fund. The Fund offers separate classes of shares, Class A, Class C, Class D and Class I Shares. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. As of October 31, 2011, Class C, Class D and Class I Shares have not been issued.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

12

COMPAK DYNAMIC ASSET ALLOCATION FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

•    Level  2 —  other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•    Level  3 —  significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of net assets).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of October 31, 2011, in valuing the Fund’s net assets carried at fair value:

	Total Value at 10/31/11	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$16,332,817	$16,332,817	$—	$—

* Please refer to Portfolio of Investments for further details.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the period ended October 31, 2011, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

13

COMPAK DYNAMIC ASSET ALLOCATION FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Compak Asset Management (“CAM” or the “Adviser”), serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 1.25% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its advisory fee (the “Waiver”). The Waiver will remain in place until June 30, 2012, unless the Board of Trustees approves its earlier termination. For the period ended October 31, 2011, the amount of fees accrued and waived was $64,273.

14

COMPAK DYNAMIC ASSET ALLOCATION FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the period ended October 31, 2011, BNY Mellon accrued administration and accounting fees totaling $25,236 and waived fees totaling $15,843.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average net assets and is subject to certain minimum monthly fees. For the period ended October 31, 2011, BNY Mellon accrued transfer agent fees totaling $15,215 and waived fees totaling $9,333.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the period ended October 31, 2011, the Custodian accrued custodian fees totaling $6,424 and waived fees totaling $3,500.

BNY Mellon and the Custodian have the ability to recover such amounts previously waived based on the terms and conditions of the various servicing agreements in place with the Trust.

BNY Mellon Distributors Inc. (the “Underwriter”) provides principal underwriting services to the Fund. For the period ended October 31, 2011, the Underwriter received $1,240 in underwriting commissions and $20,868 in sales commission for the sale of the Fund shares.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of the Fund’s Class A shares.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer and out of pocket expenses for meetings attended. The remuneration paid to the Trustees by the Fund during the period ended October 31, 2011 was $689. Effective September 30, 2011, Nicholas M. Marsini, Jr. resigned as a Trustee of the Trust. Certain employees of BNY Mellon are Officers of the Trust. They are not compensated by the Fund or the Trust.

15

COMPAK DYNAMIC ASSET ALLOCATION FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

3. Investment in Securities

From commencement of operations on June 30, 2011 to October 31, 2011, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$33,523,538	$15,367,774

4. Capital Share Transactions

For the period June 30, 2011 (commencement of operations) to October 31, 2011, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Period Ended October 31, 2011 (Unaudited)
	Shares	Values
Class A Shares
Sales	2,140,589	$21,312,810
Redemption Fees*	—	9,096
Redemptions	(168,427)	(1,527,090)

Net increase	1,972,162	$19,794,816

*    There is 2.00% redemption fee that may be charged on shares redeemed which have been held 60 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

16

COMPAK DYNAMIC ASSET ALLOCATION FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

As of October 31, 2011, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$16,686,625

Gross unrealized appreciation	$143,267
Gross unrealized depreciation	(497,075)

Net unrealized appreciation	$(353,808)

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending April 30, 2012.

6. New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

17

COMPAK DYNAMIC ASSET ALLOCATION FUND

Notes to Financial Statements (Concluded)

October 31, 2011

(Unaudited)

7. Subsequent Event

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:

On November 28, 2011, The Bank of New York Mellon Corporation announced the sale of BNY Mellon Distributors Inc., the Fund’s Distributor, to the Foreside Financial Group (“Foreside”) (the “Transaction”). The Transaction, which will involve The Bank of New York Mellon Corporation selling the stock of BNY Mellon Distributors Inc. and its four broker dealer subsidiaries to Foreside, is anticipated to close, subject to any necessary governmental and regulatory approvals, during the first half of 2012.

18

COMPAK DYNAMIC ASSET ALLOCATION FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (855) 426-6725 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Advisory Agreement

At a meeting held on September 24, 2010, the Board of Trustees (the “Board”) of the Trust, including a majority of the Trustees who are not “interested persons” as defined in the 1940 Act (the “Independent Trustees”), unanimously approved an advisory agreement between Compak Asset Management (“CAM”) and the Trust on behalf of the Fund (“Agreement”). In determining whether to approve the Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that the Adviser provided regarding (i) services to be performed for the Fund, (ii) the size and qualifications of the Adviser’s portfolio management team, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Fund, (iv) how the Adviser will manage the Fund including a general description of its investment decision-making process, sources of information and investment strategies, (v) investment performance information, (vi) brokerage selection procedures, (vii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (viii) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Fund and (ix) compliance with federal securities laws and other regulatory requirements. The Adviser also provided its Code of Ethics for the Trustees’ review and consideration. In addition, the Trustees also received and reviewed a memorandum from legal counsel regarding the legal standard applicable to their review of the Agreement.

Representatives of CAM attended the meeting in person and discussed CAM’s history, performance and investment strategy in connection with the proposed Agreement and answered questions from the Board.

19

COMPAK DYNAMIC ASSET ALLOCATION FUND

Other Information (Continued)

(Unaudited)

The Trustees reviewed the performance information for a composite of similarly managed accounts for the period ending December 31, 2009 on a one-year basis since inception, including a comparison to its blended benchmark.

The Adviser provided information regarding its proposed advisory fee and an analysis of its fee in relation to the services to the Fund, the estimated cost of providing such services, the anticipated profitability of the firm in general and as a result of the fees to be received from the Fund and any other ancillary benefit resulting from the Adviser’s relationship with the Fund. The Trustees also considered the structure of and the method used to determine the compensation received by a portfolio manager and the Adviser’s most recent financials, including the balance sheet. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the Fund versus other similarly managed funds. The Trustees concluded that the advisory fee and services to be provided by the Adviser are consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund.

The Trustees reviewed the services to be provided to the Fund by the Adviser and concluded that the nature, extent and quality of the services to be provided were appropriate and consistent with the terms of the Agreement, that the quality of the proposed services appeared to be consistent with industry norms and that the Fund is likely to benefit from the provision of those services. They also concluded that the Adviser has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively.

The Trustees considered the costs and services to be provided by the Adviser, the proposed compensation and expected benefits received by the Adviser in providing services to the Fund, as well as the Adviser’s anticipated profitability. The Trustees concluded that the Adviser’s anticipated fees derived from its relationship with the Trust in light of the Fund’s estimated total expenses, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the overall estimated expense ratio of the Fund is reasonable, taking into account the projected growth and size of the Fund and the quality of services to be provided by the Adviser.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board noted that economies of scale should be achieved at higher asset levels for the Fund for the benefit of fund shareholders but the fee structure for the Fund did not currently include breakpoint reductions as asset levels increased.

20

COMPAK DYNAMIC ASSET ALLOCATION FUND

Other Information (Concluded)

(Unaudited)

In voting to approve the Agreement, the Board considered all relevant factors and the information presented to the Board by the Adviser. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his own judgment. The Board determined that it had received adequate information and was able to conclude that the approval of the Agreement would be in the best interest of the Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, unanimously approved the Agreement.

21

COMPAK DYNAMIC ASSET ALLOCATION FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (855) 426-6725.

22

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Investment Adviser

Compak Asset Management

8105 Irvine Center Drive, Suite 1100

Irvine, CA 92618

Administrator

BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, PA 19406

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Underwriter

BNY Mellon Distributors Inc.

760 Moore Road

King of Prussia, PA 19406

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

COMPAK DYNAMIC

ASSET ALLOCATION

FUND

of

FundVantage Trust

Class A Shares

SEMI-ANNUAL

REPORT

October 31, 2011

(Unaudited)

This report is submitted for the general information of the shareholders of the Compak Dynamic Asset Allocation Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Compak Dynamic Asset Allocation Fund. Shares of the Compak Dynamic Asset Allocation Fund are distributed by BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, PA 19406.

CORVERUS STRATEGIC EQUITY FUND

Semi-Annual Investment Adviser’s Report

October 31, 2011

(Unaudited)

Dear Fellow Shareholder,

The Corverus Strategic Equity Fund ended down 10.24% over the six-month time period ending October 31, 2011. The fund underperformed relative to the S&P 500, which finished the period down 7.11%. Following a prior six-month period of strong returns (up over 16%) the market experienced tremendous levels of volatility and a marked shift in sentiment. The period was impacted by a myriad of macro events including the sovereign debt crisis in the Euro Zone, the U.S. debt ceiling debates, Standard and Poor’s downgrade of the U.S. credit rating, and several natural disasters. All of these events weighted on prospects for global economic growth, in turn ratcheting down investors’ appetite for risk. The market was down for five of the six months in the period, before posting strong returns (over 10%) in October as solid company fundamentals, incrementally positive U.S. economic data, and whispers of fiscal progress (in the U.S. and Europe), gave investors a glimmer of confidence in the recovery. We expect volatility to continue as sentiment remains fragile and headline risks are significant over the next 12 months. We believe in this challenging investment environment; our risk-aware investment philosophy, favoring high quality stocks with reasonable valuations and good earnings visibility continues to be the most prudent method of stock selection and portfolio management.

Investment Review and Portfolio Strategy

The Corverus Strategic Equity Fund was impacted by a significant change in the tenor of sentiment during the period. We entered the period with the portfolio positioned to benefit from a positive, yet moderate, recovery supported by constructive fiscal stimulus measures. While we recognized the destabilizing effects of weakness in Europe and the threat of long-term indebtedness in the U.S., we believed fiscal channels would provide an orderly resolution on both fronts. As the period progressed we realized that the level of political gridlock in the U.S. was impeding growth and had become the primary driver of a crisis in confidence among investors. This was compounded by even greater concerns related to the management of peripheral country sovereign debt in the Euro Zone. Given the wave of downward revisions in global growth estimates, our cyclical positions in Energy, Materials, and Industrials were among the largest detractors to relative performance. During the period we neutralized some of our pro-cyclical positioning, choosing to retain exposure to strong secular growth themes. We remain opportunistic buyers of risk, if and when, a more constructive fiscal vision develops, domestically and abroad, to drive cyclical growth. Our best performing sectors in the portfolio were Consumer Discretionary and Telecommunication Services. Outperformance in Consumer Discretionary highlighted strength in the high-end consumer market, which we believe to be more resilient to economic weakness. Given the low rate environment, there are strategic opportunities in larger companies with dividend growth potential, as investors seek stable returns.

Investment Climate and Outlook

For the third time in four years, we find ourselves in a market driven more by macro concerns than stock fundamentals. The level of political discord surrounding the debt ceiling debate illustrates the fragility

1

CORVERUS STRATEGIC EQUITY FUND

Semi-Annual Investment Adviser’s Report (Concluded)

October 31, 2011

(Unaudited)

of any fiscal stimulus that could support a full recovery. Therefore, we expect continued volatility in the markets until there is consensus support for stimulus measures. This could be as soon as the Super Committee deliberates, but not likely later than 2012 elections. In the interim, we expect that the positive, albeit modest, GDP growth near 2%, has the ability to support growth for sustainable business models. Despite the volatility in the current macro environment, the potential for coordinated quantitative easing programs in the U.S. and Europe, and the cessation of rate hikes in emerging markets could represent substantial upside for financial markets. Beyond the uncertainty of global monetary and fiscal policies, we do believe there is a fundamental silver lining in the quality of corporate balance sheets today, particularly in contrast to 2008. Companies are likely to remain strategically cautious until the economic outlook for growth become clearer, but when companies begin to redeploy capital into the marketplace, we believe they may be positioned for even greater levels of profitability, creating a more favorable, fundamentally driven investing environment.

Isaac Green, CFA

Portfolio Manager

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended October 31, 2011 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and they do not guarantee the future performance of the Fund or the markets.

2

CORVERUS STRATEGIC EQUITY FUND

Semi-Annual Report

Fund Performance

October 31, 2011

(Unaudited)

Average Annual Total Returns for the Periods Ended October 31, 2011
	Six Months†	1 Year	3 Years	Since Inception*
Class I Shares	-10.24%	0.43%	7.91%	-1.90%
S&P 500® Index	-7.11%	8.09%	11.41%	0.16%	**
Russell 1000® Index	-7.78%	8.01%	12.22%	0.21%	**

†	Not Annualized.

*	The Corverus Strategic Equity Fund (the “Fund”) commenced operations on June 19, 2008.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 739-1390. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s total annual Fund gross and net operating expense ratio for Class I Shares, as stated in the current prospectus, dated September 1, 2011, is 6.22% and 1.00%, respectively, of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Piedmont Investment Advisors, LLC (the “Adviser”) has contractually agreed to reduce its fees or reimburse the Fund’s operating expenses in order to limit the total annual operating expenses for Class I Shares to 1.00%. Total returns would be lower had such fees and expenses not been waived and/or reimbursed. This agreement will terminate on August 31, 2012, unless the Trust’s Board of Trustees approves an earlier termination.

A 2.00% redemption fee applies to shares redeemed within 180 days of purchase. A reduced redemption fee of 1.00%, calculated as a percentage of the amount redeemed (using standard rounding criteria), applies to shares redeemed within 360 days of purchase but after 181 days of purchase. This redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”) and the Russell 1000® Index. The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest U.S. stocks, representing about 98% of the total capitalization of the entire U.S. stock market. It is impossible to invest directly in an index.

3

CORVERUS STRATEGIC EQUITY FUND

Fund Expense Disclosure

October 31, 2011

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six month period from May 1, 2011 through October 31, 2011 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

4

CORVERUS STRATEGIC EQUITY FUND

Fund Expense Disclosure (Concluded)

October 31, 2011

(Unaudited)

	Corverus Strategic Equity Fund — Class I Shares
	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period*
Actual	$1,000.00	$ 897.60	$4.77
Hypothetical (5% return before expenses)	1,000.00	1,020.11	5.08

*

Expenses are equal to an annualized expense ratio for the six month period ended October 31, 2011 of 1.00% for Class I Shares for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) then divided by 366 days to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual six month total return for the Fund of -10.24% for Class I Shares.

5

CORVERUS STRATEGIC EQUITY FUND

Portfolio Holdings Summary Table

October 31, 2011

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Information Technology	19.7%	$901,686
Financials	13.5	620,358
Energy	12.1	554,920
Consumer Discretionary	11.1	508,796
Health Care	10.2	464,809
Industrials	9.5	433,284
Consumer Staples	5.4	245,902
Telecommunication Services	5.1	234,512
Utilities	4.0	183,668
Materials	3.9	177,148
Other Assets In Excess of Liabilities	5.5	252,981

NET ASSETS	100.0%	$4,578,064

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

6

CORVERUS STRATEGIC EQUITY FUND

Portfolio of Investments

October 31, 2011

(Unaudited)

	Number of Shares	Value

COMMON STOCKS — 94.5%
Consumer Discretionary — 11.1%
Deckers Outdoor Corp.*	660	$76,058
Ford Motor Co.*	9,890	115,515
Macy’s, Inc.	4,170	127,310
VF Corp.	670	92,607
Wyndham Worldwide Corp.	2,890	97,306

		508,796

Consumer Staples — 5.4%
Kraft Foods, Inc., Class A	3,930	138,257
PepsiCo, Inc.	1,710	107,645

		245,902

Energy — 12.1%
Chevron Corp.	1,690	177,535
Exxon Mobil Corp.	2,390	186,635
Hess Corp.	1,430	89,461
National Oilwell Varco, Inc.	1,420	101,289

		554,920

Financials — 13.5%
American Express Co.	2,200	111,364
Chubb Corp. (The)	1,480	99,234
JPMorgan Chase & Co.	3,420	118,879
Lazard Ltd., Class A (Bermuda)	3,080	84,207
MetLife, Inc.	2,552	89,728
US Bancorp.	4,570	116,946

		620,358

Health Care — 10.2%
Alexion Pharmaceuticals, Inc.*	960	64,810
Bristol-Myers Squibb Co.	4,990	157,634
Johnson & Johnson	2,020	130,068
UnitedHealth Group, Inc.	2,340	112,297

		464,809

	Number of Shares	Value

COMMON STOCKS — (Continued)
Industrials — 9.5%
Boeing Co. (The)	2,030	$133,554
Cummins, Inc.	1,050	104,402
General Electric Co.	8,110	135,518
Timken Co.	1,420	59,810

		433,284

Information Technology — 19.7%
Acme Packet, Inc.*	1,500	54,315
Apple, Inc.*	430	174,055
EMC Corp.*	4,140	101,471
Google, Inc., Class A*	267	158,235
Intel Corp.	5,440	133,498
Microsoft Corp.	5,490	146,199
NVIDIA Corp.*	3,170	46,916
VMware, Inc., Class A*	890	86,997

		901,686

Materials — 3.9%
CF Industries Holdings, Inc.	280	45,436
E.I. du Pont de Nemours & Co.	2,740	131,712

		177,148

Telecommunication Services — 5.1%
American Tower Corp., Class A*	1,240	68,324
AT&T, Inc.	5,670	166,188

		234,512

Utilities — 4.0%
NextEra Energy, Inc.	1,210	68,244
PPL Corp.	3,930	115,424

		183,668

TOTAL COMMON STOCKS (Cost $3,913,354)		4,325,083

The accompanying notes are an integral part of the financial statements.

7

CORVERUS STRATEGIC EQUITY FUND

Portfolio of Investments (Concluded)

October 31, 2011

(Unaudited)

Value

TOTAL INVESTMENTS - 94.5% (Cost $3,913,354)	$4,325,083
OTHER ASSETS IN EXCESS OF LIABILITIES - 5.5%	252,981

NET ASSETS - 100.0%	$4,578,064

*	Non-income producing.

The accompanying notes are an integral part of the financial statements.

8

CORVERUS STRATEGIC EQUITY FUND

Statement of Assets and Liabilities

October 31, 2011

(Unaudited)

Assets
Investments, at value (Cost $3,913,354)	$4,325,083
Cash	128,164
Receivable for investments sold	274,967
Receivable for capital shares sold	21,878
Dividends and interest receivable	4,566
Receivable from Investment Adviser	39,437
Prepaid expenses and other assets	9,693

Total assets	4,803,788

Liabilities
Payable for investments purchased	178,453
Payable for audit fees	12,802
Payable for transfer agent fees	10,684
Payable for administration and accounting fees	8,512
Payable to custodian	7,024
Accrued expenses	8,249

Total liabilities	225,724

Net Assets	$4,578,064

Net Assets Consisted of:
Capital stock, $0.01 par value	$5,276
Paid-in capital	4,131,497
Accumulated net investment income	15,366
Accumulated net realized gain from investments	14,196
Net unrealized appreciation on investments	411,729

Net Assets	$4,578,064

Class I:
Shares outstanding	527,630

Net asset value, offering and redemption price per share	$8.68

The accompanying notes are an integral part of the financial statements.

9

CORVERUS STRATEGIC EQUITY FUND

Statement of Operations

For the Six Months Ended October 31, 2011

(Unaudited)

Investment Income
Dividends	$38,231
Interest	29

Total investment income	38,260

Expenses
Advisory fees (Note 2)	14,882
Administration and accounting fees (Note 2)	34,664
Printing and shareholder reporting fees	22,705
Transfer agent fees (Note 2)	20,267
Legal fees	14,541
Audit fees	12,707
Custodian fees (Note 2)	10,669
Trustees’ and officers’ fees	7,622
Registration and filing fees	1,317
Other expenses	4,506

Total expenses before waivers and reimbursements	143,880

Less: waivers and reimbursements (Note 2)	(120,986)

Net expenses after waivers and reimbursements	22,894

Net investment income	15,366

Net realized and unrealized gain (loss) from investments:
Net realized loss from investments	(109,979)
Net change in unrealized depreciation on investments	(389,400)

Net realized and unrealized loss on investments	(499,379)

Net decrease in net assets resulting from operations	$(484,013)

The accompanying notes are an integral part of the financial statements.

10

CORVERUS STRATEGIC EQUITY FUND

Statement of Changes in Net Assets

	For the Six Months Ended October 31, 2011 (Unaudited)	For the Year Ended April 30, 2011
Increase (decrease) in net assets from operations:
Net investment income	$15,366	$21,229
Net realized gain (loss) from investments	(109,979)	235,226
Net change in unrealized appreciation (depreciation) from investments	(389,400)	293,757

Net increase (decrease) in net assets resulting from operations:	(484,013)	550,212

Less Dividends and Distributions to Shareholders:
Net investment income	—	(24,292)
Net realized capital gains	—	(262,577)

Net decrease in net assets from dividends and distributions to shareholders	—	(286,869)

Increase (decrease) in Net Assets Derived from Capital Share Transactions (Note 4)	(52,339)	1,091,222

Total increase (decrease) in net assets	(536,352)	1,354,565

Net assets
Beginning of period	5,114,416	3,759,851

End of period	$4,578,064	$5,114,416

Accumulated net investment income, end of period	$15,366	$—

The accompanying notes are an integral part of the financial statements.

11

CORVERUS STRATEGIC EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the Six Months Ended October 31, 2011 (Unaudited)		For the Year Ended April 30, 2011	For the Year Ended April 30, 2010	For the Period June 19, 2008* to April 30, 2009
Per Share Operating Performance
Net asset value, beginning of period	$9.67		$9.23	$6.83	$10.00
Net investment income	0.03		0.05 (1)	0.06 (1)	0.08	(1)
Net realized and unrealized gain (loss) on investments	(1.02)		1.00 (1)	2.40 (1)	(3.22	)(1)

Net increase (decrease) in net assets resulting from operations	(0.99)		1.05	2.46	(3.14)

Dividends and distributions to shareholders from:
Net investment income	—		(0.05)	(0.06)	(0.03)
Net realized gains	—		(0.56)	—	—

Total dividends and distributions to shareholders	—		(0.61)	(0.06)	(0.03)

Net asset value, end of period	$8.68		$9.67	$9.23	$6.83

Total investment return(2)	(10.24%)		11.88%	36.15%	(31.44%)
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$4,578		$5,114	$3,760	$1,759
Ratio of expenses to average net assets	1.00	%(3)	1.00%	1.00%	1.00	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	6.28	%(3)	6.22%	9.84%	31.79	%(3)
Ratio of net investment income to average net assets	0.67	%(3)	0.51%	0.68%	1.47	%(3)
Portfolio turnover rate	55.31	%(5)	111.98%	134.95%	133.18	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (See Note 2)
(5)	Not annualized.

The accompanying notes are an integral part of the financial statements.

12

CORVERUS STRATEGIC EQUITY FUND

Notes to Financial Statements

October 31, 2011

(Unaudited)

1. Organization and Significant Accounting Policies

The Corverus Strategic Equity Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced investment operations on June 19, 2008. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. As of October 31, 2011, there were twenty-one series of the Trust that were operational, including the Fund. The Fund offers separate classes of shares, Class A and Class I Shares. As of October 31, 2011, Class A Shares had not been issued.

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. The Fund’s equity securities listed on any national or foreign exchange market system, other than the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) will be valued at the last sale price. Equity securities listed on NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

13

CORVERUS STRATEGIC EQUITY FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of October 31, 2011, in valuing the Fund’s assets carried at fair value:

	Total Value at 10/31/11	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$4,325,083	$4,325,083	$—	$—

*	Please refer to Portfolio of Investments for further details.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the six months ended October 31, 2011, there were no transfers between Levels 1, 2 and 3 for the Fund.

USE OF ESTIMATES — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

14

CORVERUS STRATEGIC EQUITY FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. General expenses of the Trust are allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Piedmont Investment Advisors, LLC (“Piedmont” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.65% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.00% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2012, unless the Board of Trustees of the Trust approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed

15

CORVERUS STRATEGIC EQUITY FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation. At October 31, 2011, the amount of potential recovery by the Adviser was as follows:

Expiration
April 30, 2012	April 30, 2013	April 30, 2014	April 30, 2015
$212,468	$222,557	$218,103	$120,986

For the six months ended October 31, 2011, investment advisory fees accrued and waived were $14,882 and fees reimbursed by the Adviser were $106,104.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

BNY Mellon Distributors Inc. (the “Underwriter”) provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter. For the six months ended October 31, 2011, there were no fees paid for the sale of Fund shares.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer and out-of-pocket expenses for meetings attended. The remuneration paid to the Trustees by the Fund during the six months ended October 31, 2011 was $1,045. Effective September 30,2011, Nicholas M. Marsini, Jr. resigned as a Trustee of the Trust. Certain employees of BNY Mellon are Officers of the Trust. They are not compensated by the Fund or the Trust.

16

CORVERUS STRATEGIC EQUITY FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

3. Investment in Securities

For the six months ended October 31, 2011, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales

Investment Securities	$2,494,962	$2,744,267

4. Capital Share Transactions

For the six months ended October 31, 2011 and the year ended April 30, 2011, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Six Months Ended October 31, 2011 (Unaudited)		For the Year Ended April 30, 2011
	Shares	Value	Shares	Value
Sales	94,783	$813,056	305,446	$2,755,676
Reinvestments	—	—	31,768	286,869
Redemptions	(95,860)	(865,395)	(215,813)	(1,951,323)

Net increase	(1,077)	$(52,339)	121,401	$1,091,222

As of October 31, 2011, the following shareholder held, of record or beneficially, 10% or more of the outstanding shares of the Fund: Maria J. Mauceri, Trustee for New York Life Progress - Sharing Investment Program Trust (92%).

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

For the fiscal year ended April 30, 2011 and the fiscal year ended April 30, 2010, the tax character of distributions paid by the Fund was $147,444 and $20,500, respectively, of ordinary income dividends, and $139,425 and $0, respectively, of long-term capital gain dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

17

CORVERUS STRATEGIC EQUITY FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

As of April 30, 2011, there was $152,808 of undistributed ordinary income and $39,797 of accumulated long-term capital gains on a tax basis. The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

As of October 31, 2011, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$3,913,354

Gross unrealized appreciation	542,343
Gross unrealized depreciation	(130,614)

Net unrealized appreciation	$411,729

Under federal tax law, capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the fiscal year ended April 30, 2011, the Fund did not incur any capital losses after October 31, 2010.

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to financial statements for the fiscal year ending April 30, 2012.

6. New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

18

CORVERUS STRATEGIC EQUITY FUND

Notes to Financial Statements (Concluded)

October 31, 2011

(Unaudited)

7. Subsequent Event

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:

On November 28, 2011, The Bank of New York Mellon Corporation announced the sale of BNY Mellon Distributors Inc., the Fund’s Distributor, to the Foreside Financial Group (“Foreside”) (the “Transaction”). The Transaction, which will involve The Bank of New York Mellon Corporation selling the stock of BNY Mellon Distributors Inc. and its four broker dealer subsidiaries to Foreside, is anticipated to close, subject to any necessary governmental and regulatory approvals, during the first half of 2012.

19

CORVERUS STRATEGIC EQUITY FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 739-1390 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shareholder Voting Results

June 30, 2011 Special Meeting of Shareholders

A Special Meeting of Shareholders (the “Meeting”) of the Fund was held on June 30, 2011 for the following purpose:

To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Piedmont (“Agreement”).

All Fund shareholders of record at the close of business on May 6, 2011 were entitled to attend or submit proxies. As of the record date, the Fund had 528,904 shares outstanding. At the Meeting, shareholders approved the Agreement. The results of the voting for the proposal were as follows:

	For Votes	Against Votes	Abstained Votes
Shares	489,101	—	—

20

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Investment Adviser

Piedmont Investment Advisors, LLC

300 W. Morgan Street

Suite 1200 Durham, NC 27701

Administrator

BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, PA 19406

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Underwriter

BNY Mellon Distributors Inc.

760 Moore Road

King of Prussia, PA 19406

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

of FundVantage Trust

Class I Shares

SEMI-ANNUAL

REPORT

October 31, 2011

(Unaudited)

This report is submitted for the general information of the shareholders of the Corverus Strategic Equity Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Corverus Strategic Equity Fund. Shares of the Corverus Strategic Equity Fund are distributed by BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, PA 19406.

CUTWATER INVESTMENT GRADE BOND FUND

of

FundVantage Trust

Institutional Class

SEMI-ANNUAL REPORT

October 31, 2011

(Unaudited)

This report is submitted for the general information of the shareholders of the Cutwater Investment Grade Bond Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Cutwater Investment Grade Bond Fund. Shares of the Cutwater Investment Grade Bond Fund are distributed by BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, PA 19406.

CUTWATER INVESTMENT GRADE BOND FUND

Semi-Annual Report

Performance Data

October 31, 2011

(Unaudited)

Total Returns For the Periods Ended October 31, 2011 †
	Six Months	Since Inception*
Institutional Class	2.26%	3.50%
Barclays Aggregate Bond Index	4.98%	6.42	%**

†	Not annualized.

*	The Cutwater Investment Grade Bond Fund (the “Fund”) commenced operations on December 2, 2010.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866) 678-6242.

The Fund’s total annual gross and net operating expense ratio for Institutional Class shares of the Fund, as stated in the current prospectus dated September 1, 2011, is 0.92% and 0.85%, respectively, of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Cutwater Investor Services Corp. (the “Advisor”) has contractually agreed to reduce its fees or reimburse the Fund’s operating expenses in order to limit the total annual operating expenses for Institutional Class shares to 0.85%. Total returns would be lower had such fees and expenses not been waived and/or reimbursed. This agreement will terminate on August 31, 2012 unless the Board of Trustees of FundVantage Trust approves an earlier termination.

A 1.00% redemption fee applies to shares redeemed within 60 days of purchase. The redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of the Barclays Aggregate Bond Index. Barclays Aggregate Bond Index is an unmanaged intermediate-term index and should not be considered indicative of any Cutwater Investment Grade Bond Fund investment. It is impossible to invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund is new, with a limited operating history. The Fund is subject to the risks of the fixed-income securities in its portfolio such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money.

1

CUTWATER INVESTMENT GRADE BOND FUND

Fund Expense Disclosure

October 31, 2011

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period from May 1, 2011 through October 31, 2011 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Cutwater Investment Grade Bond Fund
	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period*
Institutional Class
Actual	$1,000.00	$1,022.60	$4.34
Hypothetical (5% return before expenses)	1,000.00	1,020.85	4.33

*

Expenses are equal to an annualized expense ratio for the six month period ended October 31, 2011 of 0.85% for the Institutional Shares of the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (184), then divided by 366 to reflect the period. The Fund’s ending account value on the first line in the table is based on the actual six month total returns for the Fund of 2.26%.

2

CUTWATER INVESTMENT GRADE BOND FUND

Portfolio Holdings Summary Table

October 31, 2011

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
Corporate Bonds and Notes	42.4%	$29,505,862
Residential Mortgage-Backed Securities	32.3	22,419,704
Asset Backed Securities	10.7	7,415,889
Collateralized Mortgage Obligations	8.1	5,631,505
Municipal Bonds	6.1	4,253,197
Registered Investment Company	3.3	2,318,351
U.S. Treasury Obligations	0.7	462,541
Liabilities in Excess of Other Assets	(3.6)	(2,508,812)

NET ASSETS	100.0%	$69,498,237

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

3

CUTWATER INVESTMENT GRADE BOND FUND

Portfolio of Investments

October 31, 2011

(Unaudited)

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value
CORPORATE BONDS AND NOTES — 42.4%

Automotive — 1.1%

Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 8.70%, 10/01/14	Ba1/BB+	$500	$559,318
Hertz Corp., Sr. Unsec. Notes, 6.90%, 08/15/14	B3/B-	200	199,500

			758,818

Basic Materials — 1.4%

Corp Nacional del Cobre de Chile, 3.875%, 11/03/21 144A	A1/A	750	746,923
Gerdau Trade, Inc., Co. Gty., 5.75%, 01/30/21 144A	Baa3/BBB-	200	197,500

			944,423

Chemicals — 0.7%

Braskem Finance, Ltd., Co. Gty., 7.00%, 05/07/20 144A	Baa3/BBB-	250	270,000
Chevron Phillips Chemical Co., LLC/LP, Sr. Unsec. Notes, 8.25%, 06/15/19 144A	Baa1/BBB	200	249,728

			519,728

Consumer Products — 0.3%

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec. Notes, 8.00%, 10/15/16 144A(b)	Ba3/BB-	200	210,250

Diversified Financial Services — 12.0%

American Express Co., Sub. Notes, 6.80%, 09/01/66(b)(c)	Baa2/BB	300	297,000
Bank of America Corp., 5.65%, 05/01/18	Baa1/A	410	410,549
Barclays Bank PLC, 2.50%, 09/21/15 144A	Aaa/AAA	350	348,988
BioMed Realty LP, Co. Gty., REIT, 6.125%, 04/15/20	Baa3/BBB-	347	362,084
Citigroup, Inc., 8.125%, 07/15/39	A3/A	285	391,701
Commonwealth Bank of Australia, Govt. Liquid Gtd., 3.492%, 08/13/14 144A	Aaa/AAA	350	373,663
Dexia Credit Local/New York NY, Govt. Liquid Gtd., 0.71%, 03/05/13 144A(c)	Aa1/AA+	575	540,179
Federal Realty Investment Trust, Sr. Unsec. Notes, REIT, 5.95%, 08/15/14	Baa1/BBB+	290	313,335
General Electric Capital Corp., Sr. Unsec. Notes, 5.625%, 05/01/18	Aa2/AA+	200	221,134
General Electric Capital Corp., Sub. Notes, 5.30%, 02/11/21	Aa3/AA	400	425,705
Goodman Funding Property Ltd., Sr. Unsec. Notes, REIT, 6.375%, 04/15/21 144A	Baa3/BBB	250	252,638
HSBC Capital Funding LP/Jersey Channel Islands, Ltd. Gtd., 10.176%, 06/30/30 144A(c)(d)	A3/A-	500	626,250
HSBC Capital Funding LP/Jersey Channel Islands, Ltd. Gtd., 4.61%, 06/27/13 144A(c)(d)	A3/A-	250	224,527
ING Bank NV, Sub. Notes, 0.457%, 09/26/16(b)(c)	A1/A+	600	509,276
JPMorgan Chase & Co., 3.15%, 07/05/16	Aa3/A+	340	340,577
JPMorgan Chase Capital XV, Ltd., Gtd., 5.875%, 03/15/35	A2/BBB+	750	707,350
Royal Bank of Scotland, PLC, Govt. Liquid Gtd., 2.625%, 05/11/12 144A	Aaa/AAA	550	556,002
US Bancorp, 2.20%, 11/15/16(b)	Aa3/A+	1,225	1,234,183
WEA Finance, LLC/WT Finance Australia Property, Ltd., Co. Gty., REIT, 7.50%, 06/02/14 144A	A2/A-	200	223,519

			8,358,660

Energy — 4.6%

AmeriGas Partners LP/AmeriGas Finance Corp., Sr. Unsec. Notes, 6.50%, 05/20/21(b)	Ba3/BB-	250	247,500
Anadarko Petroleum Corp., Sr. Unsec. Notes, 5.00%, 10/01/12	Ba1/BBB-	400	412,206
Calfrac Holdings LP, Sr. Unsec. Notes, 7.50%, 12/01/20 144A(b)	B2/B+	100	96,000
Consol Energy, Inc., Co. Gty., 8.00%, 04/01/17(b)	B1/BB	200	219,000

The accompanying notes are an integral part of the financial statements.

4

CUTWATER INVESTMENT GRADE BOND FUND

Portfolio of Investments (Continued)

October 31, 2011

(Unaudited)

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value
CORPORATE BONDS AND NOTES — (Continued)

Energy — (Continued)

Frac Tech Services LLC/Frac Tech Finance, Inc., Co. Gty., 7.125%, 11/15/18 144A(b)	Ba3/BB	$200	$209,000
Husky Energy, Inc., Sr. Unsec. Notes, 5.90%, 06/15/14	Baa2/BBB+	200	219,424
Noble Energy, Inc., Sr. Unsec. Notes, 8.25%, 03/01/19	Baa2/BBB	225	296,010
Petroleum Co. of Trinidad & Tobago, Ltd., Sr. Unsec. Notes, 9.75%, 08/14/19 144A	Baa3/BBB	200	232,554
Schlumberger Investment SA, 3.30%, 09/14/21 144A(b)	A1/A+	250	255,820
Transocean, Inc., Co. Gty., 6.50%, 11/15/20	Baa3/BBB-	250	278,813
Weatherford International, Ltd./Bermuda, Co. Gty., 6.75%, 09/15/40	Baa2/BBB	250	291,653
Whiting Petroleum Corp., 6.50%, 10/01/18(b)	Ba3/BB	400	417,000

			3,174,980

Food And Beverage — 1.6%
Anheuser-Busch Cos., Inc., Co. Gty., 5.50%, 01/15/18	Baa1/A-	300	351,476
Anheuser-Busch InBev Worldwide, Inc., Co. Gty., 0.824%, 01/27/14(c)	Baa1/A-	325	325,264
PepsiCo, Inc., Sr. Unsec. Notes, 4.875%, 11/01/40	Aa3/A-	375	432,358

			1,109,098

Gaming, Lodging & Leisure — 0.3%
Royal Caribbean Cruises, Ltd., Sr. Unsec. Notes, 11.875%, 07/15/15	Ba2/BB	200	237,500

Healthcare — 2.9%
CR Bard, Inc., Sr. Unsec. Notes, 4.40%, 01/15/21	A3/A	290	325,517
DaVita, Inc., Co. Gty., 6.375%, 11/01/18(b)	B2/B	200	202,000
Fresenius Medical Care US Finance, Inc., Co. Gty., 5.75%, 02/15/21 144A	Ba2/BB	500	505,000
HCA, Inc., 7.25%, 09/15/20(b)	Ba3/BB	330	353,513
HCP, Inc., Sr. Unsec. Notes, REIT, 5.375%, 02/01/21(b)	Baa2/BBB	295	302,975
Health Care REIT, Inc., Sr. Unsec. Notes, REIT, 5.25%, 01/15/22(b)	Baa2/BBB-	325	310,750

			1,999,755

Industrial — 1.5%
Holcim US Finance Sarl & Cie SCS, Co. Gty., 6.00%, 12/30/19 144A	Baa2/BBB	250	268,379
L-3 Communications Corp., Co. Gty., 6.375%, 10/15/15 (b)	Ba1/BB+	300	306,375
Sinochem Overseas Capital Co. Ltd., Co. Gty., 6.30%, 11/12/40 144A	Baa1/BBB	325	323,662
Valassis Communications, Inc., Co. Gty., 6.625%, 02/01/21 (b)	Ba3/BB-	175	166,250

			1,064,666

Insurance — 3.7%
American Financial Group, Inc., Sr. Unsec. Notes, 9.875%, 06/15/19	Baa2/BBB+	200	237,046
American International Group, Inc., Jr. Sub. Debs., 8.175%, 05/15/68 (b)(c)	Baa2/BBB	500	482,500
Liberty Mutual Group, Inc., Co. Gty., 10.75%, 06/15/88 144A(b)(c)	Baa3/BB	250	303,750
Manulife Financial Corp., Sr. Unsec. Notes, 4.90%, 09/17/20	A3/A-	250	256,776
MetLife, Inc., Jr. Sub. Notes, 10.75%, 08/01/69 (b)	Baa2/BBB	450	594,000
Prudential Financial, Inc., Jr. Sub. Notes, 8.875%, 06/15/68 (b)(c)	Baa3/BBB+	290	327,700
Travelers Cos., Inc., Jr. Sub. Notes, 6.25%, 03/15/67 (b)(c)	A3/BBB+	375	359,062

			2,560,834

Media — 1.7%
Dish DBS Corp., 6.75%, 06/01/21	Ba2/BB-	500	516,250

The accompanying notes are an integral part of the financial statements.

5

CUTWATER INVESTMENT GRADE BOND FUND

Portfolio of Investments (Continued)

October 31, 2011

(Unaudited)

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value
CORPORATE BONDS AND NOTES — (Continued)

Media — (Continued)

NBCUniversal Media, LLC, 4.375%, 04/01/21	Baa2/BBB+	$350	$372,200
Time Warner Entertainment Co., LP, Co. Gty., 8.375%, 03/15/23	Baa2/BBB	225	295,866

			1,184,316

Mining — 0.8%
BHP Billiton Finance USA, Ltd., Co. Gty., 6.50%, 04/01/19	A1/A+	200	244,340
Teck Resources, Ltd., Sr. Sec. Notes, 10.75%, 05/15/19 (b)	Baa2/BBB	275	339,625

			583,965

Paper — 0.7%
Georgia-Pacific LLC, Co. Gty., 5.40%, 11/01/20 144A	Baa3/A-	450	501,697

Pipe Lines Ex Natural Gas — 1.8%
Colonial Pipeline Co., Sr. Unsec. Notes, 3.50%, 10/15/20 144A(b)	A2/A	350	353,351
Enterprise Products Operating LLC, Co. Gty., 7.034%, 01/15/68 (b)(c)	Ba1/BB	325	334,750
IFM US Colonial Pipeline 2 LLC, Sr. Sec. Notes, 6.45%, 05/01/21 144A(b)	Baa3/BBB-	275	305,398
Kinder Morgan Energy Partners LP, Sr. Unsec. Notes, 9.00%, 02/01/19	Baa2/BBB	200	256,448

			1,249,947

Steel — 0.4%
Allegheny Technologies, Inc., Sr. Unsec. Notes, 9.375%, 06/01/19	Baa3/BBB-	200	255,708

Technology — 0.7%
Hewlett-Packard Co., Sr. Unsec. Notes, 2.125%, 09/13/15	A2/A	450	451,908

Telecommunications — 1.5%
CCO Holdings LLC/CCO Holdings Capital Corp., Co. Gty., 7.00%, 01/15/19(b)	B1/BB-	200	207,500
Qwest Corp., Sr. Unsec. Notes, 7.25%, 10/15/35 (b)	Baa3/BBB-	300	297,000
Telecom Italia Capital SA, Co. Gty., 5.25%, 10/01/15	Baa2/BBB	300	292,140
Virgin Media Finance PLC, Co. Gty., 8.375%, 10/15/19 (b)	Ba2/BB-	200	222,500

			1,019,140

Transportation — 1.7%
Burlington Northern Santa Fe LLC, Sr. Unsec. Notes, 3.60%, 09/01/20 (b)	A3/BBB+	250	257,145
Kansas City Southern de Mexico SA de CV, Sr. Unsec. Notes, 8.00%, 02/01/18(b)	Ba2/BB	250	277,500
United Airlines 2009-2A Pass Through Trust, Pass Through Certs., Series 2009-02, 9.75%, 01/15/17	Baa2/BBB+	623	678,132

			1,212,777

Utilities — 3.0%
Commonwealth Edison Co., 1st Mtge., 6.15%, 09/15/17	Baa1/A-	300	356,513
Duquesne Light Holdings, Inc., Sr. Unsec. Notes, 6.40%, 09/15/20 144A	Ba1/BBB-	250	260,702
NextEra Energy Capital Holdings, Inc., Jr. Sub. Notes, 7.30%, 09/01/67 (b)(c)	Baa2/BBB	750	772,500
NRG Energy, Inc., Co. Gty., 8.25%, 09/01/20 (b)	B1/BB-	200	207,000
UIL Holdings Corp., Sr. Unsec. Notes, 4.625%, 10/01/20	Baa3/BBB-	500	510,977

			2,107,692

TOTAL CORPORATE BONDS AND NOTES (Cost $29,184,520)			29,505,862

The accompanying notes are an integral part of the financial statements.

6

CUTWATER INVESTMENT GRADE BOND FUND

Portfolio of Investments (Continued)

October 31, 2011

(Unaudited)

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value
ASSET BACKED SECURITIES — 10.7%

AH Mortgage Advance Trust, 2.63%, 05/10/42 144A	Aaa/AAA	$250	$249,063
Ally Master Owner Trust, Series 2010-3, Class A, 2.88%, 04/15/15 144A	Aaa/AAA	120	122,311
Americredit Automobile Receivables Trust, 2.73%, 03/09/15	Aaa/AA	435	443,038
ARES Enhanced Loan Investment Strategy, Ltd., Series 2008-IRA, Class A2, 4.274%, 10/16/20 144A(c)	Aa3/AA	500	452,929
Atrium CDO Corp., 3.398%, 11/16/22 144A(c)	WR/NR	675	640,913
Centerpoint Energy Transition Bond Co. LLC, Series 2008-A, Class A1, 4.192%, 02/01/20	Aaa/AAA	818	886,668
CIT Equipment Collateral, Series 2010-VT1A, Class A3, 2.41%, 05/15/13 144A	Aaa/AAA	524	525,664
Citibank Omni Master Trust, Series 2009-A12, Class A12, 3.35%, 08/15/16 144A	Aaa/AAA	1,110	1,130,616
CitiFinancial Auto Issuance Trust, Series 2009-1. Class A4, 3.15%, 08/15/16 144A	Aaa/AAA	250	256,033
Ford Credit Auto Owner Trust, Series 2009-C, Class A3, 2.72%, 11/15/13	Aaa/AAA	252	254,214
Gale Force CLO, Ltd., Series 2005-1A, Class A1, 0.583%, 11/15/17 144A(c)	Aaa/AA+	850	813,365
Octagon Investment Partners VII, Ltd., Series 2004-7A, Class A1L, 0.67%, 12/02/16 144A(c)	Aaa/AA+	423	409,395
OHA Intrepid Leveraged Loan Fund, Ltd., Series 2011-1A, Class A, 2.04%, 04/20/21 144A(c)	Aaa/AAA	400	398,308
Sonic Capital, LLC, 5.438%, 05/20/41 144A	Baa2/BBB	296	301,434
Venture CDO Ltd., 0.473%, 07/22/21 144A(c)	Aaa/AA+	575	531,938

TOTAL ASSET BACKED SECURITIES (Cost $7,462,522)			7,415,889

COLLATERALIZED MORTGAGE OBLIGATIONS — 8.1%
Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A4, 5.648%, 04/10/49(c)	A1/A+	400	426,640
Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.766%, 05/10/45(c)	Baa3/BBB-	610	433,100
Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class AM, 5.582%, 09/11/41(c)	A2/A	850	848,765
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C1, Class A4, 5.014%, 02/15/38(c)	Aaa/AAA	360	391,324
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2002-C1, Class E, 6.135%, 07/12/37 144A	A2/A-	265	263,987
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB16, Class AM, 5.593%, 05/12/45	Aa3/A	850	791,790
Merrill Lynch Mortgage Trust, 5.782%, 08/12/43(c)	A2/A	565	549,444
Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.485%, 07/12/46(c)	Baa3/BBB-	650	500,122
Morgan Stanley Capital I, Series 2005-HQ6, Class A4B, 5.042%, 08/13/42	A1/A+	500	503,909
Morgan Stanley Capital I, Series 2007-HQ11, Class A4, 5.447%, 02/12/44(c)	Aaa/A	800	848,235
Residential Funding Mortgage Securities I, Series 2004-S6, Class 1A1, 5.50%, 06/25/34	Aaa/AAA	74	74,189

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $5,997,087)			5,631,505

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 32.3%
FHLMC Gold Pool # A47297, 5.00%, 10/01/35	Aaa/AA+	777	842,839
FHLMC Gold Pool # A78358, 5.50%, 12/01/37	Aaa/AA+	785	856,891
FHLMC Gold Pool # A89699, 4.50%, 11/01/39	Aaa/AA+	725	765,377
FHLMC Gold Pool # A95134, 4.50%, 11/01/40	Aaa/AA+	910	964,331
FHLMC Gold Pool # A95258, 4.00%, 11/01/40	Aaa/AA+	621	645,030
FHLMC Gold Pool # D98505, 4.00%, 01/01/31	Aaa/AA+	571	598,471
The accompanying notes are an integral part of the financial statements.

7

CUTWATER INVESTMENT GRADE BOND FUND

Portfolio of Investments (Continued)

October 31, 2011

(Unaudited)

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — (Continued)
FHLMC Gold Pool # G03508, 6.00%, 07/01/37	Aaa/AA+	$428	$472,321
FHLMC Gold Pool # G03900, 5.50%, 02/01/38	Aaa/AA+	801	871,313
FHLMC Gold Pool # G05832, 5.00%, 03/01/40	Aaa/AA+	770	826,284
FHLMC Gold Pool # G13996, 4.00%, 11/01/25	Aaa/AA+	555	585,428
FHLMC Gold Pool # J14072, 4.00%, 01/01/26	Aaa/AA+	411	431,794
FHLMC Non Gold Pool # IB8060, 2.908%, 03/01/41(c)	Aaa/AA+	486	502,100
FNMA Pool # 255814, 5.50%, 08/01/35	Aaa/AA+	385	418,978
FNMA Pool # 720475, 4.00%, 08/01/18	Aaa/AA+	123	130,056
FNMA Pool # 931997, 5.00%, 09/01/39	Aaa/AA+	305	329,089
FNMA Pool # 954875, 6.00%, 11/01/37	Aaa/AA+	478	525,694
FNMA Pool # AB1228, 5.00%, 07/01/40	Aaa/AA+	854	929,069
FNMA Pool # AB1475, 4.50%, 09/01/40	Aaa/AA+	853	903,179
FNMA Pool # AD0657, 5.00%, 06/01/23	Aaa/AA+	415	448,573
FNMA Pool # AD3831, 4.50%, 04/01/25	Aaa/AA+	1,001	1,070,185
FNMA Pool # AD7136, 5.00%, 07/01/40	Aaa/AA+	130	139,611
FNMA Pool # AD8246, 4.50%, 08/01/40	Aaa/AA+	625	661,719
FNMA Pool # AD9546, 4.00%, 08/01/40	Aaa/AA+	700	728,533
FNMA Pool # AE0411, 4.50%, 09/01/40	Aaa/AA+	468	495,091
FNMA Pool # AE0704, 4.00%, 01/01/26	Aaa/AA+	203	215,030
FNMA Pool # AE0949, 4.00%, 02/01/41	Aaa/AA+	759	789,571
FNMA Pool # AH7068, 3.50%, 02/01/26	Aaa/AA+	453	470,920
FNMA Pool # AH9560, 3.50%, 08/01/26	Aaa/AA+	623	648,483
FNMA Pool # AH9793, 4.50%, 05/01/41	Aaa/AA+	952	1,008,427
GNMA Pool # 4679, 5.00%, 04/20/40	Aaa/AA+	1,094	1,205,672
GNMA Pool # 694462, 6.00%, 10/15/38	Aaa/AA+	498	557,332
GNMA Pool # 729349, 4.00%, 07/15/41	Aaa/AA+	624	666,483
GNMA Pool # 82717, 3.00%, 01/20/41(c)	Aaa/AA+	334	346,367
GNMA, TBA, 4.50%, 11/01/41	Aaa/AA+	1,260	1,369,463

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $22,045,181)			22,419,704

MUNICIPAL BONDS — 6.1%
American Municipal Power-Ohio, Inc., Build America Bonds, RB, 6.053%, 02/15/43	A1/A	350	377,104
California State, Build America Bonds, GO, 7.625%, 03/01/40	A1/A-	260	318,661
Commonwealth of Massachusetts, 5.25%, 08/01/21	Aa1/AA+	425	522,614
Commonwealth of Pennsylvania, 5.00%, 11/15/21	Aa1/AA	325	393,494
Illinois State, Build America Bonds, GO, 7.35%, 07/01/35	A1/A+	200	222,708
Massachusetts State, Development Finance Agency, Harvard University, RB, Series B-1, 5.00%, 10/15/40(b)	Aaa/AAA	325	360,068
New York City Municipal Water Finance Authority, Water & Sewer RB, 2nd Generation Resolution, Series GG-1, 5.00%, 06/15/39(b)	Aa2/AA+	385	405,397
New York City Transitional Finance Authority, Build America Bonds, RB, 5.508%, 08/01/37	Aa1/AAA	325	369,025
State of California, 7.55%, 04/01/39	A1/A-	255	311,003
State of Maryland, 5.00%, 08/01/23(b)	Aaa/AAA	490	571,992
Washington State, Various Purpose, Series B, GO, 5.25%, 02/01/36(b)	Aa1/AA+	365	401,131

TOTAL MUNICIPAL BONDS (Cost $3,945,867)			4,253,197

The accompanying notes are an integral part of the financial statements.

8

CUTWATER INVESTMENT GRADE BOND FUND

Portfolio of Investments (Concluded)

October 31, 2011

(Unaudited)

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value
U.S. TREASURY OBLIGATIONS — 0.7%
U.S. Treasury Bonds, 4.25%, 11/15/40	Aaa/AA+	$385	$462,541

TOTAL U.S. TREASURY OBLIGATIONS (Cost $382,417)			462,541

		Shares
REGISTERED INVESTMENT COMPANY — 3.3%
BlackRock Liquidity Funds TempCash Portfolio		2,318,351	2,318,351

TOTAL REGISTERED INVESTMENT COMPANY (Cost $2,318,351)			2,318,351

TOTAL INVESTMENTS - 103.6% (Cost $71,335,945)			72,007,049
LIABILITIES IN EXCESS OF OTHER ASSETS - (3.6)%			(2,508,812)

NET ASSETS - 100.0%			$69,498,237

(a)	Ratings for debt securities are unaudited. All ratings are as of October 31, 2011 and may have changed subsquently.
(b)	This security is callable.
(c)	Floating or variable rate security. Rate disclosed is as of October 31, 2011.
(d)	Security is perpetual. Date shown is next call date.

144A Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At October 31, 2011, these securities amounted to $15,539,861 or 22.9% of net assets.

Legend

Certs.	Certificates	LLC	Limited Liability Company
CLO	Collateralized Loan Obligation	LP	Limited Partnership
Co. Gty.	Company Guaranty	Ltd.	Limited
Debs.	Debentures	Mtge.	Mortgage
FHLMC	Federal Home Loan Mortgage Corp.	RB	Revenue Bond
FNMA	Federal National Mortgage Association	REIT	Real Estate Investment Trust
GNMA	Governement National Mortgage Association	Sec.	Secured
GO	General Obligations	Sr.	Senior
Govt.	Government	Sub.	Subordinated
Gtd.	Guaranteed	TBA	To Be Announced
Jr.	Junior	Unsec.	Unsecured

The accompanying notes are an integral part of the financial statements.

9

CUTWATER INVESTMENT GRADE BOND FUND

Statement of Assets and Liabilities

October 31, 2011

(Unaudited)

Assets
Investments, at value (Cost $71,335,945)	$72,007,049
Receivable for investments sold	2,069,395
Dividends and interest receivable	598,488
Prepaid expenses and other assets	52,085

Total assets	74,727,017

Liabilities
Payable for investments purchased	5,172,134
Payable to Investment Adviser	16,023
Payable for transfer agent fees	13,699
Payable for administration and accounting fees	7,055
Payable to custodian	6,930
Accrued expenses	12,939

Total liabilities	5,228,780

Net Assets	$69,498,237

Net Assets Consisted of:
Capital stock, $0.01 par value	$69,107
Paid-in capital	69,038,888
Accumulated net investment loss	(51,684)
Accumulated net realized loss from investments and foreign currency transactions	(229,178)
Net unrealized appreciation on investments	671,104

Net Assets	$69,498,237

Institutional Class:
Net asset value, offering and redemption price per share ($69,498,237 / 6,910,737)	$10.06

The accompanying notes are an integral part of the financial statements.

10

CUTWATER INVESTMENT GRADE BOND FUND

Statement of Operations

For the Six Months Ended October 31, 2011

(Unaudited)

Investment Income
Interest	$1,431,502
Dividends	1,000

Total investment income	1,432,502

Expenses
Advisory fees (Note 2)	172,758
Administration and accounting fees (Note 2)	47,193
Legal fees	35,160
Transfer agent fees (Note 2)	26,401
Printing and shareholder reporting fees	15,415
Trustees’ and officers’ fees	14,673
Custodian transaction and out of pocket fees (Note 2)	12,380
Audit fees	12,110
Registration and filing fees	8,108
Other expenses	6,932

Total expenses before waivers and reimbursements	351,130

Less: waivers and reimbursements (Note 2)	(56,988)

Net expenses after waivers and reimbursements	294,142

Net investment income	1,138,360

Net realized and unrealized gain (loss) from investments:
Net realized gain from investments	645,517
Net realized gain from foreign currency transactions	1,751
Net change in unrealized depreciation on investments	(249,499)

Net realized and unrealized gain on investments	397,769

Net increase in net assets resulting from operations	$1,536,129

The accompanying notes are an integral part of the financial statements.

11

CUTWATER INVESTMENT GRADE BOND FUND

Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2011 (Unaudited)	For the Period Ended April 30, 2011*
Increase in net assets from operations:
Net investment income	$1,138,360	$709,433
Net realized gain (loss) from investments and foreign currency transactions	647,268	(836,928)
Net change in unrealized appreciation (depreciation) on investments	(249,499)	920,603

Net increase in net assets resulting from operations	1,536,129	793,108

Less Dividends and Distributions to Shareholders:
Net investment income:
Institutional Class	(1,195,831)	(743,318)

Total net investment income	(1,195,831)	(743,318)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	1,195,831	67,912,318

Total increase in net assets	1,536,129	67,962,108

Net assets
Beginning of period	67,962,108	—

End of period	$69,498,237	$67,962,108

Accumulated net investment income (loss), end of period	$(51,684)	$5,787

*	The Fund commenced operations on December 2, 2010.

The accompanying notes are an integral part of the financial statements.

12

CUTWATER INVESTMENT GRADE BOND FUND

Financial Highlights

Contained below is per share operating performance data for each Institutional Class share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Six Months Ended October 31, 2011 (Unaudited)		For the Period December 2, 2010* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$10.01		$10.00

Net investment income	0.16		0.11
Net realized and unrealized gain on investments	0.06		0.01

Net increase in net assets resulting from operations	0.22		0.12

Dividends to shareholders from:
Net investment income	(0.17)		(0.11)

Net asset value, end of period	$10.06		$10.01

Total investment return(1)	2.26%		1.22%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$69,498		$67,962
Ratio of expenses to average net assets	0.85	%(2)	0.83	%(2)
Ratio of expenses to average net assets without waivers and expense reimbursements(3)	1.02	%(2)	0.90	%(2)
Ratio of net investment income to average net assets	3.29	%(2)	2.61	%(2)
Portfolio turnover rate	49.56	%(4)	106.84	%(4)

*	Commencement of operations.
(1)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(2)	Annualized.
(3)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (See Note 2)
(4)	Not annualized.

The accompanying notes are an integral part of the financial statements.

13

CUTWATER INVESTMENT GRADE BOND FUND

Notes to Financial Statements

October 31, 2011

(Unaudited)

1. Organization and Significant Accounting Policies

The Cutwater Investment Grade Bond Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced investment operations on December 2, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. As of October 31, 2011, there were twenty-one series of the Trust that were operational, including the Fund. The Fund offers separate classes of shares, Class A, Class C and Institutional Class. As of October 31, 2011, Class A and Class C Shares had not been issued.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities held by the Fund are valued at their last sale price on the NYSE on the day the security is valued. Lacking sales on such day, the security will be valued at the mean between the last asked price and the last bid price prior to the market close. Securities listed on other exchanges (and not subjected to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the last asked price and the last bid price prior to market close. The value of such securities quoted on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) markets system, but not listed on the market system, shall be valued at the mean between closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and the asked prices for such security in the over-the-counter market. Fixed income securities are valued based on the market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturity of 60 days or less are generally valued at amortized cost which approximates the fair value. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Options are valued at the last sale price. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of net assets).

The fair value of the Fund’s bonds are generally based on the quotes received from brokers or independent pricing services. Bonds with quotes that are based on the actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

14

CUTWATER INVESTMENT GRADE BOND FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of October 31, 2011, in valuing the Fund’s net assets carried at fair value:

	Total Value at 10/31/11	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes	$29,505,862	$—	$29,505,862	$—
Asset Backed Securities	7,415,889	—	7,415,889	—
Commerical Mortgage-Backed Securities	5,631,505	—	5,631,505	—
Residential Mortgage-Backed Securities	22,419,704	—	22,419,704	—
Municipal Bonds	4,253,197	—	4,253,197	—
U.S. Treasury Obligations	462,541	—	462,541	—
Registered Investment Company	2,318,351	2,318,351	—	—

Total Investments	$72,007,049	$2,318,351	$69,688,698	$—

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the six months ended October 31, 2011, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

15

CUTWATER INVESTMENT GRADE BOND FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly to shareholders. Distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Cutwater Investor Services Corp. d/b/a Cutwater Asset Management (“Cutwater” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.50% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items and brokerage commissions) do not exceed 0.85% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until: (i) August 31, 2012; (ii) upon the termination of the Adviser as investment adviser to the Fund; or (iii) unless the Board of Trustees of the Trust approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation. As of October 31, 2011, the amount of potential recovery was as follows:

Expiration
April 30, 2015
$56,988

As of October 31, 2011, investment advisory fees payable to the Adviser were $16,023. For the six months ended October 31, 2011, the Adviser waived fees of $56,988.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average net assets and is subject to certain minimum monthly fees.

16

CUTWATER INVESTMENT GRADE BOND FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

BNY Mellon and the Custodian have the ability to recover such amounts previously waived based on the terms and conditions of the various servicing agreements in place with the Trust.

BNY Mellon Distributors Inc. (the “Underwriter”) provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter. For the six months ended October 31, 2011, there were no fees paid for the sale of Fund shares.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer and out of pocket expenses for meetings attended. The remuneration paid to the Trustees by the Fund during the six months ended October 31, 2011 was $7,198. Effective September 30, 2011, Nicholas M. Marsini, Jr. resigned as a Trustee of the Trust. Certain employees of BNY Mellon are Officers of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the six months ended October 31, 2011, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$9,193,345	$8,440,952
U.S. Government Securities	27,064,994	25,302,579

4. Capital Share Transactions

For the period ended, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Six Months Ended October 31, 2011 (Unaudited)		For the Period Ended April 30, 2011*
	Shares	Values	Shares	Values
Institutional Class:
Sales	—	$—	6,716,900	$67,169,000
Reinvestments	118,926	1,195,831	74,911	743,318

Net increase	118,926	$1,195,831	6,791,811	$67,912,318

*	The Fund commenced operations on December 2, 2010.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

17

CUTWATER INVESTMENT GRADE BOND FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

For the fiscal period ended April 30, 2011, the tax character of distributions by the Fund was $743,318 of ordinary income dividends.

As of April 30, 2011, the components of distributable earnings on a tax basis was undistributed ordinary income of $5,787. The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

At October 31, 2011, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$71,335,945

Gross unrealized appreciation	1,574,491
Gross unrealized depreciation	(903,387)

Net unrealized appreciation	$671,104

Under the federal tax law, capital losses realized after October 31 may be deferred and treated as having risen on the first day of the following fiscal year. For the fiscal period ended April 30,2011, the Fund deferred to May 1, 2011 post-October capital losses of $842,066.

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending April 30, 2012.

6. New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

18

CUTWATER INVESTMENT GRADE BOND FUND

Notes to Financial Statements (Concluded)

October 31, 2011

(Unaudited)

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:

On November 28, 2011, The Bank of New York Mellon Corporation announced the sale of BNY Mellon Distributors Inc., the Fund’s Distributor, to the Foreside Financial Group (“Foreside”) (the “Transaction”). The Transaction, which will involve The Bank of New York Mellon Corporation selling the stock of BNY Mellon Distributors Inc. and its four broker dealer subsidiaries to Foreside, is anticipated to close, subject to any necessary governmental and regulatory approvals, during the first half of 2012.

19

CUTWATER INVESTMENT GRADE BOND FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (866) 678-6242 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

20

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[THIS PAGE INTENTIONALLY LEFT BLANK.]

Investment Adviser

Cutwater Asset Management

113 King Street

Armonk, NY 10504

Administrator

BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, PA 19406

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Underwriter

BNY Mellon Distributors Inc.

760 Moore Road

King of Prussia, PA 19406

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

DUPONT CAPITAL EMERGING MARKETS FUND

Semi-Annual Investment Adviser’s Report

October 31, 2011

(Unaudited)

Dear Fund Shareholder,

Thank you for your investment in the DuPont Capital Emerging Market Fund (the “Fund”). This report covers performance for the period from the Fund’s fiscal year end, May 1, through October 31, 2011.

DuPont Capital Management (“DCM”) is a wholly owned subsidiary of the E. I. du Pont de Nemours and Company with over $24 billion in institutional assets under management across global equity, fixed income and private equity strategies. Within the Fund, DCM opportunistically seeks to identify profitable emerging market companies trading at a discount to their normalized earnings power. To accomplish this, DCM integrates proprietary analytics, in-depth fundamental research and a top-down country risk assessment into the investment process. By applying a disciplined, process-driven approach, we seek to construct a well-diversified portfolio that we believe will achieve excess returns with below average risk relative to the MSCI Emerging Markets Index.

Performance Review for the six months ending October 31, 2011

For the six months ending October 31, 2011, the Fund performed in line with the benchmark, falling –15.69% (net of fees and expenses) versus a decline of –15.91% in the MSCI Emerging Markets Index. It was a difficult and volatile period as every country and sector declined in the index. At the country level, Fund positions in Korea, China and Taiwan held up better than the index to be a key area of outperformance. Weak stock selection in Brazil detracted the most from relative returns. A modest overweight to Hungary which fell 43% also disadvantaged the Fund’s results. At the sector level, Technology and Telecom Services holdings were a key area of strength in the Fund. Technology stocks in Korea and Taiwan were among the best performers. Four Telecom companies were among the top ten performing stocks and an overweight exposure to this sector contributed favorably from an allocation perspective. The Fund’s holdings in the Materials sector lagged the index, particularly in Brazil and Mexico, hurting relative returns.

Over the course of the trailing six months, equity market performance was driven by the latest news from the US and Europe. As negative sentiment intensified with the US debt rating downgrade, it exacerbated fears over European sovereign stress, a potential “double-dip” recession in the US and slower growth in China. As investors grew more risk averse, emerging market equities sold off indiscriminately from May through September. Cyclical areas such as Industrials, Materials and Energy were the worst performing sectors. Financials, particularly emerging European banks, plunged as uncertainty rose over the Eurozone crisis and the risk of contagion. Defensive sectors, such as Telecom and Consumer Staples, tended to hold up better in this environment. The Fund was more resilient than the index during this period, falling less as the market declined.

1

DUPONT CAPITAL EMERGING MARKETS FUND

Semi-Annual Investment Adviser’s Report (Continued)

October 31, 2011

(Unaudited)

In October, markets sharply reversed course as equities rallied due to investor optimism that European leaders were close to a resolution on the debt crisis and that the US economy was not heading in to a double dip recession. After falling for five months, the most beaten down emerging market stocks rebounded the most in October. The Fund gained over 11%, however, it did not outpace index returns that were driven more by a renewed risk appetite than underlying company fundamentals. As a result, the Fund performed in line with the index for the first half of the fiscal year.

Investment Environment and Outlook

As emerging markets sold off on macro concerns without regard for true underlying company fundamentals, it provided very interesting opportunities across all regions. We selectively took advantage of price declines to add to existing positions or to incrementally initiate new positions in the Fund. We continue to evaluate the opportunities and risks within emerging markets closely on a country-by-country basis. Despite investor fears over the impact of the Eurozone crisis and higher risks to growth in emerging economies, we believe the underlying growth drivers and secular trends within emerging economies remain intact.

Generally, Fund positioning is defensive with lower exposure to commodity prices and an under-allocation to Asia. At the country level, the Fund remained underweight China, India, Brazil and Russia with overweights in Korea, Mexico and Poland as of October 31, 2011. Valuations are very attractive in emerging European countries such as Russia, Poland, Hungary and Turkey. At the sector level, the Fund is overweight Financials across all regions except Asia. There is also an over-allocation to attractively valued Telecom Services companies with high dividend yield. Currently, we are finding the most attractive valuation opportunities in cyclical areas such as Energy, Materials and Industrials. At the regional level, the portfolio is overweight Eastern Europe and we have been incrementally adding more commodity exposure in this region.

We expect volatility to remain within equity markets. As stocks sell off due to investor fear and risk aversion, we will continue to take advantage of buying opportunities. The Fund is more defensively positioned in terms of underlying fundamental characteristics with a tilt toward higher quality companies (i.e, with lower leverage) which should be able to hold up better in a more volatile environment. We are selectively adding more cyclical exposure across most regions.

We believe emerging economies remain on the path for continued recovery with better growth prospects than developed markets that are experiencing a more subdued recovery. Based on our analysis, emerging market companies are as profitable as developed market companies with better growth prospects. Valuations now appear attractive relative to developed markets and interesting opportunities exist across all regions. We continue to identify companies which in our view have sustainable earnings power, stable cash flows, strong balance sheets and are trading at discounted valuations.

2

DUPONT CAPITAL EMERGING MARKETS FUND

Semi-Annual Investment Adviser’s Report (Concluded)

October 31, 2011

(Unaudited)

We appreciate your investment in the Fund and look forward to communicating with you in the future.

DuPont Capital Management Corporation

This letter is intended to assist shareholders in understanding how the Fund performed during the period ended October 31, 2011 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

3

DUPONT CAPITAL EMERGING MARKETS FUND

Semi-Annual Report

Performance Data

October 31, 2011

(Unaudited)

Total Returns For the Periods Ended October 31, 2011+
	Six Months	Since Inception*
Class I Shares	-15.69%	-12.40%
MSCI Emerging Markets Net
Dividend Index	-15.91%	-9.49%**

+	Not Annualized

*	The DuPont Capital Emerging Markets Fund (the “Fund”) commenced operations on December 6, 2010.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent monthend may be obtained by calling (888) 447-0014.

The Fund’s total annual gross and net operating expense ratios, as stated in the current prospectus dated September 1, 2011, are 1.65% and 1.59%, respectively of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. DuPont Capital Management Corporation has contractually agreed to reduce its fees or reimburse the Fund’s operating expenses in order to limit the total annual operating expenses for Class I Shares to 1.60%. Total returns would be lower had such fees and expenses not been waived and/or reimbursed. This agreement will terminate on August 31, 2013, unless the Board of Trustees of FundVantage Trust approve an earlier termination.

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. The redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of the MSCI Emerging Markets Index. The MSCI Emerging Markets Index is a float-adjusted market capitalization index consisting of 21 emerging economies. It is impossible to invest directly in an index.

Mutual fund investing involves risks, including possible loss of principal. The Fund invests primarily in markets of emerging countries which are riskier than more developed markets and may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly or may never fully develop. Emerging markets are more likely to experience hyperinflation and currency evaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Foreign securities are subject to political, social, or economic risks including instability in the country of the issuer of a security, variation in international trade patterns, the possibility of the imposition of exchange controls, expropriation, confiscatory taxation, limits on movement to currency or other assets and nationalization of assets.

4

DUPONT CAPITAL EMERGING MARKETS FUND

Fund Expense Disclosure

October 31, 2011

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period from May 1, 2011, through October 31, 2011 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical example that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

DUPONT CAPITAL EMERGING MARKETS FUND

Fund Expense Disclosure (Concluded)

October 31, 2011

(Unaudited)

	DuPont Capital Emerging Markets Fund
	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period
Class I Shares
Actual*	$1,000.00	$ 843.10	$6.67
Hypothetical (5% return before expenses)**	1,000.00	1,017.90	7.30

*

Expenses are equal to an annualized expense ratio for the six months from May 1, 2011 to October 31, 2011 of 1.44% for Class I Shares of the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (184), then divided by 366 to reflect the period. The Fund’s ending account value on the first line in the table is based on the actual total return for the six month period ended October 31, 2011 for the Fund of -15.69%.

**

Hypothetical expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by 366 to reflect the period.

6

DUPONT CAPITAL EMERGING MARKETS FUND

Portfolio Holdings Summary Table

October 31, 2011

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Commercial Banks	19.5%	$30,810,977
Oil, Gas & Consumable Fuels	14.1	22,365,534
Semiconductor & Semiconductor Equipment	11.5	18,266,656
Wireless Telecommunication Services	10.2	16,096,316
Exchange Traded Funds	6.8	10,691,441
Metals & Mining	5.5	8,689,763
Real Estate Management & Development	2.8	4,479,785
Construction Materials	2.6	4,080,799
Diversified Telecommunication Services	2.5	3,945,906
Chemicals	2.5	3,882,650
Pharmaceuticals	2.4	3,739,096
Insurance	1.9	3,044,874
Personal Products	1.8	2,851,777
Computers & Peripherals	1.8	2,842,553
Auto Components	1.6	2,574,578
Machinery	1.5	2,383,923
Marine	1.4	2,256,373
Multiline Retail	1.4	2,165,222
Beverages	1.3	2,118,787
Hotels, Restaurants & Leisure	1.3	2,045,903
Construction & Engineering	1.3	1,994,350
Automobiles	1.2	1,859,465
Electric Utilities	0.9	1,442,457
Retail	0.8	1,219,181
Paper & Forest Products	0.6	895,728
Capital Markets	0.3	702,255
Household Products	0.2	360,273
Other Assets in Excess of Liabilities	0.3	418,997

NET ASSETS	100.0%	$158,225,619

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

7

DUPONT CAPITAL EMERGING MARKETS FUND

Portfolio of Investments

October 31, 2011

(Unaudited)

	Number of Shares	Value

COMMON STOCKS — 88.2%
Brazil — 5.3%
Banco Bradesco SA, ADR	121,825	$2,217,215
Braskem SA, SP ADR	100	1,804
Petroleo Brasileiro SA, SP ADR	121,758	3,079,260
Porto Seguro SA	78,934	846,419
Sul America SA - Units	269,794	2,198,455
Suzano Papel e Celulose SA, SP ADR	100	1,528

		8,344,681

Chile — 2.2%
Banco de Credito e
Inversiones SA	25,116	1,404,640
Compania Cervecerias Unidas SA, ADR	36,990	2,118,787

		3,523,427

China — 12.3%
China Mobile, Ltd.	546,088	5,190,207
China Mobile, Ltd., SP ADR .	8,859	421,334
China Overseas Land & Investment, Ltd.	1,248,624	2,310,442
China Petroleum & Chemical Corp., ADR	15,482	1,461,501
China Petroleum & Chemical Corp., Class H	1,548,664	1,464,619
Industrial & Commercial
Bank of China, Ltd., Class H	2,997,296	1,871,701
Pacific Basin Shipping, Ltd.	4,948,504	2,256,373
PetroChina Co., Ltd., ADR	2,184	283,068
PetroChina Co., Ltd., Class H	2,200,041	2,856,077
Yanzhou Coal Mining Co., Ltd., Class H	588,000	1,455,473

		19,570,795

	Number of Shares	Value

COMMON STOCKS — (Continued)

Columbia — 1.6%
BanColombia SA	160,192	$2,489,586

Czech Republic — 1.7%
CEZ AS	34,112	1,442,457
Komercni Banka AS	6,697	1,281,354

		2,723,811

Egypt — 1.7%
Commercial International
Bank Egypt SAE	340,088	1,513,318
Egyptian Financial
Group-Hermes Holding SAE*	328,125	702,255
Ezz Steel Co. SAE	445,913	453,159

		2,668,732

Hungary — 1.3%
Egis Pharmaceuticals PLC	24,917	2,027,376

India — 2.4%
ICICI Bank, Ltd., SP ADR	26,913	1,000,087
Reliance Industries, Ltd., SP GDR 144A(a)	76,342	2,751,572

		3,751,659

Indonesia — 2.2%
Astra International Tbk PT	96,815	746,519
International Nickel Indonesia Tbk PT	3,416,500	1,392,884
International Nickel
Indonesia Tbk PT, ADR	2,306	47,688
Ramayana Lestari Sentosa Tbk PT	18,365,065	1,378,028

		3,565,119

Jordan — 1.1%
Hikma Pharmaceuticals PLC	158,042	1,711,720

The accompanying notes are an integral part of the financial statements.

8

DUPONT CAPITAL EMERGING MARKETS FUND

Portfolio of Investments (Continued)

October 31, 2011

(Unaudited)

	Number of Shares	Value

COMMON STOCKS — (Continued)
Lebanon — 1.4%
Solidere, GDR	149,507	$2,169,343

Malaysia — 2.1%
Genting Bhd	587,396	2,045,903
Malayan Banking Bhd	455,981	1,237,954

		3,283,857

Mexico — 6.9%
America Movil SAB de CV, Series L 1,964,002		2,496,450
America Movil SAB de CV, Series L, ADR	98,829	2,512,233
Cemex SAB de CV-CPO*.	4,281,700	1,873,063
Grupo Financiero Banorte SAB de CV, Class O	358,413	1,222,321
Kimberly-Clark de Mexico SAB de CV, ADR	100	2,850
Kimberly-Clark de Mexico SAB de CV, Class A	62,800	357,423
Ternium SA, SP ADR	100,214	2,459,252

		10,923,592

Philippines — 1.3%
Globe Telecom, Inc	99,815	2,114,125

Poland — 3.3%
Bank Handlowy w Warszawie SA	94,560	2,224,769
Grupa Lotos SA*	52,668	472,815
KGHM Polska Miedz SA	26,847	1,296,157
Telekomunikacja Polska SA	229,612	1,217,570

		5,211,311

Russia — 5.8%
Gazprom OAO, SP ADR	445,994	5,177,990
Sberbank of Russia, SP ADR*	231,059	2,483,884

	Number of Shares	Value

COMMON STOCKS — (Continued)
Russia — (Continued)
VimpelCom, Ltd., SP ADR	140,044	$1,537,683

		9,199,557

South Africa — 3.9%
ABSA Group, Ltd.	107,126	1,920,587
Aveng, Ltd.	428,497	1,994,350
Pretoria Portland Cement Co., Ltd.	729,009	2,207,736

		6,122,673

South Korea — 18.1%
AmorePacifico Group	13,037	2,851,777
E-Mart Co., Ltd.*	4,667	1,219,181
Hyundai Mobis Co., Ltd.	8,996	2,574,578
LG Uplus Corp.	458,127	2,728,336
POSCO, ADR	35,389	3,040,623
Samsung Electronics Co., Ltd.	9,526	8,200,564
Samsung Heavy Industries Co., Ltd.	78,140	2,383,923
Shinhan Financial Group Co., Ltd.	121,529	4,841,367
Shinsegae Co., Ltd.	3,130	787,194

		28,627,543

Taiwan — 9.8%
Compal Electronics, Inc.	3,097,208	2,842,553
MediaTek, Inc	201,975	2,119,580
Novatek Microelectronics Corp.	1,129,692	2,769,274
Taiwan Fertilizer Co., Ltd.	1,004,372	2,588,713
Taiwan Semiconductor Manufacturing Co., Ltd.	756,043	1,842,384
Taiwan Semiconductor Manufacturing Co., Ltd., SP ADR	119,483	1,507,875

The accompanying notes are an integral part of the financial statements.

9

DUPONT CAPITAL EMERGING MARKETS FUND

Portfolio of Investments (Concluded)

October 31, 2011

(Unaudited)

	Number of Shares	Value

COMMON STOCKS — (Continued)
Taiwan — (Continued)
United Microelectronics Corp.	4,161,000	$1,826,979

		15,497,358

Thailand — 2.3%
Advanced Info Service PCL	429,860	1,824,284
Kasikornbank PCL	100	404
Kasikornbank PCL NVDR	445,570	1,776,424

		3,601,112

Turkey — 1.5%
Ford Otomotiv Sanayi AS	153,099	1,112,946
Turkiye Vakiflar Bankasi TAO	801,033	1,361,174

		2,474,120

TOTAL COMMON STOCKS (Cost $149,531,939)		139,601,497

PREFERRED STOCK — 4.7%
Brazil — 4.7%
Banco do Estado do Rio
Grande do Sul, Class B	186,105	1,964,192
Braskem SA, Class A	143,400	1,292,133
Petroleo Brasileiro SA	268,810	3,363,159
Suzano Papel e Celulose SA	177,892	894,200

		7,513,684

TOTAL PREFERRED STOCK (Cost $8,427,309)		7,513,684

EXCHANGE TRADED FUNDS — 6.8%
iShares MSCI Emerging Market Index Fund	106,650	4,351,320

	Number of Shares	Value

EXCHANGE TRADED FUNDS — (Continued)
PowerShares India Portfolio	106,989	$2,122,662
Vanguard MSCI Emerging Markets ETF	101,650	4,217,459

TOTAL EXCHANGE TRADED FUNDS (Cost $10,314,362)		10,691,441

TOTAL INVESTMENTS - 99.7%
(Cost $168,273,610)		157,806,622
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%		418,997

NET ASSETS - 100.0%		$158,225,619

*	Non-income producing.
(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security was purchased in accordance with the guidelines approved by the Fund’s Board of Trustees and may be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2011, this security amounted to $2,751,572 or 1.7% of net assets. This security has been determined by the Adviser to be a liquid security.

ADR	American Depositary Receipt
CPO	Certificado de Participación Ordinario
GDR	Global Depositary Receipt
NVDR	Non-voting Depositary Receipt
PCL	Public Company Limited
PLC	Public Limited Company

SP ADR Sponsored Depositary Receipt

The accompanying notes are an integral part of the financial statements.

10

DUPONT CAPITAL EMERGING MARKETS FUND

Statement of Assets and Liabilities

October 31, 2011

(Unaudited)

Assets
Investments, at value (Cost $168,273,610)	$157,806,622
Cash	5,205,232
Foreign Currency (Cost $118,533)	118,518
Receivable for investments sold	2,065,541
Receivable for capital shares sold	404,301
Dividends and interest receivable	91,624
Prepaid expenses and other assets	53,515

Total assets	165,745,353

Liabilities
Payable for investments purchased	7,232,273
Payable to Investment Adviser	124,935
Payable for foreign taxes	58,390
Payable to custodian	36,107
Payable for capital shares redeemed	20,589
Payable for administration and accounting fees	12,250
Payable for transfer agent fees	10,254
Accrued expenses	24,936

Total liabilities	7,519,734

Net Assets	$158,225,619

Net Assets Consisted of:
Capital stock, $0.01 par value	$180,638
Paid-in capital	173,346,558
Accumulated net investment income	833,218
Accumulated net realized loss from investments and foreign currency transactions	(5,667,379)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currency	(10,467,416)

Net Assets	$158,225,619

Class I:
Net asset value, offering and redemption price per share ($158,225,619 / 18,063,839)	$8.76

The accompanying notes are an integral part of the financial statements.

11

DUPONT CAPITAL EMERGING MARKETS FUND

Statement of Operations

For the Six Months Ended October 31, 2011

(Unaudited)

Investment Income
Dividends	$2,251,935
Less: foreign taxes withheld	(308,174)
Interest	515

Total investment income	1,944,276

Expenses
Advisory fees (Note 2)	633,745
Custodian transaction and out of pocket fees (Note 2)	72,720
Administration and accounting fees	58,677
Registration and filing fees	22,865
Legal fees	17,264
Trustees’ and officers’ fees	16,176
Transfer agent fees (Note 2)	15,384
Audit fees	14,958
Printing and shareholder reporting fees	14,191
Other expenses	5,535

Total expenses	871,515

Net investment income	1,072,761

Net realized and unrealized gain/(loss) from investments
Net realized loss from investments	(4,984,209)
Net realized loss from foreign currency transactions	(195,630)
Net change in unrealized appreciation/(depreciation) on investments	(14,908,327)
Net change in unrealized appreciation/(depreciation) on foreign currency transactions	(4,298)

Net realized and unrealized loss on investments	(20,092,464)

Net decrease in net assets resulting from operations	$(19,019,703)

The accompanying notes are an integral part of the financial statements.

12

DUPONT CAPITAL EMERGING MARKETS FUND

Statement of Changes in Net Assets

	For the Six Months Ended October 31, 2011 (Unaudited)	For the Period Ended April 30, 2011*
Increase/(decrease) in net assets from operations:
Net investment income	$1,072,761	$76,597
Net realized loss from investments and foreign currency transactions	(5,179,839)	(803,680)
Net change in unrealized appreciation/(depreciation) from investments and foreign currency transactions	(14,912,625)	4,445,209

Net increase/(decrease) in net assets resulting from operations	(19,019,703)	3,718,126

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	81,083,544	92,443,652

Total increase in net assets	62,063,841	96,161,778

Net assets
Beginning of period	96,161,778	—

End of period	$158,225,619	$96,161,778

Accumulated net investment income/(loss), end of period	$833,218	$(239,543)

*	The Fund commenced operations on December 6, 2010.

The accompanying notes are an integral part of the financial statements.

13

DUPONT CAPITAL EMERGING MARKETS FUND

Financial Highlights

Contained below is per share operating performance data for each Class I Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the Six Months Ended October 31, 2011 (Unaudited)		For the Period December 6, 2010* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$10.39		$10.00

Net investment income	0.07	(1)	0.01
Net realized and unrealized gain (loss) on investments	(1.70	)(1)	0.38

Net increase (decrease) in net assets resulting from operations	(1.63)		0.39

Redemption fees	—	(2)	—

Net asset value, end of period	$8.76		$10.39

Total investment return(3)	(15.69)%		3.90%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$158,226		$96,162
Ratio of expenses to average net assets	1.44	%(4)	1.56	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements	1.44	%(4)	1.62	%(4)(5)
Ratio of net investment income to average net assets	1.78	%(4)	0.29	%(4)
Portfolio turnover rate	65.3	%(6)	60.0	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.01 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (See Note 2)
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

14

DUPONT CAPITAL EMERGING MARKETS FUND

Notes to Financial Statements

October 31, 2011

(Unaudited)

1. Organization and Significant Accounting Policies

The DuPont Capital Emerging Markets Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced investment operations on December 6, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. As of October 31, 2011, there were twenty-one series of the Trust that were operational, including the Fund. The Fund offers separate classes of shares, Class A, Class C, Class D and Class I Shares. As of October 31, 2011, Class A, Class C and Class D Shares had not been issued.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. The Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are generally valued at amortized cost, which approximates market value. Any assets held by the Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day (which may use fair value pricing as disclosed in their prospectuses). Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to the Adviser the responsibility for applying the valuation methods. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

15

DUPONT CAPITAL EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

•    Level  1 —  quoted prices in active markets for identical securities;

•    Level  2 —  other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•    Level  3 —  significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of net assets).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at the value at the end of the period.

Significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its NAV (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. As a result, the Fund fair values foreign securities using an independent pricing service which considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy.

The following is a summary of the inputs used, as of October 31, 2011, in valuing the Fund’s net assets carried at fair value:

	Total Value at 10/31/11	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks
Brazil	$8,344,681	$8,344,681	$—	$—
Chile	3,523,427	3,523,427	—	—
China	19,570,795	2,165,903	17,404,892	—
Columbia	2,489,586	2,489,586	—	—
Czech Republic	2,723,811	—	2,723,811	—
Egypt	2,668,732	—	2,668,732	—
Hungary	2,027,376	—	2,027,376	—
India	3,751,659	3,751,659	—	—
Indonesia	3,565,119	47,688	3,517,431	—

16

DUPONT CAPITAL EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

	Total Value at 10/31/11	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks - continued
Jordan	$1,711,720	$—	$1,711,720	$—
Lebanon	2,169,343	2,169,343	—	—
Malaysia	3,283,857	—	3,283,857	—
Mexico	10,923,592	10,923,592	—	—
Philippines	2,114,125	—	2,114,125	—
Poland	5,211,311	—	5,211,311	—
Russia	9,199,557	9,199,557	—	—
South Africa	6,122,673	—	6,122,673	—
South Korea	28,627,543	4,259,804	24,367,739	—
Taiwan	15,497,358	1,507,875	13,989,483	—
Thailand	3,601,112	1,824,284	1,776,828	—
Turkey	2,474,120	—	2,474,120	—
Preferred Stock	7,513,684	7,513,684	—	—
Exchange Traded Funds	10,691,441	10,691,441	—	—

Total Investments	$157,806,622	$68,412,524	$89,394,098	$—

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy. Significant market movements occurred at October 31, 2011 and therefore the Fund utilized the external pricing

17

DUPONT CAPITAL EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

service model adjustments. As a result, securities still held at October 31, 2011 by the Fund since the beginning of the period, were transferred from Level 1 into Level 2 with an end of period value of $787,194. There were no transfers to or from Level 3 for the Fund.

Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations. For the six months ended October 31, 2011, the Fund did not incur any other foreign currency gain or loss.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and

18

DUPONT CAPITAL EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Currency Risk — The Fund invests in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Fund is determined on the basis of U.S. dollars, the Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s holdings in foreign securities.

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

2. Transactions with Affiliates and Related Parties

DuPont Capital Management Corporation (“DuPont Capital” or the “Adviser”), serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 1.05% of the Fund’s average daily net assets. Each class of shares of the Fund pays its respective pro-rata portion of the advisory fee payable by the Fund. The Adviser has contractually agreed to reduce its investment advisory fee

19

DUPONT CAPITAL EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.60% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2013, unless the Board of Trustees of the Trust approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation. As of October 31, 2011, there were no amounts to be recouped.

For the six months ended October 31, 2011, investment advisory fees were $633,745. At October 31, 2011, investment advisory fees payable to the Adviser were $124,935.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annualized percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annualized percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

The Bank of New York Mellon (the “Custodian”) succeeded PFPC Trust Company as the Fund’s custodian providing certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annualized percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

BNY Mellon and the Custodian have the ability to recover such amounts previously waived based on the terms and conditions of the various servicing agreements in place with the Trust.

BNY Mellon Distributors Inc., (the “Underwriter”) provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter. For the six months ended October 31, 2011, there were no fees paid for the sale of Fund shares.

At October 31, 2011, the Fund had not issued Class A, Class C or Class D Shares.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer and out-of-pocket expenses for meetings attended. The remuneration paid to the Trustees by the Fund during the six months ended October 31, 2011 was $8,741. Effective September 30, 2011, Nicholas M. Marsini,

20

DUPONT CAPITAL EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

Jr. resigned as a Trustee of the Trust. Certain employees of BNY Mellon are Officers of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the six months ended October 31, 2011, aggregate purchases and sales of investment securities (excluding U.S. Government and agency short-term investments and other short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$157,974,188	$77,900,299

4. Capital Share Transactions

For the six months ended October 31, 2011 and the period ended April 30, 2011, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Six Months Ended October 31, 2011 (Unaudited)		For the Period Ended April 30, 2011*
	Shares	Value	Shares	Value
Class I Shares
Sales	8,982,018	$82,615,386	9,766,589	$97,376,912
Redemption Fees**	—	213	—	—
Redemptions	(172,620)	(1,532,055)	(512,148)	(4,933,260)

Net increase	8,809,398	$81,083,544	9,254,441	$92,443,652

*	Class I Shares commenced operations on December 6, 2010.
**

There is a 2.00% redemption fee that may be charged on the shares redeemed which have been held for 60 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in-capital.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

21

DUPONT CAPITAL EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

As of April 30, 2011, the components of distributable earnings on a tax basis was undistributed ordinary income of $76,597. The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Foreign currency and short-term capital gains are reported as ordinary income for federal income tax purposes.

At October 31, 2011, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$168,215,220

Gross unrealized appreciation	3,984,050
Gross unrealized depreciation	(14,392,648)

Net unrealized appreciation	$(10,408,598)

Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the fiscal period ended April 30, 2011, the Fund deferred to May 1, 2011 post-October capital losses of $105,012 and post-October currency losses of $316,140.

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending April 30, 2012.

6. New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards(“IFRS”). ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual

22

DUPONT CAPITAL EMERGING MARKETS FUND

Notes to Financial Statements (Concluded)

October 31, 2011

(Unaudited)

reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:

On November 28, 2011, The Bank of New York Mellon Corporation announced the sale of BNY Mellon Distributors Inc., the Fund’s Distributor, to the Foreside Financial Group (“Foreside”) (the “Transaction”). The Transaction, which will involve The Bank of New York Mellon Corporation selling the stock of BNY Mellon Distributors Inc. and its four broker dealer subsidiaries to Foreside, is anticipated to close, subject to any necessary governmental and regulatory approvals, during the first half of 2012.

23

DUPONT CAPITAL EMERGING MARKETS FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 447-0014 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

24

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Investment Adviser

DuPont Capital Management Corporation

One Righter Parkway

Suite 3200

Wilmington, DE 19803

Administrator

BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, PA 19406

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Underwriter

BNY Mellon Distributors Inc.

760 Moore Road

King of Prussia, PA 19406

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

DUPONT CAPITAL

EMERGING MARKETS

FUND

of

FundVantage Trust

Class I Shares

SEMI-ANNUAL

REPORT

October 31, 2011

(Unaudited)

This report is submitted for the general information of the shareholders of the DuPont Capital Emerging Markets Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the DuPont Capital Emerging Markets Fund. Shares of the DuPont Capital Emerging Markets Fund are distributed by BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, PA 19406.

EIC VALUE FUND

Semi-Annual Investment Adviser’s Report

October 31, 2011

(Unaudited)

Dear Fund Shareholder,

The EIC Value Fund commenced operations on May 1, 2011, in what proved to be a very difficult market environment. For the six months ending October 31, 2011, the Fund’s Institutional Class Shares held up relatively well, falling 1.3% versus a 9.9% drop for the Russell 3000 Value Index, our primary benchmark, and a 7.1% decrease for the S&P 500.1

With the recent passing of Steve Jobs and ten-year anniversary of 9/11, the continuing poor economy, credit turmoil in Europe, the failure of Congress’s deficit-cutting committee, and the decline in equities over the summer and into the fall, there is much to be down about. But as Jobs sought growth “at the intersection of art and technology”, perhaps our own way out lays where Jobs’ admonition to “Think Different” intersects with remember the fundamentals.

Thinking Different in the Investment Sphere.

Within the investment sphere, Think Different has meant reducing reliance on delineations of domestic investment strategies based on the size of companies (large, mid, and small) and style (value, growth, and core). Harry Markowitz won a Nobel Prize for his pioneering work in the 1950s on risk-reduction using asset allocation to build portfolios of non-correlated assets. His ideas, which became known as modern portfolio theory (MPT), remain valid in theory. In practice, however, different styles of equity management have been highly correlated, especially in bear markets, making MPT less effective than expected. Moreover, the desire for “low tracking error” versus benchmarks essentially embedded index volatility into client portfolios, rather than providing clients with needed downside-protection. Worse yet, MPT led practitioners to associate risk with added return instead of higher failure rates. Underlying asset risks were largely ignored (since investors theoretically were rewarded for risk), and portfolio risk was assumed to be controlled by asset allocation and diversification.

Over our 25-plus years in the business, Think Different has meant avoiding these MPT shortcomings, and instead, remembering the fundamentals, particularly those outlined in a 1977 article by Warren Buffett (How Inflation Swindles the Equity Investor), on which our valuation approach was based. Instead of structuring our portfolio holdings to track a style-box benchmark, we invest where value leads, whether large-, mid- or small-cap stocks. We believe capital should be allocated based on price, value, and quality rather than business size. Historically, this has helped reduce our risk of loss versus volatile indices (i.e., downside protection rather than low tracking-error) and increased returns (it is easier to make more if you lose less). Thus, our experience – reducing risk increased returns – is at odds with one of Markowitz’s central tenets.

Thinking Different in the Economic Sphere

The principal cause of today’s economic mess is the excessive credit expansion in the decades before. The problem accumulated over many years as credit and over-confidence led to broad misappraisals of risk (in borrowing and investing), major global imbalances (surpluses and deficits), and inattentiveness to a decline in the structural health of western economies (whether measured in consumer balance sheets, median incomes and distribution, quality of infrastructure, manufacturing strength and efficiency, education, or individual self-discipline).

When consumer solvency reached the breaking point, the solvency of lenders (and deficit governments) likewise became compromised. Success in getting capital flowing (and the capitalist engine restarted) has been frustrated by the weakened solvency chain (individual, lender, sovereign), the cumulative decline in structural health, and the concentration of capital resulting from the economic imbalances.

1

EIC VALUE FUND

Semi-Annual Investment Adviser’s Report (Continued)

October 31, 2011

(Unaudited)

Thinking Different, to exit today’s economic situation, may likewise require remembering the fundamentals of capitalism’s health: safety of the banking system through proper regulation; policies to sustain a healthy middle class; efficiency of infrastructure and energy; workforce quality through self-discipline, education, and health; less corruption of the public purse for private profit, etc. Our hope is that the recent crises will trigger a needed movement back to the fundamentals of economic health and balanced growth. As Churchill said, “America will always do the right thing, but only after having exhausted all other possibilities”.

Thinking Different About Today’s Investment Opportunity Set

Fear and negativity produce good investment values and attractive investment opportunity sets. Today is no different. Our experience has been that attractive valuation lowers risk and increases future return. Thus, amidst today’s disheartening economic news, we believe the most important message for investors is to focus on the investment value and quality being created by it.

When markets fall, our portfolio turnover typically increases as assets are moved towards new opportunities created by price declines. This movement is occurring again today. Historically, the purchasing of quality stocks that have fallen dramatically in price has contributed to our “better-than-expected” results during market recoveries.

Our investment approach has always had a bias toward quality companies, and this has been an important contributor to our more stable returns. For example, using Morningstar’s definitions for financial health, almost 50% of the Fund’s holdings are A-rated, versus only 28% for the Russell 3000 Value index. The importance of quality in protecting against market declines over the last six months is seen below using Morningstar’s ratings for financial health (left side) and Standard & Poor’s Quality ratings (right side). While higher quality holdings were flat to down, lower quality stocks declined sharply as fear returned to the market.

Morningstar Rating	R 3000V% Return*	S&P Rating	R3000V Return*
A	0.9%	A	-6.9%
B	-5.5%	B+	-7.3%
C	-17.4%	B-	-14.4%
D	-27.5%	C	-23.4%

Sources:	Morningstar, Russell Corporation, Standard & Poor’s Research Insight, Equity Investment Corporation
*	For the six months ended October 31, 2011. R3000V returns estimated using May 31, 2011 compilation.

“Quality” is a vague and frequently used word that is often misunderstood. For some, it means “blue chips” (even though this included companies like GM, AIG and Citigroup in 2007). For others, it means narrow financial metrics, like low debt or stable earnings (even though this included Ambac and MBIA in 2007). Our definition is broader: Quality consists of all those factors that reduce our odds of being wrong about an investment. This includes narrow financial measures (earnings stability, debt, leases, leverage ratios, etc.) but also factors like the quality of earnings (tax rates, extraordinary items, reserves, and earnings sustainability/repeatability, etc.); the degree to which management is straight with shareholders (especially in its accounting); the strength of the business franchise versus competition; the nature of the product and its pricing power; etc.

2

EIC VALUE FUND

Semi-Annual Investment Adviser’s Report (Concluded)

October 31, 2011

(Unaudited)

From a sector perspective, utilities and consumer staples were the only two posting positive returns over the six months ended November 30, 2011. Our over-weight position in consumer staples contributed to our better-than-market results.

In contrast, the worst performing sectors were basic materials and financials. While the materials sector suffered a price decline of 17.9%, our holdings in this sector actually increased 3.5% on a combined basis. More specifically, Newmont Mining gained 15.0%, more than offsetting Barrick Gold’s 2.2% drop, and Sigma-Aldrich’s 6.7% fall. Financial stocks were the second worst performing sector during this six-month stretch. Our under-weight position in financials relative to our benchmark helped performance, as did our stock selection.

As a value manager, we frequently look at stocks that have experienced significant price declines. Recently, we purchased some financials (PNC Financial Services Group, US Bancorp, and Charles Schwab) whose prices have fallen this year, particularly in the third quarter. These purchases were funded by selling C.R. Bard, Diageo, Annaly Capital Management, Exelon Corporation, and Quest Diagnostics, all of which performed relatively well as markets dropped.

The overarching theme of our recent finance purchases has been quality. Since the onset of the financial crisis, banks have done much to improve their condition: decreasing leverage, increasing liquidity, improving asset performance, increasing reserve levels, and tightening underwriting standards. Although improvement has been broad-based, stresses remain and not all companies will thrive in the new environment, so we have focused on the highest quality banks with low exposure to off-balance sheet derivatives as well as low exposure to European sovereign debt crisis.

In addition, we continue to look at cyclical, economically sensitive stocks that have fallen sharply. The primary issue is determination of normalized earnings power for these companies, as their earnings were most impacted by the loose credit policies of the previous decade, the 2008-2009 stimulus efforts, and finally, by today’s under-investment due to economic fears.

Investment Team
James F. Barksdale	W. Andrew Bruner, CPA, CFA

R. Terrence Irrgang,
CFA	Ian Zabor, CFA

[1] Fund	performance is for I shares.

This letter is intended to assist shareholders in understanding how the Fund performed during the period ended October 31, 2011 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

The above commentary is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

3

EIC VALUE FUND

Semi-Annual Report

Performance Data

October 31, 2011

(Unaudited)

Total Returns For the Period Ended October 31, 2011 †
	6 Months	Since Inception****
Class A Shares (without sales charge)*	N/A	-1.40%
Class A Shares (with sales charge)*	N/A	-6.81%
Russell 3000® Value Index	N/A	-8.54%
S&P 500® Index	N/A	-5.88%
Class C Shares**	N/A	-0.30%
Russell 3000® Value Index	N/A	-4.72%
S&P 500® Index	N/A	-3.49%
Institutional Class Shares***	-1.30%	-1.30%
Russell 3000® Value Index	-9.86%	-9.86%
S&P 500® Index	-7.11%	-7.11%

†	Not annualized.

*	Class A Shares of the EIC Value Fund (the “Fund”) commenced operations on May 19, 2011.

**	Class C Shares of the Fund commenced operations on July 18, 2011.

***	Institutional Class Shares of the Fund commenced operations on May 1, 2011.

****	Benchmark performance is from inception date only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (855) 430-6487.

The returns shown for Class A Shares reflect a deduction for the maximum front-end sales charge of 5.50%. All of the Fund’s share classes apply a 2.00% redemption fee to the value of shares redeemed within 30 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated May 1, 2011, are 1.83% and 1.25% for Class A Shares, 2.58% and 2.00% for Class C Shares and 1.58% and 1.00% for Institutional Class Shares, respectively, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Equity Investment Corporation (the “Adviser”) has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund to the extent that the Fund’s “Total Annual Fund Operating Expenses,” excluding taxes, any class-specific expenses (such as Rule 12b-1 distribution fees or shareholder service fees), “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions, exceed 1.00% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2015, unless the Board of Trustees of Fundvantage Trust approves its earlier termination.

4

EIC VALUE FUND

Semi-Annual Report

Performance Data (Concluded)

October 31, 2011

(Unaudited)

All mutual fund investing involves risk, including possible loss of principal. The Fund is new, with limited operating history. Value investing involves the risk that the Fund’s investing in companies believed to be undervalued will not appreciate as anticipated.

The Fund intends to evaluate performance as compared to that of the Standard & Poor’s 500® Composite Price Index (“S&P 500®”) and the Russell 3000® Value Index. The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Russell 3000® Value Index is an unmanaged index that measures the performance of the 3,000 largest U.S. stocks, representing about 98% of the total capitalization of the entire U.S. stock market. It is impossible to invest directly in an index.

5

EIC VALUE FUND

Fund Expense Disclosure

October 31, 2011

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges on purchase payments (if any) or redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period from May 19, 2011, commencement of operations, through October 31, 2011 for Class A Shares of the Fund, from July 18, 2011 through October 31, 2011 for Class C Shares of the Fund and from May 1, 2011 through October 31, 2011 for Institutional Class Shares and held for the entire period.

Actual Expenses

The first line of each accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of each accompanying table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges on purchase payments (if any) or redemption fees. Therefore, the second line of each accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

6

EIC VALUE FUND

Fund Expense Disclosure

October 31, 2011

(Unaudited)

	EIC Value Fund
	Beginning Account Value(1)	Ending Account Value October 31, 2011	Expenses Paid During Period
Class A Shares
Actual*	$1,000.00	$ 986.00	$ 5.60
Hypothetical (5% return before expenses)****	1,000.00	1,018.85	6.34
Class C Shares
Actual**	$1,000.00	$ 997.00	$ 5.73
Hypothetical (5% return before expenses)****	1,000.00	1,015.08	10.13
Institutional Class Shares
Actual***	$1,000.00	$ 987.00	$ 4.99
Hypothetical (5% return before expenses)****	1,000.00	1,020.11	5.08

(1)

Class A Shares commenced operations on May 19, 2011. Class C Shares commenced operations on July 18, 2011. Institutional Class Shares commenced operations on May 1, 2011. Beginning account value for the hypothetical is May 1, 2011.

*

Expenses are equal to an annualized expense ratio for the period May 19, 2011 (commencement of operations) to October 31, 2011 of 1.25% for Class A Shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (165), then divided by 366 to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual total return since inception for the Fund of -1.40% for Class A Shares.

**

Expenses are equal to an annualized expense ratio for the period July 18, 2011 (commencement of operations) to October 31, 2011 of 2.00% for Class C Shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (105), then divided by 366 to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual total return since inception for the Fund of -0.30% for Class C Shares.

***

Expenses are equal to an annualized expense ratio for the six month period May 1, 2011 to October 31, 2011 of 1.00% for Institutional Class Shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (184), then divided by 366 to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual six month total returns for the Fund of -1.30% for Institutional Class Shares.

7

EIC VALUE FUND

Fund Expense Disclosure (Concluded)

October 31, 2011

(Unaudited)

****

Expenses (hypothetical expenses if the Fund had been in existence from May 1, 2011) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six month period (184), then divided by 366 to reflect the period.

8

EIC VALUE FUND

Portfolio Holdings Summary Table

October 31, 2011

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Consumer, Non-cyclical	31.0%	$5,796,949
Financial	19.4	3,634,717
Energy	11.1	2,065,272
Consumer, Cyclical	9.5	1,784,449
Communications	7.1	1,330,229
Technology	6.6	1,236,481
Basic Materials	6.2	1,152,055
Industrial	2.7	503,580
Registered Investment Company	9.3	1,744,722
Liabilities In Excess of Assets	(2.9)	(538,508)

NET ASSETS	100.0%	$18,709,946

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

9

EIC VALUE FUND

Portfolio of Investments

October 31, 2011

(Unaudited)

	00,000,000	00,000,000
	Number of Shares	Value

COMMON STOCKS — 93.6%
Basic Materials — 6.2%
Barrick Gold Corp.	8,920	$441,540
Newmont Mining Corp.	6,590	440,410
Sigma-Aldrich Corp.	4,125	270,105

		1,152,055

Communications — 7.1%
Cisco Systems, Inc.	28,990	537,185
eBay, Inc.*	8,400	267,372
Google, Inc., Class A*	887	525,672

		1,330,229

Consumer, Cyclical — 9.5%
CVS Caremark Corp.	14,885	540,325
Target Corp.	9,660	528,885
Wal-Mart Stores, Inc.	12,610	715,239

		1,784,449

Consumer, Non-cyclical — 31.0%
Baxter International, Inc.	8,450	464,581
Dr Pepper Snapple Group, Inc.	9,335	349,596
Eli Lilly & Co.	7,160	266,066
GlaxoSmithKline PLC, SP ADR	8,145	364,815
Johnson & Johnson	8,475	545,705
Kimberly-Clark Corp.	9,115	635,407
Medtronic, Inc.	18,200	632,268
Molson Coors Brewing Co., Class B	19,795	838,120
PepsiCo, Inc.	11,655	733,682
Procter & Gamble Co. (The)	8,505	544,235
Unilever NV, NY Shares	12,235	422,474

		5,796,949

Energy — 11.1%
Chevron Corp.	4,530	475,876
ConocoPhillips	6,500	452,725

	Number of Shares	Value

COMMON STOCKS — (Continued)
Energy — (Continued)
Encana Corp.	14,725	$319,532
Exxon Mobil Corp.	7,875	614,959
Nabors Industries, Ltd.*	11,030	202,180

		2,065,272

Financial — 19.4%
American Express Co.	8,885	449,759
Charles Schwab Corp. (The)	42,185	518,032
Chubb Corp. (The)	6,795	455,605
PNC Financial Services Group, Inc.	7,595	407,927
SunTrust Banks, Inc.	13,555	267,440
Torchmark Corp.	6,770	277,096
Travelers Cos, Inc. (The)	6,210	362,353
US Bancorp	14,110	361,075
Wells Fargo & Co.	20,665	535,430

		3,634,717

Industrial — 2.7%
Northrop Grumman Corp.	8,720	503,580

Technology — 6.6%
Dell, Inc.*	26,970	426,396
Microsoft Corp.	30,420	810,085

		1,236,481

TOTAL COMMON STOCKS (Cost $17,144,109)		17,503,732

The accompanying notes are an integral part of the financial statements.

10

EIC VALUE FUND

Portfolio of Investments (Concluded)

October 31, 2011

(Unaudited)

	Number of Shares	Value

REGISTERED INVESTMENT COMPANY — 9.3%
Dreyfus Institutional Reserves Treasury Prime Fund	1,744,722	$1,744,722

TOTAL REGISTERED INVESTMENT COMPANY
(Cost $1,744,722)		1,744,722

TOTAL INVESTMENTS - 102.9% (Cost $18,888,831)		19,248,454
LIABILITIES IN EXCESS OF OTHER ASSETS - (2.9)% .		(538,508)

NET ASSETS - 100.0%		$18,709,946

*	Non-income producing.

The accompanying notes are an integral part of the financial statements.

11

EIC VALUE FUND

Statement of Assets and Liabilities

October 31, 2011

(Unaudited)

Assets
Investments, at value (Cost $18,888,831)	$19,248,454
Receivable for capital shares sold	406,261
Dividends and interest receivable	13,744
Receivable from Investment Adviser	10,760
Prepaid expenses and other assets	36,463

Total assets	19,715,682

Liabilities
Payable for investments purchased	954,472
Payable for transfer agent fees	18,693
Payable for audit fees	8,590
Payable for administration and accounting fees	7,331
Payable for legal fees	6,141
Payable to custodian	3,726
Payable for printing fees	3,560
Payable for distribution fees	2,046
Payable for capital shares redeemed	800
Payable for shareholder servicing fees	279
Accrued expenses	98

Total liabilities	1,005,736

Net Assets	$18,709,946

Net Assets Consisted of:
Capital stock, $0.01 par value	$18,962
Paid-in capital	18,291,026
Accumulated net investment income	40,791
Accumulated net realized loss from investments	(456)
Net unrealized appreciation on investments	359,623

Net Assets	$18,709,946

The accompanying notes are an integral part of the financial statements.

12

EIC VALUE FUND

Statement of Assets and Liabilities

October 31, 2011

(Unaudited)

Class A:
Net asset value, offering and redemption price per share ($7,724,874 / 783,313)	$9.86

Maximum offering price per share (100/94.5 of $9.86)	$10.43

Class C:
Net asset value, offering and redemption price per share ($1,735,008 /176,064)	$9.85

Institutional Class:
Net asset value, offering and redemption price per share ($9,250,064 / 936,848)	$9.87

The accompanying notes are an integral part of the financial statements.

13

EIC VALUE FUND

Statement of Operations

For the Six Months Ended October 31, 2011

(Unaudited)

Investment Income
Dividends	$88,487
Less: foreign taxes withheld	(780)

Total investment income	87,707

Expenses
Advisory fees (Note 2)	31,397
Transfer agent fees (Note 2)	36,987
Administration and accounting fees (Note 2)	33,954
Registration and filing fees	16,320
Legal fees	14,219
Audit fees	8,590
Trustees’ and officers’ fees	7,791
Custodian transaction and out of pocket fees (Note 2)	6,694
Printing and shareholder reporting fees	3,682
Distribution fees (Class A) (Note 2)	3,036
Distribution fees (Class C) (Note 2)	1,513
Shareholder sevicing fees (Class C) (Note 2)	504
Other expenses	3,530

Total expenses before waivers and reimbursements	168,217

Less: waivers and reimbursements (Note 2)	(121,301)

Net expenses after waivers and reimbursements	46,916

Net investment income	40,791

Net realized and unrealized gain (loss) from investments:
Net realized loss from investments	(456)
Net change in unrealized appreciation on investments	359,623

Net realized and unrealized gain on investments	359,167

Net increase in net assets resulting from operations	$399,958

The accompanying notes are an integral part of the financial statements.

14

EIC VALUE FUND

Statement of Changes in Net Assets

For the Six Months Ended October 31, 2011 (Unaudited)
Increase (decrease) in net assets from operations:
Net investment income	$40,791
Net realized loss from investments	(456)
Net change in unrealized appreciation from investments	359,623

Net increase in net assets resulting from operations	399,958

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	18,309,988

Total increase in net assets	18,709,946

Net assets
Beginning of period	—

End of period	$18,709,946

Accumulated net investment income	$40,791

The accompanying notes are an integral part of the financial statements.

15

EIC VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Class A Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the Period May 19, 2011* to October 31, 2011 (Unaudited)
Per Share Operating Performance
Net asset value, beginning of period	$10.00
Net investment income(1)	0.03
Net realized and unrealized loss on investments(1)	(0.17)

Net decrease in net assets resulting from operations	(0.14)

Net asset value, end of period	$9.86

Total investment return(2)	(1.40)%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$7,725
Ratio of expenses to average net assets	1.25	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	3.69	%(3)
Ratio of net investment income to average net assets	0.74	%(3)
Portfolio turnover rate	11.88	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total return for periods less than one year are not annualized. Total investment return does not reflect the impact of the maximum front-end sales load of 5.50%. If reflected, the return would be lower.

(3)	Annualized.
(4)	During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated. (See Note 2)
(5)	Not annualized.

The accompanying notes are an integral part of the financial statements.

16

EIC VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Class C Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class C
	For the Period July 18, 2011* to October 31, 2011 (Unaudited)
Per Share Operating Performance
Net asset value, beginning of period	$9.88
Net investment loss(1)	(0.01)
Net realized and unrealized loss on investments(1)	(0.02)

Net decrease in net assets resulting from operations	(0.03)

Net asset value, end of period	$9.85

Total investment return(2)	(0.30)%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$1,735
Ratio of expenses to average net assets	2.00	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	4.06	%(3)
Ratio of net investment loss to average net assets	(0.18	)%(3)
Portfolio turnover rate	11.88	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated. (See Note 2)
(5)	Not annualized.

The accompanying notes are an integral part of the financial statements.

17

EIC VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Institutional Class Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Six Months Ended October 31, 2011 (Unaudited)
Per Share Operating Performance
Net asset value, beginning of period	$10.00
Net investment income(1)	0.06
Net realized and unrealized loss on investments(1)	(0.19)

Net decrease in net assets resulting from operations	(0.13)

Net asset value, end of period	$9.87

Total investment return(2)	(1.30)%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$9,250
Ratio of expenses to average net assets	1.00	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	4.16	%(3)
Ratio of net investment income to average net assets	1.16	%(3)
Portfolio turnover rate	11.88	%(5)

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated. (See Note 2)
(5)	Not annualized.

The accompanying notes are an integral part of the financial statements.

18

EIC VALUE FUND

Notes to Financial Statements

October 31, 2011

(Unaudited)

1. Organization and Significant Accounting Policies

The EIC Value Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced operations on May 1, 2011. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. As of October 31, 2011, there were twenty-one series of the Trust that were operational, including the Fund. The Fund offers separate classes of shares, Class A, Class C, Institutional Class and Retail Class Shares. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”) may be applicable to the purchase of Class C Shares. A CDSC, as a percentage of the lower of the original purchase price or net asset value at redemption, of up to 1.00% may be imposed on full or partial redemptions of Class A Shares made within twelve months of purchase where: (i) $1 million or more of Class A Shares were purchased without an initial sales charge and (ii) the Fund’s principal underwriter, BNY Mellon Distributors Inc. (the “Underwriter”), paid a commission to the selling broker-dealer for such sale. A CDSC of up to 1.00% is assessed on redemptions of Class C Shares made within 12 months after a purchase. As of October 31, 2011 the Retail Class Shares had not been issued.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

19

EIC VALUE FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of net assets).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of October 31, 2011, in valuing the Fund’s net assets carried at fair value:

	Total Value at 10/31/11	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Common Stocks*	$17,503,732	$17,503,732	$—	$—
Registered Investment Company	1,744,722	1,744,722	—	—

Total Investments	$19,248,454	$19,248,454	$—	$—

*	Please refer to Portfolio of Investments for further details.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

20

EIC VALUE FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

For the six months ended October 31, 2011, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

21

EIC VALUE FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

2. Transactions with Affiliates and Related Parties

Equity Investment Corporation (“EIC” or the “Adviser”), serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.75% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund to the extent that the Fund’s “Total Annual Fund Operating Expenses,” excluding taxes, any class-specific fees and expenses (such as Rule 12b-1 distribution fees or shareholder service fees), “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions, exceed 1.00% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2015, unless the Board of Trustees approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation. As of October 31, 2011, the amount of fees accrued and waived was $31,397, and fees reimbursed by the Adviser were $62,397. At October 31, 2011, the amount of potential recovery by the Adviser was $ 93,794, which will expire in 2014.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the six months ended October 31, 2011, BNY Mellon accrued administration and accounting fees totaling $33,954, and waived fees totalling $15,264.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the six months ended October 31, 2011, BNY Mellon accrued transfer agent fees totaling $36,987, and waived fees totalling $9,275.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the six months ended October 31, 2011, the Custodian accrued fees totaling $6,694, and waived fees totalling $2,968.

BNY Mellon Distributors Inc. (the “Underwriter”) provides principal underwriting services to the Fund. For the six months ended October 31, 2011, the Underwriter received $5,034 in underwriting commissions and $49,399 in sales commission for the sale of the Fund shares.

22

EIC VALUE FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A and Class C Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class C Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% and 1.00% (0.75% distribution fee and 0.25% shareholder service fee), respectively, on an annualized basis of the average daily net assets of the Fund’s Class A and Class C Shares.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer and out-of-pocket expenses for meetings attended. The remuneration paid to the Trustees by the Fund during the six months ended October 31, 2011 was $1,239. Effective September 30, 2011, Nicholas M. Marsini, Jr. resigned as a Trustee of the Trust. Certain employees of BNY Mellon are Officers of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the six months ended October 31, 2011, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$18,247,205	$1,102,640

4. Capital Share Transactions

For the six months or period ended October 31, 2011, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Period Ended October 31, 2011 (Unaudited)
	Shares	Values
Class A Shares*
Sales	788,836	$7,573,084
Redemption Fees**	—	755
Redemptions	(5,523)	(51,363)

Net increase	783,313	$7,522,476

23

EIC VALUE FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

	For the Period Ended October 31, 2011 (Unaudited)
	Shares	Values
Class C Shares***
Sales	176,149	$1,656,629
Redemption Fees**	—	156
Redemptions	(85)	(799)

Net increase	176,064	$1,655,986

Institutional Class Shares****
Sales	963,751	$9,384,826
Redemption Fees**	—	1,364
Redemptions	(26,903)	(254,664)

Net increase	936,848	$9,131,526

*	Class A Shares commenced operations on May 19, 2011.
**

There is a 2.00% redemption fee that may be charged on shares redeemed which have been held for 30 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in-capital.

***	Class C Shares commenced operations on July 18, 2011.
****	Institutional Class Shares commenced operations on May 1, 2011.

As of October 31, 2011, the following shareholders held, of record or beneficially, 10% or more of the outstanding shares of the Fund:

Raymond James & Associates, Inc. for the benefit of George L. Lorance 15%

James F. Barksdale and Suzanne Barksdale 14%

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

24

EIC VALUE FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

As of October 31, 2011, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$18,888,831

Gross unrealized appreciation	543,911
Gross unrealized depreciation	(184,288)

Net unrealized appreciation	$359,623

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending April 30, 2012.

6. New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

25

EIC VALUE FUND

Notes to Financial Statements (Concluded)

October 31, 2011

(Unaudited)

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:

On November 28, 2011, The Bank of New York Mellon Corporation announced the sale of BNY Mellon Distributors Inc., the Fund’s Distributor, to the Foreside Financial Group (“Foreside”) (the “Transaction”). The Transaction, which will involve The Bank of New York Mellon Corporation selling the stock of BNY Mellon Distributors Inc. and its four broker dealer subsidiaries to Foreside, is anticipated to close, subject to any necessary governmental and regulatory approvals, during the first half of 2012.

26

EIC VALUE FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (855) 430-6487 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Advisory Agreement

At a meeting held on December 15, 2010, the Board of Trustees (the “Board”) of the Trust, including a majority of the Trustees who are not “interested persons” as defined in the 1940 Act (the “Independent Trustees”), unanimously approved an advisory agreement between Equity Investment Corporation (“EIC” or the “Adviser”) and the Trust on behalf of the Fund (“Agreement”). In determining whether to approve the Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that the Adviser provided regarding (i) services to be performed for the Fund, (ii) the size and qualifications of the Adviser’s portfolio management team, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Fund, (iv) how the Adviser will manage the Fund including a general description of its investment decision-making process, sources of information and investment strategies, (v) investment performance information for similarly managed accounts, (vi) brokerage selection procedures, (vii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (viii) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Fund and (ix) compliance with federal securities laws and other regulatory requirements. The Adviser also provided its Code of Ethics and Proxy Voting Policy for the Trustees’ review and consideration. In addition, the Trustees also received and reviewed a memorandum from legal counsel regarding the legal standard applicable to their review of the Agreement.

Representatives of EIC attended the meeting in person and discussed EIC’s history, performance and investment strategy in connection with the proposed Agreement and answered questions from the Board.

27

EIC VALUE FUND

Other Information

(Unaudited) (Continued)

The Trustees reviewed the performance information for a composite of similarly managed accounts for the period ending September 30, 2010 on a one-, three-, five-, seven-, ten- and fifteen-year and since inception basis, including a comparison to the Fund’s benchmark.

The Adviser provided information regarding its proposed advisory fee and an analysis of its fee in relation to the services to the Fund, the estimated cost of providing such services, the anticipated profitability of the firm in general and as a result of the fees to be received from the Fund and any other ancillary benefit resulting from the Adviser’s relationship with the Fund. The Trustees also considered the structure of and the method used to determine the compensation received by a portfolio manager and the Adviser’s most recent balance sheet. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the Fund versus other similarly-managed funds, including comparative Strategic Insight data provided by the Adviser. The Trustees concluded that the advisory fee and services provided by the Adviser are consistent with those of other advisers who manage mutual funds with investment objectives, strategies and policies similar to those of the Fund.

The Trustees reviewed the services to be provided to the Fund by the Adviser and concluded that the nature, extent and quality of the services to be provided were appropriate and consistent with the terms of the Agreement, that the quality of the proposed services appeared to be consistent with industry norms and that the Fund is likely to benefit from the provision of those services. They also concluded that the Adviser has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively.

The Trustees considered the costs and services to be provided by the Adviser, the proposed compensation and expected benefits received by the Adviser in providing services to the Fund, as well as the Adviser’s anticipated profitability. The Trustees concluded that the Adviser’s anticipated fees derived from its relationship with the Trust in light of the Fund’s estimated total expenses were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the overall estimated expense ratio of the Fund is reasonable, taking into account the projected growth and size of the Fund and the quality of services to be provided by the Adviser.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board noted that economies of scale should be achieved at higher asset levels for the Fund for the benefit of fund shareholders but the fee structure for the Fund did not currently include breakpoint reductions as asset levels increased.

28

EIC VALUE FUND

Other Information

(Unaudited) (Concluded)

In voting to approve the Agreement, the Board considered all relevant factors and the information presented to the Board by the Adviser. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his own judgment. The Board determined that it had received adequate information and was able to conclude that the approval of the Agreement would be in the best interest of the Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, approved the Agreement.

29

EIC VALUE FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (855) 430-6487.

30

[THIS PAGE INTENTIONALLY LEFT BLANK.]

Investment Adviser

Equity Investment Corporation

3007 Piedmont Road, NE

Suite 200

Atlanta, GA 30305

Administrator

BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, PA 19406

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Underwriter

BNY Mellon Distributors Inc.

760 Moore Road

King of Prussia, PA 19406

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

Two Commerce Square

2001 Market Street, Suite 4000

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

of

FundVantage Trust

Class A Shares

Class C Shares

Institutional Class Shares

SEMI-ANNUAL

REPORT

October 31, 2011

(Unaudited)

This report is submitted for the general information of the shareholders of the EIC Value Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the EIC Value Fund. Shares of the EIC Value Fund are distributed by BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, PA 19406.

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Semi-Annual Report

Performance Data

October 31, 2011

(Unaudited)

Average Annual Total Returns For the Periods Ended October 31, 2011
	Six Months+	1 Year	Since Inception*
Class I Shares	-1.25%	-1.40%	0.78%
Barclays Intermediate Government/Credit Index**	3.71%	3.22%	4.70%

+	Not Annualized

*	The Estabrook Investment Grade Fixed Income Fund (the “Fund”) commenced operations on July 23, 2010.

**	Benchmark performance is from the inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 447-7443. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s total annual Fund gross and net operating expense ratios are 2.65% and 0.70%, respectively, for Class I Shares of the Fund’s average daily net assets. These ratios are stated in the current prospectus and may differ from the actual expenses incurred by the Fund for the period covered by this report. Estabrook Capital Management LLC (the “Adviser”), has contractually agreed to reduce its fees or reimburse the Fund’s operating expenses in order to limit the total annual operating expenses for Class I Shares to (i) 0.70% (on an annual basis) of the average daily net assets of the Fund during the period beginning on the date of commencement of operations of the Fund and ending August 31, 2012 and (ii) 1.00% (on an annual basis) of average daily net assets of the Fund during the period beginning on September 1, 2012 and ending August 31, 2014. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

A 1% redemption fee applies to shares redeemed within 90 days of purchase. This redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of the Barclays Intermediate Government/Credit Index (“Barclays Int. Gov./Cr. Index”). The Barclays Int. Gov./Cr. Index is an unmanaged market index that tracks performance of intermediate term U.S. government and corporate bonds. It is impossible to invest directly in an index. The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise the value of bond prices will decline. The Fund may invest in high yield debt (also known as junk bonds) which may cause greater volatility and less liquidity. You may lose money by investing in the Fund.

1

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Fund Expense Disclosure

October 31, 2011

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from May 1, 2011 through October 31, 2011 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

2

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Fund Expense Disclosure (Concluded)

October 31, 2011

(Unaudited)

	Estabrook Investment Grade Fixed Income Fund – Class I
	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period*
Actual	$1,000.00	$987.50	$3.50
Hypothetical (5% return before expenses)	1,000.00	1,021.62	3.56

*

Expenses are equal to an annualized expense ratio for the six-month period ended October 31, 2011 of 0.70% for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (184) then divided by 366 days to reflect the period. The Fund’s ending account value on the first line in the table is based on the actual six-month total return for the Fund of -1.25%.

3

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Portfolio Holdings Summary Table

October 31, 2011

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value

Corporate Bonds and Notes	87.6%	$13,407,029
Municipal Bonds	1.4	210,116
Other Assets in Excess of Liabilities	11.0	1,689,981

NET ASSETS	100.0%	$15,307,126

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

4

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Portfolio of Investments

October 31, 2011

(Unaudited)

	Par Value	Value

CORPORATE BONDS AND NOTES — 87.6%
Airlines — 1.2%
Delta Air Lines
Series 2010-2, Class B
6.75%, 11/23/2015 (a)	$200,000	$185,500

Banks — 23.6%
Ally Financial, Inc.
2.45%, 12/01/2014 (b)	200,000	175,038
Ally Financial, Inc.
8.30%, 02/12/2015	250,000	262,500
Ally Financial, Inc.
Callable 09/15/2011 at 100
7.38%, 11/15/2016	125,000	125,002
Citigroup, Inc.
1.24%, 04/01/2014 (b)	800,000	770,304
Fifth Third Capital Trust IV
Callable 04/15/2017 at 100
6.50%, 04/15/2037 (c)	700,000	684,250
Goldman Sachs Group, Inc. (The)
3.63%, 02/07/2016	250,000	247,701
Huntington Capital III
Callable 05/15/2017 at 100
6.65%, 05/15/2037 (c)	450,000	430,312
JPMorgan Chase & Co.
3.15%, 07/05/2016	100,000	100,170
Morgan Stanley
1.87%, 01/24/2014 (b)	300,000	286,261
Morgan Stanley
3.80%, 04/29/2016	250,000	241,872
Morgan Stanley
5.50%, 07/28/2021	300,000	293,020

		3,616,430

	Par Value	Value

CORPORATE BONDS AND NOTES — (Continued)
Beverage — 1.6%
Pepsico, Inc. Nc
0.35%, 05/10/2013 (b)	$250,000	$249,764

Biotechnology — 1.8%
Amgen, Inc.
Callable 03/15/2021 at 100
4.10%, 06/15/2021	250,000	269,030

Chemicals — 2.3%
Dow Chemical Co. (The)
2.50%, 02/15/2016	150,000	150,544
E.I. Du Pont de Nemours & Co.
1.95%, 01/15/2016	200,000	204,305

		354,849

Computers — 0.7%
International Busines Machines Corp.
0.88%, 10/31/2014	100,000	100,171

Diversified Financial Services — 20.7%
American Express Co., Sub
Notes Callable 09/01/2016 at 100
6.80%, 09/01/2066 (c)	300,000	297,000
American Express Credit Corp.
2.75%, 09/15/2015	100,000	101,246
Caterpillar Financial Services Corp.
0.60%, 04/01/2014 (b)	145,000	144,798
Ford Motor Credit Co. LLC
6.63%, 08/15/2017	200,000	219,175
Ford Motor Credit Co., LLC
5.75%, 02/01/2021	400,000	426,198

The accompanying notes are an integral part of the financial statements.

5

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Portfolio of Investments (Continued)

October 31, 2011

(Unaudited)

	Par Value	Value

CORPORATE BONDS AND NOTES — (Continued)
Diversified Financial Services — (Continued)
Ford Motor Credit Co., LLC
5.88%, 08/02/2021	$200,000	$213,115
General Electric Capital Corp.
2.10%, 01/07/2014	200,000	202,272
General Electric Capital Corp.
3.35%, 10/17/2016	250,000	256,902
General Electric Capital Corp.
Callable 11/15/2017 at 100
6.38%, 11/15/2067 (c)	200,000	198,540
JPMorgan Chase Capital XXVII
7.00%, 11/01/2039	200,000	201,000
Merrill Lynch & Co., Inc.
6.88%, 11/15/2018	250,000	256,989
SLM Corp.
2.54%, 09/15/2014 (b)	270,000	249,199
SLM Corp.
6.25%, 01/25/2016	200,000	200,000
SLM Corp.
8.00%, 03/25/2020	200,000	208,000

		3,174,434

Electronics — 2.2%
Jabil Circuit, Inc.
8.25%, 03/15/2018	72,000	83,520
Jabil Circuit, Inc.
5.63%, 12/15/2020	250,000	252,500

		336,020

Food — 1.4%
Kraft Foods, Inc.
4.13%, 02/09/2016	200,000	216,867

	Par Value	Value

CORPORATE BONDS AND NOTES — (Continued)
Healthcare-Products — 1.4%
Boston Scientific Corp.
4.50%, 01/15/2015	$200,000	$210,581

Insurance — 6.5%
American International Group, Inc.
4.88%, 09/15/2016	200,000	195,461
Lincoln National Corp.
Callable 04/20/2017 at 100
6.05%, 04/20/2067 (c)	625,000	550,000
MetLife, Inc.
2.38%, 02/06/2014	250,000	256,456

		1,001,917

Leisure Time — 2.0%
Harley-Davidson Financial Services, Inc.
3.88%, 03/15/2016 (a)	300,000	307,813

Lodging — 1.5%
Wyndham Worldwide Corp.
9.88%, 05/01/2014	200,000	228,056

Media — 3.4%
NBC Universal Media, LLC
2.88%, 04/01/2016	200,000	205,134
Time Warner Cable, Inc.
Callable 06/01/2021 at 100
4.00%, 09/01/2021	100,000	102,409
Time Warner, Inc.
3.15%, 07/15/2015	200,000	208,451

		515,994

Oil & Gas — 4.4%
Anadarko Petroleum Corp.
5.95%, 09/15/2016	200,000	229,843

The accompanying notes are an integral part of the financial statements.

6

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Portfolio of Investments (Continued)

October 31, 2011

(Unaudited)

	Par Value	Value

CORPORATE BONDS AND NOTES — (Continued)
Oil & Gas — (Continued)
BP Capital Markets PLC
3.20%, 03/11/2016	$100,000	$105,065
Marathon Petroleum Corp.
3.50%, 03/01/2016 (a)	125,000	128,231
Rowan Cos., Inc.
5.00%, 09/01/2017	200,000	206,513

		669,652

Pipelines — 2.3%
Enterprise Products
Operating LLC
Callable 01/15/2018 at 100
7.03%, 01/15/2068 (c)	235,000	242,050
Plains All American Pipeline
LP/PAA Finance Corp.
5.63%, 12/15/2013	100,000	107,729

		349,779

REIT — 5.4%
BioMed Realty LP
Callable 03/15/2016 at 100
3.85%, 04/15/2016	200,000	196,704
Developers Diversified
Realty Corp.
5.50%, 05/01/2015	165,000	167,826
Developers Diversified
Realty Corp.
7.50%, 04/01/2017	200,000	216,450
Digital Realty Trust LP
5.25%, 03/15/2021	250,000	244,116

		825,096

Retail — 1.4%
Macy’s Retail Holdings, Inc.
5.75%, 07/15/2014	200,000	213,793

	Par Value	Value

CORPORATE BONDS AND NOTES — (Continued)
Software — 1.4%
Microsoft Corp.
2.95%, 06/01/2014	$200,000	$212,179

Telecommunications — 2.4%
Cisco Systems, Inc.
3.15%, 03/14/2017	150,000	160,625
Vodafone Group PLC
2.88%, 03/16/2016	200,000	208,479

		369,104

TOTAL CORPORATE BONDS AND NOTES (Cost $13,454,244)		13,407,029

MUNICIPAL BONDS — 1.4%
California — 0.7%
Alameda Public Financing
Authority Revenue
Series B, RB
3.70%, 07/01/2015	100,000	104,460

		104,460

New York — 0.7%
City of New York, GO
3.95%, 10/01/2019	100,000	105,656

		105,656

TOTAL MUNICIPAL BONDS (Cost $200,000)		210,116

TOTAL INVESTMENTS - 89.0% (Cost $13,654,244)		13,617,145
OTHER ASSETS IN EXCESS OF LIABILITIES - 11.0%		1,689,981

NET ASSETS - 100.0%		$15,307,126

(a)

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities were purchased in accordance with the guidelines approved by the Fund’s Board of Trustees and may be resold, in

The accompanying notes are an integral part of the financial statements.

7

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Portfolio of Investments (Concluded)

October 31, 2011

(Unaudited)

transactions exempt from registration, to qualified institutional buyers. At October 31, 2011, these securities amounted to $621,544 or 4.06% of net assets. These securities have been determined by the Adviser to be liquid securities.

(b)	Variable or Floating Rate Security. Rate shown is as of October 31, 2011.
(c)	Fix-to Float Bond. Rate shown is as of October 31, 2011.

GO	General Obligation
RB	Revenue Bond
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

8

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Statement of Assets and Liabilities

October 31, 2011

(Unaudited)

Assets
Investments, at value (Cost $13,654,244)	$13,617,145
Cash	1,715,354
Receivable for investments sold	114,000
Dividends and interest receivable	146,698
Receivable from Investment Adviser	13,604
Prepaid expenses and other assets	38,016

Total assets	15,644,817

Liabilities
Payable for investments purchased	299,796
Payable for audit fees	12,097
Payable for transfer agent fees	10,381
Payable for administration and accounting fees	5,643
Payable for printing fees	3,942
Payable to custodian	3,580
Payable for capital shares redeemed	256
Payable for distributions to shareholders	39
Accrued expenses	1,957

Total liabilities	337,691

Net Assets	$15,307,126

Net Assets Consisted of:
Capital stock, $0.01 par value	$15,644
Paid-in capital	15,642,015
Accumulated net realized loss from investments	(313,434)
Net unrealized depreciation on investments	(37,099)

Net Assets	$15,307,126

Class I:
Shares outstanding	1,564,353

Net asset value, offering and redemption price per share ($15,307,126 / 1,564,353)	$9.78

The accompanying notes are an integral part of the financial statements.

9

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Statement of Operations

For the Six Months Ended October 31, 2011

(Unaudited)

Investment Income
Interest	$273,138

Total investment income	273,138

Expenses
Advisory fees (Note 2)	46,680
Administration and accounting fees (Note 2)	26,030
Registration and filing fees	25,724
Transfer agent fees (Note 2)	20,724
Legal fees	13,843
Audit fees	12,043
Trustees’ and officers’ fees	8,255
Custodian transaction and out of pocket fees (Note 2)	7,096
Printing and shareholder reporting fees	6,781
Other expenses	5,433

Total expenses before waivers and reimbursements	172,609

Less: waivers and reimbursements (Note 2)	(122,339)

Net expenses after waivers and reimbursements	50,270

Net investment income	222,868

Net realized and unrealized gain (loss) from investments:
Net realized loss from investments	(234,271)
Net change in unrealized depreciation on investments	(172,027)

Net realized and unrealized loss on investments	(406,298)

Net decrease in net assets resulting from operations	$(183,430)

The accompanying notes are an integral part of the financial statements.

10

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Statement of Changes in Net Assets

	For the Six-Months Ended October 31, 2011 (Unaudited)	For the Period Ended April 30, 2011*
Increase (decrease) in net assets from operations:
Net investment income	$222,868	$185,815
Net realized loss from investments	(234,271)	(79,163)
Net change in unrealized appreciation (depreciation) from investments	(172,027)	134,928

Net increase (decrease) in net assets resulting from operations .	(183,430)	241,580

Less Dividends and Distributions to Shareholders:
Net investment income:
Institutional Class	(222,868)	(185,815)

Total net investment income	(222,868)	(185,815)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	2,679,226	12,978,433

Total increase in net assets	2,272,928	13,034,198

Net assets
Beginning of period	13,034,198	—

End of period	$15,307,126	$13,034,198

*	The Fund commenced investment operations on July 23, 2010.

The accompanying notes are an integral part of the financial statements.

11

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the Six Months Ended October 31, 2011 (Unaudited)		For the Period July 23, 2010* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$ 10.06		$ 10.00

Net investment income(1)	0.16		0.17
Net realized and unrealized gain (loss) on investments(1)	(0.28)		0.06

Net increase (decrease) in net assets resulting from operations	(0.12)		0.23

Dividends and distributions to shareholders from:
Net investment income	(0.16)		(0.17)

Net asset value, end of period	$ 9.78		$ 10.06

Total investment return(2)	(1.25	)%(3)	2.29	%(3)

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$15,307		$13,034
Ratio of expenses to average net assets	0.70	%(4)	0.70	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	2.40	%(4)	2.65	%(4)
Ratio of net investment income to average net assets	3.10	%(4)	2.24	%(4)
Portfolio turnover rate	24.05	%(3)	98.85	%(3)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Not annualized.
(4)	Annualized.
(5)	During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated. (See Note 2)

The accompanying notes are an integral part of the financial statements.

12

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements

October 31, 2011

(Unaudited)

1. Organization and Significant Accounting Policies

The Estabrook Investment Grade Fixed Income Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced investment operations on July 23, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. As of October 31, 2011, there were twenty-one series of the Trust that were operational, including the Fund. The Fund offers separate classes of shares, Class A, Class C, Class I and Class R Shares. As of October 31, 2011, Class A, Class C and Class R Shares had not been issued.

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m., Eastern time) on each day the NYSE is open. Securities held by the Fund are valued at their last sale price on the NYSE on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the last asked price and the last bid price prior to the market close. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the last asked price and the last bid price prior to market close. The value of such securities quoted on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system, but not listed on the National Market System, shall be valued at the mean between closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates fair value. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

13

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

•    Level  1 —  quoted prices in active markets for identical securities;

•    Level  2 —  other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•    Level  3 —  significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of net assets).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of October 31, 2011, in valuing the Fund’s net assets carried at fair value:

	Total Value at 10/31/11	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes	$13,407,029	$—	$13,407,029	$—
Municipal Bonds	210,116	—	210,116	—

Total Investments	$13,617,145	$—	$13,617,145	$—

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the six months ended October 31, 2011, there were no transfers between Levels 1, 2 and 3 for the Fund.

14

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

USE OF ESTIMATES — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Gains and losses on principal paydowns from mortgage backed securities are recorded as interest income on the Statement of Operations. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short term securities, which records discounts and premiums on a straight-line basis. Dividends are recorded on the ex-dividend date. General expenses of the Trust are allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to such fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income are declared and paid monthly to shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by the Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

15

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

2. Transactions with Affiliates and Related Parties

Estabrook Capital Management LLC (“Estabrook” or the “Adviser”) serves as the investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.65% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed: (i) 0.70% (on an annual basis) of the average daily net assets of the Fund during the period beginning on the date of commencement of operations of the Fund and ending August 31, 2012 and (ii) 1.00% (on an annual basis) of average daily net assets of the Fund during the period beginning on September 1, 2012 and ending August 31, 2014 (the “Expense Limitation”) unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation. At October 31, 2011, the amount of potential recovery by the Adviser was as follows:

Expiration April 30, 2014	Expiration April 30, 2015
$140,612	$122,339

For the six months ended October 31, 2011, investment advisory fees accrued and waived were $46,680 and fees reimbursed by the Adviser were $75,659.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average net assets and is subject to certain minimum monthly fees.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average net assets and is subject to certain minimum monthly fees.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average net assets and is subject to certain minimum monthly fees.

16

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

BNY Mellon and the Custodian have the ability to recover such amounts previously waived based on the terms and conditions of the various servicing agreements in place with the Trust.

BNY Mellon Distributors Inc. (the “Underwriter”) provides principal underwriting services to the Fund. The Trust and the Underwriter are parties to an underwriting agreement. For the six months ended October 31, 2011, there were no fees paid for the sale of fund shares.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer and out-of-pocket expenses for meetings attended. The remuneration paid to the Trustees by the Fund during the six months ended October 31, 2011 was $1,679. Effective September 30, 2011, Nicholas M. Marsini, Jr. resigned as a Trustee of the Trust. Certain employees of BNY Mellon are Officers of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the six months ended October 31, 2011, aggregate purchases and sales of investment securities (excluding U.S. Government and agency short-term investments and other short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$5,633,817	$3,075,674

4. Capital Share Transactions

For the six months ended October 31, 2011 and the period from commencement through April 30, 2011, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Six Months Ended October 31, 2011 (Unaudited)		For the Period Ended April 30, 2011*

	Shares	Value	Shares	Value
Class I Shares
Sales	254,112	$2,535,479	1,299,809	$13,017,735
Reinvestments	22,324	221,559	18,508	185,688
Redemptions	(7,726)	(77,812)	(22,674)	(224,990)

Net increase	268,710	$2,679,226	1,295,643	$12,978,433

*	Class I Shares commenced operations on July 23, 2010.

17

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

For the year ended April 30, 2011, the tax character of distributions paid by the Fund was $185,815 of ordinary income dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2011, components of distributable earnings on a tax basis was undistributed ordinary income of $106. The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

Under federal tax law, capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the fiscal year ended April 30, 2011, the net capital losses incurred by the Fund after October 31, 2010 were $74,717.

As of April 30, 2011, the Fund had a capital loss carryforward of $4,446. If not utilized against future capital gains, this capital loss carryforward will expire in 2019.

As of October 31, 2011, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$13,654,244

Gross unrealized appreciation	217,869
Gross unrealized depreciation	(254,968)

Net unrealized appreciation	$(37,099)

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending April 30, 2012.

18

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements (Concluded)

October 31, 2011

(Unaudited)

6. New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:

On November 28, 2011, The Bank of New York Mellon Corporation announced the sale of BNY Mellon Distributors Inc., the Fund’s Distributor, to the Foreside Financial Group (“Foreside”) (the “Transaction”). The Transaction, which will involve The Bank of New York Mellon Corporation selling the stock of BNY Mellon Distributors Inc. and its four broker dealer subsidiaries to Foreside, is anticipated to close, subject to any necessary governmental and regulatory approvals, during the first half of 2012.

19

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 447-7443 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Forms N-Q. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

20

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Investment Adviser

Estabrook Capital Management LLC

875 Third Avenue, 15th Floor

New York, NY 10022

Administrator and Fund Accounting Agent

BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, PA 19406

Transfer Agent and Dividend Disbursing Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Underwriter

BNY Mellon Distributors Inc.

760 Moore Road

King of Prussia, PA 19406

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

Pricewaterhouse Coopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

ESTABROOK INVESTMENT

GRADE FIXED INCOME

FUND

of

FundVantage Trust

Class I Shares

SEMI-ANNUAL

REPORT

October 31, 2011

(Unaudited)

This report is submitted for the general information of the shareholders of the Estabrook Investment Grade Fixed Income Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Estabrook Investment Grade Fixed Income Fund. Shares of the Estabrook Investment Grade Fixed Income Fund are distributed by BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, PA 19406.

FORMULA INVESTING FUNDS

of

FundVantage Trust

Formula Investing U.S. Value 1000 Fund

Formula Investing U.S. Value Select Fund

Formula Investing International Value 400 Fund

Formula Investing International Value Select Fund

SEMI-ANNUAL REPORT

October 31, 2011

(Unaudited)

This report is submitted for the general information of the shareholders of the Formula Investing Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Formula Investing Funds. Shares of the Formula Investing Funds are distributed by BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, PA 19406.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Semi-Annual Report

Performance Data

October 31, 2011

(Unaudited)

Total Returns For the Periods Ended October 31, 2011*
	Six Months	Since Inception**
Class A Shares	-8.44%	8.50%
Russell 1000® Index	-7.78%	6.67%***

*	Not annualized.

**	The Formula Investing U.S. Value 1000 Fund (the “Fund”) commenced operations on November 3, 2010.

***	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (877) 974-6852.

The Fund’s Class A share class applies a 1.00% fee to the value of shares redeemed within 90 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated September 1, 2011, are 2.12% and 1.26%, respectively, for Class A Shares, of the Fund’s average daily net assets. This rate may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (the “Adviser”) has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.00% of average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2014, unless the Board of Trustees of FundVantage Trust approves its earlier termination. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

The Fund intends to evaluate performance as compared to that of the Russell 1000® Index. The Russell 1000® Index is an unmanaged index that measures the performance of the highest ranking 1,000 stocks, representing about 90% of the total capitalization of the entire U.S. stock market. Index returns do not include transaction costs, taxes, management fees or any other costs. It is impossible to invest directly in an index.

An investment in the Fund is subject to value investing risk, which would be the risk that a security believed to be undervalued does not appreciate in value as anticipated. An investment in the Fund is also subject to portfolio turnover risk which may result in higher brokerage costs to the Fund, higher net taxable gain for shareholders, and may reduce the Fund returns.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value Select Fund

Semi-Annual Report

Performance Data

October 31, 2011

(Unaudited)

Total Returns For the Periods Ended October 31, 2011*
	Six Months	Since Inception**
Class A Shares	-3.99%	13.10%
Russell 1000® Index	-7.78%	6.67%***

*	Not annualized.

**	The Formula Investing U.S. Value Select Fund (the “Fund”) commenced operations on November 3, 2010.

***	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (877) 974-6852.

The Fund’s Class A share class applies a 1.00% fee to the value of shares redeemed within 90 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated September 1, 2011, are 1.62% and 1.36%, respectively, for Class A Shares, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. The Adviser has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.10% of average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2014, unless the Board of Trustees of FundVantage Trust approves its earlier termination. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

The Fund intends to evaluate performance as compared to that of the Russell 1000® Index. The Russell 1000® Index is an unmanaged index that measures the performance of the highest ranking 1,000 stocks, representing about 90% of the total capitalization of the entire U.S. stock market. Index returns do not include transaction costs, taxes, management fees or any other costs. It is impossible to invest directly in an index.

An investment in the Fund is subject to value investing risk, which would be the risk that a security believed to be undervalued does not appreciate in value as anticipated. An investment in the Fund is also subject to portfolio turnover risk which may result in higher brokerage costs to the Fund, higher net taxable gain for shareholders, and may reduce the Fund returns.

FORMULA INVESTING FUNDS

Formula Investing International Value 400 Fund

Semi-Annual Report

Performance Data

October 31, 2011

(Unaudited)

Total Returns For the Periods Ended October 31, 2011*
	Six Months	Since Inception**
Class A Shares	-16.14%	-7.50%
MSCI World (Ex US) Index	-14.99%	-4.65%***

*	Not annualized.

**	The Formula Investing International Value 400 Fund (the “Fund”) commenced operations on December 17, 2010.

***	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (877) 974-6852.

The Fund’s Class A share class applies a 1.00% fee to the value of shares redeemed within 90 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated September 1, 2011, are 4.06% and 1.35%, respectively, for Class A Shares, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. The Adviser has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund by an amount necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.10% of average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2014, unless the Board of Trustees of FundVantage Trust approves its earlier termination. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

The Fund intends to evaluate performance as compared to that of the MSCI World (Ex US) Index. MSCI World (Ex US) Index is a stock market index comprised of a collection of stocks from all of the developed markets in the world except the U.S. Index returns do not include transaction costs, taxes, management fees or any other costs. It is impossible to invest directly in an index.

An investment in the Fund is subject to value investing risk, which would be the risk that a security believed to be undervalued does not appreciate in value as anticipated. The Fund invests in securities of foreign issuers, including depository receipts. These markets are subject to special risks associated with foreign investments such as currency fluctuation, political and economic stability and differences in accounting and regulatory standards. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies and therefore may involve greater risks. An investment in the Fund is also subject to portfolio turnover risk which may result in higher brokerage costs to the Fund, higher net taxable gain for shareholders, and may reduce the Fund returns.

FORMULA INVESTING FUNDS

Formula Investing International Value Select Fund

Semi-Annual Report

Performance Data

October 31, 2011

(Unaudited)

Total Returns For the Periods Ended October 31, 2011*
	Six Months	Since Inception**
Class A Shares	-19.11%	-12.40%
MSCI World (Ex US) Index	-14.99%	-4.65%***

*	Not annualized.

**	The Formula Investing International Value Select Fund (the “Fund”) commenced operations on December 17, 2010.

***	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (877) 974-6852.

The Fund’s Class A share class applies a 1.00% fee to the value of shares redeemed within 90 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated September 1, 2011, are 2.68% and 1.45%, respectively, for Class A Shares, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. The Adviser has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund by an amount necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.20% of average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2014, unless the Board of Trustees of FundVantage Trust approves its earlier termination. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

The Fund intends to evaluate performance as compared to that of the MSCI World (Ex US) Index. MSCI World (Ex US) Index is a stock market index comprised of a collection of stocks from all of the developed markets except the U.S. Index returns do not include transaction costs, taxes, management fees or any other costs. It is impossible to invest directly in an index.

An investment in the Fund is subject to value investing risk, which would be the risk that a security believed to be undervalued does not appreciate in value as anticipated. The Fund invests in securities of foreign issuers, including depository receipts. These markets are subject to special risks associated with foreign investments such as currency fluctuation, political and economic stability and differences in accounting and regulatory standards. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies and therefore may involve greater risks. An investment in the Fund is also subject to portfolio turnover risk which may result in higher brokerage costs to the Fund, higher net taxable gain for shareholders, and may reduce the Fund returns.

FORMULA INVESTING FUNDS

Formula Investing International Value Select Fund

Semi-Annual Report

Performance Data

October 31, 2011

(Unaudited)

Total Returns For the Period Ended October 31, 2011*
Since Inception**
Class I Shares	-14.36%
MSCI World (Ex US) Index	-11.13%***

*	Not annualized.

**	The Formula Investing International Value Select Fund (the “Fund”) Class I commenced operations on June 30, 2011.

***	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (877) 974-6852.

The Fund’s Class I share class applies a 1.00% fee to the value of shares redeemed within 90 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated September 1, 2011, are 2.43% and 1.20%, respectively, for Class I Shares, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. The Adviser has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund by an amount necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.20% of average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2014, unless the Board of Trustees of FundVantage Trust approves its earlier termination. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

The Fund intends to evaluate performance as compared to that of the MSCI World (Ex US) Index. MSCI World (Ex US) Index is a stock market index comprised of a collection of stocks from all of the developed markets except the U.S. Index returns do not include transaction costs, taxes, management fees or any other costs. It is impossible to invest directly in an index.

An investment in the Fund is subject to value investing risk, which would be the risk that a security believed to be undervalued does not appreciate in value as anticipated. The Fund invests in securities of foreign issuers, including depository receipts. These markets are subject to special risks associated with foreign investments such as currency fluctuation, political and economic stability and differences in accounting and regulatory standards. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies and therefore may involve greater risks. An investment in the Fund is also subject to portfolio turnover risk which may result in higher brokerage costs to the Fund, higher net taxable gain for shareholders, and may reduce the Fund returns.

FORMULA INVESTING FUNDS

Fund Expense Disclosure

October 31, 2011

(Unaudited)

As a shareholder of the Formula Investing Funds (each a “Fund” and together, the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period from May 1, 2011 through October 31, 2011 for the Formula Investing U.S. Value 1000 Fund, Formula Investing U.S. Value Select Fund, Formula Investing International Value 400 Fund, and for Class A shares of the Formula Investing International Value Select Fund, and from June 30, 2011, commencement of operations, through October 31, 2011 for Class I Shares of the Formula Investing International Value Select Fund and held for the entire period.

Actual Expenses

The first line of each accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of each accompanying table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of each accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FORMULA INVESTING FUNDS

Fund Expense Disclosure (Concluded)

October 31, 2011

(Unaudited)

	Formula Investing Funds
	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Annualized Expense Ratio	Expenses Paid During Period
Formula Investing U.S. Value 1000 Fund
Class A Shares
Actual	$1,000.00	$ 915.60	1.25%	$6.02	*
Hypothetical (5% return before expenses)	1,000.00	1,018.85	1.25%	6.34	*

Formula Investing U.S. Value Select Fund
Class A Shares
Actual	$1,000.00	$ 960.10	1.35%	$6.65	*
Hypothetical (5% return before expenses)	1,000.00	1,018.35	1.35%	6.85	*

Formula Investing International Value 400 Fund
Class A Shares
Actual	$1,000.00	$ 838.60	1.35%	$6.24	*
Hypothetical (5% return before expenses)	1,000.00	1,018.35	1.35%	6.85	*

Formula Investing International Value Select Fund
Class A Shares
Actual	$1,000.00	$ 808.90	1.45%	$6.59	*
Hypothetical (5% return before expenses)	1,000.00	1,017.85	1.45%	7.35	*
Class I Shares**
Actual	$1,000.00	$ 856.40	1.20%	$3.74	**
Hypothetical (5% return before expenses)	1,000.00	1,019.10	1.20%	6.09	**

*

Expenses are equal to the Funds’ annualized expense ratios for the six month period ended October 31, 2011, in the table above, which include waived fees and/or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year then divided by 366 to reflect the one-half year period. The Funds’ ending account value on the first line in each table are based on the actual six month returns for Class A Shares of -8.44%, -3.99%, -16.14% and -19.11% for Formula Investing U.S. Value 1000 Fund, Formula Investing U.S. Value Select Fund, Formula Investing International Value 400 Fund and Formula Investing International Value Select Fund, respectively, and since inception for Class I shares of -14.36% for Formula Investing International Value Select Fund.

**

Class I Shares of The Formula Investing International Value Select Fund commenced operations on June 30, 2011. Expenses are equal to Class I Shares’ annualized expense ratios for the period from June 30, 2011 to October 31, 2011, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (123), then divided by 366 to reflect the period. Hypothetical expenses are as if the Class I Shares had been in existence from May 1, 2011, are equal to the Class I Share’s annualized expense ratios, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by 366 to reflect the period.

FORMULA INVESTING FUNDS

Formula Investing Funds

Portfolio Holdings Summary Tables

October 31, 2011

(Unaudited)

The following tables presents a summary by sector of the portfolio holdings of the Funds:

Formula Investing U.S. Value 1000 Fund

	% of Net Assets	Value
Common Stocks:
Consumer, Non-Cyclical	25.1%	$8,168,056
Financial	19.4	6,304,607
Technology	16.0	5,211,829
Consumer, Cyclical	12.3	4,002,880
Industrial	10.5	3,431,909
Communications	8.5	2,748,794
Basic Materials	2.4	771,164
Energy	1.4	448,561
Diversified	0.0	11,376
Utilities	0.0	1,927
Exchange Traded Funds	4.2	1,357,620
Other Assets in Excess of Liabilities	0.2	81,102

NET ASSETS	100.0%	$32,539,825

Formula Investing U.S. Value Select Fund

	% of Net Assets	Value
Common Stocks:
Consumer, Non-Cyclical	38.8%	$35,728,336
Technology	20.5	18,924,636
Industrial	16.8	15,492,317
Consumer, Cyclical	11.9	11,007,835
Communications	10.6	9,784,977
Exchange Traded Funds	1.2	1,082,006
Other Assets in Excess of Liabilities	0.2	204,376

NET ASSETS	100.0%	$92,224,483

Formula Investing International Value 400 Fund

	% of Net Assets	Value
Common Stocks:
Consumer, Cyclical	17.9%	$2,242,678
Industrial	16.5	2,074,393
Consumer, Non-cyclical	15.1	1,897,762
Communications	15.0	1,883,229
Basic Materials	10.9	1,366,914
Technology	5.4	683,035
Energy	4.0	499,759
Financial	0.6	76,482
Diversified	0.3	31,945
Utilities	0.2	20,056
Exchange Traded Funds	12.2	1,537,793
Other Assets in Excess of Liabilities	1.9	233,619

NET ASSETS	100.0%	$12,547,665

Portfolio holidings are subject to change at any time.

Formula Investing International Value Select Fund

	% of Net Assets	Value
Common Stocks:
Communications	20.6%	$3,471,378
Consumer, Cyclical	18.2	3,074,399
Technology	16.4	2,763,646
Industrial	15.2	2,560,302
Consumer, Non-cyclical	12.1	2,041,394
Basic Materials	7.3	1,242,348
Diversified	0.7	121,971
Energy	0.5	88,371
Financial	0.5	78,384
Exchange Traded Funds	7.3	1,223,677
Other Assets in Excess of Liabilities	1.2	201,677

NET ASSETS	100.0%	$16,867,547

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Portfolio of Investments

October 31, 2011

(Unaudited)

	Number of Shares	Value
COMMON STOCKS — 95.6%
Basic Materials — 2.4%
Albemarle Corp.	23	$1,226
Alcoa, Inc.	47	506
Ashland, Inc.	820	43,427
Buckeye Technologies, Inc.	2,062	62,355
Century Aluminum Co.*	42	469
CF Industries Holdings, Inc.	512	83,082
Chemtura Corp.*	51	619
Compass Minerals International, Inc.	19	1,445
Cytec Industries, Inc.	24	1,072
Eastman Chemical Co.	1,380	54,220
Ferro Corp.*	268	1,734
FMC Corp.	346	27,296
Freeport-McMoRan Copper & Gold, Inc.	2,067	83,217
HB Fuller Co.	49	1,053
International Paper Co.	53	1,468
Kronos Worldwide, Inc.	76	1,686
MeadWestvaco Corp.	42	1,172
Minerals Technologies, Inc.	350	19,194
Mosaic Co. (The)	572	33,496
NewMarket Corp.	10	1,941
Olin Corp.	65	1,226
OM Group, Inc.*	2,474	71,523
PolyOne Corp.	5,394	60,359
PPG Industries, Inc.	16	1,383
Rockwood Holdings, Inc.*	36	1,657
RPM International, Inc.	20	449
Sigma-Aldrich Corp.	11	720
Solutia, Inc.*	93	1,511
Southern Copper Corp.	2,650	81,302
Steel Dynamics, Inc.	90	1,124
Westlake Chemical Corp.	1,339	55,180
WR Grace & Co.*	1,772	74,052

		771,164

Communications — 8.5%
ADTRAN, Inc.	3,164	106,310
Akamai Technologies, Inc.*	1,747	47,064
Amdocs Ltd. (Channel Islands)*	3,179	95,434
Ancestry.com, Inc.*	357	8,129
Anixter International, Inc.*	21	1,232
AOL, Inc.*	4,382	61,874
AT&T, Inc.	15	440
Blue Coat Systems, Inc.*	8,509	136,995
BroadSoft, Inc.*	18	648

	Number of Shares	Value
COMMON STOCKS — (Continued)
Communications — (Continued)
Cablevision Systems Corp., Class A	23	$333
CBS Corp.	3,263	84,218
Cisco Systems, Inc.	7,190	133,231
Comcast Corp., Class A	518	12,147
DIRECTV, Class A*	695	31,595
Discovery Communications, Inc., Class A*	96	4,172
DISH Network Corp., Class A*	4,649	112,366
eBay, Inc.*	20	637
Expedia, Inc.	1,809	47,504
F5 Networks, Inc.*	19	1,975
Factset Research Systems, Inc.	12	1,193
Gannett Co., Inc.	10,098	118,046
Google, Inc., Class A*	13	7,704
Harris Corp.	2,344	88,486
InterDigital, Inc.	1,527	66,348
Interpublic Group of Cos, Inc. (The)	9,415	89,254
j2 Global Communications, Inc.	3,223	99,204
John Wiley & Sons, Inc.	35	1,665
Juniper Networks, Inc.*	2,168	53,051
Liberty Media Corp. (Starz), Series A*	1,414	96,576
Liquidity Services, Inc.*	22	716
McGraw-Hill Cos., Inc. (The)	2,441	103,743
Meredith Corp.	4,790	128,516
MetroPCS Communications, Inc.*	47	400
Motorola Solutions, Inc.	27	1,267
Netgear, Inc.*	2,376	84,253
NeuStar, Inc., Class A*	4,604	146,361
New York Times Co. (The), Class A*	2,156	16,429
News Corp., Class A	3,448	60,409
Nielsen Holdings NV (Netherlands)*	23	675
Omnicom Group, Inc.	2,167	96,388
Plantronics, Inc.	3,004	100,364
Polycom, Inc.*	33	545
priceline.com, Inc.*	2	1,015
Scripps Networks Interactive, Inc., Class A	1,686	71,621
Symantec Corp.*	88	1,497
TIBCO Software, Inc.*	16	462
Time Warner Cable, Inc.	132	8,407
Time Warner, Inc.	1,584	55,424
Travelzoo, Inc.*	1,086	34,600
ValueClick, Inc.*	6,677	117,515
VeriSign, Inc.	33	1,059

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Portfolio of Investments (Continued)

October 31, 2011

(Unaudited)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Communications — (Continued)
Viacom, Inc., Class B	1,849	$81,079
Walt Disney Co. (The)	393	13,708
Washington Post Co. (The), Class B	217	73,815
WebMD Health Corp.*	1,132	40,695

		2,748,794

Consumer, Cyclical — 12.3%
Advance Auto Parts, Inc.	1,027	66,827
Aeropostale, Inc.*	8,258	112,804
Alaska Air Group, Inc.*	99	6,586
American Eagle Outfitters, Inc.	6,379	83,756
ANN, Inc.*	2,172	57,862
Arrow Electronics, Inc.*	33	1,190
Ascena Retail Group, Inc.*	3,578	103,404
Autoliv, Inc. (Sweden)	1,509	87,175
AutoZone, Inc.*	76	24,593
Bally Technologies, Inc.*	14	508
Bed Bath & Beyond, Inc.*	1,359	84,041
Best Buy Co., Inc.	3,935	103,215
Big Lots, Inc.*	2,043	77,001
Brinker International, Inc.	70	1,603
Brunswick Corp.	94	1,660
Buckle, Inc. (The)	2,640	117,638
Cash America International, Inc.	6	329
Chico’s FAS, Inc.	4,820	59,575
Childrens Place Retail Stores, Inc. (The)*	77	3,615
Choice Hotels International, Inc.	367	13,135
Cintas Corp.	20	598
Coach, Inc.	624	40,604
Coinstar, Inc.*	576	27,498
Copart, Inc.*	283	12,325
Cracker Barrel Old Country Store, Inc.	31	1,314
Crocs, Inc.*	129	2,279
CVS Caremark Corp.	1,514	54,958
Dana Holding Corp.*	69	976
Dick’s Sporting Goods, Inc.*	886	34,634
Dillard’s, Inc., Class A	29	1,494
Dollar General Corp.*	453	17,966
Dollar Tree, Inc.*	12	960
Domino’s Pizza, Inc.*	301	9,641
DR Horton, Inc.	21	234
DSW, Inc., Class A	1,275	66,734
Dunkin’ Brands Group, Inc.*	13	378

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer, Cyclical — (Continued)
Express, Inc.	5,836	$131,835
Ezcorp, Inc., Class A*	78	2,167
Family Dollar Stores, Inc.	9	528
Finish Line, Inc. (The), Class A	4,425	88,943
Foot Locker, Inc.	2,579	56,377
Ford Motor Co.*	33	385
GameStop Corp., Class A*	4,789	122,455
Gap, Inc. (The)	6,259	118,295
General Motors Co.*	2,347	60,670
Genuine Parts Co.	470	26,992
GNC Holdings, Inc., Class A*	46	1,139
Guess?, Inc.	2,625	86,599
Hasbro, Inc.	717	27,289
Herman Miller, Inc.	2,685	55,445
Hibbett Sports, Inc.*	85	3,501
HNI Corp.	29	697
Home Depot, Inc.	326	11,671
HSN, Inc.	2,123	75,727
Iconix Brand Group, Inc.*	5,978	107,305
Ingram Micro, Inc., Class A*	87	1,556
International Game Technology	2,351	41,354
International Speedway Corp., Class A	27	644
J Crew Group, Inc. (Escrow shares)*	306	—
JC Penney Co., Inc.	24	770
Jones Group, Inc. (The)	142	1,586
Jos. A. Bank Clothiers, Inc.*	1,460	78,022
Kohl’s Corp.	107	5,672
Lear Corp.	1,911	89,645
Lennar Corp., Class A	24	397
Limited Brands, Inc.	2,068	88,324
Lowe’s Cos, Inc.	63	1,324
Macy’s, Inc.	1,794	54,771
Marriott International, Inc., Class A	17	536
Mattel, Inc.	1,343	37,926
MDC Holdings, Inc.	18	403
Men’s Wearhouse, Inc. (The)	22	679
MSC Industrial Direct Co., Class A	13	884
Newell Rubbermaid, Inc.	1,889	27,957
Nordstrom, Inc.	878	44,506
Nu Skin Enterprises, Inc., Class A	1,378	69,630
OfficeMax, Inc.*	234	1,198
O’Reilly Automotive, Inc.*	9	684
Oshkosh Corp.*	5,929	123,679

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Portfolio of Investments (Continued)

October 31, 2011

(Unaudited)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer, Cyclical — (Continued)
Owens & Minor, Inc.	523	$15,648
PACCAR, Inc.	8	346
Penn National Gaming, Inc.*	12	432
PetSmart, Inc.	181	8,498
Pier 1 Imports, Inc.*	8,802	110,113
Polaris Industries, Inc.	480	30,403
Pulte Group, Inc.*	53	275
PVH Corp.	527	39,214
RadioShack Corp.	6,725	80,095
Ralph Lauren Corp.	4	635
Ross Stores, Inc.	995	87,291
Sally Beauty Holdings, Inc.*	2,266	43,485
Select Comfort Corp.*	93	1,932
Spirit Airlines, Inc.*	124	2,041
Staples, Inc.	3,691	55,217
Steelcase, Inc., Class A	271	2,008
Steven Madden, Ltd.*	1,492	55,055
Suburban Propane Partners LP	15	710
Target Corp.	13	712
Tempur-Pedic International, Inc.*	24	1,633
Tenneco, Inc.*	10	327
Thor Industries, Inc.	70	1,851
TJX Cos, Inc.	799	47,085
Toll Brothers, Inc.*	17	296
Toro Co. (The)	814	43,989
TRW Automotive Holdings Corp.*	2,622	110,386
Unifirst Corp.	15	785
United Stationers, Inc.	52	1,654
Urban Outfitters, Inc.*	1,820	49,595
US Airways Group, Inc.*	263	1,518
Vitamin Shoppe, Inc.*	18	679
WABCO Holdings, Inc.*	706	35,448
Walgreen Co.	1,304	43,293
Wal-Mart Stores, Inc.	17	964
Warnaco Group, Inc. (The)*	793	38,936
WESCO International, Inc.*	11	533
Whirlpool Corp.	21	1,067
Williams-Sonoma, Inc.	1,689	63,405
WMS Industries, Inc.*	2,053	44,981
WW Grainger, Inc.	88	15,075
Wyndham Worldwide Corp.	1,069	35,993

		4,002,880

Consumer, Non-cyclical — 25.1%
Aaron’s, Inc.*	15	401

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer, Non-cyclical — (Continued)
Abbott Laboratories	791	$42,611
ABM Industries, Inc.	80	1,618
Acacia Research-AcaciaTechnologies*	22	876
Acorda Therapeutics, Inc.*	25	546
Aetna, Inc.	3,184	126,596
Align Technology, Inc.*	76	1,750
Allergan, Inc.	7	589
Altria Group, Inc.	3,126	86,121
AMERIGROUP Corp.*	2,692	149,756
AmerisourceBergen Corp.	2,447	99,838
Amgen, Inc.	1,518	86,936
Apollo Group, Inc., Class A*	2,636	124,815
Arbitron, Inc.	41	1,629
Automatic Data Processing, Inc.	63	3,297
Avery Dennison Corp.	63	1,676
Avon Products, Inc.	3,595	65,717
Baxter International, Inc.	335	18,418
Becton Dickinson and Co.	11	861
Biogen Idec, Inc.*	5	582
Bio-Rad Laboratories, Inc., Class A*	12	1,195
Booz Allen Hamilton Holding Corp.*	3,739	59,114
Boston Beer Co., Inc., Class A*	9	796
Bridgepoint Education, Inc.*	5,743	124,451
Bristol-Myers Squibb Co.	1,679	53,040
Brown-Forman Corp., Class B	15	1,121
Campbell Soup Co.	1,807	60,083
Cardinal Health, Inc.	1,172	51,884
Career Education Corp.*	7,138	115,136
CareFusion Corp.*	646	16,538
Catalyst Health Solutions, Inc.*	12	660
Celgene Corp.*	7	454
Centene Corp.*	1,256	44,148
Chemed Corp.	1,583	93,967
Church & Dwight Co., Inc.	29	1,281
CIGNA Corp.	8	355
Clorox Co.	402	26,910
Coca-Cola Enterprises, Inc.	789	21,161
Colgate-Palmolive Co.	15	1,356
Community Health Systems, Inc.*	30	524
ConAgra Foods, Inc.	1,480	37,488
Convergys Corp.*	7,214	77,190
CoreLogic, Inc.*	58	706
Corporate Executive Board Co. (The)	38	1,390

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Portfolio of Investments (Continued)

October 31, 2011

(Unaudited)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer, Non-cyclical — (Continued)
Corrections Corp. of America*	18	$400
Coventry Health Care, Inc.*	3,847	122,373
Covidien PLC (Ireland)	567	26,672
CR Bard, Inc.	1,034	88,872
Cubist Pharmaceuticals, Inc.*	2,987	112,938
DaVita, Inc.*	154	10,780
Deluxe Corp.	5,763	136,122
DeVry, Inc.	2,630	99,098
Dole Food Co., Inc.*	130	1,375
Dr Pepper Snapple Group, Inc.	1,689	63,253
Education Management Corp.*	6,105	121,245
Eli Lilly & Co.	2,790	103,676
Endo Pharmaceuticals Holdings, Inc.*	13	420
Equifax, Inc.	1,764	62,005
Express Scripts, Inc.*	1,735	79,342
FleetCor Technologies, Inc.*	52	1,454
Forest Laboratories, Inc.*	3,638	113,869
Fresh Del Monte Produce, Inc. (Cayman Islands)	16	407
FTI Consulting, Inc.*	991	39,055
Gartner, Inc.*	31	1,194
General Mills, Inc.	17	655
Gilead Sciences, Inc.*	2,880	119,981
Global Payments, Inc.	1,380	63,370
Haemonetics Corp.*	15	914
Hansen Natural Corp.*	12	1,069
HCA Holdings, Inc.*	1,153	27,038
Health Net, Inc.*	5,510	153,123
Healthsouth Corp.*	1,021	18,031
Healthspring, Inc.*	2,628	141,754
Henry Schein, Inc.*	9	624
Herbalife, Ltd. (Cayman Islands)	33	2,058
Hershey Co. (The)	17	973
Hertz Global Holdings, Inc.*	33	383
Hillenbrand, Inc.	4,227	89,232
Hill-Rom Holdings, Inc.	2,114	71,178
HJ Heinz Co.	17	908
Hologic, Inc.*	38	613
Hormel Foods Corp.	885	26,081
Hospira, Inc.*	14	440
Humana, Inc.	1,659	140,833
Illumina, Inc.*	9	276
Impax Laboratories, Inc.*	35	662
Intuitive Surgical, Inc.*	1	434

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer, Non-cyclical — (Continued)
ITT Educational Services, Inc.*	1,748	$108,306
Jarden Corp.	44	1,409
Jazz Pharmaceuticals, Inc.*	30	1,169
JM Smucker Co. (The)	10	770
Johnson & Johnson	859	55,311
Kellogg Co.	92	4,987
Kimberly-Clark Corp.	9	627
Kinetic Concepts, Inc.*	749	51,224
Kraft Foods, Inc., Class A	24	844
Kroger Co. (The)	45	1,043
Laboratory Corp. of America Holdings*	857	71,859
Lancaster Colony Corp.	687	45,699
Lender Processing Services, Inc.	7,078	124,219
Life Technologies Corp.*	16	651
LifePoint Hospitals, Inc.*	19	735
Lincare Holdings, Inc.	4,607	108,495
Lorillard, Inc.	934	103,356
Magellan Health Services, Inc.*	2,515	129,447
Manpower, Inc.	667	28,774
Masimo Corp.	299	6,183
MasterCard, Inc., Class A	35	12,153
MAXIMUS, Inc.	2,933	118,317
McCormick & Co., Inc. (non-voting shares)	10	486
McKesson Corp.	1,171	95,495
Mead Johnson Nutrition Co.	13	934
Medco Health Solutions, Inc.*	1,564	85,801
Medicines Co. (The)*	2,742	51,330
Medicis Pharmaceutical Corp., Class A	3,148	120,537
Mednax, Inc.*	1,456	95,805
Medtronic, Inc.	2,772	96,299
Merck & Co., Inc.	793	27,359
Molina Healthcare, Inc.*	5,997	127,016
MoneyGram International, Inc.*	125	320
Moody’s Corp.	16	568
Morningstar, Inc.	15	885
Myriad Genetics, Inc.*	5,797	123,360
Omnicare, Inc.	626	18,667
Par Pharmaceutical Cos, Inc.*	4,106	125,644
Patterson Cos, Inc.	2,613	82,231
Paychex, Inc.	2,331	67,925
PepsiCo, Inc.	9	567

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Portfolio of Investments (Continued)

October 31, 2011

(Unaudited)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer, Non-cyclical — (Continued)
Pfizer, Inc.	2,343	$45,126
Pharmaceutical Product Development, Inc.	14	462
PHH Corp.*	1,860	34,317
Philip Morris International, Inc.	1,028	71,826
Procter & Gamble Co. (The)	14	896
PSS World Medical, Inc.*	632	14,062
Quest Diagnostics, Inc.	1,681	93,800
Questcor Pharmaceuticals, Inc.*	34	1,381
Ralcorp Holdings, Inc.*	6	485
Reynolds American, Inc.	1,815	70,204
Robert Half International, Inc.	25	661
Rollins, Inc.	49	1,067
RR Donnelley & Sons Co.	93	1,516
Safeway, Inc.	34	659
SAIC, Inc.*	7,594	94,393
Sara Lee Corp.	34	605
Scotts Miracle-Gro Co. (The), Class A	148	7,179
SEI Investments Co.	2,003	32,429
Select Medical Holdings Corp.*	5,178	45,049
Service Corp. International	58	580
Smithfield Foods, Inc.*	672	15,362
Sotheby’s	3,139	110,556
Spectrum Brands Holdings, Inc.*	1,700	43,146
St Jude Medical, Inc.	554	21,606
STERIS Corp.	37	1,146
Strayer Education, Inc.	1,254	106,853
Stryker Corp.	1,524	73,015
SUPERVALU, Inc.	147	1,179
Sysco Corp.	386	10,700
Team Health Holdings, Inc.*	3,496	71,039
Techne Corp.	15	1,032
Teleflex, Inc.	210	12,571
TeleTech Holdings, Inc.*	2,265	39,592
Tenet Healthcare Corp.*	166	785
Thoratec Corp.*	25	913
Total System Services, Inc.	612	12,173
Towers Watson & Co., Class A	21	1,380
Tupperware Brands Corp.	965	54,561
Tyson Foods, Inc., Class A	743	14,340
United Therapeutics Corp.*	2,252	98,480
UnitedHealth Group, Inc.	2,578	123,718
Universal American Corp.	22	253
Valassis Communications, Inc.*	4,483	87,553

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer, Non-cyclical — (Continued)
Varian Medical Systems, Inc.*	1,195	$70,170
VCA Antech, Inc.*	3,851	78,252
Vector Group, Ltd.	2,449	43,029
Verisk Analytics, Inc., Class A*	44	1,547
Viropharma, Inc.*	6,663	134,859
Visa, Inc., Class A	943	87,944
Warner Chilcott PLC, Class A (Ireland)*	4,234	76,720
Weight Watchers International, Inc.	644	48,055
Weis Markets, Inc.	21	831
WellCare Health Plans, Inc.*	2,933	143,746
WellPoint, Inc.	2,054	141,521
Western Union Co. (The)	6,535	114,166
Zimmer Holdings, Inc.*	1,159	60,998

		8,168,056

Diversified — 0.0%
Leucadia National Corp.	424	11,376

Energy — 1.4%
Apache Corp.	5	498
Chevron Corp.	28	2,941
Cimarex Energy Co.	9	576
Complete Production Services, Inc.*	35	1,148
ConocoPhillips	24	1,672
CVR Energy, Inc.*	3,145	77,870
Denbury Resources, Inc.*	79	1,240
Diamond Offshore Drilling, Inc.	903	59,183
Energen Corp.	1,750	85,855
Exxon Mobil Corp.	19	1,484
Halliburton Co.	11	411
Helmerich & Payne, Inc.	13	691
Hess Corp.	10	626
HollyFrontier Corp.	1,996	61,257
Marathon Oil Corp.	664	17,284
Murphy Oil Corp.	20	1,107
National Oilwell Varco, Inc.	981	69,975
NuStar GP Holdings, LLC	32	1,019
Occidental Petroleum Corp.	13	1,208
Peabody Energy Corp.	13	564
Permian Basin Royalty Trust	63	1,244
RPC, Inc.	21	390
San Juan Basin Royalty Trust	53	1,295
Stone Energy Corp.*	23	559
Tesoro Corp.*	67	1,738
Valero Energy Corp.	72	1,771

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Portfolio of Investments (Continued)

October 31, 2011

(Unaudited)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Energy — (Continued)
Western Refining, Inc.*	3,439	$54,955

		448,561

Financial — 19.4%
Affiliated Managers Group, Inc.*	205	18,985
Aflac, Inc.	2,200	99,198
Alexander’s, Inc. REIT	1	434
AllianceBernstein Holding LP	1,842	26,101
Allied World Assurance Co. Holdings, Ltd. (Switzerland)	1,584	92,030
Alterra Capital Holdings, Ltd. (Bermuda)	39	846
American Capital, Ltd.*	4,500	34,965
American Express Co.	584	29,562
American Financial Group, Inc.	10	358
American International Group, Inc.*	1,511	37,307
American National Insurance Co.	246	17,579
Ameriprise Financial, Inc.	2,616	122,115
Amtrust Financial Services, Inc.	46	1,167
Aon Corp.	10	466
Apollo Global Management, LLC, Class A	30	398
Apollo Investment Corp.	14,160	117,245
Ares Capital Corp.	7,803	120,712
Astoria Financial Corp.	11,240	93,292
Bank of Hawaii Corp.	13	549
BankUnited, Inc.	16	349
BB&T Corp.	28	654
Berkshire Hathaway Inc., Class B*	1,016	79,106
BlackRock, Inc.	379	59,802
BOK Financial Corp.	1,172	61,202
Brandywine Realty Trust REIT	25	228
BRE Properties, Inc. REIT	8	401
Brookfield Properties Corp. (Canada)	7,547	124,676
Calamos Asset Management, Inc., Class A	7,437	92,888
Camden Property Trust REIT	3	182
Capital One Financial Corp.	2,732	124,743
Cathay General Bancorp	95	1,329
CBL & Associates Properties, Inc. REIT	10	154
CBOE Holdings, Inc.	15	392
Charles Schwab Corp. (The)	72	884
Chubb Corp. (The)	5	335
Citigroup, Inc.	49	1,548

	Number of Shares	Value
COMMON STOCKS —(Continued)
Financial — (Continued)
City National Corp.	1,367	$57,988
CME Group, Inc.	193	53,183
CNA Financial Corp.	4,547	120,950
CNO Financial Group, Inc.*	4,341	27,131
Cohen & Steers, Inc.	12	326
Colonial Properties Trust REIT	8	162
Comerica, Inc.	3,245	82,910
Commerce Bancshares, Inc.	1,186	46,017
CommonWealth REIT	12	232
Corporate Office Properties Trust REIT	8	194
Credit Acceptance Corp.*	405	27,913
Cullen/Frost Bankers, Inc.	16	785
DDR Corp. REIT	17	218
Delphi Financial Group, Inc., Class A	5,245	138,888
Discover Financial Services	2,634	62,057
Duke Realty Corp. REIT	22	270
East West Bancorp, Inc.	91	1,772
EastGroup Properties, Inc. REIT	9	392
Eaton Vance Corp.	4,371	114,914
Enstar Group, Ltd. (Bermuda)*	393	36,144
Equity Lifestyle Properties, Inc. REIT	3	198
Equity Residential REIT	3	176
Erie Indemnity Co., Class A	1,674	132,162
Federal Realty Investment Trust REIT	6	533
Federated Investors, Inc., Class B	1,098	21,455
Fidelity National Financial, Inc., Class A	5,546	85,630
Fifth Third Bancorp	907	10,893
First American Financial Corp.	43	516
First Citizens BancShares, Inc., Class A	379	61,796
First Niagara Financial Group, Inc.	42	386
First Republic Bank*	17	471
FirstMerit Corp.	5,412	75,822
FNB Corp.	4,754	47,968
Franklin Resources, Inc.	327	34,868
Fulton Financial Corp.	8,614	81,316
GAMCO Investors, Inc., Class A	1,369	64,480
General Growth Properties, Inc. REIT	14	206
Goldman Sachs Group, Inc. (The)	39	4,272
Hartford Financial Services Group, Inc.	1,686	32,456
HCC Insurance Holdings, Inc.	18	479

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Portfolio of Investments (Continued)

October 31, 2011

(Unaudited)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Financial — (Continued)
HCP, Inc. REIT	7	$279
Health Care, Inc. REIT	7	369
Healthcare Realty Trust, Inc. REIT	11	208
Higher One Holdings, Inc.*	47	829
Host Hotels & Resorts, Inc. REIT	29	414
Huntington Bancshares, Inc.	314	1,627
IntercontinentalExchange, Inc.*	4	520
International Bancshares Corp.	1,435	26,002
Invesco Ltd. (Bermuda)	19	381
Janus Capital Group, Inc.	3,462	22,711
Jefferies Group, Inc.	286	3,792
Jones Lang LaSalle, Inc.	60	3,877
JPMorgan Chase & Co.	3,401	118,219
Kemper Corp.	3,090	83,090
KeyCorp.	4,351	30,718
Kimco Realty Corp. REIT	12	210
KKR & Co. LP	3,145	42,395
KKR Financial Holdings, LLC REIT	2,950	24,632
Lazard Ltd., Class A (Bermuda)	3,473	94,952
Legg Mason, Inc.	17	468
Lexington Realty Trust REIT	21	165
Lincoln National Corp.	6,530	124,396
Loews Corp.	2,802	111,239
M&T Bank Corp.	1,257	95,670
Macerich Co. (The) REIT	3	149
Markel Corp.*	3	1,160
MarketAxess Holdings, Inc.	15	438
Marsh & McLennan Cos., Inc.	897	27,466
Mercury General Corp.	2,217	95,996
MetLife, Inc.	2,748	96,620
MFA Financial, Inc. REIT	32	216
Mid-America Apartment Communities, Inc. REIT	1	62
Morgan Stanley	6,344	111,908
NASDAQ OMX Group, Inc. (The)*	3,375	84,544
National Health Investors, Inc. REIT	5	223
National Penn Bancshares, Inc.	52	406
National Retail Properties, Inc. REIT	10	273
Nelnet, Inc., Class A	3,440	73,891
New York Community Bancorp, Inc.	8,297	110,433
Northern Trust Corp.	36	1,457
Northwest Bancshares, Inc .	31	387
NYSE Euronext	2,288	60,792
Ocwen Financial Corp.*	108	1,566

	Number of Shares	Value
COMMON STOCKS — (Continued)
Financial — (Continued)
Old National Bancorp	82	$949
Omega Healthcare Investors, Inc. REIT	11	195
OneBeacon Insurance Group, Ltd., Class A (Bermuda)	487	7,412
People’s United Financial, Inc.	65	829
PNC Financial Services Group, Inc.	2,279	122,405
Portfolio Recovery Associates, Inc.*	845	59,268
Post Properties, Inc. REIT	4	164
Primerica, Inc.	21	475
Principal Financial Group, Inc.	14	361
ProAssurance Corp.	11	842
Progressive Corp. (The)	5,560	105,696
ProLogis, Inc. REIT	5	149
Prosperity Bancshares, Inc.	1,380	53,116
Protective Life Corp.	6,876	127,894
Prudential Financial, Inc.	2,357	127,749
Public Storage REIT	3	387
Raymond James Financial, Inc.	1,784	54,180
Regency Centers Corp. REIT	8	328
Regions Financial Corp.	127	499
Reinsurance Group of America, Inc.	2,214	115,637
RLI Corp.	1,292	90,879
Signature Bank*	892	49,729
SLM Corp.	5,207	71,180
StanCorp Financial Group, Inc.	616	20,907
State Street Corp.	15	606
SunTrust Banks, Inc.	22	434
SVB Financial Group*	2,622	120,455
Symetra Financial Corp.	10,955	101,553
T. Rowe Price Group, Inc.	121	6,394
Tanger Factory Outlet Centers REIT	6	169
Taubman Centers, Inc. REIT	3	184
TCF Financial Corp.	6,350	67,564
TD Ameritrade Holding Corp.	25	420
Texas Capital Bancshares, Inc.*	16	448
Torchmark Corp.	7	287
Tower Group, Inc.	3,486	82,723
Trustmark Corp.	375	8,303
UDR, Inc. REIT	11	274
UMB Financial Corp.	34	1,254
Unum Group	3,418	81,485
US Bancorp	3,311	84,728
Valley National Bancorp	5,841	70,092

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Portfolio of Investments (Continued)

October 31, 2011

(Unaudited)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Financial — (Continued)
Vornado Realty Trust REIT	3	$248
Waddell & Reed Financial, Inc., Class A	2,024	56,126
Washington Federal, Inc.	5,060	69,069
Washington REIT	9	261
Webster Financial Corp.	58	1,139
Weingarten Realty Investors REIT	12	279
Wells Fargo & Co.	4,203	108,900
Westamerica Bancorporation	727	32,584
Weyerhaeuser Co. REIT	18	324
Wintrust Financial Corp.	387	11,177
WP Carey & Co., LLC	1,579	63,160
WR Berkley Corp.	2,190	76,234
Zions Bancorporation	37	642

		6,304,607

Industrial — 10.5%
3M Co.	505	39,905
Actuant Corp., Class A	3,250	73,125
Acuity Brands, Inc.	634	29,354
Aecom Technology Corp.*	27	565
AGCO Corp.*	17	745
Agilent Technologies, Inc.*	1,453	53,863
Alliant Techsystems, Inc.	985	57,209
Amerco, Inc.*	5	379
AMETEK, Inc.	412	16,282
Amphenol Corp., Class A	625	29,681
AO Smith Corp.	16	595
Applied Industrial Technologies, Inc.	567	19,063
Atlas Air Worldwide Holdings, Inc.*	15	578
Avnet, Inc.*	29	879
AVX Corp.	1,581	21,201
Babcock & Wilcox Co. (The)*	23	506
Belden, Inc.	808	26,082
Bemis Co., Inc.	16	450
Brady Corp., Class A	3,327	102,205
C.H. Robinson Worldwide, Inc.	8	555
Caterpillar, Inc.	8	756
Chicago Bridge & Iron Co. NV (Netherlands)	1,917	70,124
Cognex Corp.	2,033	68,898
Coherent, Inc.*	11	561
Colfax Corp.*	28	707
Cooper Industries PLC (Ireland)	408	21,404
Crane Co.	913	40,272

	Number of Shares	Value
COMMON STOCKS — (Continued)
Industrial — (Continued)
Crown Holdings, Inc.*	18	$608
CSX Corp.	39	866
Cubic Corp.	2,898	136,554
Cummins, Inc.	98	9,744
Curtiss-Wright Corp.	24	787
Cymer, Inc.*	1,441	62,611
Deere & Co.	5	380
Dolby Laboratories, Inc., Class A*	3,740	109,358
Dover Corp.	667	37,039
Eaton Corp.	41	1,838
EMCOR Group, Inc.	4,893	122,668
Emerson Electric Co.	912	43,885
Energizer Holdings, Inc.*	6	443
EnerSys*	54	1,217
Expeditors International of Washington, Inc.	31	1,414
FedEx Corp.	6	491
FEI Co.*	762	30,297
FLIR Systems, Inc.	18	473
Flowserve Corp.	5	463
Fluor Corp.	1,683	95,679
Foster Wheeler AG (Switzerland)*	1,543	32,897
Gardner Denver, Inc.	174	13,455
Garmin, Ltd. (Switzerland)	2,839	97,633
GATX Corp.	10	380
General Dynamics Corp.	1,651	105,978
General Electric Co.	22	368
Graco, Inc.	24	1,031
Greif, Inc.	11	493
Honeywell International, Inc.	24	1,258
Hubbell, Inc., Class B	1,347	80,537
Huntington Ingalls Industries, Inc.*	23	678
IDEX Corp.	57	2,021
Illinois Tool Works, Inc.	614	29,859
Ingersoll-Rand PLC (Ireland)	2,284	71,101
Itron, Inc.*	257	9,455
ITT Corp.	1,843	84,041
Jabil Circuit, Inc.	541	11,123
Jacobs Engineering Group, Inc.*	45	1,746
Joy Global, Inc.	402	35,054
Kaydon Corp.	27	849
KBR, Inc.	1,710	47,726
Kennametal, Inc.	41	1,594
L-3 Communications Holdings, Inc.	1,409	95,502

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Portfolio of Investments (Continued)

October 31, 2011

(Unaudited)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Industrial — (Continued)
Landstar System, Inc.	16	$714
Lincoln Electric Holdings, Inc.	20	728
Littelfuse, Inc.	1,629	79,756
Lockheed Martin Corp.	1,046	79,391
MasTec, Inc.*	1,630	35,241
McDermott International, Inc. (Panama)*	4,097	44,985
Middleby Corp.*	72	6,068
Molex, Inc.	64	1,580
Mueller Industries, Inc.	26	1,052
Nordson Corp.	1,871	86,758
Norfolk Southern Corp.	6	444
Northrop Grumman Corp.	2,021	116,713
Owens-Illinois, Inc.*	56	1,124
Parker Hannifin Corp.	893	72,824
PerkinElmer, Inc.	48	992
Precision Castparts Corp.	3	489
Raytheon Co.	2,493	110,166
Regal-Beloit Corp.	8	425
Republic Services, Inc.	18	512
Rockwell Automation, Inc.	592	40,049
Rockwell Collins, Inc.	375	20,936
Roper Industries, Inc.	20	1,622
Sauer-Danfoss, Inc.*	2,331	90,256
Sealed Air Corp.	3,199	56,942
Snap-on, Inc.	11	590
Sonoco Products Co.	19	596
SPX Corp.	67	3,659
Stanley Black & Decker, Inc.	581	37,097
Stericycle, Inc.*	6	501
Swift Transportation Co.*	81	721
Tech Data Corp.*	36	1,770
Teledyne Technologies, Inc.*	693	37,748
Tetra Tech, Inc.*	1,727	37,700
Thomas & Betts Corp.*	1,206	59,926
Timken Co.	44	1,853
TransDigm Group, Inc.*	10	939
Trinity Industries, Inc.	12	327
Triumph Group, Inc.	283	16,442
Tyco International, Ltd. (Switzerland)	366	16,671
United Parcel Service, Inc., Class B	11	773
United Technologies Corp.	984	76,732
URS Corp.*	2,469	88,143
Valmont Industries, Inc.	9	772

	Number of Shares	Value
COMMON STOCKS — (Continued)
Industrial — (Continued)
Vishay Intertechnology, Inc.*	7,285	$78,314
Wabtec Corp.	13	873
Waters Corp.*	14	1,122
Watts Water Technologies, Inc., Class A	24	756
Zebra Technologies Corp., Class A*	1,695	60,579

		3,431,909

Technology — 16.0%
Accenture PLC, Class A	1,772	106,781
ACI Worldwide, Inc.*	54	1,656
Activision Blizzard, Inc.	8,570	114,752
Acxiom Corp.*	5,307	69,999
Adobe Systems, Inc.*	3,600	105,876
Advanced Micro Devices, Inc.*	79	461
Altera Corp.	2,866	108,679
Amkor Technology, Inc.*	390	1,888
Analog Devices, Inc.	3,483	127,373
ANSYS, Inc.*	27	1,468
Apple, Inc.*	255	103,219
Applied Materials, Inc.	10,851	133,684
Atmel Corp.*	3,909	41,279
Autodesk, Inc.*	30	1,038
Avago Technologies, Ltd. (Singapore)	51	1,722
Blackbaud, Inc.	31	869
BMC Software, Inc.*	2,357	81,929
Broadcom Corp., Class A*	46	1,660
Broadridge Financial Solutions, Inc	3,583	79,722
CA, Inc.	5,507	119,282
CACI International, Inc., Class A*	1,839	100,943
Cirrus Logic*	1,830	30,451
CommVault Systems, Inc.*	16	681
Computer Sciences Corp.	43	1,353
Compuware Corp.*	107	904
Dell, Inc.*	8,248	130,401
Diodes, Inc.*	74	1,655
DST Systems, Inc.	629	31,570
Dun & Bradstreet Corp.	1,503	100,491
EMC Corp.*	60	1,471
Entegris, Inc.*	12,373	110,862
Fair Isaac Corp.	3,758	102,781
Fairchild Semiconductor International, Inc.*	197	2,949
Fidelity National Information Services, Inc.	1,104	28,903

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Portfolio of Investments (Concluded)

October 31, 2011

(Unaudited)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Technology — (Continued)
Fiserv, Inc.*	1,432	$84,302
Fortinet, Inc.*	44	1,015
GT Advanced Technologies, Inc.*	11,378	93,300
Hewlett-Packard Co.	3,967	105,562
Hittite Microwave Corp.*	1,446	76,060
Informatica Corp.*	23	1,046
Intel Corp.	4,935	121,105
International Business Machines Corp.	289	53,358
International Rectifier Co.*	22	534
Intersil Corp., Class A	2,292	27,435
Intuit, Inc.	24	1,288
Jack Henry & Associates, Inc.	54	1,750
JDA Software Group, Inc.*	1,283	40,889
KLA-Tencor Corp.	3,379	159,117
Lam Research Corp.*	3,093	132,968
Lexmark International, Inc., Class A*	3,330	105,561
Linear Technology Corp.	3,706	119,741
Mantech International Corp., Class A	3,244	113,962
Marvell Technology Group, Ltd. (Bermuda)*	8,791	122,986
Maxim Integrated Products, Inc.	2,256	59,017
Mentor Graphics Corp.*	81	920
Microchip Technology, Inc.	1,572	56,844
MICROS Systems, Inc.*	231	11,370
Microsoft Corp.	4,563	121,513
MKS Instruments, Inc.	4,765	126,940
NetApp, Inc.*	33	1,352
Novellus Systems, Inc.*	3,941	136,162
NVIDIA Corp.*	4,132	61,154
Omnivision Technologies, Inc.*	5,674	92,543
Oracle Corp.	3,217	105,421
Parametric Technology Corp.*	40	833
Pitney Bowes, Inc.	4,164	84,862
PMC - Sierra, Inc.*	10,439	66,183
Progress Software Corp.*	5,335	112,355
QLogic Corp.*	8,019	112,025
QUALCOMM, Inc.	27	1,393
Quality Systems, Inc.	8	311
Quest Software, Inc.*	33	580
Riverbed Technology, Inc.*	19	524
SanDisk Corp.*	2,353	119,227
Seagate Technology PLC (Ireland)	4,698	75,873

	Number of Shares	Value
COMMON STOCKS — (Continued)
Technology — (Continued)
Semtech Corp.*	1,772	$43,272
Skyworks Solutions, Inc.*	57	1,129
SolarWinds, Inc.*	48	1,385
Solera Holdings, Inc.	14	765
SS&C Technologies Holdings, Inc.*	91	1,443
Synaptics, Inc.*	159	5,373
SYNNEX Corp.*	35	1,010
Synopsys, Inc.*	37	992
Syntel, Inc.	18	880
Teradata Corp.*	24	1,432
Teradyne, Inc.*	10,373	148,541
Texas Instruments, Inc.	2,485	76,364
Varian Semiconductor Equipment Associates, Inc.*	491	30,820
Veeco Instruments, Inc.*	3,666	97,846
Verint Systems, Inc.*	37	1,103
Western Digital Corp.*	3,129	83,357
Xerox Corp.	4,964	40,606
Xilinx, Inc.	3,508	117,378

		5,211,829

Utilities — 0.0%
AES Corp. (The)*	32	359
Hawaiian Electric Industries, Inc.	14	355
Public Service Enterprise Group, Inc.	36	1,213

		1,927

TOTAL COMMON STOCKS (Cost $31,559,575)		31,101,103

EXCHANGE TRADED FUNDS — 4.2%
SPDR S&P 500 ETF Trust	10,822	1,357,620

TOTAL EXCHANGE TRADED FUNDS (Cost $1,348,909)		1,357,620

TOTAL INVESTMENTS - 99.8% (Cost $32,908,484)		32,458,723

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%		81,102

NET ASSETS - 100.0%		$32,539,825

*	Non-income producing.

REIT Real Estate Investment Trust

SPDR Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value Select Fund

Portfolio of Investments

October 31, 2011

(Unaudited)

	Number of Shares	Value
COMMON STOCKS — 98.6%
Communications — 10.6%
Cisco Systems, Inc.	55,146	$1,021,855
DISH Network Corp., Class A*	39,335	950,727
Gannett Co., Inc.	69,147	808,328
InterDigital, Inc.	1,319	57,311
Interpublic Group of Cos, Inc. (The)	12,445	117,979
j2 Global Communications, Inc.	12,068	371,453
Liberty Media Corp. (Starz), Series A*	8,868	605,684
McGraw-Hill Cos., Inc. (The)	34,246	1,455,455
Meredith Corp.	64,522	1,731,125
NeuStar, Inc., Class A*	37,285	1,185,290
Omnicom Group, Inc.	19,571	870,518
Viacom, Inc., Class B	13,894	609,252

		9,784,977

Consumer, Cyclical — 11.9%
Aeropostale, Inc.*	90,021	1,229,687
Ascena Retail Group, Inc.*	14,643	423,183
Autoliv, Inc. (Sweden)	1,223	70,653
Best Buy Co., Inc.	15,710	412,073
Buckle, Inc. (The)	23,582	1,050,814
Express, Inc.	49,512	1,118,476
Finish Line, Inc. (The), Class A	2,816	56,602
GameStop Corp., Class A*	69,300	1,772,001
Gap, Inc. (The)	53,236	1,006,160
Guess?, Inc.	1,400	46,186
Iconix Brand Group, Inc.*	85,138	1,528,227
J Crew Group, Inc. (Escrow shares)*	4,301	—
Lear Corp.	5,612	263,259
Oshkosh Corp.*	72,841	1,519,463
Pier 1 Imports, Inc.*	1,622	20,291
TRW Automotive Holdings Corp.*	11,657	490,760

		11,007,835

Consumer, Non-cyclical — 38.8%
Altria Group, Inc.	34,186	941,824
AmerisourceBergen Corp.	29,712	1,212,250
Amgen, Inc.	4,331	248,036
Apollo Group, Inc., Class A*	14,703	696,187
Avon Products, Inc.	685	12,522
Bridgepoint Education, Inc.*	30,374	658,205
Career Education Corp.*	8,561	138,089
Chemed Corp.	21,342	1,266,861
CR Bard, Inc.	4,691	403,191
Cubist Pharmaceuticals, Inc.*	23,717	896,740
Deluxe Corp.	84,405	1,993,646

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer, Non-cyclical — (Continued)
DeVry, Inc.	1,658	$62,473
Eli Lilly & Co.	30,397	1,129,553
Express Scripts, Inc.*	16,588	758,569
Forest Laboratories, Inc.*	57,247	1,791,831
Gilead Sciences, Inc.*	43,649	1,818,417
Hillenbrand, Inc.	9,055	191,151
ITT Educational Services, Inc.*	11,217	695,005
Laboratory Corp. of America Holdings*	3,454	289,618
Lender Processing Services, Inc.	31,001	544,068
Lincare Holdings, Inc.	30,566	719,829
Lorillard, Inc.	16,287	1,802,319
MAXIMUS, Inc.	14,193	572,546
McKesson Corp.	6,700	546,385
Medco Health Solutions, Inc.*	20,273	1,112,177
Medicis Pharmaceutical Corp., Class A	47,194	1,807,058
Mednax, Inc.*	15,003	987,197
Medtronic, Inc.	32,331	1,123,179
Myriad Genetics, Inc.*	80,877	1,721,063
Par Pharmaceutical Cos, Inc.*	54,510	1,668,006
Philip Morris International, Inc.	4,909	342,992
Quest Diagnostics, Inc.	8,170	455,886
Reynolds American, Inc.	8,243	318,839
SAIC, Inc.*	31,237	388,276
Sotheby’s	31,739	1,117,848
Strayer Education, Inc.	5,627	479,477
United Therapeutics Corp.*	13,646	596,740
Valassis Communications, Inc.*	63,954	1,249,022
Viropharma, Inc.*	91,804	1,858,113
Warner Chilcott PLC, Class A (Ireland)*	12,892	233,603
Western Union Co. (The)	50,346	879,545

		35,728,336

Industrial — 16.8%
Brady Corp., Class A	2,787	85,617
Cubic Corp.	42,211	1,988,982
Dolby Laboratories, Inc., Class A*	38,052	1,112,640
EMCOR Group, Inc.	73,007	1,830,285
Fluor Corp.	31,835	1,809,820
Garmin, Ltd. (Switzerland)	20,882	718,132
General Dynamics Corp.	26,346	1,691,150
Hubbell, Inc., Class B	1,530	91,479
ITT Corp.	11,422	520,843

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value Select Fund

Portfolio of Investments (Concluded)

October 31, 2011

(Unaudited)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Industrial — (Continued)
KBR, Inc.	234	$6,531
L-3 Communications Holdings, Inc.	11,996	813,089
Lockheed Martin Corp.	6,122	464,660
Nordson Corp.	1,116	51,749
Northrop Grumman Corp.	32,297	1,865,152
Raytheon Co.	41,185	1,819,965
Sauer-Danfoss, Inc.*	5,852	226,589
United Technologies Corp.	2,616	203,996
URS Corp.*	5,368	191,638

		15,492,317

Technology — 20.5%
Accenture PLC, Class A	694	41,820
Activision Blizzard, Inc.	25,186	337,241
Altera Corp.	20,599	781,114
Analog Devices, Inc.	29,536	1,080,131
Apple, Inc.*	2,099	849,633
Applied Materials, Inc.	85,480	1,053,114
BMC Software, Inc.*	2,176	75,638
CA, Inc.	36,666	794,186
CACI International, Inc., Class A*	4,379	240,363
Dell, Inc.*	68,620	1,084,882
Dun & Bradstreet Corp.	27,125	1,813,577
GT Advanced Technologies, Inc.*	82,413	675,787
Hewlett-Packard Co.	13,118	349,070
Intel Corp.	17,243	423,143
KLA-Tencor Corp.	29,314	1,380,396
Lam Research Corp.*	21,074	905,971
Lexmark International, Inc., Class A*	379	12,014
Linear Technology Corp.	10,400	336,024

	Number of Shares	Value
COMMON STOCKS — (Continued)
Technology — (Continued)
Mantech International Corp., Class A	25,043	$879,761
Marvell Technology Group, Ltd. (Bermuda)*	42,616	596,198
Microsoft Corp.	42,745	1,138,299
MKS Instruments, Inc.	8,348	222,391
Novellus Systems, Inc.*	12,204	421,648
Pitney Bowes, Inc.	25,594	521,606
QLogic Corp.*	18,397	257,006
SanDisk Corp.*	187	9,475
Teradyne, Inc.*	65,011	930,958
Veeco Instruments, Inc.*	33,746	900,681
Xilinx, Inc.	24,283	812,509

		18,924,636

TOTAL COMMON STOCKS (Cost $93,136,955)		90,938,101

EXCHANGE TRADED FUNDS — 1.2%
SPDR S&P 500 ETF Trust	8,625	1,082,006

TOTAL EXCHANGE TRADED FUNDS (Cost $1,021,787)		1,082,006

TOTAL INVESTMENTS - 99.8% (Cost $94,158,742)		92,020,107

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%		204,376

NET ASSETS - 100.0%		$92,224,483

*	Non-income producing.

SPDR Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing International Value 400 Fund

Portfolio of Investments

October 31, 2011

(Unaudited)

	000,000,000	000,000,000
	Number of Shares	Value
COMMON STOCKS — 85.9%
Australia — 7.7%
Ansell, Ltd.	3,484	$51,405
APN News & Media, Ltd.	6,556	6,046
ASX, Ltd.	1,537	49,729
BHP Billiton, Ltd.	1,292	51,470
CSL, Ltd.	1,575	47,904
David Jones, Ltd.	5,008	17,892
Fairfax Media, Ltd.	55,901	54,790
Flight Centre, Ltd.	2,693	56,422
Foster’s Group, Ltd.	8,961	50,336
Goodman Fielder, Ltd.	78,136	45,291
JB Hi-Fi, Ltd.	3,373	56,237
Mount Gibson Iron, Ltd.	33,588	54,690
Nufarm, Ltd.*	11,347	56,564
OZ Minerals, Ltd.	4,862	59,541
Primary Health Care, Ltd.	14,904	52,462
Seven West Media, Ltd.	14,411	54,676
Tatts Group, Ltd.	21,050	51,468
Telstra Corp., Ltd.	15,074	49,248
Ten Network Holdings, Ltd.*	45,173	44,275
UGL, Ltd.	3,410	47,618
Western Areas NL	679	4,150

		962,214

Belgium — 0.9%
Belgacom SA	1,097	33,273
Delhaize Group SA	694	45,460
Mobistar SA	410	23,410
Omega Pharma	247	11,709

		113,852

Brazil — 2.7%
Brasil Telecom SA, Pref. shares	3,480	23,979
BRF - Brasil Foods SA	939	19,498
Cia de Bebidas das Americas, Pref.shares	326	10,899
Cia de Concessoes Rodoviarias	508	14,002
Cia Siderurgica Nacional SA	1,822	16,980
Diagnosticos da America SA	47	379
EcoRodovias Infraestrutura e Logistica SA	433	3,266
Fibria Celulose SA	2,356	21,161
Gerdau SA, Pref. shares	2,836	25,587
lochpe-Maxion SA	207	2,930
JBS SA*	7,839	23,560
Klabin SA, Pref. shares	2,204	8,100
Localiza Rent a Car SA	76	1,141
	000,000,000	000,000,000
	Number of Shares	Value
COMMON STOCKS — (Continued)
Brazil — (Continued)
M Dias Branco SA	128	$3,317
Magnesita Refratarios SA*	3,923	14,236
Metalurgica Gerdau SA, Pref. shares	1,724	19,421
Natura Cosmeticos SA	591	11,532
Obrascon Huarte Lain Brasil SA	148	4,965
Randon Participacoes SA, Pref.shares	3,508	22,456
Redecard SA	529	8,794
Santos Brasil Participacoes SA (Units)	368	5,455
Souza Cruz SA	1,255	15,570
Telemar Norte Leste SA, Pref. shares A	528	14,399
Tim Participacoes SA	1,951	10,034
Totvs SA	466	7,763
Ultrapar Participacoes SA	317	5,637
Vale SA, Pref. shares, Class A	1,086	25,840

		340,901

Canada — 7.8%
Alimentation Couche Tard, Inc., Class B	840	25,282
Astral Media, Inc., Class A	644	22,110
Aurizon Mines, Ltd.*	484	2,759
BCE, Inc.	639	25,311
Bell Aliant, Inc. (Units)	943	26,547
CAE, Inc.	946	10,089
Calfrac Well Services, Ltd.	106	3,286
Canadian National Railway Co.	243	19,056
Canadian Oil Sands, Ltd.	1,186	27,486
Canadian Pacific Railway, Ltd.	60	3,709
Celestica, Inc.*	1,337	11,097
Cenovus Energy, Inc.	34	1,165
CGI Group, Inc., Class A*	904	18,559
Cineplex, Inc.	314	8,339
Dollarama, Inc.	413	15,546
Domtar Corp.	424	34,730
Empire Co., Ltd., Class A	390	23,840
Enerplus Corp.	561	15,602
Ensign Energy Services, Inc.	312	4,692
Gildan Activewear, Inc.	6	155
Groupe Aeroplan, Inc.	2,144	24,693
IAMGOLD Corp.	736	15,824
Inmet Mining Corp.	600	35,816

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing International Value 400 Fund

Portfolio of Investments (Continued)

October 31, 2011

(Unaudited)

	000,000,000	000,000,000
	Number of Shares	Value
COMMON STOCKS — (Continued)
Canada — (Continued)
Jean Coutu Group PJC, Inc. (The), Class A	1,866	$23,869
Just Energy Group, Inc. (Units)	47	507
Loblaw Cos., Ltd.	282	10,793
Lundin Mining Corp.*	3,134	12,294
MacDonald Dettwiler & Associates, Ltd.	622	27,963
Magna International, Inc.	350	13,352
Manitoba Telecom Services, Inc.	461	14,768
Metro, Inc., Class A	550	26,950
Minefinders Corp.*	449	6,362
Mullen Group, Ltd. (Units)	189	3,798
Nexen, Inc.	1,844	31,311
North West Co., Inc. (The)	295	5,558
Open Text Corp.*	81	4,943
Pacific Rubiales Energy Corp.	180	4,197
Pan American Silver Corp.	989	27,652
Precision Drilling Corp. (Units)*	2,602	30,177
Provident Energy, Ltd. (Units)	3,010	27,271
Quebecor, Inc., Class B	34	1,177
Research In Motion, Ltd.*	1,438	29,048
Rogers Communications, Inc., Class B	599	21,774
Russel Metals, Inc.	568	13,072
Saputo, Inc.	386	15,947
SEMAFO, Inc.*	41	315
Shaw Communications, Inc., Class B	911	18,453
Shoppers Drug Mart Corp.	428	17,992
Silver Standard Resources, Inc.*	18	353
Silver Wheaton Corp.	91	3,149
SNC-Lavalin Group, Inc.	33	1,658
Stantec, Inc.*	731	17,975
SXC Health Solutions Corp.*	164	7,678
Teck Resources, Ltd., Class B	917	36,772
TELUS Corp.	369	19,854
Thomson Reuters Corp.	436	12,936
Tim Hortons, Inc.	317	15,634
Transcontinental, Inc., Class A	433	5,517
Trinidad Drilling, Ltd. (Units)	2,644	20,690
West Fraser Timber Co., Ltd.	714	30,802
Westjet Airlines, Ltd.	2,426	31,763
Yamana Gold, Inc.	343	5,135
Yellow Media, Inc.	13,360	4,892

		980,044

	000,000,000	000,000,000
	Number of Shares	Value
COMMON STOCKS — (Continued)
China — 1.4%
Dongfeng Motor Group Co., Ltd., Class H	24,000	$39,914
Jiangsu Expressway Co., Ltd., Class H	54,000	47,127
Sinopec Yizheng Chemical Fibre Co., Ltd., Class H	168,000	41,304
Zhejiang Expressway Co., Ltd., Class H	72,000	47,729 176,074

Denmark — 1.2%
Carlsberg A/S, Class B	359	24,434
DSV A/S	1,321	26,702
FLSmidth & Co. A/S	386	24,735
H Lundbeck A/S	1,928	39,151
TDC A/S	2,493	20,597
Vestas Wind Systems A/S*	686	10,760

		146,379

Finland — 1.1%
Cargotec Oyj, Class B	264	8,931
Kone OYJ, Class B	113	6,245
Metso OYJ	831	32,357
Nokian Renkaat Oyj	1	37
Orion OYJ, Class B	1,420	29,610
Sanoma OYJ	1,136	15,294
Wartsila OYJ	1,480	45,197

		137,671

France — 6.6%
Accor SA	79	2,597
Arkema SA	634	43,368
Atos Origin SA	490	23,744
BioMerieux	48	4,176
Bouygues SA	554	20,820
Christian Dior SA	251	35,530
Cie de Generale des Etablissements Michelin, Class B	278	20,264
Compagnie de St-Gobain	694	32,352
Eramet	274	43,221
Faurecia	1,111	29,685
France Telecom SA, SP ADR	1,448	26,035
Havas SA	7,689	33,290
Imerys SA	536	30,735
Ipsen SA	1,104	36,456
JCDecaux SA*	599	16,050
Lafarge SA	679	27,693

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing International Value 400 Fund

Portfolio of Investments (Continued)

October 31, 2011

(Unaudited)

	000,000,000	000,000,000
	Number of Shares	Value
COMMON STOCKS — (Continued)
France — (Continued)
Lagardere SCA	777	$20,933
Legrand SA	656	23,296
Metropole Television SA	2,417	41,537
Neopost SA	209	15,946
PagesJaunes Groupe	8,753	37,534
Publicis Groupe SA	513	24,869
Rexel SA	888	15,955
Societe BIC SA	340	30,377
Societe Television Francaise 1	2,587	34,962
Sodexo	125	9,048
Teleperformance	1,716	36,281
Total SA	964	50,441
Veolia Environnement SA	1,375	19,549
Vinci SA	233	11,510
Vivendi SA	1,219	27,409
Zodiac Aerospace	1	79

		825,742

Germany — 6.1%
Aixtron SE	2,722	38,531
Aurubis AG	663	37,531
Axel Springer AG	5	203
BASF SE	549	40,406
Bayer AG	582	37,282
Bayerische Motoren Werke AG	388	31,708
Beiersdorf AG	534	30,875
Celesio AG	1,693	26,799
Continental AG*	460	34,492
Deutsche Post AG	254	3,870
Deutsche Telekom AG, Reg. shares	336	4,274
Douglas Holding AG	884	35,791
Draegerwerk AG & Co. KGaA, Pref.shares	267	28,048
Freenet AG	2,580	33,361
Fresenius Medical Care AG & Co. KGaA	4	292
Fresenius SE & Co. KGaA	145	14,307
Gerresheimer AG	253	11,202
Gildemeister AG*	2,012	29,399
HeidelbergCement AG	55	2,510
Henkel AG & Co. KGaA, Pref. shares	393	23,443
K+S AG	208	13,238
Metro AG	529	24,660
MTU Aero Engines Holding AG	261	17,537
	000,000,000	000,000,000
	Number of Shares	Value
COMMON STOCKS — (Continued)
Germany — (Continued)
ProSiebenSat.1 Media AG, Pref.shares	877	$18,809
Puma AG Rudolf Dassler Sport	58	18,699
SAP AG, SP ADR	123	7,424
Siemens AG, SP ADR	285	29,916
SMA Solar Technology AG	650	39,021
Software AG	734	30,489
Stada Arzneimittel AG	1,444	35,046
United Internet AG, Reg. shares	412	8,132
Wacker Chemie AG	382	38,644
Wincor Nixdorf AG	281	15,809

		761,748

Greece — 0.6%
Coca Cola Hellenic Bottling Co. SA*	922	18,180
OPAP SA	4,481	52,083

		70,263

Hong Kong — 1.3%
Cathay Pacific Airways, Ltd.	7,000	12,885
China Mobile, Ltd., SP ADR	995	47,322
Guangdong Investment, Ltd.	6,000	3,645
Haier Electronics Group Co., Ltd.*	60,000	58,001
Orient Overseas International, Ltd.	8,000	36,814

		158,667

Ireland — 0.9%
C&C Group PLC	5,638	22,858
CRH PLC*	1,128	20,423
DCC PLC*	654	18,140
Smurfit Kappa Group PLC*	5,957	41,222
United Business Media, Ltd.	334	2,728
WPP PLC	1,018	10,574

		115,945

Italy — 3.1%
Atlantia SpA	1,040	15,901
Autogrill SpA	903	10,471
Danieli & C. Officine Meccaniche SpA.	1,937	49,263
DiaSorin SpA	544	17,652
ENI SpA	2,126	47,039
Finmeccanica SpA	3,240	22,264
Geox SpA	5,966	23,841
Gruppo Editoriale L’espresso SpA	8,277	14,625
Indesit Co. SpA	2,985	20,429
Italcementi SpA	3,314	22,148
Lottomatica SpA*	561	10,751

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing International Value 400 Fund

Portfolio of Investments (Continued)

October 31, 2011

(Unaudited)

	000,000,000	000,000,000
	Number of Shares	Value
COMMON STOCKS — (Continued)
Italy — (Continued)
Luxottica Group SpA	19	$561
Maire Tecnimont SpA	5,665	9,406
Mediaset SpA	12,618	46,757
Parmalat SpA	14,726	32,786
Recordati SpA	3,950	34,488
Telecom Italia SpA, SP ADR	1,143	14,207

		392,589

Japan — 16.6%
Aeon Co., Ltd.	2,400	31,804
Asahi Glass Co., Ltd.	2,000	17,907
Brother Industries, Ltd.	1,300	17,293
Canon, Inc., SP ADR	64	2,915
Capcom Co., Ltd.	1,800	47,567
Daicel Chemical Industries, Ltd.	8,000	46,150
Daiichi Sankyo Co., Ltd.	600	11,788
Dainippon Screen Manufacturing Co., Ltd.	6,000	47,276
Daito Trust Construction Co., Ltd.	200	17,959
Dena Co., Ltd.	500	21,905
Ebara Corp.	8,000	29,777
Eisai Co., Ltd.	400	15,963
Elpida Memory, Inc.*	5,200	33,190
Exedy Corp.	600	17,767
Fast Retailing Co., Ltd.	100	18,202
FCC Co., Ltd.	1,900	40,707
Fuji Heavy Industries, Ltd.	7,000	45,664
Fuji Media Holdings, Inc.	31	45,045
Hakuhodo DY Holdings, Inc.	890	49,065
Hitachi Zosen Corp.	1,000	1,381
Hoya Corp.	700	15,570
IHI Corp.	16,000	37,247
Japan Tobacco, Inc.	4	20,235
JSR Corp.	900	17,510
Kao Corp.	400	10,596
KDDI Corp.	6	44,436
Keihin Corp.	2,800	44,124
Kobayashi Pharmaceutical Co., Ltd.	300	14,946
Koito Manufacturing Co., Ltd.	2,000	30,801
Kose Corp.	1,700	40,902
K’s Holdings Corp.	1,000	42,594
Kuraray Co., Ltd.	1,000	14,224
Lintec Corp.	1,800	38,542
Mitsubishi Tanabe Pharma Corp.	1,100	19,234
	000,000,000	000,000,000
	Number of Shares	Value
COMMON STOCKS — (Continued)
Japan — (Continued)
Mitsui Engineering & Shipbuilding Co. Ltd.	23,000	$37,362
NGK Spark Plug Co., Ltd.	3,000	37,874
NHK Spring Co., Ltd.	4,000	37,350
Nintendo Co., Ltd., ADR	545	10,301
Nippon Electric Glass Co., Ltd.	5,000	46,112
Nisshin Seifun Group, Inc.	2,500	31,114
Nissin Kogyo Co., Ltd.	2,600	37,281
Nitto Denko Corp.	500	21,489
NTT DoCoMo, Inc., SP ADR	1,094	19,462
Obic Co., Ltd.	100	19,276
Ono Pharmaceutical Co., Ltd.	200	10,514
Oracle Corp. Japan	400	13,942
Pacific Metals Co., Ltd.	6,000	35,457
Point, Inc.	420	18,319
Rinnai Corp.	200	15,042
Ryohin Keikaku Co., Ltd.	400	19,110
Sankyo Co., Ltd.	900	47,544
Santen Pharmaceutical Co., Ltd.	400	14,991
Sega Sammy Holdings, Inc.	2,200	48,654
Shimamura Co., Ltd.	200	20,210
Shimano, Inc.	300	14,965
Shionogi & Co., Ltd.	1,100	15,125
Softbank Corp.	1,600	52,965
Stanley Electric Co., Ltd.	1,100	16,378
Sugi Holdings Co., Ltd.	800	21,049
Sundrug Co., Ltd.	600	17,905
Taisei Corp.	18,000	48,580
Takeda Pharmaceutical Co., Ltd.	300	13,584
Toagosei Co., Ltd.	9,000	40,867
Toshiba Plant Systems & Services Corp.	4,000	43,541
Toshiba TEC Corp.	9,000	33,845
Toyo Suisan Kaisha, Ltd.	1,000	25,684
Toyota Boshoku Corp.	2,200	27,099
Trend Micro, Inc.	700	25,437
Tsuruha Holdings, Inc.	900	46,566
USS Co., Ltd.	230	19,152
Xebio Co., Ltd.	2,000	49,194
Yahoo Japan Corp.	50	16,257
Yamada Denki Co., Ltd.	660	47,951
Yamatake Corp.	900	20,157

		2,087,991

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing International Value 400 Fund

Portfolio of Investments (Continued)

October 31, 2011

(Unaudited)

	000,000,000	000,000,000
	Number of Shares	Value
COMMON STOCKS — (Continued)
Luxemburg — 0.1%
Millicom International Cellular SA	78	$8,572
Oriflame Cosmetics SA, SDR	269	10,731

		19,303

Mexico — 1.6%
Alfa SAB de CV, Class A	12	139
America Movil SAB de CV, ADR, Class L	1,066	27,098
Cemex SAB de CV, SP ADR*	1,589	6,944
Coca-Cola Femsa SAB de CV, SP ADR	144	12,895
Fomento Economico Mexicano SAB de CV, SP ADR	98	6,571
Grupo Aeroportuario del Pacifico SABde CV, ADR	415	14,384
Grupo Bimbo SAB de CV, Class A	6,157	12,682
Grupo Mexico SAB de CV, Class B	9,864	27,341
Grupo Modelo SAB de CV, Class C	3,267	20,783
Grupo Televisa SA, SP ADR*	727	15,507
Industrias Penoles SAB de CV	309	12,613
Kimberly-Clark de Mexico SAB de CV, Class A	2,827	16,090
Telefonos de Mexico SAB de CV, SP ADR, Class L	1,787	27,949

		200,996

Netherlands — 1.7%
ASML Holding NV	1,070	44,817
CSM	741	11,022
Heineken NV	272	13,214
Koninklijke Ahold NV	2,044	26,204
Koninklijke KPN NV	1,701	22,350
Koninklijke Philips Electronics NV	6	125
PostNL NV	7,289	37,126
TNT Express NV	34	290
TomTom NV*	8,099	40,680
Unilever NV-CVA	35	1,209
Wolters Kluwer NV	812	14,387

		211,424

New Zealand — 0.4%
Telecom Corp. of New Zealand, Ltd.	23,330	47,831

Norway — 3.2%
Aker Solutions ASA	3,803	44,216
Cermaq ASA*	3,294	36,672
Fred Olsen Energy ASA	1,083	36,579
	000,000,000	000,000,000
	Number of Shares	Value
COMMON STOCKS — (Continued)
Norway — (Continued)
Kvaerner ASA*	1,888	$3,638
Marine Harvest ASA	92,352	41,291
Orkla ASA	100	871
Renewable Energy Corp. ASA*	38,572	37,470
Schibsted ASA	533	13,944
Statoil ASA	1,951	49,781
Statoil Fuel & Retail ASA*	3,041	24,184
Telenor ASA	1,423	25,398
TGS Nopec Geophysical Co. ASA	2,124	48,475
Yara International ASA	731	34,810

		397,329

Singapore — 1.0%
SembCorp Marine, Ltd.	16,000	53,809
Singapore Airlines, Ltd.	5,000	46,701
Singapore Post, Ltd.	29,000	23,689

		124,199

South Korea — 0.5%
Kangwon Land, Inc.	780	20,975
KT&G Corp.	776	48,666

		69,641

Spain — 1.6%
Antena 3 de Television SA	6,253	37,637
Construcciones y Auxiliar de
Ferrocarriles SA	70	37,252
Prosegur Cia de Seguridad SA, Reg.shares	764	38,110
Repsol YPF SA	801	24,273
Tecnicas Reunidas SA	1,007	40,770
Telefonica SA	812	17,280
Zardoya Otis SA	601	8,125

		203,447

Sweden — 2.5%
Alfa Laval AB	20	375
Assa Abloy AB, Class B	173	4,223
Atlas Copco AB, Class A	135	2,956
Axfood AB	324	12,314
Boliden AB	3,462	49,507
Electrolux AB, Class B	2,479	46,328
Getinge AB, Class B	109	2,833
Modern Times Group AB, Class B	387	20,533
Saab AB, Class B	2,354	45,509
Sandvik AB	1,019	14,095
Scania AB, Class B	1,931	32,591

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing International Value 400 Fund

Portfolio of Investments (Continued)

October 31, 2011

(Unaudited)

	000,000,000	000,000,000
	Number of Shares	Value
COMMON STOCKS — (Continued)
Sweden — (Continued)
Securitas AB, Class B	9	$82
SKF AB, Class B	1,286	28,729
Tele2 AB, Class B	834	17,608
Telefonaktiebolaget LM Ericsson, SP ADR	2,467	25,681
TeliaSonera AB	2,161	15,070

		318,434

Switzerland — 2.9%
Actelion, Ltd., Reg. shares*	720	26,797
Barry Callebaut AG, Reg. shares*	34	32,323
Ferrexpo PLC	7,015	36,455
Galenica AG, Reg. shares	30	17,430
Geberit AG, Reg. shares*	50	10,281
Givaudan SA, Reg. shares*	20	18,273
Kaba Holding AG, Reg. shares, Class B	46	17,804
Kuehne + Nagel International AG, Reg. shares	15	1,868
Meyer Burger Technology AG*	1,718	41,394
Nobel Biocare Holding AG*	1,084	13,337
OC Oerlikon Corp. AG*	6,874	41,426
Panalpina Welttransport Holding AG, Reg. shares*	450	44,780
Roche Holding AG, SP ADR	733	29,980
Sulzer AG, Reg. shares	137	16,075
Swisscom AG, Reg. shares	29	11,718

		359,941

Taiwan — 3.3%
Acer, Inc.	31,000	35,955
Asustek Computer, Inc.	3,660	25,751
China Airlines, Ltd.	42,000	21,409
China Steel Chemical Corp.	1,000	4,763
Chunghwa Telecom Co., Ltd., ADR	671	22,566
Compal Electronics, Inc.	34,000	31,593
Coretronic Corp.	17,000	12,984
Eva Airways Corp.	59,000	43,287
LITE-ON IT Corp.	11,054	10,512
Lite-On Technology Corp.	32,000	30,590
MediaTek, Inc.	3,000	31,887
Novatek Microelectronics Corp.	11,000	27,392
Richtek Technology Corp.	2,000	10,228
Simplo Technology Co., Ltd.	2,200	13,163
Taiwan Mobile Co., Ltd.	6,300	18,152
Tripod Technology Corp.	13,000	34,327
	000,000,000	000,000,000
	Number of Shares	Value
COMMON STOCKS — (Continued)
Taiwan — (Continued)
TSRC Corp.	1,100	$2,901
Yageo Corp.	1,000	304
Yang Ming Marine Transport Corp.	70,000	29,247
Young Fast Optoelectronics Co., Ltd.	2,099	6,153

		413,164

United Kingdom — 9.0%
Aegis Group PLC	123	271
African Barrick Gold, Ltd.	12	104
AMEC PLC	1,436	21,369
Antofagasta PLC	454	8,519
AstraZeneca PLC, SP ADR	867	41,538
BAE Systems PLC	4,532	20,156
Bodycote PLC	1,753	7,957
BP PLC	4,524	33,534
British Sky Broadcasting Group PLC	421	4,766
Britvic PLC	9	48
BT Group PLC	10,402	31,460
Bunzl PLC	456	5,910
Cable & Wireless Communications PLC	30,467	17,753
Cable & Wireless Worldwide PLC	80,400	36,145
Compass Group PLC	1,330	12,104
CSR PLC	1,362	3,953
Daily Mail & General Trust PLC, Class A	3,305	22,197
Debenhams PLC	39,443	41,223
Electrocomponents PLC	2,273	8,022
Fenner PLC	1,276	7,000
Firstgroup PLC	5,526	29,677
GlaxoSmithKline PLC, SP ADR	498	22,305
Halfords Group PLC	8,061	42,396
Home Retail Group PLC	24,422	39,307
IMI PLC	2,930	38,843
Imperial Tobacco Group PLC	83	3,035
Inchcape PLC	9,116	47,828
Inmarsat PLC	1,551	11,701
ITV PLC*	36,939	38,042
Kazakhmys PLC	2,454	36,597
Kesa Electricals PLC	16,436	27,326
Ladbrokes PLC	14,794	32,850
Marks & Spencer Group PLC	5,949	30,791
Melrose PLC	4,450	23,598
Micro Focus International PLC	6,515	35,575
Mitie Group PLC	6,961	28,161

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing International Value 400 Fund

Portfolio of Investments (Concluded)

October 31, 2011

(Unaudited)

	000,000,000	000,000,000
	Number of Shares	Value
COMMON STOCKS — (Continued)
United Kingdom — (Continued)
Mondi PLC	4,169	$31,841
Morgan Crucible Co. PLC	1,987	9,045
Next PLC	520	21,371
Pearson PLC	317	5,836
Premier Farnell PLC	8,336	23,456
Reckitt Benckiser Group PLC	258	13,266
Royal Dutch Shell PLC, Class A	259	9,187
Sage Group PLC (The)	4,025	17,998
Senior PLC	8,783	23,443
Smith & Nephew PLC, SP ADR	436	19,995
Smiths Group PLC	1,101	16,942
Spectris PLC	460	9,408
Tesco PLC	19	123
Thomas Cook Group PLC	22,332	18,672
Ultra Electronics Holdings PLC	7	179
WH Smith PLC	4,527	39,889
William Hill PLC	8,703	30,226
WM Morrison Supermarkets PLC	2,445	11,880
WS Atkins PLC	1,831	16,869

		1,131,687

	000,000,000	000,000,000
	Number of Shares	Value
COMMON STOCKS — (Continued)
United States — 0.1%
NII Holdings, Inc.*	373	$8,777

TOTAL COMMON STOCKS (Cost $11,908,956)		10,776,253

EXCHANGE TRADED FUNDS — 12.2%
iShares MSCI EAFE Index Fund	29,364	1,537,793

TOTAL EXCHANGE TRADED FUNDS (Cost $1,543,729)		1,537,793

TOTAL INVESTMENTS-98.1% (Cost $13,452,685)		12,314,046

OTHER ASSETS IN EXCESS OF LIABILITIES-1.9%		233,619

NET ASSETS-100.0%		$12,547,665

*	Non-income producing.

ADR	American Depositary Receipt
SP ADR	Sponsored American Depositary Receipt
SDR	Swedish Depositary Receipt

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing International Value Select Fund

Portfolio of Investments

October 31, 2011

(Unaudited)

	000,000,000	000,000,000
	Number of Shares	Value
COMMON STOCKS — 91.5%
Australia — 7.1%
Fairfax Media, Ltd.	307,198	$301,092
Flight Centre, Ltd.	9,587	200,862
Goodman Fielder, Ltd.	436,759	253,164
Mount Gibson Iron, Ltd.	5,783	9,416
OZ Minerals, Ltd.	19,563	239,574
Seven West Media, Ltd.	30,103	114,212
Tatts Group, Ltd.	11,617	28,404
Western Areas NL	9,464	57,850

		1,204,574

Belgium — 0.4%
Belgacom SA	2,027	61,480

Brazil — 2.8%
Brasil Telecom SA, Pref. shares	27,605	190,213
Cia Siderurgica Nacional SA	1,750	16,309
Randon Participacoes SA, Pref.shares	11,797	75,516
Redecard SA	394	6,550
Vale SA, Pref. shares, Class A	7,755	184,519

		473,107

Canada — 7.5%
Alimentation Couche Tard, Inc., Class B	22	662
Astral Media, Inc., Class A	5,504	188,961
CGI Group, Inc., Class A*	5,536	113,654
Domtar Corp.	868	71,098
Jean Coutu Group PJC, Inc. (The), Class A	4,228	54,083
MacDonald Dettwiler & Associates, Ltd.	1,180	53,048
Magna International, Inc.	1,038	39,600
Metro, Inc., Class A	4,489	219,958
Pan American Silver Corp.	2,259	63,162
Research In Motion, Ltd.*	18,039	364,388
Rogers Communications, Inc., Class B	1,088	39,549
Stantec, Inc.*	997	24,516
Yellow Media, Inc.	110,536	40,477

		1,273,156

China — 2.4%
Dongfeng Motor Group Co., Ltd., Class H	136,000	226,176
Sinopec Yizheng Chemical Fibre Co., Ltd., Class H	734,000	180,458
	000,000,000	000,000,000
	Number of Shares	Value
COMMON STOCKS — (Continued)
China — (Continued)
Zhejiang Expressway Co., Ltd., Class H	2,000	$1,326

		407,960

Denmark — 1.9%
FLSmidth & Co. A/S	774	49,598
H Lundbeck A/S	13,027	264,532

		314,130

Finland — 1.0%
Orion OYJ, Class B	5,001	104,283
Wartsila OYJ	2,391	73,017

		177,300

France — 6.4%
Havas SA	48,119	208,336
Ipsen SA	362	11,954
Legrand SA	840	29,831
Metropole Television SA	15,949	274,092
PagesJaunes Groupe	54,113	232,041
Publicis Groupe SA	804	38,976
Societe BIC SA	366	32,700
Societe Television Francaise 1	7,199	97,292
Teleperformance	3,474	73,451
Vivendi SA	3,632	81,666

		1,080,339

Germany — 5.2%
Aixtron SE	16,025	226,838
Freenet AG	21,654	280,001
SMA Solar Technology AG	3,715	223,018
Software AG	2,739	113,774
Wincor Nixdorf AG	542	30,494

		874,125

Greece — 2.1%
OPAP SA	31,204	362,687

Hong Kong — 0.8%
Haier Electronics Group Co., Ltd.*	132,000	127,603

Italy — 3.2%
Ansaldo STS SpA	3,545	37,598
Danieli & C. Officine Meccaniche SpA	8,107	206,180
Gruppo Editoriale L’espresso SpA	15,858	28,021
Maire Tecnimont SpA	37,016	61,463
Recordati SpA	23,707	206,989

		540,251

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing International Value Select Fund

Portfolio of Investments (Continued)

October 31, 2011

(Unaudited)

	000,000,000	000,000,000
	Number of Shares	Value
COMMON STOCKS — (Continued)
Japan — 20.1%
Brother Industries, Ltd.	2,500	$33,257
Capcom Co., Ltd.	10,900	288,045
Chiyoda Corp.	6,000	70,299
Dainippon Screen Manufacturing Co., Ltd.	21,000	165,464
Daito Trust Construction Co., Ltd.	800	71,834
Dena Co., Ltd.	2,300	100,761
Hakuhodo DY Holdings, Inc.	1,640	90,412
JGC Corp.	6,000	171,834
KDDI Corp.	1	7,406
Kobayashi Pharmaceutical Co., Ltd.	3,100	154,445
Koito Manufacturing Co., Ltd.	11,000	169,404
Kose Corp.	1,600	38,496
Nintendo Co., Ltd., ADR	5,450	103,005
Nippon Electric Glass Co., Ltd.	7,000	64,556
Nitto Denko Corp.	1,900	81,658
NTT DoCoMo, Inc., SP ADR	3,597	63,991
Obic Co., Ltd.	920	177,339
Point, Inc.	4,820	210,235
Sankyo Co., Ltd.	4,900	258,851
Santen Pharmaceutical Co., Ltd.	900	33,730
Sega Sammy Holdings, Inc.	2,100	46,443
Softbank Corp.	6,900	228,411
Sugi Holdings Co., Ltd.	500	13,155
Takeda Pharmaceutical Co., Ltd.	2,700	122,256
Toagosei Co., Ltd.	12,000	54,490
Tokyo Electron, Ltd.	1,700	92,632
Toshiba TEC Corp.	43,000	161,704
Tsuruha Holdings, Inc.	3,900	201,784
Yahoo Japan Corp.	22	7,153
Yamada Denki Co., Ltd.	1,400	101,714

		3,384,764

Mexico — 2.3%
America Movil SAB de CV, ADR, Class L	2,809	71,405
Grupo Mexico SAB de CV, Class B	98,587	273,265
Telefonos de Mexico SAB de CV, SP ADR, Class L	2,530	39,569

		384,239

Netherlands — 5.4%
ASML Holding NV	11,063	463,369
PostNL NV	26,131	133,096
TomTom NV*	63,809	320,502

		916,967

	000,000,000	000,000,000
	Number of Shares	Value
COMMON STOCKS — (Continued)
Norway — 0.5%
Cermaq ASA*	5,229	$58,214
TGS Nopec Geophysical Co. ASA	1,179	26,908

		85,122

Singapore — 1.1%
SembCorp Marine, Ltd.	57,000	191,696

South Korea — 0.2%
KT&G Corp.	466	29,225

Spain — 3.3%
Antena 3 de Television SA	17,948	108,031
Construcciones y Auxiliar de Ferrocarriles SA	237	126,124
Prosegur Cia de Seguridad SA, Reg. shares	502	25,041
Tecnicas Reunidas SA	7,402	299,685

		558,881

Switzerland — 2.1%
Meyer Burger Technology AG*	9,959	239,955
Panalpina Welttransport Holding AG, Reg. shares*	1,111	110,556

		350,511

Taiwan — 3.6%
Compal Electronics, Inc.	121,000	112,434
HTC Corp.	9,000	206,364
LITE-ON IT Corp.	56,279	53,517
Novatek Microelectronics Corp.	57,000	141,938
Tripod Technology Corp.	21,870	57,749
TSRC Corp.	4,000	10,549
Young Fast Optoelectronics Co., Ltd.	8,399	24,620

		607,171

United Kingdom — 12.1%
AstraZeneca PLC, SP ADR	8,303	397,797
Halfords Group PLC	57,097	300,298
IMI PLC	2,787	36,948
ITV PLC*	289,375	298,015
Ladbrokes PLC	41,263	91,625
Micro Focus International PLC	58,281	318,239
Mitie Group PLC	30,150	121,971
Next PLC	1,079	44,345
WH Smith PLC	18,028	158,850
William Hill PLC	74,602	259,097

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing International Value Select Fund

Portfolio of Investments (Concluded)

October 31, 2011

(Unaudited)

	000,000,000	000,000,000
	Number of Shares	Value
COMMON STOCKS — (Continued)
United Kingdom — (Continued)
WS Atkins PLC	1,055	$9,720

		2,036,905

TOTAL COMMON STOCKS (Cost $18,142,217)		15,442,193

EXCHANGE TRADED FUNDS —7.3%
iShares MSCI EAFE Index Fund	23,366	1,223,677

TOTAL EXCHANGE TRADED FUNDS (Cost $1,158,143)		1,223,677

000,000,000
Value
TOTAL INVESTMENTS - 98.8% (Cost $19,300,360)	$16,665,870

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.2%	201,677

NET ASSETS - 100.0%	$16,867,547

*	Non-income producing.

ADR	American Depositary Receipt
SP ADR	Sponsored American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Statement of Assets and Liabilities

October 31, 2011

(Unaudited)

	Formula Investing U.S. Value 1000 Fund	Formula Investing U.S. Value Select Fund	Formula Investing International Value 400 Fund	Formula Investing International Value Select Fund
Assets
Investments, at value†	$32,458,723	$92,020,107	$12,314,046	$16,665,870
Cash	340,226	177,210	481,989	225,909
Foreign currency, at value††	—	—	56,885	18,190
Receivable for investments sold	572,575	1,763,438	1,274	—
Receivable for capital shares sold	158,600	534,460	438,500	25,000
Dividends and interest receivable	14,116	30,980	25,021	42,068
Receivable from Investment Adviser	28,682	—	100,675	33,160
Prepaid expenses and other assets	33,943	66,083	22,974	18,448

Total assets	33,606,865	94,592,278	13,441,364	17,028,645

Liabilities
Payable for investments purchased	953,758	1,547,251	851,243	106,553
Payable for capital shares redeemed	59,313	675,987	9,110	8,225
Payable to Adviser	—	77,401	—	—
Payable for distribution fees	6,357	18,473	2,360	2,951
Payable for Audit fees	12,231	12,222	12,257	12,253
Payable for transfer agent fees	8,546	8,411	7,717	17,835
Payable for administration and accounting	11,750	6,376	10,407	6,842
Payable for custodian fees	9,442	9,073	—	—
Accrued expenses	5,643	12,601	605	6,439

Total liabilities	1,067,040	2,367,795	893,699	161,098

Net Assets	$32,539,825	$92,224,483	$12,547,665	$16,867,547

Net Assets Consisted of:
Capital stock, $0.01 par value	$30,003	$81,522	$13,566	$19,243
Paid-in capital	34,064,660	92,741,639	13,797,946	19,557,929
Accumulated net investment income	49,353	89,087	160,740	222,641
Accumulated net realized gain (loss) from investments and foreign currency transactions	(1,154,430)	1,450,870	(285,231)	(296,282)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currency	(449,761)	(2,138,635)	(1,139,356)	(2,635,984)

Net Assets	$32,539,825	$92,224,483	$12,547,665	$16,867,547

	$32,908,484	$94,158,742	$13,452,685	$19,300,360
† Investments, at cost

†† Foreign currency, at cost	$—	$—	$57,353	$19,605

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Statement of Assets and Liabilities (Concluded)

October 31, 2011

(Unaudited)

	Formula Investing U.S. Value 1000 Fund	Formula Investing U.S. Value Select Fund	Formula Investing International Value 400 Fund	Formula Investing International Value Select Fund
Class A:
Net assets	$32,539,825	$92,224,483	$12,547,665	$14,895,403
Shares outstanding	3,000,320	8,152,226	1,356,603	1,699,498
Net asset value, offering and redemption price per share	$10.85	$11.31	$9.25	$8.76

Class I
Net assets	$—	$—	$—	$1,972,144
Shares outstanding	—	—	—	224,818
Net asset value, offering and redemption price per share	$—	$—	$—	$8.77

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Statement of Operations

For the Six Months Ended October 31, 2011

(Unaudited)

	Formula Investing U.S. Value 1000 Fund	Formula Investing U.S. Value Select Fund	Formula Investing International Value 400 Fund	Formula Investing International Value Select Fund
Investment Income
Dividends	$212,097	$514,690	$219,930	$328,857
Less: foreign taxes withheld	(240)	—	(19,184)	(27,444)
Interest	—	260	25	51

Total investment income	211,857	514,950	200,771	301,464

Expenses
Advisory fees (Note 2)	101,853	268,136	43,568	71,690
Administration and accounting fees	46,454	30,596	62,274	34,995
Registration and filing fees	38,816	39,578	22,231	22,495
Custodian transaction and out of pocket fees (Note 2)	37,100	16,796	96,513	25,109
Distribution fees (Class A) (Note 2)	33,951	78,864	12,814	17,336
Transfer agent fees (Note 2)	17,090	18,437	16,653	30,113
Audit fees	12,148	12,150	12,267	12,268
Printing and shareholder reporting fees	11,917	19,141	8,330	7,761
Legal fees	8,425	16,379	4,883	6,122
Trustees’ and officers’ fees	4,181	6,992	2,730	3,307
Other expenses	2,553	4,234	1,880	2,169

Total expenses before waivers and reimbursements	314,488	511,303	284,143	233,365

Less: waivers and reimbursements (Note 2)	(144,733)	(85,440)	(214,947)	(125,473)

Net expenses after waivers and reimbursements	169,755	425,863	69,196	107,892

Net investment income	42,102	89,087	131,575	193,572

Net realized and unrealized gain (loss)from investments:
Net realized gain (loss) on investments	(1,196,691)	1,438,761	(443,698)	(496,058)
Net realized loss on foreign currency transactions	—	—	(7,864)	(12,130)
Net change in unrealized (depreciation) on investments	(1,280,163)	(3,306,179)	(1,481,724)	(2,857,000)
Net change in unrealized loss on foreign currency translations	—	—	(2,055)	(3,496)

Net realized and unrealized loss on investments	(2,476,854)	(1,867,418)	(1,935,341)	(3,368,684)

Net decrease in net assets resulting from operations	$(2,434,752)	$(1,778,331)	$(1,803,766)	$(3,175,112)

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Statement of Changes in Net Assets

	Formula Investing U.S. Value 1000 Fund		Formula Investing U.S. Value Select Fund
	For the Six Months Ended October 31, 2011 (Unaudited)	For the Period Ended April 30, 2011*	For the Six Months Ended October 31, 2011 (Unaudited)	For the Period Ended April 30, 2011*
Increase (Decrease) in net assets from operations:
Net investment income (loss)	$42,102	$6,931	$89,087	$(1,790)
Net realized gain (loss) from investments and foreign currency transactions	(1,196,691)	42,261	1,438,761	13,569
Net change in unrealized appreciation (depreciation) from investments and foreign currency transactions	(1,280,163)	830,402	(3,306,179)	1,167,544

Net increase (decrease) in net assets resulting from operations	(2,434,752)	879,594	(1,778,331)	1,179,323

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	20,689,772	13,405,211	73,238,212	19,585,279

Total increase in net assets	18,255,020	14,284,805	71,459,881	20,764,602

Net assets
Beginning of period	14,284,805	—	20,764,602	—

End of period	$32,539,825	$14,284,805	$92,224,483	$20,764,602

Accumulated net investment income,end of period	$49,353	$7,251	$89,087	$—

*

Formula Investing U.S. Value 1000 Fund and Formula Investing U.S. Value Select Fund commenced operations for Class A on November 3, 2010; Formula Investing International Value 400 Fund and Formula Investing International Value Select Fund commenced operations for Class A on December 17, 2010 and Class I on June 30, 2011.

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Statement of Changes in Net Assets

Formula Investing International Value 400 Fund		Formula Investing International Value Select Fund
For the Six Months Ended October 31, 2011 (Unaudited)	For the Period Ended April 30, 2011*	For the Six Months Ended October 31, 2011 (Unaudited)	For the Period Ended April 30, 2011*

$131,575	$34,148	$193,572	$36,369
(451,562)	161,157	(508,188)	204,547
(1,483,779)	344,423	(2,860,496)	224,512

(1,803,766)	523,728	(3,175,112)	465,428

6,228,151	7,583,552	8,700,240	10,876,991

4,424,385	8,123,280	5,525,128	11,342,419

8,123,280	—	11,342,419	—

$12,547,665	$8,123,280	$16,867,547	$11,342,419

$160,740	$29,165	$222,641	$29,069

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Financial Highlights

Contained below is per share operating performance data for each Class A and Class I Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

		Investment Activities
	Net Asset Value, Beginning of Period*	Net Investment Income (Loss)(1)		Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Redemption Fees		Net Asset Value, End of Period	Total Return(2)		Net Assets, End of Period	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reductions of Expenses(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Formula Investing U.S. Value 1000 Fund
Class A Shares
5/1/2011-10/31/2011(4)	$11.85	$0.02		$(1.03)	$(1.01)	$0.01		$10.85	(8.44	)%(5)	$32,540	1.25	%(6)	2.32	%(6)	0.31	%(6)	136	%(5)
11/3/2010-4/30/2011	$10.00	$0.02		$1.83	$1.85	$0.00	(7)	$11.85	18.50	%(5)	$14,285	1.25	%(6)	6.53	%(6)	0.31	%(6)	171	%(5)
Formula Investing U.S. Value Select Fund
Class A Shares
5/1/2011-10/31/2011(4)	$11.78	$0.02		$(0.50)	$(0.48)	$0.01		$11.31	(3.99	)%(5)	$92,224	1.35	%(6)	1.62	%(6)	0.28	%(6)	136	%(5)
11/3/2010-4/30/2011	$10.00	$(0.00	)(7)	$1.78	$1.78	$0.00	(7)	$11.78	17.80	%(5)	$20,765	1.35	%(6)	4.38	%(6)	(0.06	)%(6)	174	%(5)
Formula Investing International Value 400 Fund
Class A Shares
5/1/2011-10/31/2011(4)	$11.03	$0.12		$(1.91)	$(1.79)	$0.01		$9.25	(16.14	)%(5)	$12,548	1.35	%(6)	5.54	%(6)	2.57	%(6)	82	%(5)
12/17/2010-4/30/2011	$10.00	$0.08		$0.95	$1.03	$0.00	(7)	$11.03	10.03	%(5)	$8,123	1.35	%(6)	7.00	%(6)	2.04	%(6)	147	%(5)
Formula Investing International Value Select Fund
Class A Shares
5/1/2011-10/31/2011(4)	$10.83	$0.12		$(2.20)	$(2.08)	$0.01		$8.76	(19.11	)%(5)	$14,895	1.45	%(6)	3.09	%(6)	2.62	%(6)	99	%(5)
12/17/2010-4/30/2011	$10.00	$0.07		$0.76	$0.83	$0.00	(7)	$10.83	8.30	%(5)	$11,342	1.45	%(6)	5.55	%(6)	1.96	%(6)	220	%(5)
Class I Shares
6/30/2011-10/31/2011(4)	$10.24	$0.06		$(1.53)	$(1.47)	$0.00	(7)	$8.77	(14.36	)%(5)	$1,972	1.20	%(6)	3.08	%(6)	1.89	%(6)	99	%(5)

*

Formula Investing U.S. Value 1000 Fund and Formula Investing U.S. Value Select Fund commenced operations for Class A on November 3, 2010; Formula Investing International Value 400 Fund and Formula Investing International Value Select Fund commenced operations for Class A on December 17, 2010 and Class I on June 30, 2011.

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (See Note 2)
(4)	Unaudited.
(5)	Not annualized.
(6)	Annualized.
(7)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Notes to Financial Statements

October 31, 2011

(Unaudited)

1. Organization and Significant Accounting Policies

The Formula Investing Funds (each a “Fund” and together, the “Funds”) are each a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Formula Investing U.S. Value 1000 Fund and the Formula Investing U.S. Value Select Fund commenced investment operations on November 3, 2010. The Formula Investing International Value 400 Fund and Class A Shares of the Formula Investing International Value Select Fund commenced investment operations on December 17, 2010. Class I Shares of the Formula Investing International Value Select Fund commenced investment operations on June 30, 2011. The Funds are each a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. As of October 31, 2011, there were twenty-one series of the Trust that were operational, including the Funds. Each of the Funds offers separate classes of shares, Class A, Class C and Class I Shares. As of October 31, 2011, Class C and Class I Shares had not been issued for the Formula Investing U.S. Value 1000 Fund, the Formula Investing U.S. Value Select Fund and the Formula Investing International Value 400 Fund. The Formula International Value Select Fund currently offers Class A and Class I Shares.

Portfolio Valuation — The Funds’ net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Options are valued at last sale price. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchy below:

•  Level 1 — quoted prices in active markets for identical securities;

•  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•  Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of net assets).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

FORMULA INVESTING FUNDS

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

The following is a summary of the inputs used, as of October 31, 2011, in valuing the Funds’ net assets carried at fair value:

Funds	Total Value at 10/31/11	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Formula Investing U.S. Value 1000 Fund: Investments in Securities*	$32,458,723	$32,458,723	$—	$—

Formula Investing U.S. Value Select Fund: Investments in Securities*	$92,020,107	$92,020,107	$—	$—

Formula Investing International Value 400 Fund: Investments in Securities*	$12,314,046	$12,314,046	$—	$—

Formula Investing International Value Select Fund: Investments in Securities*	$16,665,870	$16,665,870	$—	$—

*	Please refer to Portfolio of Investments for further details.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the six months ended October 31, 2011, there were no transfers between Levels 1, 2 and 3 for the Funds.

Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

FORMULA INVESTING FUNDS

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Funds’ intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. A Fund’s maximum exposure under these arrangements is dependent on claims that may be made against a Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Currency Risk — Both the Formula Investing International Value 400 Fund and the Formula Investing International Value Select Fund invest in securities of foreign issuers, including American Depository Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which these two Funds may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect both Funds’ NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for both Funds is determined on the basis of U.S. dollars, both Funds may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of both Funds’ holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of both Funds’ holdings in foreign securities.

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

FORMULA INVESTING FUNDS

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

2. Transactions with Affiliates and Related Parties

Gotham Asset Management, LLC. (“Gotham” or the “Adviser”) serves as investment adviser to the Funds pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services as investment adviser, Gotham is entitled to the following advisory fees, as a percentage of each Fund’s average daily net assets:

Annual Advisory Fee
Formula Investing U.S. Value 1000 Fund	0.75%
Formula Investing U.S. Value Select Fund	0.85%
Formula Investing International Value 400 Fund	0.85%
Formula Investing International Value Select Fund	0.95%

The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of each Fund to the extent necessary to ensure that each Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed the amounts listed below (on an annual basis) of a Fund’s average daily net assets (each an “Expense Limitation”):

Formula Investing U.S. Value 1000 Fund	1.00%
Formula Investing U.S. Value Select Fund	1.10%
Formula Investing International Value 400 Fund	1.10%
Formula Investing International Value Select Fund	1.20%

Each Expense Limitation will remain in place until August 31, 2014, unless the Board of Trustees of the Trust approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for a Fund. No recoupment will occur unless the Funds’ expenses are below the Expense Limitation. Each class of shares of the Funds pays its respective pro-rates portion of the advisory fee payable by the Funds.

At October 31, 2011, the amount of potential recoupment by the Adviser was as follows:

	Expiration April 30, 2014	Expiration April 30, 2015
Formula Investing U.S. Value 1000 Fund	$97,215	$144,733
Formula Investing U.S. Value Select Fund	$70,194	$85,440
Formula Investing International Value 400 Fund	$69,133	$213,448
Formula Investing International Value Select Fund	$50,226	$123,974

For the six months ended October 31, 2011, the advisory fee and waivers were as follows:

	Gross Advisory Fee	Waiver/ Reimbursements	Net Advisory Fee (Reimbursement)
Formula Investing U.S. Value 1000 Fund	$101,853	$(144,733)	$(42,880)
Formula Investing U.S. Value Select Fund	268,136	(85,440)	182,696
Formula Investing International Value 400 Fund	43,568	(213,448)	(169,880)
Formula Investing International Value Select Fund	71,690	(123,974)	(52,284)

FORMULA INVESTING FUNDS

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Funds.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average daily net assets and is subject to certain minimum monthly fees. For the six months ended October 31, 2011, BNY Mellon accrued administration and accounting fees totaling $46,454, $30,596, $62,274 and $34,995 for the Formula Investing U.S. Value 1000 Fund, Formula Investing U.S. Value Select Fund, Formula Investing International Value 400 Fund and the Formula Investing International Value Select Fund, respectively, and waived fees totalling $833 and $833 for the Formula Investing International Value 400 Fund and the Formula Investing International Value Select Fund, respectively.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average net assets and is subject to certain minimum monthly fees. For the six months ended October 31, 2011, BNY Mellon accrued transfer agent fees totaling $17,090, $18,437, $16,653 and $30,113 for the Formula Investing U.S. Value 1000 Fund, Formula Investing U.S. Value Select Fund, Formula Investing International Value 400 Fund and the Formula Investing International Value Select Fund, respectively, and waived fees totalling $500 and $500 for the Formula Investing International Value 400 Fund and the Formula Investing International Value Select Fund, respectively.

The Bank of New York Mellon (the “Custodian”) succeeded PFPC Trust Company as the Funds’ Custodian providing certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average net assets and is subject to certain minimum monthly fees. For the six months ended October 31, 2011, BNY Mellon accrued custodian fees totaling $37,100, $16,796, $96,513, and $25,109 for the Formula Investing U.S. Value 1000 Fund, Formula Investing U.S. Value Select Fund, Formula Investing International Value 400 Fund and the Formula Investing International Value Select Fund, respectively, and waived fees totalling $166 and $166 for the Formula Investing International Value 400 Fund and the Formula Investing International Value Select Fund, respectively.

BNY Mellon and the Custodian have the ability to recover such amounts previously waived based on the terms and conditions of the various servicing agreements in place with the Trust.

BNY Mellon Distributors Inc. (the “Underwriter”) provides principal underwriting services to the Funds. For the six months ended October 31, 2011, there were no underwriting commisions or sales commisions for the sale of the Fund shares.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A Shares plan, each Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of each Fund’s Class A Shares.

The Trustees of the Trust who are not affiliated with BNY Mellon, receive an annual retainer and out-of-pocket expenses for meetings attended. The remuneration paid to the Trustees by the Funds during the six months ended October 31, 2011 was $7,152. Effective September 30, 2011, Nicholas M. Marsini, Jr. resigned as a Trustee of the Trust. Certain employees of BNY Mellon are Officers of the Trust. They are not compensated by the Funds or the Trust.

FORMULA INVESTING FUNDS

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

3. Investment in Securities

For the six months ended October 31, 2011, aggregate purchases and sales of investment securities (excluding short-term investments) of a Fund were as follows:

	Purchases	Sales
Formula Investing U.S. Value 1000 Fund	$57,439,230	$36,640,774
Formula Investing U.S. Value Select Fund	156,464,606	83,420,914
Formula Investing International Value 400 Fund	14,555,954	8,328,513
Formula Investing International Value Select Fund	23,597,580	14,681,471

4. Capital Share Transactions

For the six months ended October 31, 2011 and the period from commencement through April 30, 2011, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Six Months Ended October 31, 2011 (Unaudited)		For the Period Ended April 30, 2011*

	Shares	Values	Shares	Values
Formula Investing U.S. Value 1000 Fund
Class A Shares
Sales	2,326,158	$26,304,000	1,213,873	$13,492,530
Redemption Fees**	—	18,926	—	—
Redemptions	(531,786)	(5,633,154)	(7,925)	—

Net increase	1,794,372	$20,689,772	1,205,948	$13,492,530

Formula Investing U.S. Value Select Fund
Class A Shares
Sales	7,738,727	$87,673,353	1,775,670	$19,722,741
Redemption Fees**	—	32,063	—	—
Redemptions	(1,349,787)	(14,467,204)	(12,384)	—

Net increase	6,388,940	$73,238,212	1,763,286	$19,722,741

Formula Investing International Value 400 Fund
Class A Shares
Sales	821,621	$8,125,369	752,435	$7,748,123
Redemption Fees**	—	7,467	—	—
Redemptions	(201,526)	(1,904,685)	(15,927)	—

Net increase	620,095	$6,228,151	736,508	$7,748,123

Formula Investing International Value Select Fund
Class A Shares
Sales	1,196,070	$11,509,100	1,073,477	$11,147,262
Redemption Fees**	—	8,366	—	—
Redemptions	(543,837)	(5,065,515)	(26,212)	—

Net increase	652,233	$6,451,951	1,047,265	$11,147,262

FORMULA INVESTING FUNDS

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

	For the Six Months Ended October 31, 2011 (Unaudited)		For the Period Ended April 30, 2011*
	Shares	Values	Shares	Values
Class I Shares***
Sales	224,818	$2,247,528	—	$—
Redemption Fees**	—	761	—	—
Redemptions	—	—	—	—

Net increase	224,818	$2,248,289	—	$—

*        Formula Investing U.S. Value 1000 Fund and Formula Investing U.S. Select Fund commenced operations on November 3, 2010; Formula Investing International Value 400 Fund and Formula Investing International Value Select Fund commenced operations on December 17, 2011.

**      There is 1.00% redemption fee that may be charged on shares redeemed which have been held 90 days or less. The redemption fees are retained by the Funds and are allocated to all classes in that Fund based on relative net assets.

***     Class I Shares commenced operations on June 30, 2011.

As of October 31, 2011, the following shareholder held, of record or beneficially, 10% or more of the outstanding shares of the Funds:

	Formula Investing U.S. Value 1000 Fund	Formula Investing U.S. Value Select Fund	Formula Investing International Value 400 Fund	Formula Investing International Value Select Fund
Gotham Capital V LLC	—	—	22%	—

5. Federal Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state, and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of April 30, 2011 the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gains
Formula Investing U.S. Value 1000 Fund	$ 50,799	$24
Formula Investing U.S. Value Select Fund	23,315	—
Formula Investing International Value 400 Fund	209,260	—
Formula Investing International Value Select Fund	265,847	—

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Foreign currency and short-term capital gains are reported as ordinary income for federal income tax purposes.

FORMULA INVESTING FUNDS

Notes to Financial Statements (Concluded)

October 31, 2011

(Unaudited)

At October 31, 2011, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Funds were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Formula Investing U.S. Value 1000 Fund	$32,908,484	$1,228,537	$(1,678,298)	$(449,761)
Formula Investing U.S. Value Select Fund	94,158,742	3,085,445	(5,224,080)	(2,138,635)
Formula Investing International Value 400 Fund	13,452,685	326,674	(1,465,313)	(1,138,639)
Formula Investing International Value Select Fund	19,300,360	566,965	(3,201,455)	(2,634,490)

Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the fiscal period ended April 30, 2011, the Funds deferred to May 1, 2011 post-October losses as follows:

Post-October Foreign Currency Losses
Formula Investing International Value 400 Fund	$3,583
Formula Investing International Value Select Fund	5,348

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Funds, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending April 30, 2012.

6. New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and determined that there was the following subsequent event:

On November 28, 2011, The Bank of New York Mellon Corporation announced the sale of BNY Mellon Distributors Inc., the Funds’ Distributor, to the Foreside Financial Group (“Foreside”) (the “Transaction”). The Transaction, which will involve The Bank of New York Mellon Corporation selling the stock of BNY Mellon Distributors Inc. and its four broker dealer subsidiaries to Foreside, is anticipated to close, subject to any necessary governmental and regulatory approvals, during the first half of 2012.

FORMULA INVESTING FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how each Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (877) 974-6852 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investment Adviser

Gotham Asset Management, LLC

535 Madison Avenue, 30Th Floor

New York, NY 10022

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Underwriter

BNY Mellon Distributors Inc.

760 Moore Road

King of Prussia, PA 19406

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

LATEEF FUND

Semi-Annual Investment Adviser’s Report

October 31, 2011

(Unaudited)

Dear Lateef Fund Shareholder,

Fear overwhelmed fundamentals in the third quarter. Investors were frustrated with see-saw deliberations in Europe regarding the resolution of its sovereign debt crisis and the political paralysis in the U.S. to resolve our nation’s fiscal challenges. We believe the indiscriminate sell-off in stocks offer compelling opportunities in select quality companies, which we exploited by allocating more capital to companies whose stocks lagged and have more firepower to potentially deliver future outperformance.

Investors suffered from a crisis of confidence over macro-economic developments during the quarter, including Standard & Poor’s downgrade of U.S. treasuries below its traditional AAA rating, the continuing drama of the Greek debt crisis, and the frustrating domestic political stalemate in resolving our fiscal challenges. These concerns overwhelmed positive news of strong second-quarter earnings reports and continuing healthy fundamental trends for many companies. The S&P 500 fell 13.9% during the third quarter, erasing the 6.0% gain for the six-month period ending June, and resulting in a nine month loss of 8.7% ending September. Anxiety prevailed. According to the Wall Street Journal1, investors worldwide withdrew more money from stock funds in developed markets during the three months ending August than was deposited since stocks bottomed in March 2009. For the first time ever, the Dow Jones Industrial Average vacillated by over 400 points in four consecutive trading days in August. On average, the S&P 500 index moved by more than 1% in six of every ten trading days in the third quarter, nearly double the volatility of last year. As highlighted in the chart below, investors sought comfort in U.S. treasuries by effectively paying an astounding 55x2 earnings for the ten year treasury whose yield fell as low as 1.7%, the lowest since the 1940s.

Source: Bloomberg & Thompson ONE

[1]	Wall Street Journal Sept. 26, 2011.
[2]	U.S. Treasuries are trading at 55 times the earnings per share of the ten-year U.S. treasury.

1

LATEEF FUND

Semi-Annual Investment Adviser’s Report (Continued)

October 31, 2011

(Unaudited)

For the first time in 50 years, the S&P 500 dividend yield is greater than the ten-year treasury yield. At 12x3 trailing earnings, we believe stocks are more than compensating for the macro risks.

We believe the risk to the economic and financial market environment in 2011 is very different from 2008. First, the S&P 500 price-to-earnings (P/E)4 ratio is 12x trailing earnings compared to 18x in January 2008. Second, companies are more resilient with $2 trillion in cash, and corporate cash balances as a percent of U.S. non-financial corporate assets, are at a 50-year high of 7%. Third, U.S. banks are better capitalized with risk-weighted Tier 1 capital ratios5 above 12%, compared to less than 8% in 2008. Fourth, financials were 33% of S&P 500 earnings at the prior peak compared to 16% now and are in line with historical averages. Fifth, the political priority of resolving the U.S. fiscal challenges is now center-stage. We are carefully watching the macroeconomic developments and are assessing any possible impact on the Fund holdings. We believe the challenges of finding a solution to live within our nation’s fiscal means are not insurmountable and that the Fund companies are benefiting from secular tailwinds that position them to power through a potential dislocation caused by fiscal reform in Europe. In contrast to the media’s negative reports about the prospects for our economy, many of the Fund holdings recently indicated that their business trends are healthy. In September, MasterCard reported that worldwide processed transaction growth accelerated in July and August to 20% from second quarter levels of 17%. In August, Teradata said that they hadn’t seen any visible slowdown, and in October, attendance at the Teradata Partners User group conference of customers sharing best practices was 20% higher than last year. QUALCOMM, in September, said that average selling prices for mobile devices from emerging countries such as India and China were better than the company anticipated as consumers adopted higher end smart-phones and bypassed voice only handsets at a faster pace than anticipated. Expeditors International, in August, said that the seasonal peak for shipping might be softer than normal if the economy weakens but they don’t see the economy as bad as the media is reporting. Accenture reported excellent quarterly results at the end of September and said that they hadn’t seen any change in client’s behavior and noted that all of its industry verticals grew revenues at a double digit pace in local currency.

[3]	The S&P 500 is trading at 12 times trailing earnings per share
[4]	P/E is a valuation ratio of a company’s current share price compared to its per-share earnings (price per share/earnings per share)
[5]	Defined as a comparison between a banking firm’s core equity capital (Tier 1 capital) and total risk-weighted assets (all firm assets that are systematically weighted for credit risks).

2

LATEEF FUND

Semi-Annual Investment Adviser’s Report (Continued)

October 31, 2011

(Unaudited)

The third quarter 2011 Fund performance leaders included Apple (AAPL) +14%, O’Reilly Automotive (ORLY) +14%, since purchased and MasterCard (MA) +5%.6 Apple hit a home run with spectacular earnings in the second quarter that more than doubled from last year and were more than $2.00/share higher than consensus estimates. Apple benefited from its first full quarter of iPhone sales through Verizon as well as surging demand for the iPad2. The iPhone and iPad contribute two-thirds of revenues and are both in their early stages of growth. The iPhone, for example, is not yet being sold through China Mobile, a network with over 600 million subscribers. Despite the loss of Steve Jobs, we believe the company’s creative product lead is intact and its integration of software and hardware design competitive advantage remains strong. Apple has $81/share in cash and is attractively priced with an 8% trailing free cash flow yield.

O’Reilly Automotive was purchased in the Fund during the third quarter. We believe O’Reilly can increase earnings through growth in new stores, steady same-store sales increases as its young store base matures, from applying its systems and performance focused culture on its acquisition of CSK Auto, and from required maintenance and repairs on a record-high average car age in the U.S. of 11 years.

MasterCard also reported in September that, despite media headlines to the contrary, U.S. credit card dollar volume rose 6.5% into July and August compared to growth of 5.9% in the second quarter of 2011 and 4.9% in the first quarter of 2011. The company reiterated its financial goals for the next three years with net revenue growth of 12-14% and earnings per share (EPS) growth of more than 20%.

The third quarter 2011 Fund performance laggards included Suncor (SU), Express Scripts (ESRX) and Starwood Hotels (HOT)7.

Suncor (SU) declined 35% as investors reacted to sliding oil prices, which declined $15 per barrel or 16% in the third quarter, and to fears of weaker demand from slowing worldwide economies. Suncor reported a second quarter operating earnings increase of 15% despite a 27% drop in total barrels/day production due to a planned seven week shut down for maintenance at its oil sands Upgrader 2 facility, divestitures of non-core assets and the shut-down of production in Libya. As there is no further major planned downtime for the next 18 months, we believe Suncor is now poised to demonstrate the true earnings power derived from its merger with Petro-Canada two years ago. Cash costs per barrel are

[6]	As of September 30, 2011, Apple (AAPL) was a 5.2% weight, O’Reilly Automotive (ORLY) was a 5.8% weight and MasterCard (MA) was a 8.1% weight in the Fund.

[7]	As of September 30, 2011, Suncor (SU) was a 4.8% weight, Express Scripts (ESRX) was a 4.7% weight and Starwood Hotels (HOT) was a 4.6% weight in the Fund.

3

LATEEF FUND

Semi-Annual Investment Adviser’s Report (Continued)

October 31, 2011

(Unaudited)

expected to drop to the low $30s for the second half of 2011 from $36 in last year’s second half. With oil prices currently at $100/barrel compared to Suncor’s cash cost in the low $30s/barrel, and the firm operating at a full production run rate for the first time in two years, we believe that the company stands on the brink of what could be impressive operating leverage and earnings growth. Since its merger, Suncor’s net debt to cash flow has declined to less than 1x from 6.7x, oil prices are 20% higher, the company has more diversified sources of conventional oil to fund its oil sands growth projects, yet Suncor’s enterprise value is 30% lower! Suncor recognizes the attractive value of its stock price as they announced their first ever share repurchase authorization of $500 million, which is planned to be completed in the next 12 months.

Express Scripts (ESRX), declined 31% due to three primary concerns. The first concern was whether ESRX would be successful in renewing its contract with Walgreens (WAG). As of late September, the two companies had not made substantive progress toward renewing their contract. Walgreens controls about 7,700 of the 65,000 pharmacies in the U.S. and ESRX is confident that the other 88% of U.S. pharmacies, including Wal-Mart, Target and CVS, can accommodate its patients. Walgreens is asking for a higher reimbursement for drugs even though the upcoming drug patent expirations, amounting to $80 billion in the next five years, should result in lower prices for consumers. ESRX believes that WAG should share in lower rates. ESRX’s two largest customers, the Department of Defense and WellPoint, which account for 55% of revenues and are contracted well into the next decade, have said that they will not reconsider their contracts if ESRX loses Walgreens. The second concern was whether ESRX’s proposed merger with rival Medco Health Solutions (MHS) would be allowed by the Federal Trade Commission. The merged companies would control about 30% of the pharmacy benefit industry which appears reasonable to us. ESRX is negotiating out of a position of strength, as Medco will be losing over 20% of its revenues by 2013 primarily due to the end of its contract with United Healthcare. ESRX has identified over $1 billion of merger savings which appears conservative since that is equal to the savings generated from merging with the much smaller pharmacy benefit manager (PBM) division of WellPoint. The third concern was the slowing trend of drug purchases as consumers postpone or stop taking prescriptions in a weaker economy. We believe ESRX can manage without Walgreens if necessary, ESRX will succeed with or without Medco and the utilization trends are transitory and manageable. We also feel these risks are more than adequately priced in the stock at just 12x 2011 consensus EPS and 10x 2012 EPS. Furthermore, ESRX is poised to resume their authorization to repurchase 12% of its outstanding shares once the Medco merger is resolved.

Starwood Hotels (HOT) declined 31% due to general fears that travel would inevitably slow with declining confidence in world macroeconomics. HOT reported a 43% increase in second quarter EPS and provided guidance for over 50% EPS growth in the third quarter. North American occupancy of 74% is now higher than the prior peak in 2008 and, with flat industry room supply for several years, the company anticipates rate increases for the rest of 2011 as well as for corporate rates in 2012.

4

LATEEF FUND

Semi-Annual Investment Adviser’s Report (Continued)

October 31, 2011

(Unaudited)

We added ANSYS (ANSS), O’Reilly Automotive (ORLY-described above), and Wells Fargo (WFC) to the Fund during the quarter. Founded 40 years ago, ANSS holds a dominant 25% market share of the computer-aided design simulation software market that is only 10% penetrated. ANSS’s unique multi-physics based software provides customers significant savings from developing costly physical prototypes and accelerates the time from conception to production. The company’s mix of 70% recurring revenue provides visible growth that we expect to increase.

Wells Fargo earnings should benefit from its plan to eliminate costs largely relating to the integration of Wachovia, which it acquired at the end of 2008. These costs amount to $1.5 billion in quarterly expense savings, or an annualized run rate of $.75/share, and are expected to be completed by the end of 2012. Compared to its large bank competitors, WFC enjoys the lowest cost of funds, highest net interest margin, lowest level of proprietary trading, lowest level of international lending and largest distribution branch network. We believe the worst of the credit crisis is over as loan losses have declined for six quarters and the stock is attractively priced at just 8x8 2011 earnings. In March 2011, WFC authorized the repurchase of 200 million shares which is almost 4% of outstanding shares. We expect continued share buybacks, and dividend increases from its current payout ratio of 16% to its target of 30%. Despite share buybacks and dividend increases, we expect WFC to comfortably meet the most stringent anticipated Basel III capital standards.

In order to fund these opportunities, many of which we view as fifty cent dollars, we sold Visa (V) as we thought its stock price was approaching our estimate of fair value. Visa’s stock benefited from the Federal Reserve’s final ruling on debit interchange, which was more lenient than expected. We also believe that Visa’s business model poses incrementally more risk as the company is imposing a new fixed acquirer fee called a network participation fee which will apply to merchants for all Visa products; including debit and credit cards. Unlike Visa, MasterCard is not implementing a new pricing structure on its credit cards. We believe MasterCard has an opportunity to take routing share from Visa, has a higher share of earnings from faster growing international markets than Visa (60% vs. 45%), and has an entrepreneurial minded management team.

In the same way that Yogi Berra observed that, “Baseball is 90% mental, the other half is physical,” we think “Investing is 90% intestinal fortitude, the other half is fundamental.” While we can’t control macro events, we believe patience will be rewarded with stock prices that reflect the Fund holdings’ increasing intrinsic value over time.

[8]	Wells Fargo is trading at 8 times 2011 earnings per share.

5

LATEEF FUND

Semi-Annual Investment Adviser’s Report (Concluded)

October 31, 2011

(Unaudited)

The Fund was down 0.48% for the quarter ended October 31, 2011 and is up 4.12% year to date, compared to -2.47% and 1.30% for the S&P 500 respectively. The annualized, since inception (September 2007) return for the Fund was 0.87% versus the S&P® 500 Index at -1.79%.9

Past performance is not indicative of future performance of the Fund.

Thank you for your trust and confidence, and as always, please feel free to contact us with any additional questions or comments.

Sincerely,

Lateef Investment Management

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended October 31, 2011 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

[9]

For purposes of this letter, we utilize the investment returns for the Lateef Fund Institutional Class I shares (ticker: LIMIX). Discussion of particular Fund holdings is not intended as a recommendation to buy, hold or sell those securities. The Fund’s portfolio composition is subject to change and risk. Visit www.lateef.com to see the Fund’s most recently published holdings list.

6

LATEEF FUND

Semi-Annual Report

Performance Data

October 31, 2011

(Unaudited)

Average Annual Total Returns For the Periods Ended October 31, 2011
	Six Months†	1 Year	3 Years	Since Inception*
Class A Shares (without sales charge)	-4.74%	9.04%	12.65%	0.61%
Class A Shares (with sales charge)	-9.53%	3.64%	10.73%	-0.64%
Class C Shares	-5.07%	8.30%	11.85%	-0.19%
Class I Shares	-4.69%	9.28%	12.95%	0.87%
Russell 3000® Index	-8.28%	7.90%	12.28%	-1.40%	**
S&P 500® Index	-7.11%	8.09%	11.41%	-1.79%	**

†	Not Annualized.

*	The Lateef Fund (the “Fund”) commenced operations on September 6, 2007.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866) 499-2151.

The returns shown for Class A Shares reflect a deduction for the maximum front-end sales charge of 5.00%. All of the Fund’s share classes apply a 2.00% fee to the value of shares redeemed within 30 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated September 1,2011, are 1.59% and 1.24% for Class A Shares, 2.34% and 1.99% for Class C Shares and 1.34% and 0.99% for Class I Shares, respectively, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. For the period September 1, 2010 through August 31, 2013, the Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 0.99% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation shall remain in effect until August 31, 2013, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund.

The Fund intends to evaluate performance as compared to that of the Standard & Poor’s 500® Composite Price Index (“S&P 500®”) and the Russell 3000® Index. The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. stocks, representing about 98% of the total capitalization of the entire U.S. stock market. It is impossible to invest directly in an index.

7

LATEEF FUND

Fund Expense Disclosure

October 31, 2011

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments (if any) or redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from May 1, 2011 through October 31, 2011 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges on purchase payments (if any) or redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

LATEEF FUND

Fund Expense Disclosure (Concluded)

October 31, 2011

(Unaudited)

	Lateef Fund
	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period*
Class A Shares
Actual	$1,000.00	$952.60	$6.09
Hypothetical (5% return before expenses)	1,000.00	1,018.90	6.29
Class C Shares
Actual	$1,000.00	$949.30	$9.75
Hypothetical (5% return before expenses)	1,000.00	$1,015.13	10.08
Class I Shares
Actual	$1,000.00	$953.10	$4.86
Hypothetical (5% return before expenses)	1,000.00	1,020.16	5.03

*

Expenses are equal to an annualized expense ratio for the six month period ended October 31, 2011 of 1.24%, 1.99%, and 0.99% for Class A, Class C, and Class I Shares, respectively, for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (184), then divided by 366 to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual six month total returns for the Fund of -4.74%, -5.07%, and -4.69% for Class A, Class C, and Class I Shares, respectively.

9

LATEEF FUND

Portfolio Holdings Summary Table

October 31, 2011

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Commercial Services	13.8%	$44,445,060
Computers	11.4	36,570,953
Technology	10.9	35,198,141
Telecommunications	5.7	18,435,803
Retail	5.7	18,382,730
Aerospace & Defense	5.7	18,280,361
Transportation	5.7	18,265,095
Consumer, Non-cyclical	5.4	17,265,819
Oil & Gas	5.1	16,537,070
Lodging	5.1	16,536,701
Diversified Financial Services	5.1	16,402,713
Software	4.9	15,899,376
Media	4.8	15,429,076
Banks	4.7	15,027,800
Other Assets In Excess of Liabilities	6.0	19,482,445

NET ASSETS	100.0%	$322,159,143

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

10

LATEEF FUND

Portfolio of Investments

October 31, 2011

(Unaudited)

	000,000,000	000,000,000
	Number of Shares	Value
COMMON STOCKS — 94.0%
Aerospace & Defense — 5.7%
Rockwell Collins, Inc.	327,429	$18,280,361

Banks — 4.7%
Wells Fargo & Co.	580,000	15,027,800

Commercial Services — 13.8%
MasterCard, Inc., Class A	71,137	24,701,612
Robert Half International, Inc.	747,009	19,743,448

		44,445,060

Computers — 11.4%
EMC Corp.*	656,619	16,093,732
Teradata Corp.*	343,232	20,477,221

		36,570,953

Consumer, Non-cyclical — 5.4%
Express Scripts, Inc.*	377,560	17,265,819

Diversified Financial Services — 5.1%
Affiliated Managers Group, Inc.*	177,116	16,402,713

Lodging — 5.1%
Starwood Hotels & Resorts Worldwide, Inc.	330,008	16,536,701

Media — 4.8%
Scripps Networks Interactive, Inc., Class A	363,208	15,429,076

Oil & Gas — 5.1%
Suncor Energy, Inc.	518,241	16,537,070

	000,000,000	000,000,000
	Number of Shares	Value
COMMON STOCKS — (Continued)
Retail — 5.7%
O’Reilly Automotive, Inc.*	241,719	$18,382,730

Software — 4.9%
ANSYS, Inc.*	292,483	15,899,376

Technology — 10.9%
Accenture PLC, Class A	327,520	19,736,355
Apple, Inc.*	38,198	15,461,786

		35,198,141

Telecommunications — 5.7%
QUALCOMM, Inc.	357,283	18,435,803

Transportation — 5.7%
C.H. Robinson Worldwide, Inc.	38,775	2,692,148
Expeditors International of Washington, Inc.	341,512	15,572,947

		18,265,095

TOTAL COMMON STOCKS (Cost $265,525,042)		302,676,698

TOTAL INVESTMENTS - 94.0% (Cost $265,525,042)		302,676,698
OTHER ASSETS IN EXCESS OF LIABILITIES - 6.0%		19,482,445

NET ASSETS - 100.0%		$322,159,143

*	Non-income producing.

The accompanying notes are an integral part of the financial statements.

11

LATEEF FUND

Statement of Assets and Liabilities

October 31, 2011

(Unaudited)

Assets
Investments, at value (Cost $265,525,042)	$302,676,698
Cash	19,946,671
Receivable for capital shares sold	764,766
Dividends and interest receivable	232,619
Prepaid expenses and other assets	83,239

Total assets	323,703,993

Liabilities
Payable for capital shares redeemed	1,215,277
Payable to Investment Adviser	189,361
Payable for transfer agent fees	33,858
Payable for distribution fees	28,665
Payable for administration and accounting fees	23,634
Payable to custodian	8,317
Payable for shareholder service fees	5,264
Accrued expenses	40,474

Total liabilities	1,544,850

Net Assets	$322,159,143

Net Assets Consisted of:
Capital stock, $0.01 par value	$312,665
Paid-in capital	306,108,183
Accumulated net investment loss	(595,344)
Accumulated net realized loss from investments and written options	(20,818,017)
Net unrealized appreciation on investments	37,151,656

Net Assets	$322,159,143

Class A:
Net asset value, offering and redemption price per share ($62,142,546 / 6,061,325)	$10.25

Maximum offering price per share (100/95 of $10.25)	$10.79

Class C:
Net asset value, offering and redemption price per share ($26,073,035 / 2,629,321)	$9.92

Class I:
Net asset value, offering and redemption price per share ($233,943,562 / 22,575,841)	$10.36

The accompanying notes are an integral part of the financial statements.

12

LATEEF FUND

Statement of Operations

For the Six Months Ended October 31, 2011

(Unaudited)

Investment Income
Dividends	$1,032,234
Less: foreign taxes withheld	(20,473)
Interest	10,082

Total investment income	1,021,843

Expenses
Advisory fees (Note 2)	1,422,823
Administration and accounting fees (Note 2)	113,656
Distribution fees (Class C) (Note 2)	97,259
Transfer agent fees (Note 2)	91,074
Distribution fees (Class A) (Note 2)	78,914
Registration and filing fees	32,995
Shareholder services fees	32,420
Printing and shareholder reporting fees	29,445
Trustees’ and officers’ fees	27,775
Legal fees	17,880
Custodian transaction and out of pocket fees (Note 2)	15,954
Audit fees	12,813
Other expenses	15,401

Total expenses before waivers and reimbursements	1,988,409

Less: waivers and reimbursements (Note 2)	(371,222)

Net expenses after waivers and reimbursements	1,617,187

Net investment loss	(595,344)

Net realized and unrealized gain (loss) from investments:
Net realized gain from investments	5,014,820
Net realized gain from written options*	139,094
Net change in unrealized depreciation on investments	(15,824,763)

Net realized and unrealized loss on investments	(10,670,849)

*	The primary risk exposure is equity contracts (See Note 1).

The accompanying notes are an integral part of the financial statements.

13

LATEEF FUND

Statement of Changes in Net Assets

	For the Six Months Ended October 31, 2011 (Unaudited)	For the Year Ended April 30, 2011
Increase (decrease) in net assets from operations:
Net investment loss	$(595,344)	$(610,880)
Net realized gain (loss) from investments, written options and purchased options	5,153,914	(1,489,329)
Net change in unrealized appreciation (depreciation) from investments, written options and purchased options	(15,824,763)	35,877,612

Net increase (decrease) in net assets resulting from operations:	(11,266,193)	33,777,403

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	79,492,457	72,608,434

Total increase in net assets	68,226,264	106,385,837

Net assets
Beginning of period	253,932,879	147,547,042

End of period	$322,159,143	$253,932,879

Accumulated net investment income (loss), end of period	$(595,344)	$—

The accompanying notes are an integral part of the financial statements.

14

LATEEF FUND

Financial Highlights

Contained below is per share operating performance data for Class A Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the Six Months Ended October 31, 2011 (Unaudited)		For the Year Ended April 30, 2011		For the Year Ended April 30, 2010		For the Year Ended April 30, 2009		For the Period September 6, 2007* to April 30, 2008
Per Share Operating Performance
Net asset value, beginning of period	$10.76		$9.07		$6.91		$9.36		$10.00

Net investment loss	(0.03	)(1)	(0.04	)(1)	(0.05	)(1)	(0.08	)(1)	(0.01)

Net realized and unrealized gain (loss) on investments	(0.48	)(1)	1.73	(1)	2.21	(1)	(2.37	)(1)	(0.63)

Net increase (decrease) in net assets resulting from operations	(0.51)		1.69		2.16		(2.45)		(0.64)

Dividends and distributions to shareholders from:
Tax return of capital	—		—		—		—		—	(2)

Net asset value, end of period	$10.25		$10.76		$9.07		$6.91		$9.36

Total investment return(3)	(4.74%)		18.63%		31.26%		(26.18%)		(6.37%)

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$62,143		$68,230		$46,570		$34,955		$46,944
Ratio of expenses to average net assets	1.24	%(4)	1.30%		1.76%		2.06%		2.05	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	1.50	%(4)	1.59%		1.93%		—%		—%
Ratio of net investment loss to average net assets	(0.50	%)(4)	(0.38%)		(0.60%)		(1.02%)		(0.23	%)(4)
Portfolio turnover rate	16.66	%(6)	31.77%		17.64%		51.89%		16.00	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.01 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (See Note 2)
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

15

LATEEF FUND

Financial Highlights

Contained below is per share operating performance data for Class C Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class C
	For the Six Months Ended October 31, 2011 (Unaudited)		For the Year Ended April 30, 2011		For the Year Ended April 30, 2010		For the Year Ended April 30, 2009		For the Period September 6, 2007* to April 30, 2008
Per Share Operating Performance
Net asset value, beginning of period	$10.45		$8.87		$6.81		$9.31		$10.00
Net investment loss	(0.06	)(1)	(0.10	)(1)	(0.11	)(1)	(0.13	)(1)	(0.06)

Net realized and unrealized gain (loss) on investments	(0.47	)(1)	1.68	(1)	2.17	(1)	(2.37	)(1)	(0.63)

Net increase (decrease) in net assets resulting from operations	(0.53)		1.58		2.06		(2.50)		(0.69)

Dividends and distributions to shareholders from:
Tax return of capital	—		—		—		—		—	(2)

Net asset value, end of period	$9.92		$10.45		$8.87		$6.81		$9.31

Total investment return(3)	(5.07%)		17.81%		30.25%		(26.85%)		(6.90%)

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$26,073		$28,086		$26,081		$18,042		$27,167
Ratio of expenses to average net assets	1.99	%(4)	2.05%		2.51%		2.81%		2.80	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	2.25	%(4)	2.34%		2.68%		—%		—%
Ratio of net investment loss to average net assets	(1.25	%)(4)	(1.13%)		(1.35%)		(1.77%)		(0.98	%)(4)
Portfolio turnover rate	16.66	%(6)	31.77%		17.64%		51.89%		16.00	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.01 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (See Note 2)
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

16

LATEEF FUND

Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the Six Months Ended October 31, 2011 (Unaudited)		For the Year Ended April 30, 2011		For the Year Ended April 30, 2010		For the Year Ended April 30, 2009		For the Period September 6, 2007* to April 30, 2008
Per Share Operating Performance
Net asset value, beginning of period	$10.87		$9.13		$6.94		$9.37		$10.00

Net investment income (loss)	(0.01	)(1)	(0.01	)(1)	(0.03	)(1)	(0.06	)(1)	—	(2)
Net realized and unrealized gain (loss) on investments	(0.50	)(1)	1.75	(1)	2.22	(1)	(2.37	)(1)	(0.62)

Net increase (decrease) in net assets resulting from operations	(0.51)		1.74		2.19		(2.43)		(0.62)

Dividends and distributions to shareholders from:
Tax return of capital	—		—		—		—		(0.01)

Net asset value, end of period	$10.36		$10.87		$9.13		$6.94		$9.37

Total investment return(3)	(4.69%)		19.06%		31.56%		(25.93%)		(6.23%)

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$233,944		$157,616		$74,896		$21,508		$26,556
Ratio of expenses to average net assets	0.99	%(4)	1.05%		1.48%		1.81%		1.80	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	1.25	%(4)	1.34%		1.68%		—%		—%
Ratio of net investment income (loss) to average net assets	(0.28	%)(4)	(0.13%)		(0.35%)		(0.77%)		—	%(4)
Portfolio turnover rate	16.66	%(6)	31.77%		17.64%		51.89%		16.00	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.01 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (See Note 2)
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

17

LATEEF FUND

Notes to Financial Statements

October 31, 2011

(Unaudited)

1. Organization and Significant Accounting Policies

The Lateef Fund (the “Fund”) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced investment operations on September 6, 2007. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. As of October 31, 2011, there were twenty-one series of the Trust that were operational, including the Fund. The Fund offers separate classes of shares, Class A, Class C and Class I Shares. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”) may be applicable to the purchase of Class A Shares. A CDSC, as a percentage of the lower of the original purchase price or net asset value at redemption, of up to 1.00% may be imposed on full or partial redemptions of Class A Shares made within eighteen months of purchase where: (i) $1 million or more of up to Class A Shares were purchased without an initial sales charge and (ii) the Fund’s principal underwriter, BNY Mellon Distributors Inc. (the “Underwriter”), paid a commission to the selling broker-dealer for such sale.

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Options are valued at last sale price. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

18

LATEEF FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of October 31, 2011, in valuing the Fund’s assets carried at fair value:

	Total Value at 10/31/11	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$302,676,698	$302,676,698	$—	$—

*	Please refer to Portfolio of Investments for further details.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the six months ended October 31, 2011, there were no transfers between Levels 1, 2 and 3 for the Fund.

19

LATEEF FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

USE OF ESTIMATES — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

OPTIONS — The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may buy put and call options and write covered call and secured put options, all to hedge against changes in the value of equities. Such options may relate to particular securities or domestic stock indices and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation. The risk in writing a call option is that a fund gives up the opportunity

20

LATEEF FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

for profit if the market price of the security increases. The risk in writing a put option is that a fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that a fund pays a premium whether or not the option is exercised. A fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. A fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes.

Options purchased are recorded as an asset and written options are recorded as liabilities to the extent of premiums paid or received. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid.

During the six months ended October 31, 2011, the Fund entered into 180 written options contracts. The Fund had no open written options contracts at the end of the period.

The Fund had transactions in written options for the six months ended October 31, 2011 as follows:

	Number of Contracts	Premium
Outstanding, April 30, 2011	—	$—
Call Options Written	180	227,126
Call Options Closed	(180)	(227,126)

Outstanding, October 31, 2011	—	$—

2. Transactions with Affiliates and Related Parties

Lateef Investment Management, L.P. (“Lateef” or the “Adviser”), serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets under $500 million; 0.95% of the Fund’s average daily net assets of $500 million or more but less than $1 billion; and 0.90% of the Fund’s average daily net assets of $1 billion and over. For the period September 1, 2010 through August 31, 2013, the Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 0.99% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation shall remain in effect until August 31, 2013, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. Each class of shares of the Fund pays its respective pro-rata portion of the advisory fee payable by the Fund.

21

LATEEF FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

As of October 31, 2011, investment advisory fees payable to the Adviser were $189,361. For the six months ended October 31, 2011, the Adviser waived fees of $371,222.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

BNY Mellon Distributors Inc. provides principal underwriting services to the Fund. For the six months ended October 31, 2011, the Underwriter received $2,422 in underwriter commissions and $35,527 in sales commissions for the sale of Fund shares.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A and Class C Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class C Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% and 1.00% (0.75% distribution fee and 0.25% shareholder service fee), respectively, on an annualized basis of the average daily net assets of the Fund’s Class A and Class C Shares.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer and out-of-pocket expenses for meetings attended. The remuneration paid to the Trustees by the Fund during the six months ended October 31, 2011 was $21,199. Effective September 30, 2011, Nicholas M. Marsini, Jr. resigned as a Trustee of the Trust. Certain employees of BNY Mellon are Officers of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the six months ended October 31, 2011, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

22

LATEEF FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

	Purchases	Sales
Investment Securities	$129,074,849	$41,632,906

4. Capital Share Transactions

For the six months ended October 31, 2011 and the year ended April 30, 2011, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Six Months Ended October 31, 2011 (Unaudited)		For the Year Ended April 30, 2011
	Shares	Value	Shares	Value
Class A Shares
Sales	1,447,518	$14,164,833	3,072,895	$29,564,837
Redemption Fees*	—	17,082	—	8,237
Redemptions	(1,725,391)	(16,817,908)	(1,868,788)	(17,327,662)

Net Increase (Decrease)	(277,873)	$(2,635,993)	1,204,107	$12,245,412

Class C Shares
Sales	304,101	$2,946,881	648,478	$6,123,095
Redemption Fees*	—	7,118	—	4,224
Redemptions	(362,741)	(3,490,066)	(901,644)	(8,275,994)

Net Decrease	(58,640)	$(536,067)	(253,166)	$(2,148,675)

Class I Shares
Sales	10,287,109	$104,389,727	7,849,916	$77,187,874
Redemption Fees*	—	61,265	—	15,053
Redemptions	(2,217,623)	(21,786,475)	(1,548,239)	(14,691,230)

Net Increase	8,069,486	$82,664,517	6,301,677	$62,511,697

*	There is a 2.00% redemption fee that may be charged on shares redeemed which have been held 30 days or less.

The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

23

LATEEF FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

As of April 30, 2011, there were no distributable earnings on a tax basis. The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

As of October 31, 2011, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$265,525,042

Gross unrealized appreciation	43,787,781
Gross unrealized depreciation	(6,636,125)

Net unrealized appreciation	$37,151,656

Under federal tax law, capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the fiscal year ended April 30, 2011, the Fund did not incur any capital losses after October 31, 2010.

As of April 30, 2011, the Fund had a capital loss carryforward of $25,971,931. If not utilized against future capital gains, $9,453,602, $15,029,000 and $1,489,329 of this capital loss carryforward will expire in 2017, 2018 and 2019, respectively.

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending April 30, 2012.

6. New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a

24

LATEEF FUND

Notes to Financial Statements (Concluded)

October 31, 2011

(Unaudited)

narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:

On November 28, 2011, The Bank of New York Mellon Corporation announced the sale of BNY Mellon Distributors Inc., the Fund’s Distributor, to the Foreside Financial Group (“Foreside”) (the “Transaction”). The Transaction, which will involve The Bank of New York Mellon Corporation selling the stock of BNY Mellon Distributors Inc. and its four broker dealer subsidiaries to Foreside, is anticipated to close, subject to any necessary governmental and regulatory approvals, during the first half of 2012.

25

LATEEF FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (866) 499-2151 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

26

[THIS PAGE INTENTIONALLY LEFT BLANK.]

Investment Adviser

Lateef Investment Management, L.P.

300 Drakes Landing Road

Suite 100

Greenbrae, CA 94904

Administrator

BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, PA 19406

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Underwriter

BNY Mellon Distributors Inc.

760 Moore Road

King of Prussia, PA 19406

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

LATEEF FUND

of

FundVantage Trust

Class A Shares

Class C Shares

Class I Shares

SEMI-ANNUAL REPORT

October 31, 2011

(Unaudited)

This report is submitted for the general information of the shareholders of the Lateef Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Lateef Fund. Shares of the Lateef Fund are distributed by BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, PA 19406.

PACIFIC CAPITAL FUNDS

Semi-Annual Report

Pacific Capital Tax-Free Securities Fund

Fund Performance Review

October 31, 2011 (Unaudited)

Credit Quality as of October 31, 2011 (as a percentage of total investments)

Credit quality ratings are primarily sourced from Moody’s but in the event that Moody’s has not assigned a rating, the Fund will use Standard & Poor’s of Fitch. The ratings represent the credit quality of the underlying securities and not that of the Fund. The ratings do not predict performance and are subject to change.

Investment Style

High-quality, intermediate-term, tax-exempt

Investment Objective

The Fund seeks high current income that is exempt from federal and Hawaii income tax by normally investing at least 80% of its net assets in investment grade municipal obligations. The Fund normally invests greater than 50% of its assets in Hawaii municipal obligations — debt securities issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and instrumentalities that pay interest which is exempt from Hawaii income tax as well as federal income tax.

Investment Considerations

Income received from the Fund may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Generally, bond prices and values fall when interest rates rise, and vice versa. The longer the average maturity of the Fund’s portfolio, the greater the fluctuation in value. Since the Fund invests significantly in securities of issuers in Hawaii, it will also be affected by a variety of Hawaii’s economic and political factors. The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating.

Investment Process

•    Top-down macroeconomic analysis of interest rate trends

•    Bottom-up credit research to identify high quality bonds

Investment Management

Advised by Asset Management Group of Bank of Hawaii (AMG)

•    As of October 31, 2011, AMG manages $2.1 billion in mutual fund assets. In addition, AMG personnel also manage approximately $1.7 billion in assets on behalf of Bank of Hawaii clients.

1

PACIFIC CAPITAL FUNDS

Semi-Annual Report

Pacific Capital Tax-Free Securities Fund

Fund Performance Review (Concluded)

October 31, 2011 (Unaudited)

Average Annual Total Returns for the Periods Ended October 31, 2011
	Six Months*	1 Year	3 Year	5 Year	10 Year
Class Y Shares	3.83%	3.30%	6.14%	3.90%	3.98%
Barclays Capital Hawaii Municipal Bond Index	4.83%	3.57%	7.38%	5.01%	4.85%

* Not Annualized

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. To obtain performance information current to the most recent month end, please call 1-800-272-7262.

The Fund’s total annual gross and net operating expense ratio for Class Y Shares, as disclosed in the Fund’s prospectus dated September 1, 2011, are 0.33% and 0.13%, respectively, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered in this report. The Adviser has contractually agreed to waive its Advisory fees until November 30, 2012. The waiver may not be terminated at any time prior to that date without the consent of the Board of Trustees. Additional information pertaining to the Fund’s expense ratio for the six month period ended October 31, 2011 can be found in the financial highlights.

Before the Fund commenced operations, all of the assets of the Tax-Free Securities Fund, a series of Pacific Capital Funds (the “Predecessor Fund”), were transferred to the Fund in a tax-free reorganization (the “Reorganization”). Performance presented prior to June 28, 2010 reflects the performance of the Predecessor Fund.

Total returns reflect the waiver of Advisory fees. Had these waivers not been in effect, performance quoted would have been lower.

The performance of the Fund is measured against the Barclays Capital Hawaii Municipal Bond Index, a rules-based, market-value weighted index engineered for the long-term tax-exempt Hawaii bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds and prerefunded bonds. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Fund is distributed by BNY Mellon Distributors Inc. The Asset Management Group of Bank of Hawaii is investment adviser to the Fund and receives a fee for its services.

2

PACIFIC CAPITAL FUNDS

Semi-Annual Report

Pacific Capital Tax-Free Short Intermediate Securities Fund

Fund Performance Review

October 31, 2011 (Unaudited)

Credit Quality as of October 31, 2011 (as a percentage of total investments)

Credit quality ratings are primarily sourced from Moody’s but in the event that Moody’s has not assigned a rating, the Fund will use Standard & Poor’s of Fitch. The ratings represent the credit quality of the underlying securities and not that of the Fund. The ratings do not predict performance and are subject to change.

Investment Style

High-quality, short-intermediate term, tax-exempt

Investment Objective

The Fund seeks high current income that is exempt from federal and Hawaii income tax by normally investing at least 80% of its net assets in investment grade municipal obligations. The Fund normally invests greater than 50% of its assets in Hawaii municipal obligations — debt securities issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and instrumentalities that pay interest which is exempt from Hawaii income tax as well as federal income tax. The Fund seeks to provide greater price stability than a long-term bond fund.

Investment Considerations

Income received from the Fund may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Generally, bond prices and values fall when interest rates rise, and vice versa. Intermediate term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. Since the Fund invests significantly in securities of issuers in Hawaii, it will also be affected by a variety of Hawaii’s economic and political factors. The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating.

Investment Process

•    Top-down macroeconomic analysis of interest rate trends

•    Bottom-up credit research to identify high quality bonds

Investment Management

Advised by Asset Management Group of Bank of Hawaii (AMG)

•    As of October 31, 2011, AMG manages $2.1 billion in mutual fund assets. In addition, AMG personnel also manage approximately $1.7 billion in assets on behalf of Bank of Hawaii clients.

3

PACIFIC CAPITAL FUNDS

Semi-Annual Report

Pacific Capital Tax-Free Short Intermediate Securities Fund

Fund Performance Review (Concluded)

October 31, 2011 (Unaudited)

Average Annual Total Returns For the Periods Ended October 31, 2011
	Six Months*	1 Year	3 Year	5 Year	10 Year
Class Y Shares	0.76%	1.04%	2.50%	2.65%	2.58%
Barclays Capital Hawaii 3-Year Municipal Bond Index	1.32%	1.76%	4.07%	4.14%	3.50%

* Not Annualized

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. To obtain performance information current to the most recent month end, please call 1-800-272-7262.

The Fund’s total annual gross and net operating expense ratio for Class Y Shares, as disclosed in the Fund’s prospectus dated September 1, 2011, are 0.50% and 0.30%, respectively, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered in this report. The Adviser has contractually agreed to waive its Advisory fees until November 30, 2012. The waiver may not be terminated at any time prior to that date without the consent of the Board of Trustees. Additional information pertaining to the Fund’s expense ratio for the six month period ended October 31, 2011 can be found in the financial highlights.

Before the Fund commenced operations, all of the assets of the Tax-Free Short Intermediate Securities Fund, a series of Pacific Capital Funds (the “Predecessor Fund”), were transferred to the Fund in a tax-free reorganization (the “Reorganization”). Performance presented prior to June 28, 2010 reflects the performance of the Predecessor Fund.

Total returns reflect the waiver of Advisory fees. Had these waivers not been in effect, performance quoted would have been lower.

The performance of the Fund is measured against the Barclays Capital Hawaii 3-Year Municipal Bond Index, which is the 2-4 year component of the Barclays Capital Hawaii Municipal Bond Index and is a rules-based, market-value weighted index engineered for the Hawaii tax-exempt bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Fund is distributed by BNY Mellon Distributors Inc. The Asset Management Group of Bank of Hawaii is investment adviser to the Fund and receives a fee for its services.

4

PACIFIC CAPITAL FUNDS

Fund Expense Disclosure

October 31, 2011

(Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from May 1, 2011 and held for the entire period through October 31, 2011.

Actual Expenses

The first line for each Fund in the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line for each Fund in the accompanying table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

PACIFIC CAPITAL FUNDS

Fund Expense Disclosure (Concluded)

October 31, 2011

(Unaudited)

		Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period* 5/1/11-10/31/11	Expense Ratio During Period** 5/1/11-10/31/11
Pacific Capital Tax-Free Securities Fund
Actual Fund Return	Class Y	$1,000.00	$1,038.30	$0.87	0.17%
Hypothetical Fund Return (5% return before expenses)	Class Y	1,000.00	1,024.28	0.87	0.17%
Pacific Capital Tax-Free Short Intermediate Securities Fund
Actual Fund Return	Class Y	$1,000.00	$1,007.60	$1.72	0.34%
Hypothetical Fund Return (5% return before expenses)	Class Y	1,000.00	1,023.43	1.73	0.34%

*

Expenses are equal to the average account value times a Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (184) divided by the number of days in the fiscal year (366). The Funds’ ending account values on the first line in the table are based on the actual six month total returns of 3.83% for the Pacific Capital Tax-Free Securities Fund and 0.76% for the Pacific Capital Tax-Free Short Intermediate Securities Fund.

**	Annualized.

6

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments

October 31, 2011

(Unaudited)

	0,000,000	0,000,000
	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — 95.3%
Arizona — 2.0%
Phoenix Civic Improvement Corp., Civic Plaza, Convertible CAB, Series B, 0.00%, 07/01/31, (NATL-RE, FGIC Insured).	5,000,000	5,095,400

California — 0.8%
Norwalk-La Mirada Unified School District GO, CAB, Series B, 0.00%, 08/01/27, (AGM-CR, FGIC Insured) .	5,000,000	1,930,100

District of Columbia — 1.6%
District of Columbia, Income Tax Revenue, Series A, Callable 12/01/21 at 100, 5.00%, 12/01/30	3,590,000	3,963,611

Florida — 2.0%
Florida Water Pollution Control Financing Corp., Water Revenue, Series A, Callable 01/15/19 at 100, 5.00%, 01/15/25	1,040,000	1,177,342
Orlando Utilities Commission, Water and Electric Revenue, Series D, ETM, 6.75%, 10/01/17	3,320,000	3,835,662

		5,013,004

	0,000,000	0,000,000
	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Georgia — 3.1%
Municipal Electric Authority Power Revenue, Series W, ETM, 6.60%, 01/01/18, (NATL-RE, IBC, BNYM Insured)	390,000	426,063
Municipal Electric Authority Power Revenue, Series W, Unrefunded Portion, 6.60%, 01/01/18, (NATL-RE, IBC, BNYM Insured)	6,350,000	7,215,949

		7,642,012

Hawaii — 66.6%
County of Kauai GO, Series A, Callable 8/01/21 at 100, 3.25%, 08/01/23	1,000,000	1,021,810
Hawaii County GO, Series A, 5.60%, 05/01/13, (NATL-RE, FGIC Insured).	605,000	650,218
Hawaii County GO, Series A, 5.25%, 07/15/17	1,655,000	1,962,962
Hawaii County GO, Series A, Callable 07/15/14 at 100, 5.25%, 07/15/23, (NATL-RE Insured)	595,000	646,384
Hawaii County GO, Series A, Callable 07/15/18 at 100, 6.00%, 07/15/26	1,655,000	1,931,286
Hawaii County GO, Series A, Callable 03/01/20 at 100, 4.00%, 03/01/28	2,470,000	2,562,082

The accompanying notes are an integral part of the financial statements.

7

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

October 31, 2011

(Unaudited)

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii Housing Finance & Development Corp, Multi-Family Housing, HSG-Kuhio Park Terrace, Series B, Callable 04/01/2013 at 100, 1.25%, 10/01/13, (FHLMC Insured)	1,000,000	1,001,110
Hawaii State Airports System Revenue, AMT, Callable 07/01/11 at 100, 5.63%, 07/01/18, (NATL-RE, FGIC Insured).	3,000,000	3,000,000
Hawaii State Airports System Revenue, AMT, Callable 07/01/21 at 100, 5.00%, 07/01/23	3,500,000	3,714,585
Hawaii State Airports System Revenue, Second Series, AMT, ETM, 6.90%, 07/01/12, (NATL-RE, IBC Insured)	3,405,000	3,543,481
Hawaii State Airports System Revenue, Series A, Callable 07/01/20 at 100, 5.00%, 07/01/22	1,000,000	1,100,990
Hawaii State Airports System Revenue, Series A, Callable 07/01/20 at 100, 5.25%, 07/01/29	2,000,000	2,128,620

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Department of Budget & Finance Special Purpose Revenue, Hawaiian Electric Co., Inc., AMT, Callable 11/28/11 at 100, 5.70%, 07/01/20, (AMBAC Insured)	3,000,000	3,001,950
Hawaii State Department of Budget & Finance Special Purpose Revenue, Hawaiian Electric Co., Inc., Series A, Callable 11/28/11 at 100, 5.50%, 12/01/14, (AMBAC Insured)	2,000,000	2,006,820
Hawaii State Department of Budget & Finance Special Purpose Revenue, Hawaiian Electric Co., Inc., Series A, AMT, Callable 10/01/12 at 101, 5.65%, 10/01/27, (NATL-RE Insured)	3,000,000	3,012,210
Hawaii State Department of Hawaiian Home Lands Revenue, 4.50%, 04/01/13	500,000	517,655
Hawaii State Department of Hawaiian Home Lands Revenue, 5.00%, 04/01/16	500,000	540,800
Hawaii State Department of Hawaiian Home Lands Revenue, 5.00%, 04/01/18	775,000	839,371

The accompanying notes are an integral part of the financial statements.

8

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

October 31, 2011

(Unaudited)

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series BZ, 6.00%, 10/01/12, (FGIC-TCRS Insured)	2,000,000	2,102,880
Hawaii State GO, Series CH, 4.75%, 11/01/13, (NATL-RE, IBC Insured)	1,435,000	1,551,996
Hawaii State GO, Series CM, 6.50%, 12/01/13, (NATL-RE, FGIC Insured).	5,000,000	5,601,550
Hawaii State GO, Series CM, ETM, 6.00%, 12/01/11, (NATL-RE, FGIC Insured).	1,630,000	1,637,416
Hawaii State GO, Series CY, 5.50%, 02/01/12, (AGM Insured)	725,000	734,309
Hawaii State GO, Series CY, 5.50%, 02/01/12, (AGM Insured)	1,500,000	1,519,410
Hawaii State GO, Series CY, 5.75%, 02/01/15, (AGM Insured)	820,000	944,304
Hawaii State GO, Series DB, ETM, 5.00%, 09/01/12, (NATL-RE Insured)	505,000	524,735
Hawaii State GO, Series DB, Unrefunded Portion, 5.00%, 09/01/12, (NATL-RE Insured)	1,270,000	1,318,984
Hawaii State GO, Series DD, Callable 05/01/14 at 100, 5.00%, 05/01/17, (NATL-RE Insured)	1,000,000	1,092,850

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series DD, Unrefunded Portion, Callable 05/01/14 at 100, 5.00%, 05/01/18, (NATL-RE Insured)	1,560,000	1,707,670
Hawaii State GO, Series DF, 5.00%, 07/01/12, (AMBAC Insured)	675,000	695,932
Hawaii State GO, Series DG, 5.00%, 07/01/12, (AMBAC Insured)	2,000,000	2,062,020
Hawaii State GO, Series DI, Callable 03/01/16 at 100, 5.00%, 03/01/26, (AGM Insured)	1,000,000	1,093,310
Hawaii State GO, Series DJ, Callable 04/01/17 at 100, 5.00%, 04/01/19, (AMBAC Insured)	1,000,000	1,160,350
Hawaii State GO, Series DJ, Callable 04/01/17 at 100, 5.00%, 04/01/22, (AMBAC Insured)	875,000	988,829
Hawaii State GO, Series DK, 5.00%, 05/01/17	4,000,000	4,701,120
Hawaii State GO, Series DK, Callable 05/01/18 at 100, 5.00%, 05/01/28	3,000,000	3,342,300
Hawaii State GO, Series DN, 5.00%, 08/01/15	1,660,000	1,896,832
Hawaii State GO, Series DQ, Callable 06/01/19 at 100, 5.00%, 06/01/23	5,000,000	5,873,050
Hawaii State GO, Series DT, 5.00%, 11/01/15	1,500,000	1,725,465

The accompanying notes are an integral part of the financial statements.

9

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

October 31, 2011

(Unaudited)

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series DT, 5.00%, 11/01/16	1,800,000	2,103,012
Hawaii State GO, Series DT, 5.00%, 11/01/19	3,000,000	3,598,110
Hawaii State Harbor System Revenue, Series A, Callable 07/01/20 at 100, 5.63%, 07/01/40	3,000,000	3,164,790
Hawaii State Harbor System Revenue, Series A, AMT, 5.25%, 07/01/16, (AGM Insured)	1,105,000	1,224,528
Hawaii State Harbor System Revenue, Series B, AMT, Callable 07/01/12 at 100, 5.50%, 07/01/19, (AMBAC Insured)	1,500,000	1,518,270
Hawaii State Housing Finance & Development Corp., Single Family Mortgage Purpose Revenue, Series A, AMT, Callable 11/28/11 at 100, 5.40%, 07/01/29, (FNMA Insured)	1,375,000	1,375,344
Honolulu City & County Board of Water Supply System Revenue, Series A, Callable 07/01/14 at 100, 4.75%, 07/01/18, (NATL-RE, FGIC Insured).	1,000,000	1,067,140

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County Board of Water Supply System Revenue, Series A, Callable 07/01/16 at 100, 4.50%, 07/01/23, (NATL-RE Insured)	1,500,000	1,599,165
Honolulu City & County Board of Water Supply System Revenue, Series A, Callable 07/01/16 at 100, 4.75%, 07/01/31, (NATL-RE Insured)	2,000,000	2,087,320
Honolulu City & County Board of Water Supply System Revenue, Series B, AMT, Callable 07/01/16 at 100, 5.25%, 07/01/17, (NATL-RE Insured)	1,300,000	1,479,023
Honolulu City & County Board of Water Supply System Revenue, Series B, AMT, Callable 07/01/16 at 100, 5.25%, 07/01/21, (NATL-RE Insured)	1,335,000	1,471,424
Honolulu City & County GO, ETM, 6.00%, 12/01/11, (FGIC-TCRS Insured)	2,320,000	2,330,556
Honolulu City & County GO, Series A, 5.00%, 04/01/18	5,000,000	5,898,250

The accompanying notes are an integral part of the financial statements.

10

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

October 31, 2011

(Unaudited)

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County GO, Series A, Callable 07/01/15 at 100, 5.00%, 07/01/19, (NATL-RE Insured)	6,250,000	7,000,188
Honolulu City & County GO, Series A, Callable 07/01/17 at 100, 5.00%, 07/01/21, (AGM Insured)	4,000,000	4,522,440
Honolulu City & County GO, Series A, Callable 04/01/19 at 100, 5.00%, 04/01/24	1,110,000	1,251,791
Honolulu City & County GO, Series A, Callable 07/01/15 at 100, 5.00%, 07/01/26, (NATL-RE Insured)	5,000,000	5,399,950
Honolulu City & County GO, Series A, Callable 07/01/15 at 100, 5.00%, 07/01/28, (NATL-RE Insured)	1,275,000	1,369,618
Honolulu City & County GO, Series A, Callable 07/01/15 at 100, 5.00%, 07/01/29, (NATL-RE Insured)	2,000,000	2,141,220
Honolulu City & County GO, Series A, ETM, 5.75%, 04/01/13, (FGIC-TCRS Insured)	850,000	914,175

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County GO, Series A, Unrefunded Portion, 5.75%, 04/01/12, (FGIC-TCRS Insured)	1,865,000	1,907,186
Honolulu City & County GO, Series A, Unrefunded Portion, 5.75%, 04/01/13, (FGIC-TCRS Insured)	3,345,000	3,589,653
Honolulu City & County GO, Series B, ETM, 5.25%, 10/01/12	200,000	209,056
Honolulu City & County GO, Series B, ETM, 5.00%, 10/01/13	630,000	684,482
Honolulu City & County GO, Series B, Unrefunded Portion, 5.25%, 10/01/12, (FGIC-TCRS Insured)	640,000	668,678
Honolulu City & County GO, Series D, Callable 07/01/15 at 100, 5.00%, 07/01/20, (NATL-RE Insured)	2,000,000	2,221,980
Honolulu City & County GO, Series F, Callable 07/01/15 at 100, 5.00%, 07/01/22, (NATL-RE, FGIC Insured).	4,115,000	4,528,722

The accompanying notes are an integral part of the financial statements.

11

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

October 31, 2011

(Unaudited)

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County Waste Water System Revenue, 1st Bond Resolution, Series A, Callable 07/01/17 at 100, 5.00%, 07/01/31, (NATL-RE Insured)	3,500,000	3,717,455
Honolulu City & County Waste Water System Revenue, Senior Series A, 3.25%, 07/01/20	1,000,000	1,046,140
Honolulu City & County Waste Water System Revenue, Series B-1, Callable 07/01/16 at 100, 5.00%, 07/01/32, (NATL-RE Insured)	5,015,000	5,213,093
Honolulu City & County Wastewater System Revenue, Senior Series A, 4.00%, 07/01/21	1,005,000	1,102,867
Honolulu City & County Wastewater System Revenue, Senior Series A, 1st Board Resolution, Callable at 07/01/19 at 100, 5.00%, 07/01/27	2,565,000	2,812,446
Maui County GO, Series A, Callable 07/01/17 at 100, 4.25%, 07/01/25, (AGM Insured)	500,000	512,880
Maui County GO, Series B, 4.00%, 06/01/16	1,000,000	1,106,920

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
University of Hawaii Revenue, Series A-2, 4.00%, 10/01/19	1,170,000	1,294,359
University of Hawaii Revenue, Series B-2, 5.00%, 10/01/18	1,310,000	1,539,368
University of Hawaii System Revenue, Series A, Prerefunded 07/15/12 at 100, 5.50%, 07/15/16, (FGIC Insured)	1,000,000	1,036,550
University of Hawaii System Revenue, Series A, Prerefunded 07/15/12 at 100, 5.50%, 07/15/22, (FGIC Insured)	1,205,000	1,249,043
University of Hawaii System Revenue, Series A, Prerefunded 07/15/12 at 100, 5.50%, 07/15/29, (FGIC Insured)	1,500,000	1,554,825
University of Hawaii System Revenue, Series A, Prerefunded 07/15/12 at 100, 5.13%, 07/15/32, (FGIC Insured)	1,605,000	1,659,458
University of Hawaii System Revenue, Series A, Callable 10/01/19 at 100, 5.25%, 10/01/34	1,000,000	1,087,550

		165,716,671

The accompanying notes are an integral part of the financial statements.

12

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

October 31, 2011

(Unaudited)

	0,000,000	0,000,000
	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Illinois — 3.0%
Chicago Midway Airport Revenue, Series C, 5.50%, 01/01/15, (NATL-RE Insured)	2,000,000	2,192,700
Illinois Municipal Electric Agency Power Supply Revenue, Series C, 5.25%, 02/01/21, (NATL-RE, FGIC Insured).	4,665,000	5,277,235

		7,469,935

Kentucky — 0.5%
Kentucky State Property & Building Commission Revenue, Project No. 73, Second Series, Callable 11/01/12 at 100, 5.50%, 11/01/16, (AGM Insured)	1,250,000	1,311,150

Massachusetts — 2.1%
Commonwealth of Massachusetts Refunding, GO, Series B, 5.25%, 09/01/21, (AGM Insured)	2,000,000	2,460,880
Massachusetts State Department of Transportation, Metropolitan Highway System Revenue, Contract Assistance, Series B, Callable 01/01/20 at 100, 5.00%, 01/01/23	2,500,000	2,855,575

		5,316,455

	0,000,000	0,000,000
	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Michigan — 0.7%
Michigan Finance Authority Revenue Refunding Revolving Fund, 5.00%, 10/01/21	1,500,000	1,798,215

North Carolina — 0.4%
Mecklenburg County GO, Series A, 5.00%, 08/01/19	750,000	912,465

Ohio — 0.6%
Hamilton County Sales Tax Revenue, Series B, Unrefunded Portion, Callable 12/01/11 at 100, 5.25%, 12/01/18, (AMBAC Insured)	205,000	205,814
Ohio State, Infrastructure Improvement GO, Series A, 5.00%, 08/01/21	1,000,000	1,191,140

		1,396,954

Tennessee — 0.8%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities, Revenue, ETM, 0.00%, 06/01/21	2,455,000	1,881,021

Texas — 6.9%
Austin Certificates Obligation, GO, Callable 09/01/21 at 100, 4.00%, 09/01/30	2,860,000	2,822,591

The accompanying notes are an integral part of the financial statements.

13

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

October 31, 2011

(Unaudited)

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Texas — (Continued)
Eagle Mountain & Saginaw Independent School District, GO, Callable 08/15/17 at 100, 5.00%, 08/15/37, (PSF-GTD Insured)	2,500,000	2,637,025
Fort Worth Drainage Utility System Revenue, Callable 02/15/21 at 100, 4.50%, 02/15/27	2,765,000	2,899,628
Galveston County GO, CAB, Series RD, 0.00%, 02/01/24, (NATL-RE, FGIC Insured).	2,630,000	1,615,504
Grapevine GO, Series A, Callable 02/15/15 at 100, 5.00%, 08/15/24, (NATL-RE Insured)	2,345,000	2,483,707
Harris County GO, Series C, Prerefunded 10/01/18 at 100, 5.75%, 10/01/23	1,000,000	1,252,640
Houston Water and Sewer System Revenue, Unrefunded Balance CAB, Junior Series A, 0.00%, 12/01/27, (AGM Insured)	2,000,000	990,300
San Antonio Electric & Gas Revenue, Series A, 5.00%, 02/01/18	2,000,000	2,367,260

		17,068,655

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Washington — 4.2%
King County School District No. 403 Renton GO, Callable 12/01/16 at 100, 5.00%, 12/01/24, (NATL-RE, FGIC Insured, School Bond Guarantee)	3,000,000	3,286,500
Port of Seattle Revenue, Callable 02/01/16 at 100, 5.00%, 02/01/25, (XLCA Insured)	2,000,000	2,094,740
Washington State GO, Various Purpose, Series A, Callable 08/01/21 at 100, 4.50%, 08/01/31	5,000,000	5,203,950

		10,585,190

TOTAL MUNICIPAL BONDS (Cost $226,997,201)		237,100,838

	Shares
REGISTERED INVESTMENT COMPANY — 5.4%
Dreyfus Tax Exempt Cash Management Fund, Institutional Shares, 0.00%(a)	13,569,382	13,569,382

TOTAL REGISTERED INVESTMENT COMPANY (Cost $13,569,382)		13,569,382

The accompanying notes are an integral part of the financial statements.

14

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Concluded)

October 31, 2011

(Unaudited)

TOTAL INVESTMENTS - 100.7% (Cost $240,566,583)	$250,670,220
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.7)%	(1,777,033)

NET ASSETS - 100.0%	$248,893,187

(a)	Rate periodically changes. Rate disclosed is the daily yield on October 31, 2011.

AGM	Assured Guaranty Municipal Corp.
AGM-CR	Assured Guaranty Municipal Corp.
Custodial Receipts
AMBAC	American Municipal Bond
Assurance Corp.
AMT	Subject to Alternative Minimum Tax
BNYM	Bank of New York Mellon
CAB	Capital Appreciation Bond
ETM	Escrowed to Maturity
FGIC	Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage
Corp.
FNMA	Federal National Mortgage
Association
GO	General Obligation
HSG	Housing
IBC	Insurance Bond Certificate
LOC	Letter of Credit
NATL-RE	National Reinsurance Corp.
PSF-GTD	Public School Funding Guaranty
TCRS	Transferable Custodial Receipts
XLCA	XL Capital Assurance

The accompanying notes are an integral part of the financial statements.

15

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments

October 31, 2011

(Unaudited)

	0,000,000	0,000,000
	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — 93.2%
Arizona — 0.8%
Vistancia Community Facilities District GO, 4.00%, 07/15/13	500,000	515,770

Florida — 1.3%
Highlands County Health Facilities Authority Revenue, Series G, ETM, 5.00%, 11/15/11	25,000	25,038
Highlands County Health Facilities Authority Revenue, Series G, Unrefunded Portion, 5.00%, 11/15/11	755,000	756,125

		781,163

Georgia — 2.5%
Georgia State GO, Series C, 5.50%, 07/01/12	500,000	517,430
Metropolitan Atlanta Rapid Transit Authority, Sales Tax Revenue, Series A, 5.00%, 07/01/12, (AMBAC Insured)	1,000,000	1,030,000

		1,547,430

Guam — 2.5%
Guam Economic Development & Commerce Authority, CAB, Series B, ETM, 5.40%, 05/15/15	1,350,000	1,551,636

Hawaii — 59.1%
Hawaii County GO, Series A, 5.00%, 03/01/15	400,000	449,432
Hawaii County GO, Series A, 4.00%, 03/01/16	400,000	442,736

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii Pacific Health Special Purpose Revenue, Series A, 3.00%, 07/01/14	500,000	506,390
Hawaii State Airports System Revenue, AMT, 4.00%, 07/01/15	515,000	551,740
Hawaii State Airports System Revenue, Second Series, AMT, ETM, 6.90%, 07/01/12	275,000	286,281
Hawaii State Airports System Revenue, Second Series, AMT, ETM, 6.90%, 07/01/12, (NATL-RE, IBC Insured)	310,000	322,608
Hawaii State Airports System Revenue, Series B, AMT, 4.00%, 07/01/15	1,000,000	1,071,340
Hawaii State GO, Series CH, 4.75%, 11/01/13, (NATL-RE, IBC Insured)	1,000,000	1,081,530
Hawaii State GO, Series CX, Prerefunded 02/01/12 at 100, 5.50%, 02/01/21	1,685,000	1,706,804
Hawaii State GO, Series CY, 5.75%, 02/01/13, (AGM Insured)	1,500,000	1,598,145
Hawaii State GO, Series CZ, 5.25%, 07/01/12, (AGM Insured)	2,000,000	2,065,320

The accompanying notes are an integral part of the financial statements.

16

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

October 31, 2011

(Unaudited)

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series CZ, Prerefunded 07/01/12 at 100, 5.50%, 07/01/14, (AGM Insured)	1,275,000	1,319,013
Hawaii State GO, Series CZ, Prerefunded 07/01/12 at 100, 5.25%, 07/01/15, (AGM Insured)	1,000,000	1,032,870
Hawaii State GO, Series CZ, Prerefunded 07/01/12 at 100, 5.25%, 07/01/20, (AGM Insured)	1,000,000	1,032,530
Hawaii State GO, Series DA, Prerefunded 09/01/13 at 100, 5.25%, 09/01/17, (NATL-RE Insured)	1,010,000	1,098,143
Hawaii State GO, Series DE, 5.00%, 10/01/12, (NATL-RE Insured)	1,000,000	1,042,350
Hawaii State GO, Series DG, 5.00%, 07/01/13, (AMBAC Insured)	2,000,000	2,146,940
Hawaii State GO, Series DG, Callable 07/01/15 at 100, 5.00%, 07/01/16, (AMBAC Insured)	1,000,000	1,129,170
Hawaii State GO, Series DO, 3.00%, 08/01/12	1,100,000	1,121,978
Hawaii State GO, Series DQ, 4.00%, 06/01/13	1,000,000	1,053,800
Hawaii State GO, Series DR, 4.00%, 06/01/14	1,170,000	1,266,583

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Harbor System Revenue, Series A, 4.00%, 07/01/16	500,000	532,565
Hawaii State Highway Revenue Bonds, Series B, 5.25%, 07/01/18, (AGM Insured)	500,000	600,860
Hawaii State Housing & Community Development Corp. Rental Housing System Revenue, Series A, 3.70%, 07/01/13, (AGM Insured)	1,055,000	1,077,693
Honolulu City & County GO, Series A, Prerefunded 03/01/13 at 100, 5.25%, 03/01/15, (NATL-RE Insured)	630,000	670,591
Honolulu City & County GO, Series A, 4.00%, 08/01/16	500,000	556,785
Honolulu City & County GO, Series B, 5.50%, 07/01/13, (FSA Insured)	1,000,000	1,081,560
Honolulu City & County GO, Series B, Unrefunded Balance, 5.00%, 10/01/13	585,000	633,836
Honolulu City & County GO, Series B, 5.00%, 08/01/16	625,000	724,494
Honolulu City & County GO, Series B, ETM, 5.25%, 10/01/12	800,000	836,224

The accompanying notes are an integral part of the financial statements.

17

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

October 31, 2011

(Unaudited)

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County GO, Series D, 2.25%, 09/01/14	780,000	810,217
Honolulu City & County GO, Series D, 5.00%, 09/01/14	1,140,000	1,271,556
Honolulu City & County GO, Series F, Callable 07/01/15 at 100, 5.25%, 07/01/17, (NATL-RE, FGIC Insured).	535,000	607,632
Honolulu City & County Waste Water System Revenue, 1st Bond Resolution, Senior Sub-Series A, 4.00%, 07/01/16	250,000	278,510
Honolulu City & County Waste Water System Revenue, Senior Series A, 5.00%, 07/01/19	1,000,000	1,184,000
Honolulu City & County Waste Water System Revenue, Senior Series A, 3.25%, 07/01/20	255,000	266,766
Honolulu City & County Waste Water System Revenue, Series A, 4.00%, 07/01/13	500,000	527,540
University of Hawaii Revenue, Series A, 5.00%, 10/01/14	550,000	610,280

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
University of Hawaii System Revenue, Series A, Prerefunded 07/15/12 at 100, 5.50%, 07/15/16, (FGIC Insured)	1,090,000	1,129,839
University of Hawaii System Revenue, Series A-2, 4.00%, 10/01/16	1,125,000	1,243,046

		36,969,697

Illinois — 0.8%
Chicago Midway Airport Revenue, Second Lien, Series B, 5.00%, 01/01/12, (AMBAC Insured)	500,000	503,115

Indiana — 0.8%
Northwest Allen County Middle School Building Corp. Revenue, First Mortgage, Callable 07/15/13 at 100, 5.25%, 07/15/18, (NATL-RE, State Aid Withholding Insured)	500,000	527,790

Kansas — 0.9%
Kansas Development Finance Authority Revenue, Commerce Impact Program, 5.00%, 06/01/13	500,000	535,315

The accompanying notes are an integral part of the financial statements.

18

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

October 31, 2011

(Unaudited)

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Michigan — 1.3%
Michigan State Hospital Finance Authority Revenue, Oakwood Obligated Group, 5.50%, 11/01/12	750,000	780,412

Minnesota — 2.5%
Minnesota State GO, Callable 08/01/12 at 100, 5.00%, 08/01/16	1,500,000	1,551,000

New York — 3.2%
New York City GO, Series C, 4.25%, 01/01/12	1,000,000	1,006,570
New York State Thruway Authority Highway & Bridge Trust Fund, Series B, 5.25%, 04/01/12, (AMBAC Insured)	1,000,000	1,020,660

		2,027,230

North Carolina — 1.8%
North Carolina State GO, Series B, 5.00%, 06/01/14	1,000,000	1,112,100

Ohio — 4.2%
Ohio State GO, Prerefunded 06/15/13 at 100, 5.00%, 06/15/16	1,000,000	1,073,200
Ohio State GO, Infrastructure Improvement, Series A, Callable 03/01/15 at 100, 5.00%, 09/01/19	1,410,000	1,560,856

		2,634,056

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Oklahoma — 0.8%
Oklahoma Development Finance Authority Health Refunding, INTEGRIS Baptist Medical Center, Series C, 5.00%, 08/15/16	455,000	513,408

Pennsylvania — 2.5%
Pennsylvania Higher Educational Facilities Authority Revenue, Temple University, 5.00%, 04/01/16, (NATL-RE Insured)	500,000	563,245
Philadelphia Water & Waste Water Revenue, Series B, 5.50%, 11/01/11, (NATL-RE, FGIC Insured).	1,030,000	1,030,000

		1,593,245

Puerto Rico — 2.9%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue, ETM, 6.25%, 07/01/13, (NATL-RE, IBC, Commonwealth Guaranteed Insured)	1,200,000	1,315,044
Puerto Rico Commonwealth Highway & Transportation Authority Revenue, Series D, Prerefunded 07/01/12 at 100, 5.75%, 07/01/41	500,000	517,745

		1,832,789

The accompanying notes are an integral part of the financial statements.

19

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Concluded)

October 31, 2011

(Unaudited)

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Tennessee — 2.7%
Sullivan County Health Educational & Housing Facilities Board Revenue, Wellmont Health Systems Project, Prerefunded 09/01/12 at 101, 6.25%, 09/01/32	480,000	508,296
Wilson County GO, 5.00%, 04/01/12, (NATL-RE Insured)	1,135,000	1,157,280

		1,665,576

Texas — 0.7%
North Harris Montgomery Community College District, Lone Star College System GO, 4.50%, 02/15/14, (NATL-RE Insured)	425,000	459,497

Wisconsin — 1.9%
Waukesha GO, Series A, Callable 10/01/14 at 100, 5.00%, 10/01/16, (AGM Insured)	1,095,000	1,216,337

TOTAL MUNICIPAL BONDS (Cost $57,413,899)		58,317,566

	Shares	Value ($)
REGISTERED INVESTMENT COMPANY — 5.2%
Dreyfus Tax Exempt Cash Management Fund, Institutional Shares, 0.00%(a)	3,295,244	3,295,244

TOTAL REGISTERED INVESTMENT COMPANY (Cost $3,295,244)		3,295,244

TOTAL INVESTMENTS - 98.4% (Cost $60,709,143)		61,612,810
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.6%		972,626

NET ASSETS - 100.0%		$62,585,436

(a)	Rate periodically changes. Rate disclosed is the daily yield on October 31, 2011.

AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Subject to Alternative Minimum Tax
CAB	Capital Appreciation Bond
ETM	Escrowed to Maturity
FGIC	Financial Guaranty Insurance Co.
FSA	Financial Service Authority
GO	General Obligation
IBC	Insurance Bond Certificate
NATL-RE	National Reinsurance Corp.

The accompanying notes are an integral part of the financial statements.

20

PACIFIC CAPITAL FUNDS

Statement of Assets and Liabilities

October 31, 2011

(Unaudited)

	Pacific Capital Tax-Free Securities Fund	Pacific Capital Tax-Free Short Intermediate Securities Fund
Assets
Investments, at value (Cost $240,566,583 and $60,709,143, respectively)	$250,670,220	$61,612,810
Receivable for capital shares sold	2,268,993	1,919,631
Dividends and interest receivable	3,049,990	744,640
Prepaid expenses and other assets	37,311	9,780

Total assets	256,026,514	64,286,861

Liabilities
Payable for investments purchased	6,818,492	1,430,939
Payable for capital shares redeemed	139,442	211,482
Payable for distributions to shareholders	120,691	14,951
Payable for administration and accounting fees	12,460	10,227
Payable for audit fees	12,154	10,502
Payable to custodian	10,614	9,716
Payable for printing fees	10,302	5,185
Payable for transfer agent fees	6,833	7,294
Accrued expenses	2,339	1,129

Total liabilities	7,133,327	1,701,425

Net Assets	$248,893,187	$62,585,436

Net Assets Consist of:
Capital stock, $0.01 par value	$246,162	$60,994
Paid-in capital	240,010,684	62,388,574
Undistributed net investment income	176,731	21,297
Accumulated net realized loss from investments	(1,644,027)	(789,096)
Net unrealized appreciation on investments	10,103,637	903,667

Net Assets	$248,893,187	$62,585,436

Class Y:
Outstanding shares	24,616,210	6,099,373

Net asset value, offering and redemption price per share	$10.11	$10.26

The accompanying notes are an integral part of the financial statements.

21

PACIFIC CAPITAL FUNDS

Statement of Operations

For the Six Months Ended October 31, 2011

(Unaudited)

	Pacific Capital Tax-Free Securities Fund	Pacific Capital Tax-Free Short Intermediate Securities Fund
Investment Income
Interest	$4,248,410	$617,360
Dividends	70	24

Total investment income	4,248,480	617,384

Expenses
Advisory fees (Note 2)	208,889	55,267
Administration and accounting fees (Note 2)	44,088	29,282
Legal fees	28,061	7,793
Trustees’ and officers’ fees (Note 2)	26,021	8,233
Printing and shareholder reporting fees	17,517	6,218
Audit fees	12,500	12,770
Transfer agent fees (Note 2)	12,427	12,892
Custodian fees (Note 2)	10,542	9,697
Registration and filing fees	820	294
Other expenses	23,721	7,464

Total expenses before waivers and reimbursements	384,586	149,910

Less: waivers and reimbursements (Note 2)	(208,889)	(55,267)

Net expenses after waivers and reimbursements	175,697	94,643

Net investment income	4,072,783	522,741

Net realized and unrealized gain (loss) from investments:
Net realized gain from investments	735,657	74,575
Net change in unrealized appreciation (depreciation) oninvestments	3,046,270	(193,954)

Net realized and unrealized gain (loss) on investments	3,781,927	(119,379)

Net increase in net assets resulting from operations	$7,854,710	$403,362

The accompanying notes are an integral part of the financial statements.

22

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Statement of Changes in Net Assets

	Six Months Ended October 31, 2011 (Unaudited)	Nine Months Ended April 30, 2011	Year Ended July 31, 2010
Increase (Decrease) in net assets from operations:
Net investment income	$4,072,783	$8,823,915	$9,353,858
Net realized gain (loss) from investments	735,657	(458,180)	199,402
Net change in unrealized appreciation (depreciation) from investments	3,046,270	(7,657,519)	4,565,054

Net increase in net assets resulting from operations	7,854,710	708,216	14,118,314

Less Dividends and Distributions to Shareholders*:
Distributions to Class A Shareholders*:
From net investment income	—	—	(187,683)
Distributions to Class B Shareholders*:
From net investment income	—	—	(2,668)
Distributions to Class Y Shareholders:
From net investment income	(4,072,783)	(8,647,184)	(9,192,615)

Net decrease in net assets from dividends and distributions to shareholders	(4,072,783)	(8,647,184)	(9,382,966)

Increase (Decrease) in Net Assets Derived from Capital Share Transactions (Note 4)	35,629,069	(53,223,231)	26,378,430

Total increase (decrease) in net assets	39,410,996	(61,162,199)	31,113,778

Net assets
Beginning of period	209,482,191	270,644,390	239,530,612

End of period	$248,893,187	$209,482,191	$270,644,390

Undistributed net investment income, end of period	$176,731	$176,731	$—

*	Classes A and B shares converted into Class Y shares during the year ended July 31, 2010. See Note 7 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

23

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Statement of Changes in Net Assets

	Six Months Ended October 31, 2011 (Unaudited)	Nine Months Ended April 30, 2011	Year Ended July 31, 2010
Increase (Decrease) in net assets from operations:
Net investment income	$522,741	$1,001,772	$970,455
Net realized gain (loss) from investments	74,575	(10,780)	(15,687)
Net change in unrealized appreciation (depreciation) from investments	(193,954)	(715,416)	426,343

Net increase in net assets resulting from operations	403,362	275,576	1,381,111

Less Dividends and Distributions to Shareholders*:
Distributions to Class A Shareholders*:
From net investment income	—	—	(17,677)
Distributions to Class Y Shareholders:
From net investment income	(522,741)	(980,475)	(931,475)

Net decrease in net assets from dividends and distributions to shareholders	(522,741)	(980,475)	(949,152)

Increase (Decrease) in Net Assets Derived from Capital Share Transactions (Note 4)	4,873,742	(9,755,509)	4,905,637

Total increase (decrease) in net assets	4,754,363	(10,460,408)	5,337,596

Net assets
Beginning of period	57,831,073	68,291,481	62,953,885

End of period	$62,585,436	$57,831,073	$68,291,481

Undistributed net investment income, end of period	$21,297	$21,297	$—

*	Class A shares converted into Class Y shares during the year ended July 31, 2010. See Note 7 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

24

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Financial Highlights

Contained below is per share operating performance data for each Class Y Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

Class Y	For the Six Months Ended October 31, 2011 (Unaudited)		For the Nine Months Ended April 30, 2011†		For the Year Ended July 31, 2010	For the Year Ended July 31, 2009	For the Year Ended July 31, 2008	For the Year Ended July 31, 2007	For the Year Ended July 31, 2006
Per Share Operating Performance
Net asset value, beginning of period	$9.92		$10.16		$9.97	$9.94	$10.09	$10.15	$10.57

Net investment income	0.20		0.34		0.37	0.41	0.44	0.43	0.42
Net realized and unrealized gain (loss) from investments	0.19		(0.25)		0.20	0.04	(0.14)	(0.05)	(0.29)

Net increase in net assets resulting from operations	0.39		0.09		0.57	0.45	0.30	0.38	0.13

Dividends to shareholders from:
Net investment income	(0.20)		(0.33)		(0.38)	(0.41)	(0.44)	(0.43)	(0.42)
Net realized gains	—		—		—	(0.01)	(0.01)	(0.01)	(0.13)

Net asset value, end of period	$10.11		$9.92		$10.16	$9.97	$9.94	$10.09	$10.15

Total investment return	3.83	%*	0.89	%(a) *	5.77%	4.75%	3.02%	3.81%	1.34%
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$248,893		$209,482		$270,644	$233,348	$254,182	$282,671	$287,126

Ratio of expenses to average net assets	0.17	%**	0.13	%**	0.71%	0.76%	0.70%	0.68%	0.73%
Ratio of expenses to average net assets without waivers and expense reimbursements(b)	0.37	%**	0.33	%**	0.87%	0.91%	0.85%	0.83%	0.94%
Ratio of net investment income to average net assets	3.90	%**	4.49	%(a) **	3.80%	4.21%	4.36%	4.25%	4.09%
Portfolio turnover rate	14.49	%*	12.26	%*	12.10%	23.69%	30.61%	19.29%	59.63	%(c)

†	The Fund changed its fiscal year end to April 30.
(a)	During the period, the Fund received a distribution from a ‘fair fund’ established by the Securities and Exchange Commission in connection with a consent order against BISYS Fund Services, Inc. (See Note 9 in the Notes to Financial Statements). Had this settlement not occurred, the ratio of net investment income to average net assets and total return for the Fund would have been 4.08% and 0.59%, respectively.
(b)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (See Note 2)
(c)	The portfolio turnover rate increased significantly during the period. This increase was primarily attributable to cash flows into and out of the Fund, as well as tactical portfolio adjustments made in response to rising short and intermediate interest rates. The basic characteristics of the Fund in terms of market capitalization, style, and diversification have not changed.
*	Not annualized.
**	Annualized.

The accompanying notes are an integral part of the financial statements.

25

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Financial Highlights

Contained below is per share operating performance data for each Class Y Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

Class Y	For the Six Months Ended October 31, 2011 (Unaudited)		For the Nine Months Ended April 30, 2011†		For the Year Ended July 31, 2010	For the Year Ended July 31, 2009	For the Year Ended July 31, 2008	For the Year Ended July 31, 2007	For the Year Ended July 31, 2006
Per Share Operating Performance
Net asset value, beginning of period	$10.28		$10.39		$10.32	$10.20	$10.08	$10.11	$10.27

Net investment income	0.10		0.16		0.15	0.26	0.33	0.34	0.31
Net realized and unrealized gain (loss) from investments	(0.02)		(0.11)		0.06	0.12	0.12	(0.03)	(0.16)

Net increase in net assets resulting from operations	0.08		0.05		0.21	0.38	0.45	0.31	0.15

Dividends to shareholders from:
Net investment income	(0.10)		(0.16)		(0.14)	(0.26)	(0.33)	(0.34)	(0.31)

Net asset value, end of period	$10.26		$10.28		$10.39	$10.32	$10.20	$10.08	$10.11

Total investment return	0.76	%*	0.45	%(a) *	2.10%	3.80%	4.55%	3.08%	1.47%
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$62,585		$57,831		$68,291	$61,113	$47,552	$50,835	$62,816

Ratio of expenses to average net assets	0.34	%**	0.30	%**	0.77%	0.81%	0.77%	0.74%	0.75%
Ratio of expenses to average net assets without waivers and expense reimbursements(b)	0.54	%**	0.50	%**	0.88%	0.91%	0.87%	0.83%	0.91%
Ratio of net investment income to average net assets	1.89	%**	2.06	%(a) **	1.46%	2.47%	3.27%	3.33%	3.03%
Portfolio turnover rate	18.01	%*	13.20	%*	22.81%	40.33%	39.29%	68.09%	112.73	%(c)

†	The Fund changed its fiscal year end to April 30.
(a)	During the period, the Fund received a distribution from a ‘fair fund’ established by the Securities and Exchange Commission in connection with a consent order against BISYS Fund Services, Inc. (See Note 9 in the Notes to Financial Statements). Had this settlement not occurred, the ratio of net investment income to average net assets and total return for the Fund would have been 1.86% and 0.35%, respectively.
(b)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (See Note 2)
(c)	The portfolio turnover rate increased significantly during the period. This increase was primarily attributable to tactical portfolio adjustments made in response to rising short and intermediate interest rates and Hawaii municipal bond availability. The basic characteristics of the Fund in terms of style and diversification have not changed.
*	Not annualized.
**	Annualized.

The accompanying notes are an integral part of the financial statements.

26

PACIFIC CAPITAL FUNDS

Notes to Financial Statements

October 31, 2011

(Unaudited)

1. Organization and Significant Accounting Policies

The Pacific Capital Tax-Free Securities Fund and Pacific Capital Tax-Free Short Intermediate Securities Fund (each a “Fund” and together the “Funds”) are non-diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds are each a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. As of October 31, 2011, there were twenty-one series of the Trust that were operational, including the Funds. The Funds are each authorized to issue and offer Class Y shares.

On June 28, 2010, the Pacific Capital Tax-Free Securities Fund and the Pacific Capital Tax-Free Short Intermediate Securities Fund, each a series of the Trust, acquired, respectively, substantially all of the assets and liabilities of the Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund, each a series of Pacific Capital Funds pursuant to an Agreement and Plan of Reorganization. As a result of the reorganization, Pacific Capital Tax-Free Securities Fund is the accounting successor to the Tax-Free Securities Fund and the Pacific Capital Tax-Free Short Intermediate Securities Fund is the accounting successor to the Tax-Free Short Intermediate Securities Fund. See Note 7 for additional information on the reorganization.

The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held.

PORTFOLIO VALUATION — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by each Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Due to continued volatility in the current market, valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities. Foreign securities are valued based on prices

27

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of such investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchy below:

•	Level 1 —	quoted prices in active markets for identical securities;

•	Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 —	significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The fair value of a Fund’s bonds are generally based on quotes received from brokers of independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of October 31, 2011, in valuing the Funds’ net assets carried at fair value:

Funds	Total	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Pacific Capital Tax-Free Securities Fund
Municipal Bonds	$237,100,838	$—	$237,100,838	$—
Registered Investment Company	13,569,382	13,569,382	—	—

Total	$250,670,220	$13,569,382	$237,100,838	$—

28

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

Funds	Total	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Pacific Capital Tax-Free Short Intermediate Securities Fund
Municipal Bonds	$58,317,566	$—	$58,317,566	$—
Registered Investment Company	3,295,244	3,295,244	—	—

Total	$61,612,810	$3,295,244	$58,317,566	$—

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of a Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values a Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the six months ended October 31, 2011, there were no transfers between Levels 1, 2 and 3.

USE OF ESTIMATES — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. General expenses of the Trust are allocated to each Fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

29

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

DIVIDENDS AND DISTRIBUTUIONS TO SHAREHOLDERS — Dividends from net investment income are declared daily and paid monthly to shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by the Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is each Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to such Fund’s shareholders, which will be sufficient to relieve it from U.S. income and excise taxes.

OTHER — In the normal course of business, a Fund may enter into contracts that provide general indemnifications. A Fund’s maximum exposure under these arrangements is dependent on claims that may be made against it in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Investment advisory services are provided to the Funds by the Asset Management Group of Bank of Hawaii (the “Adviser”). Under terms of an advisory agreement, each Fund is charged an annual fee of 0.20% which is computed daily and paid monthly based upon average daily net assets. The Adviser has agreed to waive its entire advisory fee (the “Waiver”). The Waiver will remain in effect until November 30, 2012. The Waiver may not be terminated at any time prior to that date without the consent of the Board of Trustees.

Fee rates for the period May 1, 2011 through October 31, 2011, were as follows:

	Maximum Annual Advisory Fee	Net Annual Fees Paid After Contractual Waivers
Pacific Capital Tax-Free Securities Fund	0.20%	0.00%
Pacific Capital Tax-Free Short Intermediate Securities Fund	0.20%	0.00%

30

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Funds.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average daily net assets and is subject to certain minimum monthly fees.

For providing transfer agent services, BNY Mellon is entitled to receive a minimum monthly fee equal to an annual percentage rate of each Fund’s average net assets and is subject to certain minimum monthly fees.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average net assets and is subject to certain minimum monthly fees.

BNY Mellon Distributors Inc. (the “Underwriter”) provides principal underwriting services to the Funds. The Trust and the Underwriter are parties to an underwriting agreement. For the six months ended October 31, 2011, there were no fees paid for the sale of Fund shares.

The Trustees of the Trust, who are not affiliated with BNY Mellon, receive an annual retainer and out-of-pocket expenses for meetings attended. The remuneration paid to the Trustees and Officers by the Funds during the six months ended October 31, 2011, was $20,257 for the Pacific Capital Tax-Free Securities Fund and $6,177 for the Pacific Capital Tax-Free Short Intermediate Securities Fund. Effective September 30, 2011, Nicholas M. Marsini, Jr. resigned as a Trustee of the Trust. Certain employees of BNY Mellon are Officers of the Trust. They are not compensated by the Funds or the Trust.

3. Investment in Securities

For the six months ended October 31, 2011, aggregate purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

	Purchases	Sales
Pacific Capital Tax-Free Securities Fund	$56,368,283	$29,910,552
Pacific Capital Tax-Free Short Intermediate Securities Fund	12,228,187	9,729,574

31

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

4. Capital Share Transactions

For the six months ended October 31, 2011, and the period/year ended April 30, 2011 and July 31, 2010, transactions in capital shares (authorized shares unlimited) were as follows:

	For The Six Months Ended October 31, 2011 (Unaudited)		For The Nine Months Ended April 30, 2011		For the Year Ended July 31, 2010
	Shares	Values	Shares	Values	Shares	Values
Pacific Capital Tax-Free Securities Fund
Class A
Sales	—	$—	—	$—	77,570	$781,525
Reinvestments	—	—	—	—	11,304	113,414
Redemptions	—	—	—	—	(94,450)	(946,547)
Converted to Class Y shares	—	—	—	—	(588,822)	(5,902,858)

Net Increase (Decrease)	—	$—	—	$—	(594,398)	$(5,954,466)

Class B
Sales	—	$—	—	$—	—	$—
Reinvestments	—	—	—	—	246	2,468
Redemptions	—	—	—	—	(23,653)	(238,374)
Converted to Class Y shares	—	—	—	—	(3,454)	(34,633)

Net Increase (Decrease)	—	$—	—	$—	(26,861)	$(270,539)

Class C
Sales	—	$—	—	$—	10	$96
Reinvestments	—	—	—	—	—	—
Redemptions	—	—	—	—	(1,149)	(11,533)

Net Increase (Decrease)	—	$—	—	$—	(1,139)	$(11,437)

Class Y
Sales	8,815,040	$89,084,366	7,362,891	$73,904,052	7,235,246	$72,990,198
Reinvestments	7,285	73,562	12,478	124,841	3,746	37,866
Redemptions	(5,312,688)	(53,528,859)	(12,897,303)	(127,252,124)	(4,596,070)	(46,350,683)
Converted from Class A and B shares	—	—	—	—	589,858	5,937,491

Net Increase (Decrease)	3,509,637	$35,629,069	(5,521,934)	$(53,223,231)	3,232,780	$32,614,872

32

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

	For The Six Months Ended October 31, 2011 (Unaudited)		For the Nine Months Ended April 30, 2011		For the Year Ended July 31, 2010
	Shares	Values	Shares	Values	Shares	Values
Pacific Capital Tax-Free Short Intermediate Securities Fund
Class A
Sales	—	$—	—	$—	4,537	$46,599
Reinvestments	—	—	—	—	1,508	15,494
Redemptions	—	—	—	—	(37,999)	(390,611)
Converted to Class Y shares	—	—	—	—	(146,371)	(1,504,672)

Net Increase (Decrease)	—	$—	—	$—	(178,325)	$(1,833,190)

Class C
Sales	—	$—	—	$—	1	$15
Redemptions	—	—	—	—	(1,073)	(11,037)

Net Increase (Decrease)	—	$—	—	$—	(1,072)	$(11,022)

Class Y
Sales	2,576,956	$26,510,396	2,664,809	$27,534,264	3,780,777	$39,094,397
Reinvestments	1,189	12,238	2,067	21,308	377	3,908
Redemptions	(2,102,607)	(21,648,892)	(3,617,700)	(37,311,081)	(3,276,270)	(33,853,128)
Converted from Class A shares	—	—	—	—	145,553	1,504,672

Net Increase (Decrease)	475,538	$4,873,742	(950,824)	$(9,755,509)	650,437	$6,749,849

5. Federal Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state, and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

33

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

The tax character of distributions paid during the nine months ended April 30, 2011, were as follows:

	Net Investment Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
Pacific Capital Tax-Free Securities Fund	$872,749	$—	$872,749	$7,774,435	$8,647,184
Pacific Capital Tax-Free Short Intermediate Securities Fund	79,986	—	79,986	900,489	980,475

The tax character of distributions paid during the fiscal year ended July 31, 2010 were as follows:

	Net Investment Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
Tax-Free Securities Fund	$325,897	$—	$325,897	$9,057,069	$9,382,966
Tax-Free Short Intermediate Securities Fund	—	—	—	949,152	949,152

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed Tax-Exempt Income	Post-October Capital Losses	Distributions Payable	Capital Loss Carryforwards	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ Deficit
Pacific Capital Tax-Free Securities Fund	$269,197	$(458,180)	$(92,466)	$(1,921,504)	$7,057,367	$4,854,414

Pacific Capital Tax-Free Short Intermediate Securities Fund	32,792	(16,044)	(11,495)	(847,627)	1,097,621	255,247

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Foreign currency and short-term capital gains are reported as ordinary income for federal income tax purposes.

34

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

As of April 30, 2011, the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	Expires
	2013 ($)	2014 ($)	2015 ($)	2016 ($)	2017 ($)	2018 ($)	2019 ($)
Pacific Capital Tax-Free Securities Fund	—	—	—	—	625,102	1,296,402	—
Pacific Capital Tax-Free Short Intermediate Securities Fund	14,258	18,908	657,223	49,093	15,122	75,378	17,645

Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the nine months ended April 30, 2011, the Funds deferred to May 1, 2011 post-October capital losses of:

Post-October Capital Losses
Pacific Capital Tax-Free Securities Fund	$458,180
Pacific Capital Tax-Free Short Intermediate Securities Fund	16,044

The cost for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/(depreciation) as of October 31, 2011 is as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Pacific Capital Tax-Free Securities Fund	$240,566,583	$10,576,531	$(472,894)	$10,103,637
Pacific Capital Tax-Free Short Intermediate Securities Fund	60,709,143	971,369	(67,702)	903,667

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Funds, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending April 30, 2012.

35

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

6. Concentration of Credit Risk

The Funds primarily invest in debt obligations issued by the state of Hawaii and its political subdivisions, agencies, and public authorities to obtain funds for various public purposes. The Funds are more susceptible to factors adversely affecting issues of Hawaii municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent.

7. Reorganization

On June 4, 2010, at a special meeting, shareholders of Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund (each an “Acquired Fund” and together the “Acquired Funds”) approved an Agreement and Plan of Reorganization pursuant to which the assets and identified liabilities of each of the Acquired Funds were transferred into Class Y shares of Pacific Capital Tax-Free Securities Fund and Pacific Capital Tax-Free Short Intermediate Securities Fund (each an “Acquiring Fund” and together the “Acquiring Funds”) of the Trust as noted below. Class A, Class B (with respect to the Tax-Free Securities Fund only) and Class Y shareholders of each Acquired Fund received on a pro rata basis Class Y shares of the corresponding Acquiring Fund. The consummation of the reorganizations took place on June 28, 2010 in a tax-free exchange of shares.

Acquired Fund (series of Pacific Capital Funds)	Acquiring Fund (series of FundVantage Trust)	Net Assets	Shares Outstanding
Tax-Free Securities Fund	Pacific Capital Tax-Free Securities Fund	$262,350,561	26,063,299
Tax-Free Short Intermediate Securities Fund	Pacific Capital Tax-Free Short Intermediate Securities Fund	71,087,610	6,876,607

8. New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

36

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Concluded)

October 31, 2011

(Unaudited)

9. Regulatory Matters

During the period ended April 30, 2011, the Funds received a distribution from a “fair fund” established by the Securities and Exchange Commission (“SEC”) in connection with a consent order against BISYS Fund Services, Inc. Additional information regarding the BISYS Fair Fund is available at www.bisysfairfund.com. The effect on the financial performance for each Fund that was allocated a portion of the distribution is disclosed in this report. Amounts are included as “Other Income” in the Statements of Operations. The corresponding impact to the net income ratio and total return for the period ended April 30, 2011 is disclosed in the Funds’ Financial Highlights.

10. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date that the financial statements were issued, and has determined that there was the following subsequent event:

On November 28, 2011, The Bank of New York Mellon Corporation announced the sale of BNY Mellon Distributors Inc., the Funds’ Distributor, to the Foreside Financial Group (“Foreside”) (the “Transaction”). The Transaction, which will involve The Bank of New York Mellon Corporation selling the stock of BNY Mellon Distributors Inc. and its four broker dealer subsidiaries to Foreside, is anticipated to close, subject to any necessary governmental and regulatory approvals, during the first half of 2012.

37

PACIFIC CAPITAL FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 678-6034 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

38

[THIS PAGE INTENTIONALLY LEFT BLANK.]

Investment Adviser

Asset Management Group of Bank of Hawaii

130 Merchant Street, Suite 370

Suite 400

Honolulu, HI 96813

Administrator

BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, PA 19406

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Underwriter

BNY Mellon Distributors Inc.

760 Moore Road

King of Prussia, PA 19406

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

of

FundVantage Trust

Pacific Capital Tax-Free Securities

Fund

Pacific Capital Tax-Free Short

Intermediate Securities Fund

SEMI-ANNUAL REPORT

October 31, 2011

(Unaudited)

This report is submitted for the general information of the shareholders of the Pacific Capital Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Pacific Capital Funds. Shares of the Pacific Capital Funds are distributed by BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, PA 19406.

PEMBERWICK FUND

Semi-Annual Report

Performance Data

October 31, 2011

(Unaudited)

Average Annual Total Returns For the Periods Ended October 31, 2011
	Six Months†	1 Year	Since Inception*
Pemberwick Fund	-1.75%	-0.12%	0.73%
Barclays 1-3 Year Government/Credit Index	0.89%	1.21%	2.05%

†	Not Annualized

*	The Pemberwick Fund (the “Fund”) commenced operations on February 1, 2010. Benchmark performance is from the inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 447-4785. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s total annual operating expense ratio, as stated in the current prospectus, dated September 1, 2011, is 0.77% of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report.

The Fund intends to evaluate performance as compared to that of the Barclays 1-3 Year Government/Credit Index. The Barclays 1-3 Year Government/Credit Index is an unmanaged market index consisting of short-term U.S. corporate bonds and U.S. government bonds with maturities from one to three years . It is impossible to invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund is subject to the risks of the fixed-income securities in its portfolio such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few issuers or sectors. The Fund could fluctuate in value more than a diversified fund.

1

PEMBERWICK FUND

Fund Expense Disclosure

October 31, 2011

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from May 1, 2011 through October 31, 2011 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

2

PEMBERWICK FUND

Fund Expense Disclosure (Concluded)

October 31, 2011

(Unaudited)

	Pemberwick Fund
	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period*
Actual	$1,000.00	$982.50	$2.19
Hypothetical (5% return before expenses)	1,000.00	1,022.92	2.24

*

Expenses are equal to an annualized expense ratio for the six-month period ended October 31, 2011 of 0.44% for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year since inception (184) then divided by 366 days to reflect the period. The Fund’s ending account values on the first line in each table are based on the actual six-months total return for the Fund of -1.75%.

3

PEMBERWICK FUND

Portfolio Holdings Summary Table

October 31, 2011

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
Corporate Bonds and Notes	48.8%	$72,925,542
Short-Term Investments	16.3	24,396,862
U.S. Treasury Obligations	14.0	20,972,528
U.S. Government Agency Obligations	10.2	15,180,665
Asset Backed Securities	4.6	6,933,734
Collateralized Mortgage Obligations	4.4	6,590,645
Preferred Stock	1.3	1,930,450
Government Bonds	0.0	42,030
Other Assets In Excess of Liabilities	0.4	617,225

NET ASSETS	100.0%	$149,589,681

Portfolio	holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

4

PEMBERWICK FUND

Portfolio of Investments

October 31, 2011

(Unaudited)

	000,000,000	000,000,000
	Par Value	Value
CORPORATE BONDS AND NOTES — 48.8%
Basic Materials — 0.0%
Nucor Corp. 5.00%, 12/01/2012	$15,000	$15,660
Praxair, Inc. 1.75%, 11/15/2012	40,000	40,483

		56,143

Communications — 0.3%
AT&T, Inc. 5.88%, 08/15/2012	40,000	41,602
BellSouth Corp. 5.20%, 09/15/2014	90,000	99,865
Cellco Partnership/Verizon Wireless Capital, LLC 5.55%, 02/01/2014	75,000	82,392
Cisco Systems, Inc. 2.90%, 11/17/2014	30,000	31,709
eBay, Inc. 1.63%, 10/15/2015	20,000	20,107
Verizon Communications, Inc. 4.35%, 02/15/2013	55,000	57,497
Walt Disney Co. (The) 6.38%, 03/01/2012	55,000	56,047

		389,219

Consumer, Cyclical —0.1%
PACCAR, Inc. 6.38%, 02/15/2012	20,000	20,305
Target Corp. 4.00%, 06/15/2013	45,000	47,448
Wal-Mart Stores, Inc. 4.55%, 05/01/2013	40,000	42,378
Wal-Mart Stores, Inc. 7.25%, 06/01/2013	15,000	16,546
	000,000,000	000,000,000
	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Consumer, Cyclical — (Continued)
Wal-Mart Stores, Inc. 2.25%, 07/08/2015	$25,000	$26,011

		152,688

Consumer, Non-cyclical — 0.2%
Abbott Laboratories 2.70%, 05/27/2015	15,000	15,727
Baxter International, Inc. 1.80%, 03/15/2013	10,000	10,151
Bottling Group, LLC 4.63%, 11/15/2012	10,000	10,424
Bottling Group, LLC 6.95%, 03/15/2014	45,000	51,141
Coca-Cola Co. (The) 1.50%, 11/15/2015	35,000	35,364
Coca-Cola Refreshments USA, Inc. 8.50%, 02/01/2012	15,000	15,285
Pepsico, Inc. 3.75%, 03/01/2014	65,000	69,385
Procter & Gamble Co. (The) 4.95%, 08/15/2014	55,000	61,405

		268,882

Energy — 0.1%
BP Capital Markets PLC 5.25%, 11/07/2013	45,000	48,688
ConocoPhillips Australia Funding Co. 5.50%, 04/15/2013	50,000	53,466
Shell International Finance BV 1.88%, 03/25/2013	5,000	5,107
Shell International Finance BV 4.00%, 03/21/2014	10,000	10,815

The accompanying notes are an integral part of the financial statements.

5

PEMBERWICK FUND

Portfolio of Investments (Continued)

October 31, 2011

(Unaudited)

	000,000,000	000,000,000
	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Energy — (Continued)
Shell International Finance BV 3.10%, 06/28/2015	$50,000	$53,283

		171,359

Financial — 47.4%
Allstate Life Global Funding Trusts 5.38%, 04/30/2013	50,000	53,218
Bank of America Corp. 5.38%, 09/11/2012	300,000	304,201
Bank of America Corp. 0.68%, 09/15/2014 (a)	2,000,000	1,776,542
Bank of America Corp. 3.63%, 03/17/2016	10,000	9,547
Bank of America Corp. 8.13%, 05/15/2018 (b)	1,530,000	1,425,532
Bank of New York Mellon Corp. (The) 4.95%, 11/01/2012	25,000	26,051
Bank of New York Mellon Corp. (The) 4.30%, 05/15/2014	75,000	81,191
Barclays Bank PLC 5.20%, 07/10/2014	100,000	105,654
BB&T Corp. 3.20%, 03/15/2016	15,000	15,495
Berkshire Hathaway Finance Corp. 4.60%, 05/15/2013	85,000	89,461
Berkshire Hathaway Finance Corp. 5.10%, 07/15/2014	90,000	99,114
Berkshire Hathaway Finance Corp. 2.45%, 12/15/2015	17,000	17,618
	000,000,000	000,000,000
	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Financial — (Continued)
Blackrock, Inc. 3.50%, 12/10/2014	$40,000	$42,905
Branch Banking & Trust Co. 4.88%, 01/15/2013	100,000	102,455
Caterpillar Financial Services Corp. 4.70%, 03/15/2012	50,000	50,714
Caterpillar Financial Services Corp. 6.13%, 02/17/2014	15,000	16,718
Caterpillar Financial Services Corp. 2.65%, 04/01/2016	20,000	20,817
Charles Schwab Corp. (The) 4.95%, 06/01/2014	20,000	21,999
Citigroup Funding, Inc. 2.13%, 07/12/2012	400,000	405,432
Citigroup, Inc. 5.50%, 04/11/2013	200,000	207,590
Citigroup, Inc. 6.00%, 12/13/2013	100,000	105,906
Citigroup, Inc. 0.46%, 03/07/2014(a)	2,000,000	1,882,984
Citigroup, Inc. 0.55%, 11/05/2014(a)	2,525,000	2,363,105
Citigroup, Inc. 6.01%, 01/15/2015	50,000	53,791
Citigroup, Inc. 0.61%, 06/09/2016(a)	2,000,000	1,602,722
CME Group, Inc. 5.40%, 08/01/2013	40,000	42,835
CME Group, Inc. 5.75%, 02/15/2014	20,000	22,028
Credit Suisse USA, Inc. 6.13%, 11/15/2011	127,000	127,227

The accompanying notes are an integral part of the financial statements.

6

PEMBERWICK FUND

Portfolio of Investments (Continued)

October 31, 2011

(Unaudited)

	000,000,000	000,000,000
	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Financial — (Continued)
Credit Suisse USA, Inc. 5.13%, 08/15/2015	$100,000	$105,870
Deutsche Bank AG London 5.38%, 10/12/2012	100,000	103,383
Deutsche Bank AG London 4.88%, 05/20/2013	40,000	41,441
General Electric Capital Corp. 5.00%, 11/15/2011	108,000	108,171
General Electric Capital Corp. 4.15%, 05/15/2012	1,000,000	1,013,440
General Electric Capital Corp. 0.41%, 05/29/2012 (a)	1,400,000	1,396,611
General Electric Capital Corp. 5.45%, 01/15/2013	375,000	394,493
General Electric Capital Corp. 0.47%, 03/20/2013 (a)	4,000,000	3,939,644
General Electric Capital Corp. 0.48%, 06/20/2013 (a)	2,000,000	1,971,702
General Electric Capital Corp. 1.36%, 09/23/2013 (a)	406,000	405,313
General Electric Capital Corp. 0.47%, 12/17/2013 (a)	1,400,000	1,356,863
General Electric Capital Corp. 0.47%, 12/20/2013 (a)	1,575,000	1,541,556
	000,000,000	000,000,000
	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Financial — (Continued)
General Electric Capital Corp. 0.48%, 03/20/2014 (a)	$4,500,000	4,399,794
General Electric Capital Corp. 5.65%, 06/09/2014	35,000	38,246
General Electric Capital Corp. 0.50%, 09/15/2014 (a)	1,400,000	1,361,735
General Electric Capital Corp. 3.50%, 06/29/2015	20,000	20,869
General Electric Capital Corp. 2.25%, 11/09/2015	127,000	127,316
Goldman Sachs Group, Inc. (The) 4.75%, 07/15/2013	45,000	46,379
Goldman Sachs Group, Inc. (The) 5.25%, 10/15/2013	30,000	31,276
Goldman Sachs Group, Inc. (The) 0.89%, 01/12/2015 (a)	3,400,000	3,035,078
Goldman Sachs Group, Inc. (The) 5.13%, 01/15/2015	100,000	104,550
Goldman Sachs Group, Inc. (The) 0.82%, 07/22/2015 (a)	400,000	357,703
Goldman Sachs Group, Inc. (The) 3.70%, 08/01/2015	90,000	90,043

The accompanying notes are an integral part of the financial statements.

7

PEMBERWICK FUND

Portfolio of Investments (Continued)

October 31, 2011

(Unaudited)

	000,000,000	000,000,000
	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Financial — (Continued)
Goldman Sachs Group, Inc. (The) 3.63%, 02/07/2016	$70,000	$69,424
Hartford Life Global Funding Trusts 0.53%, 06/16/2014(a)	700,000	683,899
HSBC Finance Corp. 0.70%, 09/14/2012(a)	2,000,000	1,968,536
HSBC Finance Corp. 0.65%, 01/15/2014(a)	5,000,000	4,666,090
HSBC Finance Corp. 0.76%, 06/01/2016(a)	2,000,000	1,734,578
HSBC Holdings PLC 5.25%, 12/12/2012	225,000	232,441
John Deere Capital Corp. 4.95%, 12/17/2012	15,000	15,727
John Deere Capital Corp. 4.90%, 09/09/2013	50,000	53,654
Morgan Stanley 2.79%, 05/14/2013(a)	2,000,000	1,978,578
Morgan Stanley 0.69%, 01/09/2014(a)	4,000,000	3,689,396
Morgan Stanley 4.20%, 11/20/2014	250,000	247,238
Morgan Stanley 0.88%, 10/15/2015(a)	1,000,000	879,333
Morgan Stanley 0.85%, 10/18/2016(a)	2,500,000	2,093,408
National City Bank 0.70%, 12/15/2016(a)	2,000,000	1,849,094
Northern Trust Corp. 5.50%, 08/15/2013	75,000	81,386
PNC Funding Corp. 0.63%, 01/31/2014(a)	2,000,000	1,967,394
	000,000,000	000,000,000
	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Financial — (Continued)
Protective Life Secured Trusts 5.45%, 09/28/2012	$40,000	$41,616
Royal Bank of Scotland PLC (The) 2.72%, 08/23/2013(a)	640,000	631,584
State Street Corp. 4.30%, 05/30/2014	35,000	37,843
State Street Corp. 2.88%, 03/07/2016	10,000	10,347
Toyota Motor Credit Corp. 3.20%, 06/17/2015	55,000	58,134
Travelers Cos, Inc. (The) 6.25%, 06/20/2016	15,000	17,780
US Bancorp 2.88%, 11/20/2014	75,000	78,078
US Bancorp 3.15%, 03/04/2015	25,000	26,212
US Bancorp 2.45%, 07/27/2015	15,000	15,485
US Bank NA 0.68%, 10/14/2014(a)	2,000,000	1,973,360
Wachovia Bank NA 4.80%, 11/01/2014	1,000,000	1,065,006
Wachovia Bank NA 0.64%, 11/03/2014(a)	7,000,000	6,523,790
Wachovia Corp. 2.02%, 05/01/2013(a)	1,000,000	1,015,864
Wachovia Corp. 5.50%, 05/01/2013	55,000	58,503
Wachovia Corp. 4.88%, 02/15/2014	100,000	105,277
Wells Fargo & Co. 3.75%, 10/01/2014	200,000	213,407

The accompanying notes are an integral part of the financial statements.

8

PEMBERWICK FUND

Portfolio of Investments (Continued)

October 31, 2011

(Unaudited)

	000,000,000	000,000,000
	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Financial — (Continued)
Wells Fargo & Co. 7.98%, 03/15/2018 (b)	$3,500,000	3,762,500

		70,909,290

Industrial — 0.2%
Boeing Co. (The) 5.00%, 03/15/2014	65,000	71,368
Caterpillar, Inc. 7.00%, 12/15/2013	20,000	22,553
Danaher Corp. 1.30%, 06/23/2014	24,000	24,286
Emerson Electric Co. 5.00%, 12/15/2014	40,000	44,516
Honeywell International, Inc. 4.25%, 03/01/2013	20,000	20,963
Illinois Tool Works, Inc. 5.15%, 04/01/2014	50,000	55,009
United Technologies Corp. 6.10%, 05/15/2012	20,000	20,570

		259,265

Technology — 0.4%
Dell, Inc. 3.10%, 04/01/2016	50,000	52,668
HP Enterprise Services, LLC 6.00%, 08/01/2013	200,000	215,842
Intel Corp. 1.95%, 10/01/2016	27,000	27,592
International Business Machines Corp. 4.75%, 11/29/2012	70,000	73,079
International Business Machines Corp. 6.50%, 10/15/2013	100,000	111,385
Microsoft Corp. 2.95%, 06/01/2014	25,000	26,539
	000,000,000	000,000,000
	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Technology — (Continued)
Oracle Corp. 4.95%, 04/15/2013	$49,000	$52,036
Texas Instruments, Inc. 1.38%, 05/15/2014	55,000	55,733

		614,874

Utilities — 0.1%
Alabama Power Co. 5.80%, 11/15/2013	35,000	38,383
Duke Energy Carolinas, LLC 5.75%, 11/15/2013	55,000	60,143
Northern States Power Co. 8.00%, 08/28/2012	5,000	5,296

		103,822

TOTAL CORPORATE BONDS AND NOTES (Cost $74,432,110)		72,925,542

GOVERNMENT BONDS — 0.0%
Province of Ontario Canada 2.70%, 06/16/2015	40,000	42,030

TOTAL GOVERNMENT BONDS (Cost $39,986)		42,030

COLLATERALIZED MORTGAGE OBLIGATIONS —4.4%
Government National Mortgage Association — 0.3%
Series 2002-22, Class GF 6.50%, 03/20/2032	110,900	127,776
Series 2002-51, Class D 6.00%, 07/20/2032	159,828	180,146
Series 2008-50, Class NA 5.50%, 03/16/2037	83,978	91,970

		399,892

The accompanying notes are an integral part of the financial statements.

9

PEMBERWICK FUND

Portfolio of Investments (Continued)

October 31, 2011

(Unaudited)

	000,000,000	000,000,000
	Par Value	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (Continued)
Federal National Mortgage Association REMICS — 1.5%
Series 2008-26, Class VJ 5.00%, 03/25/2018	$152,586	$163,914
Series 2004-81, Class KD 4.50%, 07/25/2018	90,000	92,714
Series 2003-92, Class PE 4.50%, 09/25/2018	100,000	108,896
Series 2008-54, Class EA 5.00%, 07/25/2019	60,062	65,122
Series 2005-91, Class DA 4.50%, 10/25/2020	45,765	46,517
Series 2002-91, Class LC 5.00%, 06/25/2022	21,453	21,987
Series 2004-65, Class EJ 5.00%, 05/25/2023	68,855	70,686
Series 2003-80, Class YE 4.00%, 06/25/2023	68,181	71,593
Series 2007-27, Class MQ 5.50%, 04/25/2027	57,909	63,742
Series 2005-59, Class PB 5.50%, 10/25/2028	49,836	50,160
Series 2005-22, Class UC 5.50%, 01/25/2031	69,421	70,528
Series 2003-21, Class PJ 4.50%, 12/25/2031	50,899	52,535
Series 2003-47, Class PD 5.50%, 09/25/2032	70,939	74,234
Series 2005-12, Class JE 5.00%, 09/25/2033	250,000	273,002
Series 2006-59, Class DA 6.50%, 12/25/2033	4,818	4,858
Series 2007-24, Class GA 5.50%, 01/25/2034	43,892	44,947
	000,000,000	000,000,000
	Par Value	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (Continued)
Federal National Mortgage Association REMICS — (Continued)
Series 2005-16, Class PE 5.00%, 03/25/2034	$96,613	$103,522
Series 2005-48, Class AR 5.50%, 02/25/2035	137,703	151,763
Series 2005-62, Class CQ 4.75%, 07/25/2035	103,026	110,199
Series 2005-84, Class TG 5.00%, 09/25/2035	55,330	59,077
Series 2010-64, Class EH 5.00%, 10/25/2035	197,713	212,410
Series 2005-83, Class LA 5.50%, 10/25/2035	75,772	85,821
Series 2007-39, Class NA 4.25%, 01/25/2037	65,120	68,052
Series 2009-47, Class PA 4.50%, 07/25/2039	147,645	157,891

		2,224,170

Federal Home Loan Mortgage Corporation REMICS — 2.6%
Series 2777, Class VX 5.00%, 04/15/2015	75,604	80,467
Series 2630, Class HB 3.50%, 01/15/2017	24,528	24,598
Series 2542, Class ES 5.00%, 12/15/2017	93,943	100,485
Series 2564, Class HJ 5.00%, 02/15/2018	61,323	65,675
Series 2611, Class UH 4.50%, 05/15/2018	108,546	114,214
Series 2617, Class GR 4.50%, 05/15/2018	111,985	119,031
Series 2627, Class MC 4.50%, 05/15/2018	200,000	214,354

The accompanying notes are an integral part of the financial statements.

10

PEMBERWICK FUND

Portfolio of Investments (Continued)

October 31, 2011

(Unaudited)

	000,000,000	000,000,000
	Par Value	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (Continued)
Federal Home Loan Mortgage Corporation REMICS — (Continued)
Series 2617, Class TK 4.50%, 06/15/2018	$150,429	$160,771
Series 2649, Class KA 4.50%, 07/15/2018	137,183	146,089
Series 2677, Class JA 5.00%, 09/15/2018	27,675	28,881
Series 2693, Class PE 4.50%, 10/15/2018	100,000	109,159
Series 2746, Class EG 4.50%, 02/15/2019	195,832	208,656
Series 2780, Class JG 4.50%, 04/15/2019	23,481	24,625
Series 3461, Class BV 5.00%, 06/15/2019	112,823	120,136
Series 2814, Class GB 5.00%, 06/15/2019	56,464	59,118
Series 3558, Class AW 4.75%, 08/15/2019	66,383	69,243
Series 2729, Class CM 4.50%, 12/15/2020	13,765	13,795
Series 2639, Class UG 4.00%, 03/15/2022	97,241	101,150
Series 2639, Class UH 4.25%, 03/15/2022	83,627	87,244
Series 2542, Class OB 5.00%, 05/15/2022	38,910	39,795
Series 2503, Class JV 5.50%, 05/15/2022	180,405	188,119
Series 2924, Class EH 5.25%, 03/15/2024	78,070	81,970
Series 3087, Class JB 5.50%, 03/15/2024	35,927	37,105
	000,000,000	000,000,000
	Par Value	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (Continued)
Federal Home Loan Mortgage Corporation REMICS — (Continued)
Series 3002, Class YD 4.50%, 07/15/2025	$81,821	$88,123
Series 3145, Class KB 5.00%, 11/15/2027	92,785	93,539
Series 3104, Class QB 5.00%, 01/15/2029	66,179	66,688
Series 2890, Class PC 5.00%, 07/15/2030	74,767	76,415
Series 2691, Class ME 4.50%, 04/15/2032	100,000	108,464
Series 2741, Class GF 5.50%, 05/15/2032	33,245	34,250
Series 2735, Class OG 5.00%, 08/15/2032	101,146	106,888
Series 2764, Class TE 5.00%, 10/15/2032	160,000	172,652
Series 2802, Class OA 4.50%, 12/15/2032	56,883	58,406
Series 2760, Class PD 5.00%, 12/15/2032	243,000	259,919
Series 2655, Class QA 5.00%, 02/15/2033	24,654	26,723
Series 2827, Class TE 5.00%, 04/15/2033	260,000	284,191
Series 3204, Class MA 5.50%, 02/15/2034	39,566	40,570
Series 3067, Class PK 5.50%, 05/15/2034	130,000	142,651
Series 2881, Class AE 5.00%, 08/15/2034	87,037	95,495

The accompanying notes are an integral part of the financial statements.

11

PEMBERWICK FUND

Portfolio of Investments (Continued)

October 31, 2011

(Unaudited)

	000,000,000	000,000,000
	Par Value	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (Continued)
Federal Home Loan Mortgage Corporation REMICS — (Continued)
Series 2933, Class HD 5.50%, 02/15/2035	$104,396	$116,929

		3,966,583

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $6,509,702)		6,590,645

U.S. GOVERNMENT AGENCY OBLIGATIONS — 10.2%
Federal Home Loan Bank — 2.5%
1.00%, 12/28/2011	700,000	701,025
5.31%, 12/28/2012	300,000	317,301
1.88%, 06/21/2013	1,300,000	1,332,208
2.63%, 09/13/2013	60,000	62,475
4.88%, 12/13/2013	500,000	546,128
2.50%, 06/13/2014	255,000	267,606
5.38%, 06/13/2014	315,000	353,875
3.13%, 03/11/2016	165,000	178,729

		3,759,347

Federal Home Loan Mortgage Corporation — 4.5%
2.13%, 03/23/2012	500,000	504,002
1.75%, 06/15/2012	2,000,000	2,019,078
1.00%, 08/28/2012	750,000	754,726
4.13%, 09/27/2013	250,000	267,775
0.50%, 10/15/2013	875,000	876,592
5.00%, 01/30/2014	450,000	495,190
1.00%, 08/27/2014	450,000	453,905
5.25%, 04/18/2016	200,000	235,829
2.50%, 05/27/2016	280,000	296,812
	000,000,000	000,000,000
	Par Value	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS — (Continued)
Federal Home Loan Mortgage Corporation — (Continued)
2.00%, 08/25/2016	$780,000	$808,113

		6,712,022

Federal National Mortgage Association — 3.2%
4.88%, 05/18/2012	500,000	513,144
4.00%, 04/15/2013	1,000,000	1,053,837
1.13%, 10/08/2013	275,000	278,981
4.13%, 04/15/2014	900,000	979,019
5.00%, 12/01/2014 Pool #255598	53,451	55,357
2.38%, 07/28/2015	350,000	369,978
1.50%, 10/28/2015	150,000	152,791
2.25%, 03/15/2016	500,000	525,099
5.00%, 03/15/2016	35,000	40,841
6.00%, 09/01/2019 Pool #735439	36,481	39,613
5.50%, 06/01/2020 Pool #888601	49,849	54,140
5.00%, 05/01/2023 Pool #254762	78,596	85,829
5.50%, 01/01/2024 Pool #AD0471	81,170	88,106
5.00%, 07/01/2024 Pool #255320	39,869	43,439
5.00%, 12/01/2025 Pool #256045	185,634	200,892
4.00%, 08/01/2029 Pool #MA0142	159,681	168,179

The accompanying notes are an integral part of the financial statements.

12

PEMBERWICK FUND

Portfolio of Investments (Continued)

October 31, 2011

(Unaudited)

	000,000,000	000,000,000
	Par Value	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS — (Continued)
Federal National Mortgage Association — (Continued)
7.00%, 04/01/2037 Pool #888366	$52,307	$60,051

		4,709,296

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $14,985,586)		15,180,665

ASSET BACKED SECURITIES — 4.6%
Ally Auto Receivables Trust, Series 2010-1, Class A3 1.45%, 05/15/2014	19,425	19,529
Ally Auto Receivables Trust, Series 2010-4, Class A3 0.91%, 11/17/2014	107,000	107,271
Ally Auto Receivables Trust, Series 2010-2, Class A4 2.09%, 05/15/2015	100,000	102,528
Ally Auto Receivables Trust, Series 2010-3, Class A4 1.55%, 08/17/2015	38,000	38,632
AmeriCredit Automobile Receivables Trust, Series 2010-1, Class A3 1.66%, 03/17/2014	11,031	11,055
AmeriCredit Automobile Receivables Trust, Series 2010-2, Class A3 1.71%, 08/08/2014	110,000	110,629
AmeriCredit Automobile Receivables Trust, Series 2011-2, Class A3 1.61%, 10/08/2015	75,000	75,549
	000,000,000	000,000,000
	Par Value	Value
ASSET BACKED SECURITIES — (Continued)
Americredit Automobile Receivables Trust, Series 2010-A, Class A3 3.51%, 07/06/2017	$255,000	$264,321
Bank of America Auto Trust, Series 2010-2, Class A4 1.94%, 06/15/2017	100,000	102,026
Capital Auto Receivables Asset Trust, Series 2007-3, Class A4 5.21%, 03/17/2014	18,998	19,125
Capital Auto Receivables Asset Trust, Series 2008-1, Class A4A 4.46%, 07/15/2014	200,063	202,517
Carmax Auto Owner Trust, Series 2008-1, Class A4A 4.79%, 02/15/2013	24,440	24,665
Carmax Auto Owner Trust, Series 2010-1, Class A3 1.56%, 07/15/2014	124,315	124,975
Chrysler Financial Auto Securitization Trust, Series 2010-A, Class A3 0.91%, 08/08/2013	93,000	93,162
Chrysler Financial Auto Securitization Trust, Series 2009-A, Class A3 2.82%, 01/15/2016	128,749	129,853
Citibank Credit Card Issuance Trust, Series 2008-A5, Class A5 4.85%, 04/22/2015	400,000	424,880
CNH Equipment Trust, Series 2009-C, Class A3 1.85%, 12/16/2013	4,527	4,530

The accompanying notes are an integral part of the financial statements.

13

PEMBERWICK FUND

Portfolio of Investments (Continued)

October 31, 2011

(Unaudited)

	000,000,000	000,000,000
	Par Value	Value
ASSET BACKED SECURITIES — (Continued)
CNH Equipment Trust, Series 2010-A, Class A3 1.54%, 07/15/2014	$28,502	$28,605
CNH Equipment Trust, Series 2009-B, Class A4 5.17%, 10/15/2014	161,824	166,058
CNH Equipment Trust, Series 2011-A, Class A3 1.20%, 05/16/2016	105,000	105,528
CNH Equipment Trust, Series 2011-B, Class A3 0.91%, 08/15/2016	63,000	62,960
Ford Credit Auto Owner Trust, Series 2009-A, Class A3A 3.96%, 05/15/2013	43,529	43,728
Ford Credit Auto Owner Trust, Series 2009-B, Class A3 2.79%, 08/15/2013	40,988	41,266
Ford Credit Auto Owner Trust, Series 2009-E, Class A3 1.51%, 01/15/2014	91,734	92,100
Ford Credit Auto Owner Trust, Series 2009-B, Class A4 4.50%, 07/15/2014	350,000	364,278
GE Capital Credit Card Master Note Trust, Series 2009-2, Class A 3.69%, 07/15/2015	200,000	204,258
GE Capital Credit Card Master Note Trust, Series 2009-4, Class A 3.80%, 11/15/2017	100,000	108,138
	000,000,000	000,000,000
	Par Value	Value
ASSET BACKED SECURITIES — (Continued)
Harley-Davidson Motorcycle Trust, Series 2009-4, Class A3 1.87%, 02/15/2014	$162,892	$163,418
Harley-Davidson Motorcycle Trust, Series 2009-2, Class A3 2.62%, 03/15/2014	34,483	34,632
Harley-Davidson Motorcycle Trust, Series 2009-1, Class A4 4.55%, 01/15/2017	275,000	280,904
Honda Auto Receivables Owner Trust, Series 2009-2, Class A3 2.79%, 01/15/2013	46,150	46,309
Honda Auto Receivables Owner Trust, Series 2010-3, Class A2 0.53%, 01/21/2013	88,213	88,221
Honda Auto Receivables Owner Trust, Series 2011-1, Class A3 1.13%, 10/15/2014	60,000	60,406
Hyundai Auto Receivables Trust, Series 2010-A, Class A3 1.50%, 10/15/2014	150,000	151,079
Hyundai Auto Receivables Trust, Series 2008-A, Class A4 5.48%, 11/17/2014	130,000	133,987
Hyundai Auto Receivables Trust, Series 2010-B, Class A3 0.97%, 04/15/2015	10,000	10,039

The accompanying notes are an integral part of the financial statements.

14

PEMBERWICK FUND

Portfolio of Investments (Continued)

October 31, 2011

(Unaudited)

	000,000,000	000,000,000
	Par Value	Value
ASSET BACKED SECURITIES — (Continued)
Hyundai Auto Receivables Trust, Series 2009-A, Class A4 3.15%, 03/15/2016	$265,000	$274,327
John Deere Owner Trust, Series 2009-B, Class A3 1.57%, 10/15/2013	9,516	9,538
John Deere Owner Trust, Series 2011-A, Class A3 1.29%, 01/15/2016	20,000	20,184
Mercedes-Benz Auto Receivables Trust, Series 2009-1, Class A3 1.67%, 01/15/2014	183,067	184,266
Mercedes-Benz Auto Receivables Trust, Series 2010-1, Class A3 1.42%, 08/15/2014	53,519	53,862
Mercedes-Benz Auto Receivables Trust, Series 2009-1, Class A4 2.43%, 03/15/2016	235,000	240,068
Mercedes-Benz Auto Receivables Trust, Series 2011-1, Class A4 1.22%, 12/15/2017	150,000	151,111
Nissan Auto Receivables Owner Trust, Series 2009-A, Class A4 4.74%, 08/17/2015	365,000	376,318
Santander Drive Auto Receivables Trust, Series 2010-2, Class A3 1.24%, 02/17/2014	225,000	225,413
	000,000,000	000,000,000
	Par Value	Value
ASSET BACKED SECURITIES — (Continued)
Santander Drive Auto Receivables Trust, Series 2010-3, Class A3 1.20%, 06/16/2014	$20,000	$19,997
Toyota Auto Receivables Owner Trust, Series 2010-B, Class A3 1.04%, 02/18/2014	500,000	501,458
USAA Auto Owner Trust, Series 2009-2, Class A3 1.54%, 02/18/2014	6,048	6,070
USAA Auto Owner Trust, Series 2009-2, Class A4 2.53%, 07/15/2015	115,000	117,579
Volkswagen Auto Loan Enhanced Trust, Series 2010-1, Class A3 1.31%, 01/20/2014	101,447	101,759
World Omni Auto Receivables Trust, Series 2009-A, Class A4 5.12%, 05/15/2014	320,000	330,605
World Omni Auto Receivables Trust, Series 2010-A, Class A4 2.21%, 05/15/2015	275,000	280,018

TOTAL ASSET BACKED SECURITIES (Cost $6,919,502)		6,933,734

U.S. TREASURY OBLIGATIONS — 14.0%
U.S. Treasury Notes — 14.0%
0.38%, 08/31/2012	2,900,000	2,906,006
0.38%, 10/31/2012	500,000	501,114
0.50%, 11/30/2012	750,000	752,754
0.50%, 10/15/2013	400,000	401,922

The accompanying notes are an integral part of the financial statements.

15

PEMBERWICK FUND

Portfolio of Investments (Continued)

October 31, 2011

(Unaudited)

	000,000,000	000,000,000
	Par Value	Value
U.S. TREASURY OBLIGATIONS — (Continued)
U.S. Treasury Notes — (Continued)
0.50%, 08/15/2014	$350,000	$351,122
0.63%, 12/31/2012	100,000	100,524
0.75%, 05/31/2012	750,000	752,960
0.75%, 08/15/2013	655,000	660,885
0.75%, 09/15/2013	2,200,000	2,220,453
0.88%, 02/29/2012	1,550,000	1,554,366
1.00%, 05/15/2014	420,000	426,924
1.00%, 08/31/2016	520,000	521,059
1.00%, 09/30/2016	370,000	370,317
1.13%, 06/15/2013	1,610,000	1,633,516
1.25%, 03/15/2014	250,000	255,509
1.25%, 04/15/2014	600,000	613,406
1.25%, 08/31/2015	150,000	153,539
1.25%, 09/30/2015	300,000	306,797
1.38%, 05/15/2013	100,000	101,786
1.50%, 07/15/2012	400,000	403,906
1.50%, 06/30/2016	590,000	605,952
1.50%, 07/31/2016	495,000	508,071
1.75%, 07/31/2015	150,000	156,258
1.75%, 05/31/2016	1,015,000	1,054,805
2.00%, 04/30/2016	835,000	877,665
2.13%, 02/29/2016	515,000	544,291
2.25%, 01/31/2015	1,095,000	1,157,278
2.38%, 03/31/2016	270,000	288,120
2.50%, 04/30/2015	265,000	282,908
2.63%, 07/31/2014	225,000	238,764
2.63%, 04/30/2016	250,000	269,551

TOTAL U.S. TREASURY OBLIGATIONS (Cost $20,716,299)		20,972,528

	000,000,000	000,000,000
	Shares	Value
PREFERRED STOCK — 1.3%
— 1.3%
CITIGROUP CAPITAL XIII	71,684	$1,930,450

TOTAL PREFERRED STOCK (Cost $1,999,984)		1,930,450

	Par Value
SHORT TERM INVESTMENTS — 16.3%
Commercial Paper(c) — 16.3%
Anheuser-Busch 0.22%, 11/01/2011	1,200,000	1,200,000
AutoZone 0.32%, 11/14/2011	1,400,000	1,399,838
Clorox 0.33%, 11/10/2011	900,000	899,926
General Mills 0.17%, 11/04/2011	1,000,000	999,986
General Mills 0.18%, 11/04/2011	1,000,000	999,985
Harley Davidson 0.35%, 11/07/2011	1,000,000	999,942
Johnson Controls 0.33%, 11/28/2011	1,500,000	1,499,629
Kellog’s 0.20%, 11/09/2011	1,000,000	999,956
Kraft 0.30%, 11/07/2011	1,100,000	1,099,945
Mattel 0.33%, 11/21/2011	1,800,000	1,799,670
NBC 0.34%, 11/10/2011	1,000,000	999,915
Nissan 0.35%, 11/15/2011	1,000,000	999,864

The accompanying notes are an integral part of the financial statements.

16

PEMBERWICK FUND

Portfolio of Investments (Concluded)

October 31, 2011

(Unaudited)

	000,000,000	000,000,000
SHORT TERM INVESTMENTS — (Continued)
Commercial Paper(c) — (Continued)
NYSE 0.29%, 11/23/2011	1,400,000	$1,399,752
NYSE 0.32%, 11/04/2011	1,000,000	999,973
Ryder 0.31%, 11/07/2011	1,000,000	999,948
Safeway 0.35%, 12/02/2011	1,300,000	1,299,608
Verizon 0.29%, 12/05/2011	1,600,000	1,599,562
Viacom 0.38%, 11/14/2011	1,200,000	1,199,835
Volkswagen 0.35%, 11/22/2011	1,200,000	1,199,755
Volvo 0.35%, 11/14/2011	1,800,000	1,799,773

TOTAL SHORT TERM INVESTMENTS (Cost $24,396,861)		24,396,862

	000,000,000	000,000,000
TOTAL INVESTMENTS - 99.6% (Cost $150,000,030)		$148,972,456
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.4%		617,225

NET ASSETS - 100.0%		$149,589,681

(a)	Variable or Floating Rate Security. Rate shown is as of October 31, 2011.
(b)	Fix-to Float Bond. Rate shown is as of October 31, 2011.
(c)	Rate shown represents the yield at time of purchase.

REMICs Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of the financial statements.

17

PEMBERWICK FUND

Statement of Assets and Liabilities

October 31, 2011

(Unaudited)

Assets
Investments, at value (Cost $150,000,030)	$148,972,456
Cash	435,236
Dividends and interest receivable	419,724
Prepaid expenses and other assets	21,043

Total assets	149,848,459

Liabilities
Payable for investments purchased	166,648
Payable for administration and accounting fees	20,649
Payable to Investment Adviser	18,898
Payable for transfer agent fees	13,804
Payable for audit fees	12,879
Payable for printing fees	12,874
Payable to custodian	6,355
Payable for legal fees	3,920
Accrued expenses	2,751

Total liabilities	258,778

Net Assets	$149,589,681

Net Assets Consisted of:
Capital stock, $0.01 par value	$150,881
Paid-in capital	150,633,935
Accumulated net investment loss	(13,537)
Accumulated net realized loss from investments	(154,024)
Net unrealized depreciation on investments	(1,027,574)

Net Assets	$149,589,681

Shares Outstanding	15,088,108

Net asset value, offering and redemption price per share	$9.91

The accompanying notes are an integral part of the financial statements.

18

PEMBERWICK FUND

Statement of Operations

For the Six Months Ended October 31, 2011

(Unaudited)

Investment Income
Interest	$1,423,036

Total investment income	1,423,036

Expenses
Advisory fees (Note 2)	391,801
Administration and accounting fees	99,190
Transfer agent fees (Note 2)	26,624
Legal fees	25,509
Trustees’ and officers’ fees	22,561
Custodian transaction and out of pocket fees (Note 2)	13,627
Audit fees	12,313
Printing and shareholder reporting fees	11,640
Registration and filing fees	3,351
Other expenses	16,130

Total expenses before waivers and reimbursements	622,746

Less: waivers and reimbursements (Note 2)	(274,261)

Net expenses after waivers and reimbursements	348,485

Net investment income	1,074,551

Net realized and unrealized gain (loss) from investments:
Net realized loss from investments	(28,376)
Net change in unrealized depreciation on investments	(3,662,143)

Net realized and unrealized loss on investments	(3,690,519)

Net decrease in net assets resulting from operations	$(2,615,968)

The accompanying notes are an integral part of the financial statements.

19

PEMBERWICK FUND

Statement of Changes in Net Assets

	For the Period Ended October 31, 2011 (Unaudited)	For the Year Ended April 30, 2011
Increase (decrease) in net assets from operations:
Net investment income	$1,074,551	$2,005,038
Net realized income (loss) from investments	(28,376)	14,996
Net change in unrealized appreciation (depreciation) from investments	(3,662,143)	2,567,055

Net increase (decrease) in net assets resulting from operations	(2,615,968)	4,587,089

Less Dividends and Distributions to Shareholders:
Net investment income	(1,134,947)	(2,087,962)
Tax return of capital	—	(46,579)

Net decrease in net asets from dividends and distributions to shareholders	(1,134,947)	(2,134,541)

Increase (Decrease) in Net Assets Derived from Capital Share Transactions (Note 4)	(9,373,710)	19,850,314

Total increase (decrease) in net assets	(13,124,625)	22,302,862

Net assets
Beginning of period	162,714,306	140,411,444

End of period	$149,589,681	$162,714,306

Accumulated net investment income (loss), end of period	$(13,537)	$46,859

The accompanying notes are an integral part of the financial statements.

20

PEMBERWICK FUND

Financial Highlights

Contained below is per share operating performance data, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	For the Six Months Ended October 31, 2011 (Unaudited)		For the Year Ended April 30, 2011	For the Period February 1, 2010* to April 30, 2010
Per Share Operating Performance
Net asset value, beginning of period	$10.16		$10.00	$10.00

Net investment income(1)	0.07		0.13	0.01
Net realized and unrealized gain on investments(1)	(0.25)		0.17	—	(2)

Net increase in net assets resulting from operations	(0.18)		0.30	0.01

Dividends and distributions to shareholders from:
Net investment income	(0.07)		(0.14)	(0.01)
Tax return of capital.	—		— (2)	—

Net asset value, end of period	$9.91		$10.16	$10.00

Total investment return(3)	(1.75	)%(4)	3.01%	0.07	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$149,590		$162,714	$140,411
Ratio of expenses to average net assets	0.44	%(5)	0.42%	0.61	%(5)
Ratio of expenses to average net assets without waivers and expense reimbursements(6)	0.79	%(5)	0.77%	0.92	%(5)
Ratio of net investment income to average net assets	1.37	%(5)	1.31%	0.42	%(5)
Portfolio turnover rate	10.22	%(4)	22.46%	9.89	%(4)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.01 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Not annualized.
(5)	Annualized.
(6)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (See Note 2)

The accompanying notes are an integral part of the financial statements.

21

PEMBERWICK FUND

Notes to Financial Statements

October 31, 2011 (Unaudited)

1. Organization and Significant Accounting Policies

The Pemberwick Fund (the “Fund”) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced investment operations on February 1, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. As of October 31, 2011, there were twenty-one series of the Trust that were operational, including the Fund. The Fund offers one class of shares and is not subject to a front-end sales charge.

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m., Eastern time) on each day the NYSE is open. Securities held by the Fund are valued at their last sale price on the NYSE on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the last asked price and the last bid price prior to the market close. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the last asked price and the last bid price prior to market close. The value of such securities quoted on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system, but not listed on the National Market System, shall be value at the mean between closing asked price and the closing bid price. Unlisted securities that are not quoted on NASDAQ and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates market value. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

22

PEMBERWICK FUND

Notes to Financial Statements (Continued)

October 31, 2011 (Unaudited)

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of net assets).

The fair value of a Fund’s bonds are generally based on quotes received from brokers of independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of October 31, 2011, in valuing the Fund’s net assets carried at fair value:

	Total Value at 10/31/11	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes	$72,925,542	$—	$72,925,542	$—
Government Bonds	42,030		42,030
Collateralized Mortgage Obligations	6,590,645	—	6,590,645	—
U.S. Government Agency Obligations	15,180,665	—	15,180,665	—
Asset Backed Securities	6,933,734	—	6,933,734	—
U.S. Treasury Obligations	20,972,528	—	20,972,528	—
Preferred Stock	1,930,450	1,930,450	—	—
Short-Term Investments	24,396,862	—	24,396,862	—

Total Investments	$148,972,456	$1,930,450	$147,042,006	$—

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

23

PEMBERWICK FUND

Notes to Financial Statements (Continued)

October 31, 2011 (Unaudited)

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the six months ended October 31, 2011, there were no transfers between Levels 1, 2 and 3 for the Fund.

USE OF ESTIMATES — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Gains and losses on principal paydowns from mortgage backed securities are recorded as interest income on the Statement of Operations. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short term securities, which records discounts and premiums on a straight-line basis. Dividends are recorded on the ex-dividend date. General expenses of the Trust are allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to such fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income are declared daily and paid monthly to shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by the Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

24

PEMBERWICK FUND

Notes to Financial Statements (Continued)

October 31, 2011 (Unaudited)

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter

M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Pemberwick Investment Advisors LLC (“Pemberwick” or the “Advisor”) serves as the investment advisor to the Fund pursuant to an investment advisory agreement with the Trust (“Advisory Agreement”). For its services, the Advisor is paid a monthly fee at the annual rate of 0.50% of the Fund’s average daily net assets. The Advisor may, in its discretion, voluntarily waive its fees or reimburse certain Fund expenses; however; the Advisor is not required to do so. As of October 31, 2011, investment advisory fees payable to the Advisor were $18,898, net of fee waivers. For the six months ended October 31, 2011, the Advisor waived fees of 0.35% of the Fund’s average daily net assets totaling $274,261.

Pemberwick has retained the services of J.P. Morgan Investment Management Inc. (“Sub-Advisor”) as the sub-advisor to the Fund. The Sub-Advisor provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement between the Advisor and the Sub-Advisor.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average net assets and is subject to certain minimum monthly fees.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average net assets and is subject to certain minimum monthly fees.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average net assets and is subject to certain minimum monthly fees.

25

PEMBERWICK FUND

Notes to Financial Statements (Continued)

October 31, 2011 (Unaudited)

BNY Mellon Distributors Inc. (the “Underwriter”) provides principal underwriting services to the Fund. For the six months ended October 31, 2011, there were no fees paid for the sale of Fund shares.The Trust and the Underwriter are parties to an underwriting agreement.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer and out-of-pocket expenses for meetings attended.The remuneration paid to the Trustees by the Fund during the six months ended October 31, 2011 was $13,500. Effective September 30, 2011, Nicholas M. Marsini, Jr. resigned as a Trustee of the Trust. Certain employees of BNY Mellon are Officers of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the six months ended October 31, 2011, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
U.S. Government Securities	$9,398,905	$9,027,418
Other Securities	4,259,550	19,982,629

4. Capital Share Transactions

For the six months ended October 31, 2011 and the year ended April 30, 2011, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Six Months Ended October 31, 2011 (Unaudited)		For the Year Ended April 30, 2011
	Shares	Value	Shares	Value
Sales	1,521,011	$15,348,950	8,890,094	$89,430,000
Reinvestments	113,203	1,134,935	211,270	2,127,945
Redemptions	(2,562,549)	(25,857,595)	(7,124,103)	(71,707,631)

Net Increase	(928,335)	$(9,373,710)	1,977,261	$19,850,314

As of October 31, 2011, the following shareholder held, of record or beneficially, 10% or more of the outstanding shares of the Fund: Richman Real Estate Investments, Inc. (32%).

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to

26

PEMBERWICK FUND

Notes to Financial Statements (Continued)

October 31, 2011 (Unaudited)

be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state, and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

For the fiscal year ended April 30, 2011, the tax characters of distributions paid by the Fund was $2,087,962 of ordinary income dividends and tax return of capital of $46,579. For the fiscal year ended April 30, 2010, the tax character of distributions paid by the Fund was $96,787 of ordinary income dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the fiscal year ended April 30, 2011, the Fund deferred to May 1, 2011 post-October capital losses of $104,337.

As of April 30, 2011, the Fund had a capital loss carryforward of $20,817. If not utilized against future capital gains,$10,862 and $9,955 of this capital loss carryforward will expire in 2018 and 2019, respectively.

At October 31, 2011, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$150,000,030

Gross unrealized appreciation	992,459
Gross unrealized depreciation	(2,020,033)

Net unrealized appreciation	$1,027,574

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending April 30, 2012.

27

PEMBERWICK FUND

Notes to Financial Statements (Concluded)

October 31, 2011 (Unaudited)

6. Significant Risks

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES RISK — Mortgage-related and asset-backed securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

7. New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

8. Subsequent Event

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:

On November 28, 2011, The Bank of New York Mellon Corporation announced the sale of BNY Mellon Distributors Inc., the Fund’s Distributor, to the Foreside Financial Group (“Foreside”) (the “Transaction”). The Transaction, which will involve The Bank of New York Mellon Corporation selling the stock of BNY Mellon Distributors Inc. and its four broker dealer subsidiaries to Foreside, is anticipated to close, subject to any necessary governmental and regulatory approvals, during the first half of 2012.

28

PEMBERWICK FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 447-4785 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

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Investment Advisor

Pemberwick Investment Advisors LLC

340 Pemberwick Road

Greenwich, CT 06831

Sub-Advisor

J.P. Morgan Investment Management Inc.

245 Park Ave.

New York, NY 10167

Administrator

BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, PA 19406

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Underwriter

BNY Mellon Distributors Inc.

760 Moore Road

King of Prussia, PA 19406

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

PEMBERWICK

FUND

of

FundVantage Trust

SEMI-ANNUAL REPORT

October 31, 2011

(Unaudited)

This report is submitted for the general information of the shareholders of the Pemberwick Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Pemberwick Fund. Shares of the Pemberwick Fund are distributed by BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, PA 19406.

POLEN GROWTH FUND

Semi-Annual Report

Performance Data

October 31, 2011

(Unaudited)

Average Annual Total Returns for the Periods Ended October 31, 2011

	Six Months†	Since Inception*
Institutional Shares	0.17%	18.62%
S&P 500® Index	-7.11%	12.24%
Russell 1000® Growth Index	-6.02%	16.14%

	Six Months†	Since Inception†**
Retail Shares	0.08%	5.77%
S&P 500® Index	-7.11%	1.28%
Russell 1000® Growth Index	-6.02%	2.82%

†	Not Annualized.

*	The Polen Growth Fund (the “Fund”) Institutional Shares commenced operations on September 15, 2010.

**	The Retail Shares commenced operations on December 30, 2010.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s total annual gross and net operating expense ratios, as stated in the current prospectus, are 8.23% and 1.00%, respectively, for the Institutional Shares and 6.35% and 1.25%, respectively, for the Retail Shares of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. The Adviser, Polen Capital Management, LLC (“PCM”), has contractually agreed to reduce its fees or reimburse the Fund’s operating expenses in order to limit the total annual operating expenses for the Institutional Shares and the Retail Shares to 1.00% and 1.25%, respectively. Total returns would be lower had such fees and expenses not been waived and/or reimbursed. This agreement will terminate on August 31, 2012, unless the Trust’s Board of Trustees approves an earlier termination.

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund intends to evaluate performance as compared to that of the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”) and the Russell 1000® Growth Index. The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Growth Index companies with higher price-to-book ratios and higher forecasted growth values. It is impossible to invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund is new, with a limited operating history. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund.

1

POLEN GROWTH FUND

Fund Expense Disclosure

October 31, 2011

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period from May 1, 2011 through October 31, 2011 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

2

POLEN GROWTH FUND

Fund Expense Disclosure (Concluded)

October 31, 2011

(Unaudited)

	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period*
Institutional Shares
Actual	$1,000.00	$1,001.70	$5.03
Hypothetical (5% return before expenses)	1,000.00	1,020.11	5.08
Retail Shares
Actual	$1,000.00	$1,000.80	$6.29
Hypothetical (5% return before expenses)	1,000.00	1,018.85	6.34

*

Expenses are equal to an annualized expense ratio for the six-month period ended October 31, 2011 of 1.00% for Institutional Shares and 1.25% for Retail Shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (184), then divided by 366 to reflect the period. The Fund’s ending account values on the first line of the table are based on the actual total returns for the Fund of 0.17% and 0.08% for Institutional Shares and Retail Shares, respectively.

3

POLEN GROWTH FUND

Portfolio Holdings Summary Table

October 31, 2011

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Business Services	18.0%	$18,652,326
Software	14.3	14,825,640
Consumer Discretionary	10.8	11,193,878
Medical Equipment	9.6	9,953,354
Computer Equipment	9.1	9,451,613
Internet Software & Services	6.3	6,463,332
Communications Equipment	6.0	6,243,239
Pharmaceuticals	4.9	5,001,102
Transportation	4.8	4,984,588
Financials	4.7	4,874,490
Other Assets In Excess of Liabilities	11.5	11,950,663

NET ASSETS	100.0%	$103,594,225

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

4

POLEN GROWTH FUND

Portfolio of Investments

October 31, 2011

(Unaudited)

	Number of Shares	Value
COMMON STOCKS —88.5%
Business Services — 18.0%
Accenture PLC, Class A	82,373	$4,963,797
Cognizant Technology Solutions Corp.	90,874	6,611,083
MasterCard, Inc., Class A	20,382	7,077,446

		18,652,326

Communications Equipment — 6.0%
QUALCOMM, Inc.	120,993	6,243,239

Computer Equipment — 9.1%
Apple, Inc.*	23,350	9,451,613

Consumer Discretionary — 10.8%
Coach, Inc.	76,163	4,955,926
Starbucks Corp.	147,330	6,237,952

		11,193,878

Financials — 4.7%
T. Rowe Price Group, Inc.	92,250	4,874,490

Internet Software & Services — 6.3%
Google, Inc., Class A*	10,906	6,463,332

Medical Equipment — 9.6%
Intuitive Surgical, Inc.*	11,485	4,982,882
Varian Medical Systems, Inc.*	84,647	4,970,472

		9,953,354

	Number of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals — 4.9%
Allergan, Inc.	59,452	$5,001,102

Software — 14.3%
Factset Research Systems, Inc.	39,640	3,941,009
Microsoft Corp.	167,435	4,458,794
Oracle Corp.	196,089	6,425,837

		14,825,640

Transportation — 4.8%
C.H. Robinson Worldwide, Inc.	71,793	4,984,588

TOTAL COMMON STOCKS (Cost $86,313,389)		91,643,562

TOTAL INVESTMENTS - 88.5% (Cost $86,313,389)		91,643,562
OTHER ASSETS IN EXCESS OF LIABILITIES - 11.5%		11,950,663

NET ASSETS - 100.0%		$103,594,225

*	Non-income producing.

The accompanying notes are an integral part of the financial statements.

5

POLEN GROWTH FUND

Statement of Assets and Liabilities

October 31, 2011

(Unaudited)

Assets
Investments, at value (Cost $86,313,389)	$91,643,562
Cash	7,455,472
Receivable for investments sold	5,392,630
Receivable for capital shares sold	3,143,492
Dividends and interest receivable	64,800
Prepaid expenses and other assets	40,449

Total assets	107,740,405

Liabilities
Payable for investments purchased	3,998,297
Payable for capital shares redeemed	61,166
Payable to Adviser	34,573
Payable for transfer agent fees	21,397
Payable for audit fees	12,124
Payable for administration and accounting fees	8,284
Payable for distribution fees	5,528
Payable for custodian fees	3,715
Accrued expenses	1,096

Total liabilities	4,146,180

Net Assets	$103,594,225

Net Assets Consisted of:
Capital stock, $0.01 par value	$85,521
Paid-in capital	98,856,146
Accumulated net investment loss	(44,938)
Accumulated net realized loss from investments	(632,677)
Net unrealized appreciation on investments	5,330,173

Net Assets	$103,594,225

Institutional Share
Shares outstanding	5,861,455

Net asset value, offering and redemption price per share ($71,036,080 / 5,861,455)	$12.12

Retail Shares:
Shares outstanding	2,690,686

Net asset value, offering and redemption price per share ($32,558,145 / 2,690,686)	$12.10

The accompanying notes are an integral part of the financial statements.

6

POLEN GROWTH FUND

Statement of Operations

For the Six Months Ended October 31, 2011

(Unaudited)

Investment Income
Dividends	$160,803
Interest	806

Total investment income	161,609

Expenses
Advisory fees (Note 2)	188,093
Transfer agent fees (Note 2)	49,650
Administration and accounting fees (Note 2)	38,458
Distribution fees (Retail Shares) (Note 2)	18,465
Legal fees	17,583
Custodian fees (Note 2)	13,426
Printing and shareholder reporting fees	13,083
Audit fees	12,043
Trustees’ and officers’ fees	8,051
Registration and filing fees	6,784
Other expenses	5,041

Total expenses before waivers and reimbursements	370,677

Less: waivers and reimbursements (Note 2)	(164,130)

Net expenses after waivers and reimbursements	206,547

Net investment loss	(44,938)

Net realized and unrealized gain (loss) from investments:
Net realized loss from investments	(627,250)
Net change in unrealized appreciation on investments	4,714,971

Net realized and unrealized gain on investments	4,087,721

Net increase in net assets resulting from operations	$4,042,783

The accompanying notes are an integral part of the financial statements.

7

POLEN GROWTH FUND

Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2011 (Unaudited)	For the Period Ended April 30, 2011*
Increase in net assets from operations:
Net investment loss	$(44,938)	$(10,424)
Net realized gain (loss) from investments	(627,250)	4,777
Net change in unrealized appreciation on investments	4,714,971	615,202

Net increase in net assets resulting from operations	4,042,783	609,555

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	87,250,330	11,691,557

Total increase in net assets	91,293,113	12,301,112

Net assets
Beginning of period	12,301,112	—

End of period	$103,594,225	$12,301,112

Accumulated net investment income (loss), end of period	$(44,938)	$—

*	The Fund commenced investment operations on September 15, 2010.

The accompanying notes are an integral part of the financial statements.

8

POLEN GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Institutional Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Shares
	For the Six Months Ended October 31, 2011 (Unaudited)		For the Period September 15, 2010* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$12.10		$10.00

Net investment loss	(0.01	)(1)	(0.02	)(1)
Net realized and unrealized gain on investments	0.03	(1)	2.11	(1)

Net increase in net assets resulting from operations	0.02		2.09

Redemption fees	—	(2)	0.01

Net asset value, end of period	$12.12		$12.10

Total investment return(3)	0.17%		21.00%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$71,036		$5,168
Ratio of expenses to average net assets	1.00	%(4)	1.00	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	1.82	%(4)	8.23	%(4)
Ratio of net investment loss to average net assets	(0.14	)%(4)	(0.27	)%(4)
Portfolio turnover rate	19.61	%(6)	22.55	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.01 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (See Note 2)
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

9

POLEN GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Retail Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Retail Shares
	For the Six Months Ended October 31, 2011 (Unaudited)		For the Period December 20, 2010* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$12.09		$11.44

Net investment loss	(0.02	)(1)	(0.02	)(1)
Net realized and unrealized gain on investments	0.03	(1)	0.66	(1)

Net increase in net assets resulting from operations	0.01		0.64

Redemption fees	—	(2)	0.01

Net asset value, end of period	$12.10		$12.09

Total investment return(3)	0.08%		5.68%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$32,558		$7,133
Ratio of expenses to average net assets	1.25	%(4)	1.25	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	2.20	%(4)	6.35	%(4)
Ratio of net loss to average net assets	(0.40	)%(4)	(0.50	)%(4)
Portfolio turnover rate	19.61	%(6)	22.55	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.01 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (See Note 2)
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

10

POLEN GROWTH FUND

Notes to Financial Statements

October 31, 2011

(Unaudited)

1. Organization and Significant Accounting Policies

The Polen Growth Fund (the “Fund”) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on September 15, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. As of October 31, 2011, there were twenty-one series of the Trust that were operational, including the Fund. The Fund offers two separate classes of shares, Retail Class and Institutional Class.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

11

POLEN GROWTH FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of net assets).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of October 31, 2011, in valuing the Fund’s net assets carried at fair value:

	Total Value at 10/31/11	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$91,643,562	$91,643,562	$—	$—

*	Please refer to Portfolio of Investments for further details.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the six months ended October 31, 2011, there were no transfers between Levels 1, 2 and 3 for the Fund.

USE OF ESTIMATES — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

12

POLEN GROWTH FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. General expenses of the Trust are allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Polen Capital Management, LLC (“PCM” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.00% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2012, unless the Board of Trustees approves its earlier termination.

As of October 31, 2011, investment advisory fees payable to the Adviser were $34,573. For the six months ended October 31, 2011, the Adviser waived fees of $164,130.

13

POLEN GROWTH FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

BNY Mellon and the Custodian have the ability to recover such amounts previously waived based on the terms and conditions of the various servicing agreements in place with the Trust.

BNY Mellon Distributors Inc. (the “Underwriter”) provides principal underwriting services to the Fund. For the six months ended October 31, 2011, there were no fees paid for the sale of Fund Shares.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Retail Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Retail Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of the Fund’s Retail Shares.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer and out-of-pocket expenses for meetings attended. The remuneration paid to the Trustees by the Fund during the six months ended October 31, 2011 was $1,474. Effective September 30, 2011, Nicholas M. Marsini, Jr. resigned as a Trustee of the Trust. Certain employees of BNY Mellon are Officers of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the six months ended October 31, 2011, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$84,585,679	$7,532,432

14

POLEN GROWTH FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

4. Capital Share Transactions

For the six months ended October 31, 2011 and the period from commencement through April 30, 2011, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Six Months Ended October 31, 2011 (Unaudited)		For the Period Ended April 30, 2011*
	Shares	Value	Shares	Value
Institutional Shares
Sales	5,504,421	$63,770,349	427,134	$4,802,238
Redemption Fees**	—	4,819	—	1,914
Redemptions	(70,096)	(800,232)	(4)	(47)

Net Increase	5,434,325	$62,974,936	427,130	$4,804,105

Retail Shares
Sales	2,202,095	$25,447,404	619,999	$7,229,594
Redemption Fees**	—	3,444	—	3,104
Redemptions	(101,296)	(1,175,454)	(30,112)	(345,246)

Net Increase	2,100,799	$24,275,394	589,887	$6,887,452

*	Institutional Shares commenced operations on September 15, 2010; Retail Shares commenced operations on December 30, 2010.
**

There is a 2.00% redemption fee that may be charged on shares redeemed within the first 30 days of their acquisition. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of April 30, 2011, the components of distributable earnings on a tax basis was Undistributed Ordinary Income of $4,226. The differences between the book and tax basis components of distributable

15

POLEN GROWTH FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Foreign currency and short-term capital gains are reported as ordinary income for federal income tax purposes.

As of October 31, 2011, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$86,313,389

Gross unrealized appreciation	5,622,536
Gross unrealized depreciation	(292,363)

Net unrealized appreciation	$5,330,173

Under federal tax law, capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the fiscal year ended April 30, 2011, the Fund did not incur any post-October capital losses.

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending April 30, 2012.

6. New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

16

POLEN GROWTH FUND

Notes to Financial Statements (Concluded)

October 31, 2011

(Unaudited)

7. Subsequent Event

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:

On November 28, 2011, The Bank of New York Mellon Corporation announced the sale of BNY Mellon Distributors Inc., the Fund’s Distributor, to the Foreside Financial Group (“Foreside”) (the “Transaction”). The Transaction, which will involve The Bank of New York Mellon Corporation selling the stock of BNY Mellon Distributors Inc. and its four broker dealer subsidiaries to Foreside, is anticipated to close, subject to any necessary governmental and regulatory approvals, during the first half of 2012.

17

POLEN GROWTH FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 678-6024 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

18

[THIS PAGE INTENTIONALLY LEFT BLANK.]

Investment Adviser

Polen Capital Management, LLC

2700 N. Military Trail

Suite 230

Boca Raton, FL, 33431

Administrator

BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, PA 19406

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Underwriter

BNY Mellon Distributors Inc.

760 Moore Road

King of Prussia, PA 19406

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

Polen Growth Fund

of

FundVantage Trust

Institutional Shares

Retail Shares

SEMI-ANNUAL

REPORT

October 31, 2011

(Unaudited)

This report is submitted for the general information of the shareholders of the Polen Growth Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Polen Growth Fund. Shares of the Polen Growth Fund are distributed by BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, PA 19406.

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Semi-Annual Investment Adviser’s Report

October 31, 2011

(Unaudited)

Dear Fellow Shareholder:

The last six months included the most volatile and difficult period that we have experienced since the depths of the financial crisis in 2008. In August, the markets quickly moved beyond the downgrade of America’s sovereign debt rating to focus once again on the potential for a disorderly default by the Greek government. European leaders struggled mightily, and perhaps more successfully than one may have imagined, to cobble together a new bailout that couples additional funding, “voluntary” debt relief by institutional investors and further sacrifice by the Greek populace. Unfortunately, the Greek people and their economy seem trapped in a vicious cycle; ever greater demands for spending austerity and higher taxes have caused the economy to decline relentlessly, exacerbating the unsustainability of the country’s debt load.

From our perspective, the good news is that the Europeans have recognized that austerity and bridge loans do not resolve the overarching problem of an unsustainable debt load. The bad news is that debt forgiveness, voluntary or involuntary, has profound political and economic consequences for all involved. For example, European banks, pressed by their governments to accept a fifty-percent haircut on their Greek debt holdings, must now improve their capital position at the worst possible time. Banks faced with onerous investor dilution if forced to sell stock have another alternative – shrink the balance sheet. By avoiding new lending, and/or calling existing loans, banks reduce their asset base and improve capital ratios. If widely pursued as a strategy, this could result in a pan-European credit crunch and further increase the likelihood that the continent falls into recession.

It is fair to observe that several southern European countries carry sovereign debt loads that are only marginally, if at all, sustainable. In the absence of repudiation, this debt will weigh heavily on economic growth and present a profound challenge to the social contract that supports the living standard for much of the populace. German Chancellor Angela Merkel herself commented that social unrest is possible if politicians cannot find the will and the way to overcome the challenge.

With the stakes so high, it is clearly an awful time for an economic downturn. One could argue that for Ireland, Portugal and Spain, there has been no recovery. However, the real risk for Europe, and to some extent the whole world, is that Italian creditworthiness is further compromised, instigating a debt crisis for a national balance sheet that is too big to save but also too big to be allowed to fail. We would very much like to offer a learned conclusion as to the course and resolution of this crisis, but given the immense number of variables, we are left to ponder probable outcomes and position the Fund’s portfolio based on the best information available to us today.

1

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Semi-Annual Investment Adviser’s Report (Continued)

October 31, 2011

(Unaudited)

Back in the U.S., the Deficit Super Committee has made a few noises that are encouraging, at least from an aspirational standpoint. The Democratic members appear to be willing to consider entitlements if their Republican counterparts will consider higher taxes (and vice versa). It remains to be seen whether we are witnessing a sincere attempt to serve the Republic or just more political posturing. The automatic trigger mechanism negotiated during last summer’s debt-ceiling debacle assures, however, that the answer is forthcoming shortly.

All of which brings us to the U.S. stock market and our outlook for the Fund’s portfolio. With the preponderance of earnings season behind us, it is evident that the overwhelming majority of our portfolio holdings continue to enjoy sound fundamental results. Our conversations with management teams have an interesting common denominator: most seem worried, or even dismayed, about the state of the world, but remain surprisingly confident in, and comfortable with, the outlook for their particular business.

Viewed in context, managements’ optimism does not appear unfounded. The U.S. economy continues to grow, albeit slowly. While overall economic progress has been constrained by a pallid recovery in areas such as construction that have not enjoyed any material improvement, other sectors are doing quite well. Exports to Asia and South America continue to expand nicely and, thus far, the core economic engines of Europe, namely Germany and France, have done the same.

We are thus left to weigh potentially extraordinary macro risks against individual opportunities that are unusually compelling. One of the lessons of the financial crisis was that when the system is under duress there is heightened possibility of an unanticipated consequence. For example, while the failure of Lehman Brothers is widely blamed for triggering calamity back in 2008, this is only partially correct. Lehman’s bankruptcy caused a prominent money market fund to “break the buck” or drop below par, for the first time. This event was unforeseen by the market.

Once it then became evident that participants in that $60 billion fund would not be able to access their funds for some extended period of time, investors in the entire money fund universe panicked. This exodus caused a collapse in the commercial paper market and precipitated an unimaginable credit crunch – the situation became so dire that AAA-rated GE Capital could not fund its operations and faced the specter of bankruptcy – had the Fed not intervened.

2

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Semi-Annual Investment Adviser’s Report (Continued)

October 31, 2011

(Unaudited)

For better or for worse, we recognize (with a nod to Donald Rumsfeld) that the situation in Europe brings with it “unknown unknowns.” In this environment, we are intensely focused on the prospective fundamentals, capital structure, valuation and allocations of existing positions. At this point in time, however, we are also pleased to hold significant cash reserves in order to help mitigate downside risk, while enabling us to capitalize on the possibility of exigent circumstances. Understand that our current caution does not equate to an unwillingness to deploy this capital. While circumstances dictate higher than normal hurdle rates, we stand ready to seize opportunities that are compelling and that materially increase the long-term return potential of the Fund.

We appreciate your continued support,

Private Capital Management

3

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Semi-Annual Investment Adviser’s Report (Concluded)

October 31, 2011

(Unaudited)

Mutual fund investing involves risk and it is possible to lose money by investing in a fund. The Fund is non-diversified and may invest a larger portion of its assets in the securities of a single issuer than a more diversified fund, causing its value to fluctuate more widely. The Fund may engage in strategies that are considered risky or invest in stocks of companies that are undervalued which may cause greater volatility and less liquidity. The above commentary is for informational purposes only and does not represent an offer, solicitation or recommendation to buy, hold or sell any security.

Shares of the Private Capital Management Value Fund are distributed by BNY Mellon Distributors Inc., not an adviser affiliate.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended October 31, 2011 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

4

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Semi-Annual Report

Performance Data

October 31, 2011

(Unaudited)

Average Annual Total Returns for the Periods Ended October 31, 2011
			Since
	Six Months†	1 Year	Inception*
Class A Shares (without sales charge)	-10.94%	7.15%	10.62%
Class A Shares (with sales charge)	-15.37%	1.82%	5.45%
S&P 500 Index	-7.11%	8.09%	9.63	%**
Russell 2000 Index	-13.76%	6.71%	8.93	%**

†	Not Annualized.

*	Class A Shares of the Private Capital Management Value Fund (the “Fund”) commenced operations on October 6, 2010.

**	Benchmark performance is from the commencement date of Class A Shares only and is not the inception date of the benchmark itself.

Class	A Shares of the Fund have a 5.00% maximum sales charge.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 568-1267. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Semi-Annual Report

Performance Data

October 31, 2011

(Unaudited)

Average Annual Total Returns for the Periods Ended October 31, 2011
	Six Months	1 Year	3 Years	5 Years	10 Years
Class I Shares*	-10.79%	7.39%	12.82%	-2.63%	5.55%
S&P 500 Index	-7.11%	8.09%	11.41%	0.25%	3.69%
Russell 2000 Index	-13.76%	6.71%	12.87%	0.68%	7.02%

*	Performance shown for the period from November 1, 2001 to May 28, 2010 is the performance of a corporate defined contribution plan account (the “Predecessor Account”), which transferred its assets to the Fund in connection with the Fund’s commencement of operations on May 28, 2010. Performance from May 28, 2010 to October 31, 2011 is from the performance of the Class I Shares. The Predecessor Account was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the Predecessor Account had been registered under the 1940 Act, its performance may have been different.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 568-1267. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s total annual Fund gross and net operating expense ratios are 2.11% and 1.27%, respectively, for Class A Shares and 1.86% and 1.02%, respectively, for Class I Shares of the Fund’s average daily net assets. These ratios are stated in the current prospectus dated September 1, 2011, and may differ from the actual expenses incurred by the Fund for the period covered by this report. Private Capital Management, L.P., (the “Adviser”) has contractually agreed to reduce its fees or reimburse the Fund’s operating expenses in order to limit the total annual operating expenses for Class A Shares and Class I Shares to 1.25% and 1.00%, respectively. Total returns would be lower had such fees and expenses not been waived and/or reimbursed. This agreement will terminate on August 31, 2014, unless the Trust’s Board of Trustees approves an earlier termination.

A 2.00% redemption fee applies to shares redeemed within 30 days of purchase. This redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of Standard & Poor’s 500® Composite Stock Price Index (“S&P 500 Index”) and the Russell 2000® Index. The S&P 500 Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Russell 2000 Index is an unmanaged index measuring the performance of the 2,000 smallest companies in the Russell 3000® Index, which is made up of 3,000 of the biggest U.S. stocks.

6

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Expense Disclosure

October 31, 2011

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees, if any, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six month period from May 1, 2011, through October 31, 2011 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), if any, and redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Expense Disclosure (Concluded)

October 31, 2011

(Unaudited)

	Private Capital Management Value Fund
	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period*
Class A Shares
Actual	$1,000.00	$890.60	$5.94
Hypothetical (5% return before expenses)	1,000.00	1,018.85	6.34
Class I Shares
Actual	$1,000.00	$892.10	$4.76
Hypothetical (5% return before expenses)	1,000.00	1,020.11	5.08

*

Expenses are equal to an annualized expenses ratio for the six month period ended October 31, 2011 of 1.25% and 1.00% for Class A and Class I Shares, respectively, for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (184), then divided by 366 to reflect the period. The Fund’s ending account value on the first line in each table are based on the actual six month total return for the Fund of -10.94% and -10.79% for Class A and Class I Shares, respectively.

8

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Portfolio Holdings Summary Table

October 31, 2011

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Information Technology	31.5%	$14,168,000
Health Care	13.2	5,962,232
Financials	10.7	4,805,511
Consumer Discretionary	8.7	3,929,614
Energy	8.5	3,816,658
Industrials	7.3	3,293,328
Consumer Staples	4.1	1,868,900
Materials	2.4	1,073,324
Utilities	1.3	562,953
Registered Investment Company	12.3	5,555,538
Liabilities In Excess of Other Assets	0.0	(373)

NET ASSETS	100.0%	$45,035,685

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

9

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Portfolio of Investments

October 31, 2011

(Unaudited)

	Number
	of Shares	Value
COMMON STOCKS — 87.7%
Consumer Discretionary — 8.7%
AutoNation, Inc.*	26,350	$1,026,069
Carrols Restaurant Group, Inc.*	74,300	693,962
DeVry, Inc.	9,500	357,960
Dover Downs Gaming & Entertainment, Inc.	168,142	359,824
Eastman Kodak Co.*	193,900	215,229
H&R Block, Inc.	31,300	478,577
John Wiley & Sons, Inc., Class A	15,325	728,857
Marcus Corp.	5,800	69,136

		3,929,614

Consumer Staples — 4.1%
Nu Skin Enterprises, Inc., Class A	24,800	1,253,144
Prestige Brands Holdings, Inc.*	58,200	615,756

		1,868,900

Energy — 8.5%
Golar LNG Partners LP (Bermuda)	19,600	562,324
Golar LNG, Ltd. (Bermuda)	30,775	1,244,233
Noble Corp. (Switzerland)	22,775	818,533
Swift Energy Co.*	18,625	570,298
Ultra Petroleum Corp.*	19,500	621,270

		3,816,658

Financials — 10.7%
Bank of Hawaii Corp	14,300	603,889
Dundee Corp., Class A (Canada)*	24,175	581,929
EZCORP, Inc., Class A*	33,075	918,823
National Financial Partners Corp.*	34,325	469,223

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Financials — (Continued)
Northern Trust Corp	12,925	$523,075
Oppenheimer Holdings, Inc., Class A	17,825	313,185
Raymond James Financial, Inc.	22,100	671,177
Suffolk Bancorp*	31,660	269,427
Willis Group Holdings PLC (Ireland)	12,525	454,783

		4,805,511

Health Care — 13.2%
Alere, Inc.*	39,250	1,022,855
Covidien PLC (Ireland)	20,300	954,912
Universal Health Services, Inc., Class B	27,675	1,106,170
Valeant Pharmaceuticals International, Inc. (Canada)*	29,825	1,179,877
Warner Chilcott PLC, Class A (Ireland)*	58,950	1,068,174
Zimmer Holdings, Inc.*	11,975	630,244

		5,962,232

Industrials — 7.3%
Air Transport Services Group, Inc.*	90,000	498,600
Consolidated Graphics, Inc.*	3,525	160,599
Mine Safety Appliances Co.	26,750	897,462
Triumph Group, Inc.	26,710	1,551,851
UTI Worldwide, Inc. (British Virgin Islands)	12,650	184,816

		3,293,328

Information Technology — 31.5%
Avid Technology, Inc.*	53,750	333,250

The accompanying notes are an integral part of the financial statements.

10

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Portfolio of Investments (Concluded)

October 31, 2011

(Unaudited)

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Information Technology — (Continued)
CA Technologies	101,387	$2,196,042
Cisco Systems, Inc.	56,775	1,052,041
CoreLogic, Inc.*	39,475	480,411
Electro Rent Corp.	29,180	468,923
Global Cash Access Holdings, Inc.*	245,552	731,745
Hewlett-Packard Co.	32,800	872,808
Imation Corp.*	40,940	275,117
Mentor Graphics Corp.*	91,700	1,041,712
Motorola Mobility Holdings, Inc.*	23,387	909,287
Novellus Systems, Inc.*	25,650	886,207
Progress Software Corp.*	22,762	479,368
QUALCOMM, Inc.	23,480	1,211,568
Quantum Corp.*	371,850	970,528
SAIC, Inc.*	27,525	342,136
Symantec Corp.*	112,690	1,916,857

		14,168,000

Materials — 2.4%

Pope Resources LP	25,650	1,073,324

Utilities — 1.3%
Black Hills Corp.	9,700	326,987

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Utilities — (Continued)
National Fuel Gas Co.	3,850	$235,966

		562,953

TOTAL COMMON STOCKS (Cost $36,958,497)		39,480,520

REGISTERED INVESTMENT COMPANY — 12.3%
Dreyfus Tax Exempt Cash Management Fund, Institutional Shares, 0.09%(a)	5,555,538	5,555,538

TOTAL REGISTERED INVESTMENT COMPANY (Cost $5,555,538)		5,555,538

TOTAL INVESTMENTS -100.0% (Cost $42,514,035)		45,036,058
LIABILITIES IN EXCESS OF OTHER ASSETS - 0.0%		(373)

NET ASSETS -100.0%		$45,035,685

*	Non-income producing.
(a)	Rate periodically changes. Rate disclosed is the daily yield on October 31, 2011.

The accompanying notes are an integral part of the financial statements.

11

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Statement of Assets and Liabilities

October 31, 2011

(Unaudited)

Assets
Investments, at value (Cost $42,514,035)	$45,036,058
Receivable for capital shares sold	18,835
Dividends and interest receivable	8,654
Prepaid expenses and other assets	32,216

Total assets	45,095,763

Liabilities
Payable for transfer agent fees	19,847
Payable for audit fees	11,967
Payable for administration and accounting fees	8,039
Payable to Investment Adviser	7,348
Payable for capital shares redeemed	6,705
Payable to custodian	5,076
Payable for distribution fees	522
Accrued expenses	574

Total liabilities	60,078

Net Assets	$45,035,685

Net Assets Consisted of:
Capital Stock, $0.01 par value	$40,042
Paid-in capital	41,337,226
Accumulated net investment loss	(8,821)
Accumulated net realized gain from investments	1,145,215
Net unrealized appreciation on investments	2,522,023

Net Assets	$45,035,685

Class A:
Net asset value, offering and redemption price per share ($2,546,561 / 226,689)	$11.23

Maximum offering price per share (100/95 of $11.23)	$11.82

Class I:
Net asset value, offering and redemption price per share ($42,489,124 / 3,777,551)	$11.25

The accompanying notes are an integral part of the financial statements.

12

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Statement of Operations

For the Six Months Ended October 31, 2011

(Unaudited)

Investment Income
Dividends	$195,232
Less: foreign taxes withheld	(655)

Total investment income	194,577

Expenses
Advisory fees (Note 2)	195,982
Transfer agent fees (Note 2)	39,033
Administration and accounting fees (Note 2)	38,962
Registration and filing fees	23,988
Legal fees	14,020
Printing and shareholder reporting fees	13,777
Audit fees	11,974
Trustees’ and officers’ fees	10,918
Custodian fees (Note 2)	8,765
Distribution fees (Class A) (Note 2)	2,636
Other expenses	5,797

Total expenses before waivers and reimbursements	365,852

Less: waivers and reimbursements (Note 2)	(145,466)

Net expenses after waivers and reimbursements	220,386

Net investment loss	(25,809)

Net realized and unrealized gain (loss) from investments:
Net realized gain from investments	926,811
Net change in unrealized depreciation on investments	(5,512,140)

Net realized and unrealized loss on investments	(4,585,329)

Net decrease in net assets resulting from operations	$(4,611,138)

The accompanying notes are an integral part of the financial statements.

13

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	October 31, 2011	Period Ended
	(Unaudited)	April 30, 2011*
Increase (decrease) in net assets from operations:
Net investment loss	$(25,809)	$(1,749)
Net realized gain from investments	926,811	273,101
Net change in unrealized appreciation (depreciation) on investments	(5,512,140)	8,034,163

Net increase (decrease) in net assets resulting from operations	(4,611,138)	8,305,515

Less Dividends and Distributions to Shareholders:
Net investment income
Class A	—	(139)
Class I	—	(71,477)

Total net investment income	—	(71,616)

Net decrease in net assets from dividends and distributions to shareholders	—	(71,616)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	4,570,607	36,842,317

Total increase (decrease) in net assets	(40,531)	45,076,216

Net assets
Beginning of period	45,076,216	—

End of period	$45,035,685	$45,076,216

Accumulated net investment income (loss), end of period	$(8,821)	$16,988

*	The Fund commenced investment operations on May 28, 2010.

The accompanying notes are an integral part of the financial statements.

14

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Class A Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the Six
	Months Ended		For the Period
	October 31, 2011		October 6, 2010*
	(Unaudited)		to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$12.61		$10.10

Net investment loss	(0.02	)(1)	(0.04	)(1)
Net realized and unrealized gain (loss) on investments	(1.36	)(1)	2.57	(1)

Net increase (decrease) in net assets resulting from operations	(1.38)		2.53

Dividends and distributions to shareholders from:
Net investment income.	—		(0.02)

Redemption fees	—	(2)	—

Net asset value, end of period	$11.23		$12.61

Total investment return(3)	(10.94)%		25.08%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$2,547		$1,162
Ratio of expenses to average net assets	1.25	%(4)	1.25	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	1.94	%(4)	2.02	%(4)
Ratio of net investment (loss) to average net assets	(0.38	)%(4)	(0.59	)%(4)
Portfolio turnover rate	9.03	%(6)(7)	21.71	%(6)(7)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.01 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (See Note 2)
(6)	Portfolio turnover rate excludes securities received from processing subscription-in-kind.
(7)	Not annualized.

The accompanying notes are an integral part of the financial statements.

15

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the Six
	Months Ended		For the Period
	October 31, 2011		May 28, 2010*
	(Unaudited)		to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$12.61		$10.00

Net investment income	(0.01	)(1)	—	(1)(2)
Net realized and unrealized gain on investments	(1.35	)(1)	2.64	(1)

Net increase in net assets resulting from operations	(1.36)		2.64

Dividends and distributions to shareholders from:
Net investment income	—		(0.03)

Redemption Fees	—	(2)	—

Net asset value, end of period	$11.25		$12.61

Total investment return(3)	(10.79)%		26.39	%(4)

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$42,489		$43,914
Ratio of expenses to average net assets	1.00	%(5)	1.00	%(5)
Ratio of expenses to average net assets without waivers and expense reimbursements(6)	1.67	%(5)	1.84	%(5)
Ratio of net investment income to average net assets	(0.11	)%(5)	0.00	%(5)(7)
Portfolio turnover rate	9.03	%(8)(9)	21.71	%(8)(9)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.01 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Total investment return represents performance for Class I Shares since its commencement of operations on May 28, 2010, and does not include performance of the Predecessor Account.
(5)	Annualized.
(6)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (See Note 2)
(7)	Amount is less than 0.01%.
(8)	Portfolio turnover rate excludes securities received from processing subscription-in-kind.
(9)	Not annualized.

The accompanying notes are an integral part of the financial statements.

16

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements

October 31, 2011

(Unaudited)

1. Organization and Significant Accounting Policies

The Private Capital Management Value Fund (the “Fund”) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on May 28, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. As of October 31, 2011, there were twenty-one series of the Trust that were operational, including the Fund. The Fund offers separate classes of shares, Class A, Class C, Class I and Class R Shares. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”) of up to 1.00% may apply for investments of $750,000 or more of Class A Shares (and therefore no initial sales charge was paid) and shares are redeemed within 12 months after initial purchase. The CDSC shall not apply to those purchases of Class A Shares of $750,000 or more where a selling broker-dealer did not receive a commission. As of October 31, 2011, Class C and Class R Shares had not been issued.

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments

17

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

•  Level 1 — quoted prices in active markets for identical securities;

•  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of net assets).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of October 31, 2011, in valuing the Fund’s net assets carried at fair value:

			Level 2	Level 3
		Level 1	Other Significant	Significant
	Total Value at	Quoted	Observable	Unobservable
	10/31/11	Price	Inputs	Inputs
Investments in Securities*	$45,036,058	$45,036,058	$—	$—

* Please refer to Portfolio of Investments for further details.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the six months ended October 31, 2011, there were no transfers between Levels 1, 2 and 3.

USE OF ESTIMATES — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

18

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Private Capital Management, L.P. (“Private Capital” or the “Adviser”), serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.90% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.00% (on an annual basis) of the Fund’s average

19

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2014 unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation. As of October 31, 2011, the amount of potential recovery was as follows:

Expiration

April 30, 2014	April 30, 2015
$249,622	$145,466

As of October 31, 2011 investment advisory fees payable to the adviser were $7,348. For the six months ended October 31, 2011, the Adviser waived fees of $145,466.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

BNY Mellon Distributors Inc. (the “Underwriter”) provides principal underwriting services to the Fund. For the six months ended October 31, 2011, the Underwriter received $3,676 in commissions and $30,344 in sales commissions for the sale of fund shares.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of the Fund’s Class A Shares.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer and out-of-pocket expenses for meetings attended.The remuneration paid to the Trustees by the Fund during

20

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

the period ended October 31, 2011 was $4,327. Effective September 30, 2011, Nicholas M. Marsini, Jr. resigned as a Trustee of the Trust. Certain employees of BNY Mellon are Officers of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the six months ended October 31, 2011, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales

Investment Securities	$3,989,986	$3,454,122

The Fund had a subscription-in-kind on August 22, 2011, which resulted in transactions into the Fund of $3,550,366, which is comprised of securities and cash in the amounts of $3,134,685 and $415,681, respectively.

4. Capital Share Transactions

For the six months ended October 31, 2011 and the period from commencement through April 30, 2011, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Six Months Ended
	October 31, 2011		For the Period Ended
	(Unaudited)		April 30, 2011*
	Shares	Value	Shares	Value
Class A Shares
Sales	151,767	$1,812,193	92,355	$1,105,873
Reinvestments	—	—	12	139
Redemption Fees**	—	18	—	—
Redemptions	(17,213)	(189,681)	(232)	(2,825)

Net Increase	134,554	$1,622,530	92,135	$1,103,187

21

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

	For the Six Months Ended
	October 31, 2011		For the Period Ended
	(Unaudited)		April 30, 2011*
	Shares	Value	Shares	Value
Class I Shares
Sales	999,296	$10,902,943	4,042,672	$42,079,150
Reinvestments	—	—	6,286	71,477
Redemption Fees**	—	1	—	1
Redemptions	(703,080)	(7,954,867)	(567,623)	(6,411,498)

Net Increase	296,216	$2,948,077	3,481,335	$35,739,130

*	Class A Shares commenced operations on October 6, 2010; Class I Shares commenced operations on May 28, 2010.
**

There is a 2.00% redemption fee that may be charged on shares redeemed within the first 30 days of their acquisition. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

For the period ended April 30, 2011, the tax character of distributions paid by the Fund was $71,616 of ordinary income dividends. Distributions from net investment income and short term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2011, components of distributable earnings on a tax basis was undistributed ordinary income of $243,783 and accumulated long term capital gains of $11,183. The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes.

At October 31, 2011, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

22

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

Federal tax cost	$42,514,035

Gross unrealized appreciation	6,237,005
Gross unrealized depreciation	(3,714,982)

Net unrealized appreciation	$2,522,023

Under federal tax law, capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the fiscal year ended April 30, 2011, the Fund did not incur any capital losses after October 31, 2010.

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending April 30, 2012.

6. New Accounting Pronouncement

In May 2011, the Financial Accounting Standardards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendements to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

23

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Concluded)

October 31, 2011

(Unaudited)

7. Subsequent Event

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:

On November 28, 2011, The Bank of New York Mellon Corporation announced the sale of BNY Mellon Distributors Inc., the Fund’s Distributor, to the Foreside Financial Group (“Foreside”) (the “Transaction”). The Transaction, which will involve The Bank of New York Mellon Corporation selling the stock of BNY Mellon Distributors Inc. and its four broker dealer subsidiaries to Foreside, is anticipated to close, subject to any necessary governmental and regulatory approvals, during the first half of 2012.

24

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 568-1267 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

25

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Investment Adviser

Private Capital Management, L.P.

8889 Pelican Bay Boulevard

Suite 500

Naples, FL 34108

Administrator

BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, PA 19406

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Underwriter

BNY Mellon Distributors Inc.

760 Moore Road

King of Prussia, PA 19406

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

PRIVATE CAPITAL

MANAGEMENT VALUE

FUND

of

FundVantage Trust

Class A Shares

Class I Shares

SEMI-ANNUAL

REPORT

October 31, 2011

(Unaudited)\

This report is submitted for the general information of the shareholders of the Private Capital Management Value Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Private Capital Management Value Fund. Shares of the Private Capital Management Value Fund are distributed by BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, PA 19406.

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Semi-Annual Investment Adviser’s Report

October 31, 2011

(Unaudited)

Dear Shareholder:

Thank you for investing in the SNW Oregon Short-Term Tax-Exempt Bond Fund (the “Fund”). The Fund commenced operations on May 1, 2011, and this letter marks our first semi-annual letter to shareholders. From May 1, 2011 to October 31, 2011, the Fund generated a total return of 1.09%, net of expenses. As of October 31, 2011, the Fund was primarily invested in Oregon tax-free municipal bonds (89.7% of the Fund’s total investments), with a small portion of holdings invested in out-of-state tax-free bonds and floating rate corporate bonds. As of September 30, 2011, the 30-day SEC yield for the Fund was 1.66%.

Despite economic turbulence, stock market volatility, and European sovereign turmoil, the Oregon municipal bond market has performed well in recent months, benefiting from the same trends we have seen for much of the year to notch five out of six months of positive returns. Tracking what has been a sharp rally in U.S. Treasury prices, Oregon municipal bonds have increased in value and shown strong diversification benefits against other asset classes. Low issuance levels have also helped to support secondary market prices. According to Bloomberg data, new issuance over the first three quarters of 2011 was down 40% year over year.

Negative headlines surrounding municipal creditworthiness have garnered limited attention, as cities and states continue to repair their balance sheets through tax increases and employee layoffs. Year-to-date municipal defaults have totaled $1.1 billion through September, according to Bank of America / Merrill Lynch, far less than the “hundreds of billions” predicted by a prominent banking analyst at the end of last year.

Local and national measures of economic strength continue to provide mixed signals as to future economic growth and employment. Unemployment remains high and economic growth slow, both nationally and in Oregon. Oregon municipalities have suffered several years of tax revenue declines, aggravated by increasing pension and healthcare obligations. Oregon is projecting a 7% decline in its “all-funds” budget, which is a mix of taxes, fees, pension dollars, and federal aid. The pain will likely be felt by local municipalities, as the state will have fewer funds to pass along to cities, counties, and school districts. These challenges pale in comparison to states such as Illinois, Rhode Island, and Michigan, where we expect ongoing deficits and underfunded pensions to make news once again, with pricing ripple effects in our market.

The local economic situation is unlikely to improve in the near term. For example, Tri-Met recently announced a projected fiscal year 2013 budget shortfall of between $12 million and $17 million, most of which is due to lower than expected payroll tax revenue and an increase in retiree benefits and healthcare costs. This gap is not cause for immediate concern, but provides an example of the kinds of challenges confronting municipalities in Oregon. As we manage ORFIX under these conditions, we will closely monitor Oregon bond issuers such as Tri-Met to confirm that management is effectively addressing these issues to ensure bond holders will receive their money back, without fail.

Sincerely,

SNW Asset Management

The above commentary is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. Any specific securities identified and described do not represent all of the securities purchased or sold and you should not assume that investments in any securities identified and discussed will be profitable. This letter is intended to assist shareholders in understanding how the Fund performed during the period ended October 31, 2011 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

1

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Semi-Annual Report

Performance Data

October 31, 2011

(Unaudited)

Total Returns for the Period Ended October 31, 2011†
	6 Months	Since Inception*
Class I Shares	1.09%	1.09%
Barclays Capital 1-3 Year Municipal Bond
Index	1.47%	1.47%**

†	Not Annualized.
*	The SNW Oregon Short-Term Tax-Exempt Bond Fund (the “Fund”) commenced operations on May 1, 2011.
**	Benchmark performance is from inception date only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. To obtain performance information current to the most recent month end, please call 1-855-234-9706.

The Fund’s Class I shares applies a 2.00% fee to the value of shares redeemed within 30 days of purchase. This redemption fee, if any, is not reflected in the returns shown above. The Fund’s total annual gross and net operating expense ratios for Class I shares are 1.17% and 0.80%, respectively, as disclosed in the Fund’s current prospectus dated May 1, 2011. SNW Asset Management, LLC (“SNW” or the “Adviser”) has contractually agreed to reduce its fees or reimburse the Fund’s operating expenses in order to limit the total annual operating expenses for Class I Shares to 0.80%. Total returns would be lower had such fees and expenses not been waived and/or reimbursed. This agreement will terminate on August 31, 2014, unless the Board of Trustees of FundVantage Trust approves an earlier termination. Additional information pertaining to the Fund’s expense ratio for the period ended October 31, 2011 can be found in the financial highlights.

Total returns reflect the waiver of Advisory fees. Had these waivers not been in effect, performance quoted would have been lower.

The performance of the Fund is measured against the Barclays Capital 1-3 Year Municipal Bond Index, which consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to four years. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. It is impossible to invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment and interest rate risk. As interest rates rise the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. The Fund invests primarily in municipal obligations of issuers located in Oregon and therefore may be affected by economic, political or other events affecting Oregon municipal issuers. The Fund is new, with limited operating history. Normally, the Fund does not invest in bonds subject to the federal alternative minimum tax (“AMT”), but to the extent that the Fund invests in bonds subject to the AMT, the income paid by the Fund may not be entirely tax-free to all investors. A portion of the Fund’s distributions may be subject to federal, state and local income taxes.

2

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Fund Expense Disclosure

October 31, 2011

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2011 through October 31, 2011.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Ending
		Account Value	Account Value	Annualized	Expense Paid
		05/01/11	10/31/11	Expense Ratio*	During Period*
SNW Oregon Short-Term Tax-Exempt Bond Fund
Class I Shares
Actual Fund Return	Class I	$1,000.00	$1,010.90	0.80%	$4.04
Hypothetical Fund Return (5%return before expenses)	Class I	1,000.00	1,021.11	0.80%	$4.06

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, then multiplied by the number of days in the most recent fiscal half-year (184), and then divided by the number of days in the fiscal year (366).The Fund’s ending account values on the first line in the table are based on the actual six month total returns for the Fund of 1.09%.

3

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

SNW Oregon Short-Term Tax-Exempt Bond Fund

Portfolio of Investments

October 31, 2011

(Unaudited)

Credit Quality as of October 31, 2011

(as a percentage of total investments)

Credit quality ratings are primarily sourced from Moody’s but in the event that Moody’s has not assigned a rating, the Fund will use Standard & Poor’s of Fitch. The ratings represent the credit quality of the underlying securities and not that of the Fund. The ratings do not predict performance and are subject to change.

4

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

SNW Oregon Short-Term Tax-Exempt Bond Fund

Portfolio of Investments (Continued)

October 31, 2011

(Unaudited)

	Par Value	Value
MUNICIPAL BONDS — 92.9%
California — 0.9%
California Health Facilities, Financing Authority, Scripps Health, Series A, 5.00%, 10/01/17	$35,000	$39,595

Oregon — 87.9%
City of Medford, Revenue, Limited Tax, Callable 06/01/17 at 100, 4.00%, 06/01/20, (AMBAC Insured)	45,000	46,942
City of Portland, Sewer System Revenue First Lien, Series A, Callable 10/01/14 at 100, 5.00%, 10/01/22, (AGM Insured)	50,000	54,696
City of Portland, Sewer System Revenue Refunding, First Lien, Series A, Callable 06/15/18 at 100, 4.25%, 06/15/21	80,000	87,516
City of Portland, Urban Renewal and Refunding, GO, South Park Blocks, Series B, Callable 06/15/18 at 101, 5.00%, 06/15/19	100,000	111,085
City of Portland, Urban Renewal and Refunding, Second Lien-Downtown, 5.00%, 06/15/20	45,000	50,159

	Par Value	Value
MUNICIPAL BONDS — (Continued)
Oregon — (Continued)
City of Portland, Urban Renewal and Refunding, Series A, Callable 06/15/15 at 101, 5.00%, 06/15/16, (AMBAC Insured)	$115,000	$126,309
Clackamas and Washington Counties, School District No. 3, Refunding, GO, Callable 06/15/14 at 100, 5.25%, 06/15/15, (NATL-RE, FGIC, School Board Guaranty Insured)	100,000	109,531
Clackamas Community College, GO, Callable 05/01/16 at 100, 5.00%, 05/01/22, (NATL-RE Insured)	75,000	81,923
Clackamas Community College, Refunding, GO, 5.00%, 06/15/17, (NATL-RE, FGIC Insured)	40,000	46,668
Clackamas County Hospital Facility, Legacy Health System, Series A, RB, 3.50%, 07/15/13	115,000	119,298
Clackamas County, GO, Callable 06/01/13 at 100, 4.00%, 06/01/21, (AMBAC Insured)	40,000	41,179
Clackamas County, GO, Callable 06/01/19 at 100, 4.00%, 06/01/21	30,000	32,807

The accompanying notes are an integral part of the financial statements.

5

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

SNW Oregon Short-Term Tax-Exempt Bond Fund

Portfolio of Investments (Continued)

October 31, 2011

(Unaudited)

	Par Value	Value
MUNICIPAL BONDS — (Continued)
Oregon — (Continued)
Clackamas County, Hospital Facility, Legacy Health System, Series A, RB, 4.00%, 07/15/16	$60,000	$63,802
Clackamas County, School District, Series B, GO, Callable 06/15/16 at 100, 5.00%, 06/15/17, (NATL-RE, School Board Guaranty Insured)	35,000	40,073
Deschutes County, Bend-LA Pine Administrative School District No. 1, Refunding, GO, 5.00%, 06/15/14, (AGM, School Board Guaranty Insured)	25,000	27,569
Lane County, Refunding, GO, 4.00%, 06/01/20	25,000	27,736
Metro’s Natural Areas, GO, Callable 06/01/17 at 100, 5.00%, 06/01/19	40,000	46,212
Multnomah County Hospital Facilities Authority, Providence Health System, RB, 4.13%, 10/01/14	25,000	27,048
Multnomah County Hospital Facilities Authority, Providence Health System, RB, Callable 10/01/14 at 100, 5.50%, 10/01/19	50,000	53,893

	Par Value	Value
MUNICIPAL BONDS — (Continued)
Oregon — (Continued)
Oregon State, Bond Bank Revenue, Economic and Community Development, Series B, Callable 08/29/11 at 102, 4.38%, 01/01/18, (NATL-RE Insured)	$20,000	$20,431
Oregon State, Department of Administrative Services, RB, Series C, Callable 04/01/13 at 100, 3.80%, 04/01/15, (AGM Insured)	30,000	31,079
Oregon State, Department of Administrative Services, Refunding, Series A, Callable 05/01/13 at 100, 4.10%, 05/01/18, (AGM Insured)	65,000	66,815
Oregon State, Department of Administrative Services, Series A, 5.00%, 05/01/13, (AGM Insured)	25,000	26,595
Oregon State, Department of Administrative Services, Series A, 4.00%, 05/01/14, (AGM Insured)	100,000	107,630
Oregon State, Department of Administrative Services, Series A, 4.00%, 05/01/13	75,000	78,673

The accompanying notes are an integral part of the financial statements.

6

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

SNW Oregon Short-Term Tax-Exempt Bond Fund

Portfolio of Investments (Continued)

October 31, 2011

(Unaudited)

	Par Value	Value
MUNICIPAL BONDS — (Continued)
Oregon — (Continued)
Oregon State, Department of Administrative Services, Series B, Callable 11/01/15 at 100, 5.00%, 11/01/16, (NATL-RE FGIC Insured)	$165,000	$185,194
Oregon State, Department of Administrative Services, Series B, Callable 11/01/15 at 100, 5.00%, 11/01/19, (NATL-RE FGIC Insured)	100,000	109,404
Oregon State, Facilities Authority, Revenue Refunding, Legacy Health Project, Series A, 4.00%, 05/01/13	50,000	52,015
Oregon State, Facilities Authority, Revenue Refunding, Legacy Health Project, Series A, 5.00%, 05/01/15	50,000	54,754
Oregon State, Facilities Authority, Revenue Refunding, Legacy Health System, Series A, 3.00%, 03/15/12	50,000	50,365
Oregon State, Facilities Authority, Revenue Refunding, PeaceHealth, Series A, 4.00%, 11/01/13	50,000	52,782

	Par Value	Value
MUNICIPAL BONDS — (Continued)
Oregon — (Continued)
Oregon State, Facilities Authority, Revenue Refunding, Williamette University Project, Series A, 5.00%, 10/01/15	$50,000	$55,695
Oregon State, Facilities Authority, Revenue Refunding, Williamette University Project, Series A, 5.00%, 10/01/14	25,000	27,423
Oregon State, Refunding, State Board Higher Education, Series D, 5.00%, 08/01/12	20,000	20,706
Polk County, GO, 5.00%, 01/01/16, (AMBAC Insured)	160,000	181,328
Polk County, GO, 5.00%, 01/01/17, (AMBAC Insured)	50,000	57,082
Polk County, GO,, 4.75%, 01/01/15, (AMBAC Insured)	45,000	49,674
Port of Portland, Airport Revenue, Portland International Airport, Series 19, Callable 07/01/18 at 100, 5.00%, 07/01/21	100,000	110,780
Rogue Community College District, Refunding, GO, 5.00%, 06/15/15, (NATL-RE, School Board Guaranty Insured)	25,000	27,677

The accompanying notes are an integral part of the financial statements.

7

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

SNW Oregon Short-Term Tax-Exempt Bond Fund

Portfolio of Investments (Continued)

October 31, 2011

(Unaudited)

	Par Value	Value
MUNICIPAL BONDS — (Continued)
Oregon — (Continued)
Salem Hospital Facility Authority Revenue, Salem Hospital Project PJ, Series A, 5.00%, 08/15/15	$310,000	$342,999
Salem Hospital Facility Authority Revenue, Salem Hospital Project RB, Series A, 5.00%, 08/15/12	25,000	25,798
Salem-Keizer School District No. 24J, Refunding, GO, 5.00%, 06/15/13, (AGM, School Board Guaranty Insured)	35,000	37,521
Tri-County Metropolitan Transportation District Oregon, RB, Series A, 5.00%, 09/01/13, (NATL-RE Insured)	30,000	32,430
Tualatin Hills Park & Recreation District, GO, Callable 06/01/21 at 100, 4.00%, 06/01/22	100,000	109,754
Tualatin Hills Park & Recreation District, GO, Callable 06/01/21 at 100, 3.125%, 06/01/24	100,000	98,614
Washington and Clackamas Counties, GO, Series B, 3.25%, 06/01/15	25,000	26,744
Washington and Clackamas Counties, School District No. 23J Tigard-Tualatin, GO, Series B, 3.00%, 06/01/14	50,000	52,656

	Par Value	Value
MUNICIPAL BONDS — (Continued)
Oregon — (Continued)
Washington County, Refunding, GO, Callable 06/01/16 at 102, 5.00%, 06/01/20	$240,000	$273,451
Washington County, Refunding, GO, Callable, 07/01/19 at 100, 4.00%, 07/01/20	20,000	21,977
Washington Multnomah and Yamhill, West Union School District No. 1, GO, Callable 06/15/17 at 100, 5.00%, 06/15/18, (NATL-RE Insured)	25,000	28,764
Yamhill County Oregon School District No. 40, GO, 5.00%, 06/15/14, (AGM School Board Guaranty Insured)	100,000	110,277

		3,721,533

Washington — 4.1%
Energy Northwest, Washington Electric Revenue Refunding, Series C, Callable 07/01/18 at 100, 5.25%, 07/01/23	150,000	171,012

TOTAL MUNICIPAL BONDS (Cost $3,948,030)		3,932,140

The accompanying notes are an integral part of the financial statements.

8

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

SNW Oregon Short-Term Tax-Exempt Bond Fund

Portfolio of Investments (Concluded)

October 31, 2011

(Unaudited)

	Par Value	Value
CORPORATE BONDS AND NOTES — 5.1%
General Electric Capital Corp., Senior Unsecured Medium Term Note 0.59%, 01/08/2016 (a)	$115,000	$107,089
General Electric Capital Corp., Senior Unsecured Medium Term Note 0.46%, 02/15/2017 (a)	50,000	45,298
General Electric Capital Corp., Senior Unsecured Medium Term Note 0.54%, 08/07/2018 (a)	72,000	63,937
TOTAL CORPORATE BONDS AND NOTES (Cost $218,015)		216,324

TOTAL INVESTMENTS - 98.0% (Cost $4,166,045)		4,148,464
OTHER ASSETS IN EXCESS OF LIABILITIES - 2.0%		85,183

NET ASSETS - 100.0%		$4,233,647

(a)	Floating or variable rate security. Rate disclosed is as of October 31, 2011.

AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond
FGIC	Financial Guaranty Insurance Co.
GO	General Obligation
NATL-RE	National Reinsurance Corp.
RB	Revenue Bond

The accompanying notes are an integral part of the financial statements.

9

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Statement of Assets and Liabilities

October 31, 2011

(Unaudited)

Assets
Investments, at value (Cost $4,166,045)	$4,148,464
Cash	5,356
Dividends and interest receivable	57,238
Receivable from Investment Adviser	55,850
Prepaid expenses and other assets	4,562

Total assets	4,271,470

Liabilities
Payable for transfer agent fees	8,311
Payable for audit fees	7,614
Payable for administration and accounting fees	5,752
Payable for printing fees	5,075
Payable for distributions to shareholders	3,871
Payable for legal fees	3,573
Payable to custodian	3,369
Accrued expenses	258

Total liabilities	37,823

Net Assets	$4,233,647

Net Assets Consist of:
Capital stock, $0.01 par value	$4,208
Paid-in capital	4,249,416
Accumulated net realized loss from investments	(2,396)
Net unrealized depreciation on investments	(17,581)

Net Assets	$4,233,647

Class I:
Outstanding shares	420,847

Net asset value, offering and redemption price per share	$10.06

The accompanying notes are an integral part of the financial statements.

10

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Statement of Operations

For the Six Months Ended October 31, 2011

(Unaudited)

Investment Income
Interest	$14,065
Dividends	3

Total investment income	14,068

Expenses
Advisory fees (Note 2)	3,257
Administration and accounting fees (Note 2)	36,987
Transfer agent fees (Note 2)	26,178
Legal fees	11,651
Custodian fees (Note 2)	8,329
Audit fees	7,614
Trustees’ and officers’ fees	7,512
Printing and shareholder reporting fees	5,221
Registration and filing fees	576
Other expenses	2,173

Total expenses before waivers and reimbursements	109,498

Less: waivers and reimbursements (Note 2)	(103,708)

Net expenses after waivers and reimbursements	5,790

Net investment income	8,278

Net realized and unrealized gain (loss) from investments:
Net realized loss from investments	(2,396)
Net change in unrealized depreciation on investments	(17,581)

Net realized and unrealized loss on investments	(19,977)

Net decrease in net assets resulting from operations	$(11,699)

The accompanying notes are an integral part of the financial statements.

11

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Statement of Changes in Net Assets

For the Six Months ended October 31, 2011 (Unaudited)
Increase (Decrease) in net assets from operations:
Net investment income	$8,278
Net realized loss from investments	(2,396)
Net change in unrealized depreciation from investments.	(17,581)

Net decrease in net assets resulting from operations	(11,699)

Less Dividends and Distributions to Shareholders:
Net investment income:
Institutional Class	(8,278)

Net decrease in net assets from dividends and distributions	(8,278)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	4,253,624

Total increase in net assets	4,233,647

Net assets
Beginning of period	—

End of period	$4,233,647

Undistributed net investment income, end of period	$—

The accompanying notes are an integral part of the financial statements.

12

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Financial Highlights

Contained below is per share operating performance data for each Class I Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the Six Months Ended October 31, 2011 (Unaudited)
Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment income	0.05	(1)
Net realized and unrealized gain on investments	0.06	(1)

Net increase in net assets resulting from operations	0.11

Dividends to shareholders from:
Net investment income	(0.05)

Net asset value, end of period	$10.06

Total investment return(2)	1.09	%(3)

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$4,234
Ratio of expenses to average net assets	0.80	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	15.13	%(4)
Ratio of net investment income (loss) to average net assets	1.14	%(4)
Portfolio turnover rate	33.85	%(3)

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Not annualized.
(4)	Annualized.
(5)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (See Note2)

The accompanying notes are an integral part of the financial statements.

13

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Notes to Financial Statements

October 31, 2011

(Unaudited)

1. Organization and Significant Accounting Policies

The SNW Oregon Short-Term Tax-Exempt Bond Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and commenced operations on May 1, 2011. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. As of October 31, 2011, there were twenty-one series of the Trust that were operational, including the Fund. The Fund offers separate classes of shares, Class A, Retail Class and Institutional Class Shares. As of October 31, 2011, Class A and Retail Class Shares had not been issued.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Due to continued volatility in the current market, valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of such investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

14

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of net assets).

The fair value of the Fund’s bonds are generally based on quotes received from brokers of independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of October 31, 2011, in valuing the Fund’s net assets carried at fair value:

			Level 2
			Other	Level 3
		Level 1	Significant	Significant
		Quoted	Observable	Unobservable
	Total	Prices	Inputs	Inputs

Municipal Bonds	$3,932,140	$—	$3,932,140	$—
Corporate Bonds and Notes	216,324	—	216,324	—

Total	$4,148,464	$—	$4,148,464	$—

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the six months ended October 31, 2011, there were no transfers between Levels 1, 2 and 3 for the Fund.

15

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly to shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by the Fund, after deducting any available capital loss carryovers, are declared and paid to its shareholders annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders, which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against it in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

16

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

2. Transactions with Affiliates and Related Parties

SNW Asset Management, LLC (“SNW” or the “Adviser”) serves as the investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.45% of the Fund’s average daily net assets. The Adviser has contractually agreed to a reduction of its advisory fee and/or reimbursement of other operating expenses to the extent that the Fund’s “Total Annual Fund Operating Expenses,” excluding taxes, any class-specific fees and expenses (such as Rule 12b-1 distribution fees or shareholder service fees), “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions, exceed 0.80% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2014, unless the Board of Trustees approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation. For the six months ended October 31, 2011, the amount of fees accrued and waived was $3,257, and fees reimbursed by the Adviser was $55,850. At October 31, 2011, the amount of potential recovery by the Adviser was $59,107, which will expire in 2015.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the six months ended October 31, 2011, BNY Mellon accrued administration and accounting fees totaling $36,987, and waived fees totaling $23,111.

For providing transfer agent services, BNY Mellon is entitled to receive a minimum monthly fee equal to an annual percentage rate of the Fund’s average net assets and is subject to certain minimum monthly fees. For the six months ended October 31, 2011, BNY Mellon accrued transfer agent fees totaling $26,178 and waived fees totaling $16,530.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average net assets and is subject to certain minimum monthly fees. For the six months ended October 31, 2011, the Custodian accrued fees totaling $8,329 and waived fees totaling $4,960.

BNY Mellon and the Custodian have the ability to recover such amounts previously waived based on the terms and conditions of the various servicing agreements in place with the Trust.

17

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

BNY Mellon Distributors Inc. (the “Underwriter”) provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter. For the six months ended October 31, 2011, there were no fees paid for the sale of Fund shares.

The Trustees of the Trust, who are not affiliated with BNY Mellon, receive an annual retainer and out-of-pocket expenses for meetings attended. The remuneration paid to the Trustees and Officers by the Fund during the six months ended October 31, 2011 was $1,007. Effective September 30, 2011, Nicholas M. Marsini, Jr. resigned as a Trustee of the Trust. Certain employees of BNY Mellon are Officers of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the six months ended October 31, 2011, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales

Investment Securities	$4,755,545	$573,518

4. Capital Share Transactions

For the six months ended October 31, 2011, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Six Months
	Ended October 31, 2011
	(Unaudited)
	Shares	Values
Class I Shares
Sales	420,548	$4,250,607
Reinvestments	436	4,407
Redemptions*	(137)	(1,390)

Net increase	420,847	$4,253,624

*

There is a 2.00% redemption fee that may be charged on shares redeemed which have been held for 30 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in-capital. For the six month period ended October 31, 2011, there were no redemption fees.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based

18

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state, and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of October 31, 2011, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$4,166,045

Gross unrealized appreciation	5,755
Gross unrealized depreciation	(23,336)

Net unrealized depreciation	$(17,581)

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending April 30, 2012.

6. Concentration of Credit Risk

The Fund primarily invests in debt obligations issued by the state of Oregon and its political subdivisions, agencies, and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issues of Oregon municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent.

7. New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1

19

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

8. Subsequent Event

Management has evaluated the impact of all subsequent events on the Fund through the date that the financial statements were issued, and has determined that there was the following subsequent event:

On November 28, 2011, The Bank of New York Mellon Corporation announced the sale of BNY Mellon Distributors Inc., The Fund’s Distributor, to the Foreside Financial Group (“Foreside”) (the” Transaction”). The Transaction, which will involve The Bank of New York Mellon Corporation selling the stock of BNY Mellon Distributors Inc. and its four broker dealer subsidiaries to Foreside, is anticipated to close, subject to any necessary governmental and regulatory approvals, during the first half of 2012.

20

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-855-234-9706 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Investment Advisory Agreement

At a meeting held on March 23-24, 2011, the Board of Trustees (the “Board”) of the Trust, including a majority of the Trustees who are not “interested persons” as defined in the 1940 Act (the “Independent Trustees”), unanimously approved an advisory agreement between SNW Asset Management (“SNW” or the “Adviser”) and the Trust on behalf of the Fund (“Agreement”). In determining whether to approve the Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that the Adviser provided regarding (i) services to be performed for the Fund, (ii) the size and qualifications of the Adviser’s portfolio management team, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Fund, (iv) how the Adviser will manage the Fund including a general description of its investment decision-making process, sources of information and investment strategies, (v) investment performance information, (vi) brokerage selection procedures, (vii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (viii) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Fund and (ix) compliance with federal securities laws and other regulatory requirements. The Adviser also provided its Code of Ethics for the Trustees’ review and consideration. In addition, the Trustees also received and reviewed a memorandum from legal counsel regarding the legal standard applicable to their review of the Agreement.

A representative of SNW attended the meeting in person and discussed SNW’s history, performance and investment strategy in connection with the proposed Agreement and answered questions from the Board.

21

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Other Information

(Unaudited)

The Trustees reviewed the performance information for a composite of similarly managed accounts for the period ending December 31, 2010 on a one-year and since inception basis, including a comparison to its benchmark.

The Adviser provided information regarding its proposed advisory fee and an analysis of its fee in relation to the services to the Fund, the estimated cost of providing such services, the anticipated profitability of the firm in general and as a result of the fees to be received from the Fund and any other ancillary benefit resulting from the Adviser’s relationship with the Fund. The Trustees also considered the structure of and the method used to determine the compensation received by a portfolio manager and the most recent financials for the Adviser’s parent company, including the balance sheets. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the Fund versus other similarly managed funds, including comparative Strategic Insight data provided by the Adviser. The Trustees concluded that the advisory fee and services to be provided by the Adviser are consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund.

The Trustees reviewed the services to be provided to the Fund by the Adviser and concluded that the nature, extent and quality of the services to be provided were appropriate and consistent with the terms of the Agreement, that the quality of the proposed services appeared to be consistent with industry norms and that the Fund is likely to benefit from the provision of those services. They also concluded that the Adviser has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively.

The Trustees considered the costs and services to be provided by the Adviser, the proposed compensation and expected benefits received by the Adviser in providing services to the Fund, as well as the Adviser’s anticipated profitability.The Trustees concluded that the Adviser’s anticipated fees derived from its relationship with the Trust in light of the Fund’s estimated total expenses were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the overall estimated expense ratio of the Fund is reasonable, taking into account the projected growth and size of the Fund and the quality of services to be provided by the Adviser.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board noted that economies of scale should be achieved at higher asset levels for the Fund for the benefit of fund shareholders but the fee structure for the Fund did not currently include breakpoint reductions as asset levels increased.

In voting to approve the Agreement, the Board considered all relevant factors and the information presented to the Board by the Adviser. In arriving at its decision, the Board did not identify any single

22

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Other Information

(Unaudited)

factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his own judgment. The Board determined that it had received adequate information and was able to conclude that the approval of the Agreement would be in the best interest of the Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, unanimously approved the Agreement.

23

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements,financials and tax forms. Even within Fund Vantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at 1-855-234-9706.

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Investment Adviser

SNW Asset Management, LLC

1420 Fifth Avenue

Suite 4300

Seattle, WA 98101

Administrator

BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, PA 19406

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Underwriter

BNY Mellon Distributors Inc.

760 Moore Road

King of Prussia, PA 19406

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

Two Commerce Square

2001 Market Street, Suite 4000

Philadelphia, PA 19103

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

SNW Oregon Short-Term Tax-Exempt

Bond Fund

of

FundVantage Trust

Institutional Class Shares

SEMI-ANNUAL REPORT

October 31, 2011

(Unaudited)

This report is submitted for the general information of the shareholders of the SNW Oregon Short-Term Tax-Exempt Bond Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the SNW Oregon Short-Term Tax-Exempt Bond Fund. Shares of the SNW Oregon Short-Term Tax-Exempt Bond Fund are distributed by BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, PA 19406.

TW SMALL CAP GROWTH FUND

Semi-Annual Report

Performance Data

October 31, 2011

(Unaudited)

Average Annual Total Returns For the Periods Ended October 31, 2011

	Six			Since
	Months†	1 Year	3 Years	Inception*
Class A Shares (without sales charge)	-16.79%	N/A	N/A	-6.72	%†
Class A Shares (with sales charge)	-21.56%	N/A	N/A	-12.04	%†
Advisor Class Shares	-16.96%	N/A	N/A	-5.38	%†
Institutional Class Shares††	-16.70%	10.62%	19.78%	1.00%
Russell 2000® Growth Index	-13.56%	9.84%	16.31%	0.35	%**

†	Not annualized.

††

Performance shown for the period from November 1, 2007 to December 30, 2010 is the performance of TW Small Cap Growth Fund I, L.P. an unregistered pooled investment vehicle (the “Predecessor Fund”), which transferred its assets to the Fund in connection with the Fund’s commencement of operations on December 31, 2010. Performance from December 31, 2010 to October 31, 2011 is from the performance of the Fund’s Institutional Class Shares. The Predecessor Fund’s performance has been adjusted to reflect the annual deduction of fees and expenses applicable to Institutional Class shares of the Fund. The Predecessor Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Predecessor Fund had been registered under the 1940 Act its performance may have been different. The table above shows performance for Institutional Class Shares of the Fund and the performance of Class A Shares and Advisor Class Shares will be lower than the Institutional Class Shares due to higher sales charges and class-specific expenses.

*	Class A Shares, Advisor Class Shares and Institutional Class Shares of the Fund commenced operations on February 3, 2011, March 16, 2011 and December 31, 2010, respectively.

**	Benchmark performance is from inception date of the Predecessor Fund (November 1, 2007) only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained by calling (866) 632-9904.

The returns for Class A Shares reflect a deduction for the maximum front-end sales charge of 5.75%. All of the Fund’s share classes apply a 1.00% fee to the value of shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus, are 3.75% and 1.48% for Class A Shares, 3.49% and 1.48% for Advisor Class Shares and 2.81% and 1.23% for Institutional Class Shares, respectively, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. TW Asset Management LLC (“TW” or the “Adviser”) has contractually agreed to a reduction of its advisory fee and/or reimbursement of other operating expenses in order to limit “Total Annual Fund Operating Expenses,” excluding extraordinary expenses, brokerage commissions, interest and “Acquired Fund Fees and Expenses,” to 1.48% with respect to Class A Shares, 1.48% with respect to Advisor Class Shares and 1.23% with respect to Institutional Class Shares of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain

1

TW SMALL CAP GROWTH FUND

Semi-Annual Report

Performance Data

October 31, 2011

(Unaudited)

in place until August 31, 2014, unless the Board of Trustees approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

The Fund intends to evaluate performance as compared to that of the Russell 2000® Growth Index. The Russell 2000® Growth Index is an unmanaged index that measures the performance of the small-cap growth market. It is impossible to invest directly in an index.

Investments in small capitalization companies present a greater risk of loss than investments in large companies due to greater volatility and less liquidity.

2

TW SMALL CAP GROWTH FUND

Fund Expense Disclosure

October 31, 2011

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, or redemption fees; and (2) on going costs, including management fees, distribution and/or service (Rule 12b-1) fees, if any, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period from May 1, 2011 through October 31, 2011 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), if any, or redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

3

TW SMALL CAP GROWTH FUND

Fund Expense Disclosure (Concluded)

October 31, 2011

(Unaudited)

	TW Small Cap Growth Fund
	Beginning Account Value	Ending Account Value	Expenses Paid
	May 1, 2011	October 31, 2011	During Period*
Class A Shares
Actual	$1,000.00	$832.10	$6.82
Hypothetical (5% return before expenses)	1,000.00	1,017.70	7.51
Advisor Shares
Actual	$1,000.00	$830.40	$6.81
Hypothetical (5% return before expenses)	1,000.00	1,017.70	7.51
Institutional Shares
Actual	$1,000.00	$833.00	$5.67
Hypothetical (5% return before expenses)	1,000.00	1,018.95	6.24

*

Expenses are equal to an annualized expense ratio for the six month period ended October 31, 2011 of 1.48%, 1.48%, and 1.23% for Class A, Advisor Class and Institutional Class Shares, respectively, for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (184), then divided by 366 to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual six month total returns for the Fund of -16.79%, -16.96%, and -16.70% for Class A, Advisor Class and Institutional Class Shares, respectively.

4

TW SMALL CAP GROWTH FUND

Portfolio Holdings Summary Table

October 31, 2011

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net
	Assets	Value
COMMON STOCKS:
Software	8.9%	$1,394,873
Oil, Gas & Consumable Fuels	7.1	1,114,230
Semiconductors & Semiconductor Equipment	5.5	857,192
Health Care Equipment & Supplies	5.0	777,844
Hotels, Restaurants & Leisure	4.8	757,712
Professional Services	4.6	720,958
Computers & Peripherals.	4.6	718,442
Health Care Providers & Services	4.4	686,524
Consumer Finance	4.3	673,161
Communications Equipment	3.5	556,135
Biotechnology	3.5	549,164
Machinery	3.5	544,607
Specialty Retail	3.0	473,723
Aerospace & Defense	2.9	459,834
Internet Software & Services	2.4	383,690
Real Estate Management & Development	2.1	329,950
IT Services	2.1	328,112
Road & Rail	2.0	320,767
Pharmaceuticals	2.0	306,386
Energy Equipment & Services	1.8	289,490
Health Care Technology	1.8	283,021
Internet & Catalog Retail	1.7	267,467
Commercial Services & Supplies	1.6	248,831
Electrical Equipment	1.2	195,493
Diversified Consumer Services.	1.2	189,375
Chemicals	1.2	186,466
Auto Parts & Equipment	1.1	176,426
Household Durables	1.1	171,320
Electronic Equipment, Instruments & Components	1.1	165,914
Textiles, Apparel & Luxury Goods	1.0	152,750
Metals & Mining	0.8	131,064
REIT	0.8	130,291
Food Products	0.8	126,569
Trading Companies & Distributors.	0.8	120,953
Other Assets in Excess of Liabilities	5.8	911,543

NET ASSETS	100.0%	$15,700,277

The accompanying notes are an integral part of the financial statements.

5

TW SMALL CAP GROWTH FUND

Portfolio of Investments

October 31, 2011

(Unaudited)

	Number
	of Shares	Value
COMMON STOCKS — 94.2%
Aerospace & Defense — 2.9%
BE Aerospace, Inc.*	7,273	$274,410
Hexcel Corp.*	7,504	185,424

		459,834

Auto Parts & Equipment — 1.1%
Tenneco, Inc.*	5,392	176,426

Biotechnology — 3.5%
Complete Genomics, Inc.*	6,592	37,574
Inhibitex, Inc.*	23,779	92,500
Keryx Biopharmaceuticals, Inc.*	30,275	94,761
Pharmasset, Inc.*	1,123	79,059
Sangamo Biosciences, Inc.* .	13,795	45,799
Spectrum Pharmaceuticals, Inc.*	8,472	93,954
Trius Therapeutics, Inc.*	15,404	105,517

		549,164

Chemicals — 1.2%
Kraton Performance Polymers, Inc.*	4,718	92,850
Solutia, Inc.*	5,761	93,616

		186,466

Commercial Services & Supplies — 1.6%
US Ecology, Inc.	13,778	248,831

Communications Equipment — 3.5%
Aruba Networks, Inc.*	10,279	243,510
Finisar Corp.*	9,342	191,418
InterDigital, Inc.	1,235	53,661
Sonus Networks, Inc.*	25,489	67,546

		556,135

Computers & Peripherals — 4.6%
Immersion Corp.*	14,297	98,220

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Computers & Peripherals — (Continued)
OCZ Technology Group, Inc.*	39,539	$279,541
Quantum Corp.*	130,529	340,681

		718,442

Consumer Finance — 4.3%
Cash America International, Inc.	3,825	209,419
DFC Global Corp.*	12,886	282,461
First Cash Financial Services, Inc.*	727	30,171
Netspend Holdings, Inc.*	26,280	151,110

		673,161

Diversified Consumer Services — 1.2%
Capella Education Co.*	1,843	64,155
Steiner Leisure Ltd.*	2,599	125,220

		189,375

Electrical Equipment — 1.2%
EnerSys*	8,677	195,493

Electronic Equipment, Instruments & Components — 1.1%
Rogers Corp.*	2,650	114,401
Universal Display Corp.*	1,100	51,513

		165,914

Energy Equipment & Services — 1.8%
Key Energy Services, Inc.*	14,181	183,360
Pioneer Drilling Co.*	10,731	106,130

		289,490

Food Products — 0.8%
Diamond Foods, Inc.	1,925	126,569

The accompanying notes are an integral part of the financial statements.

6

TW SMALL CAP GROWTH FUND

Portfolio of Investments (Continued)

October 31, 2011

(Unaudited)

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Supplies — 5.0%
Cyberonics, Inc.*	5,553	$159,926
DexCom, Inc.*	8,990	88,012
ICU Medical, Inc.*	3,055	120,092
Masimo Corp.	7,761	160,497
OraSure Technologies, Inc.*	8,239	76,540
Uroplasty, Inc.*	13,728	61,913
Volcano Corp.*	4,447	110,864

		777,844

Health Care Providers & Services — 4.4%
Health Net, Inc.*	3,930	109,215
HMS Holdings Corp.*	9,815	239,879
Mednax, Inc.*	2,370	155,946
WellCare Health Plans, Inc.*	3,703	181,484

		686,524

Health Care Technology — 1.8%
athenahealth, Inc.*	2,330	123,280
Omnicell, Inc.*	10,685	159,741

		283,021

Hotels, Restaurants & Leisure — 4.8%
BJ’s Restaurants, Inc.*	3,527	186,684
Morgans Hotel Group Co.*	15,736	102,441
Orient-Express Hotels Ltd.*	16,965	144,711
Red Robin Gourmet Burgers, Inc.*	4,719	118,305
Scientific Games Corp.*	23,656	205,571

		757,712

Household Durables — 1.1%
SodaStream International Ltd.*	5,027	171,320

Internet & Catalog Retail — 1.7%
Shutterfly, Inc.*	2,716	113,176

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Internet & Catalog Retail — (Continued)
ValueVision Media, Inc., Class A*	47,040	$154,291

		267,467

Internet Software & Services — 2.4%
Dice Holdings, Inc.*	15,186	154,593
Internap Network Services Corp.*	40,334	229,097

		383,690

IT Services — 2.1%
ExlService Holdings, Inc.*	12,581	328,112

Machinery — 3.5%
Actuant Corp., Class A	10,591	238,297
Lindsay Corp.	3,060	177,786
Navistar International Corp.*	3,055	128,524

		544,607

Metals & Mining — 0.8%
Kaiser Aluminum Corp.	2,821	131,064

Oil, Gas & Consumable Fuels — 7.1%
Berry Petroleum Co., Class A	4,303	148,669
Carrizo Oil & Gas, Inc.*	5,619	152,837
Energy XXI Bermuda Ltd.*	7,802	229,145
Goodrich Petroleum Corp.*	9,209	145,963
Lufkin Industries, Inc.	1,717	101,458
Oasis Petroleum, Inc.*	3,082	90,426
Rosetta Resources, Inc.*	5,542	245,732

		1,114,230

Pharmaceuticals — 2.0%
Hi-Tech Pharmacal Co., Inc.*	5,403	191,915
MAP Pharmaceuticals, Inc.*	7,745	114,471

		306,386

The accompanying notes are an integral part of the financial statements.

7

TW SMALL CAP GROWTH FUND

Portfolio of Investments (Concluded)

October 31, 2011

(Unaudited)

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Professional Services — 4.6%
Acacia Research - Acacia Technologies*	8,153	$324,816
Advisory Board Co. (The)*	2,298	140,752
Navigant Consulting, Inc.*	22,541	255,390

		720,958

Real Estate Management & Development — 2.1%
Jones Lang LaSalle, Inc.	5,106	329,950

REIT — 0.8%
Mid-America Apartment Communities, Inc.	2,088	130,291

Road & Rail — 2.0%
Genesee & Wyoming, Inc., Class A*	2,971	175,913
Old Dominion Freight Line, Inc.*	3,961	144,854

		320,767

Semiconductors & Semiconductor Equipment — 5.5%
Cavium, Inc.*	7,597	248,346
Mindspeed Technologies, Inc.*	35,060	194,934
OmniVision Technologies, Inc.*	8,426	137,428
Volterra Semiconductor Corp.*	11,666	276,484

		857,192

Software — 8.9%
BroadSoft, Inc.*	4,901	176,436
CommVault Systems, Inc.*	3,376	143,750

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Software — (Continued)
Interactive Intelligence Group*	6,709	$186,175
Kenexa Corp.*	9,135	208,917
OPNET Technologies, Inc.	3,559	155,671
Parametric Technology Corp.*	14,799	308,263
Sourcefire, Inc.*	7,828	215,661

		1,394,873

Specialty Retail — 3.0%
Casey’s General Stores, Inc.	3,688	182,740
Pier 1 Imports, Inc.*	23,260	290,983

		473,723

Textiles, Apparel & Luxury Goods — 1.0%
Warnaco Group, Inc. (The)*	3,111	152,750

Trading Companies & Distributors — 0.8%
Rush Enterprises, Inc.*	6,267	120,953

TOTAL COMMON STOCKS (Cost $15,057,307)		14,788,734

TOTAL INVESTMENTS - 94.2% (Cost $15,057,307)		14,788,734
OTHER ASSETS IN EXCESS OF LIABILITIES - 5.8%		911,543

NET ASSETS - 100.0%		$15,700,277

*	Non-income producing.

The accompanying notes are an integral part of the financial statements.

8

TW SMALL CAP GROWTH FUND

Statement of Assets and Liabilities

October 31, 2011

(Unaudited)

Assets
Investments, at value (Cost $15,057,307)	$14,788,734
Cash	897,812
Receivable for investments sold	288,534
Receivable for capital shares sold	600
Dividends and interest receivable	1,402
Receivable from Investment Adviser	113,710
Prepaid expenses and other assets	55,214

Total assets	16,146,006

Liabilities
Payable for investments purchased	387,112
Payable for transfer agent fees	27,463
Payable for administration and accounting fees	7,805
Payable to custodian	4,987
Payable for distribution fees	16
Accrued expenses	18,346

Total liabilities	445,729

Net Assets	$15,700,277

Net Assets Consisted of:
Capital stock, $0.01 par value	$15,890
Paid-in capital	15,835,963
Accumulated net investment loss	(86,011)
Accumulated net realized gain from investments	203,008
Net unrealized depreciation on investments	(268,573)

Net Assets	$15,700,277

Class A:
Net asset value, redemption price per share ($74,282 / 7,536)	$9.86

Maximum offering price per share (100/94.25 of $9.86)	$10.46

Advisor Class:
Net asset value, offering and redemption price per share ($6,349 / 645)	$9.84

Institutional Class:
Net asset value, offering and redemption price per share ($15,619,646 / 1,580,843)	$9.88

The accompanying notes are an integral part of the financial statements.

9

TW SMALL CAP GROWTH FUND

Statement of Operations

For the Six Months Ended October 31, 2011

(Unaudited)

Investment Income
Dividends	$14,821
Less: foreign taxes withheld	(47)
Interest	227

Total investment income	15,001

Expenses
Advisory fees (Note 2)	81,997
Transfer agent fees (Note 2)	57,888
Administration and accounting fees (Note 2)	39,835
Legal fees	29,447
Registration and filing fees	27,528
Audit fees	12,286
Custodian transaction and out of pocket fees (Note 2)	10,346
Printing and shareholder reporting fees	10,111
Trustees’ and officers’ fees	9,614
Distribution fees (Class A) (Note 2)	95
Distribution fees (Advisor Class) (Note 2)	26
Other expenses	3,787

Total expenses before waivers and reimbursements	282,960

Less: waivers and reimbursements (Note 2)	(181,948)

Net expenses after waivers and reimbursements	101,012

Net investment loss.	(86,011)

Net realized and unrealized gain (loss) from investments:
Net realized loss from investments	(237,030)
Net change in unrealized depreciation on investments	(2,815,058)

Net realized and unrealized loss on investments	(3,052,088)

Net decrease in net assets resulting from operations	$(3,138,099)

The accompanying notes are an integral part of the financial statements.

10

TW SMALL CAP GROWTH FUND

Statement of Changes in Net Assets

	For the
	Six Months Ended	For the
	October 31, 2011	Period Ended
	(Unaudited)	April 30, 2011*
Increase (decrease) in net assets from operations:
Net investment loss	$(86,011)	$(61,520)
Net realized gain (loss) from investments	(237,030)	495,634
Net change in unrealized appreciation (depreciation) from investments	(2,815,058)	2,546,485

Net increase (decrease) in net assets resulting from operations:	(3,138,099)	2,980,599

Class A
Increase in Net Assets Derived from Capital Share Transactions (Note 4)	51,133	15,806,644

Total increase (decrease) in net assets	(3,086,966)	18,787,243

Net assets
Beginning of period	18,787,243	—

End of period	$15,700,277	$18,787,243

Accumulated net investment loss, end of period	$(86,011)	$—

*	The Fund commenced operations on December 31, 2010.

The accompanying notes are an integral part of the financial statements.

11

TW SMALL CAP GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for each Class A Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the Six Months Ended		For the Period
	October 31, 2011		February 3, 2011*
	(Unaudited)		to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$11.85		$10.57

Net investment loss	(0.07	)(1)	(0.04	)(1)
Net realized and unrealized gain (loss) on investments	(1.92)		1.32

Net increase (decrease) in net assets resulting from operations	(1.99)		1.28

Net asset value, end of period	$9.86		$11.85

Total investment return(2)	(16.79%)		12.11%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$74		$72
Ratio of expenses to average net assets	1.48	%(3)	1.48	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	3.71	%(3)	3.75	%(3)
Ratio of net investment loss to average net assets	(1.30	%)(3)	(1.34	%)(3)
Portfolio turnover rate	57.61	%(5)	31.40	%(6)(7)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total investment return does not reflect the impact of the maximum front-end sales load of 5.75%. If reflected, the return would be lower.

(3)	Annualized.
(4)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(5)	Not annualized.
(6)	Reflects portfolio turnover for the Fund for the period December 31, 2010 (commencement of operations) to April 30, 2011. Portfolio turnover is not annualized.
(7)	Portfolio turnover rate excludes securities received from processing subscription-in-kind.

The accompanying notes are an integral part of the financial statements.

12

TW SMALL CAP GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for each Advisor Class Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Advisor Class
	For the Six Months Ended		For the Period
	October 31, 2011		March 16, 2011*
	(Unaudited)		to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$11.85		$10.40

Net investment loss	(0.07	)(1)	(0.02	)(1)
Net realized and unrealized gain (loss) on investments	(1.94)		1.47

Net increase (decrease) in net assets resulting from operations	(2.01)		1.45

Net asset value, end of period	$9.84		$11.85

Total investment return(2)	(16.96%)		13.94%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$6		$28
Ratio of expenses to average net assets	1.48	%(3)	1.48	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	3.54	%(3)	3.49	%(3)
Ratio of net investment loss to average net assets	(1.33	%)(3)	(1.29	%)(3)
Portfolio turnover rate	57.61	%(5)	31.40	%(6)(7)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(5)	Not annualized.
(6)	Reflects portfolio turnover for the Fund for the period December 31, 2010 (commencement of operations) to April 30, 2011. Portfolio turnover is not annualized.
(7)	Portfolio turnover rate excludes securities received from processing subscription-in-kind.

The accompanying notes are an integral part of the financial statements.

13

TW SMALL CAP GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for each Institutional Class Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Six Months Ended		For the Period
	October 31, 2011		December 31, 2010*
	(Unaudited)		to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$11.86		$10.00

Net investment loss	(0.05	)(1)	(0.04	)(1)
Net realized and unrealized gain (loss) on investments	(1.93)		1.90

Net increase (decrease) in net assets resulting from operations	(1.98)		1.86

Net asset value, end of period	$9.88		$11.86

Total investment return(2)	(16.70%)		18.60%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$15,620		$18,687
Ratio of expenses to average net assets	1.23	%(3)	1.23	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	3.45	%(3)	2.81	%(3)
Ratio of net investment loss to average net assets	(1.05	%)(3)	(1.11	%)(3)
Portfolio turnover rate	57.61	%(5)	31.40	%(5)(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(5)	Not annualized.
(6)	Portfolio turnover rate excludes securities received from processing subscription-in-kind.

The accompanying notes are an integral part of the financial statements.

14

TW SMALL CAP GROWTH FUND

Notes to Financial Statements

October 31, 2011

(Unaudited)

1. Organization and Significant Accounting Policies

The TW Small Cap Growth Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on December 31, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. As of October 31, 2011, there were twenty-one series of the Trust that were operational, including the Fund. The Fund offers separate classes of shares, Class A, Advisor and Institutional Classes. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”), as a percentage of the lower of the original purchase price or net asset value at redemption, of 1.00% may be imposed on full or partial redemptions of Class A Shares made within twelve months of purchase where (i) $1 million or more of Class A Shares were purchased without an initial sales charge and (ii) the Fund’s principal underwriter, BNY Mellon Distributors Inc. (the “Underwriter”), paid a commission to the selling broker-dealer for such sale.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Options are valued at last sale price. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

15

TW SMALL CAP GROWTH FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of October 31, 2011, in valuing the Fund’s assets carried at fair value:

Level 2
			Other	Level 3
		Level 1	Significant	Significant
	Total Value at	Quoted	Observable	Unobservable
	10/31/11	Price	Inputs	Inputs
Investments in Securities*	$14,788,734	$14,788,734	$—	$—

*	Please refer to Portfolio of Investments for further details.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the six months ended October 31, 2011, there were no transfers between Levels 1, 2 and 3 for the Fund.

16

TW SMALL CAP GROWTH FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

TW Asset Management LLC (“TW” or the “Adviser”), serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets. The

17

TW SMALL CAP GROWTH FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.23% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2014, unless the Board of Trustees of the Trust approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation. At October 31, 2011, the amount of potential recovery was as follows:

Expiration
April 30, 2014	April 30, 2015
$61,402	$179,972

For the six months ended October 31, 2011, the advisory fees accrued and waived were $81,997 and fees reimbursed by the Adviser were $97,975.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the six months ended October 31, 2011, BNY Mellon accrued administration and accounting fees totaling $39,835 and waived fees totaling $1,166.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the six months ended October 31, 2011, BNY Mellon accrued transfer agent fees totaling $57,888 and waived fees totaling $560.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the six months ended October 31, 2011, the Custodian accrued custody fees totaling $10,346 and waived fees totaling $250.

BNY Mellon and the Custodian have the ability to recover such amounts previously waived based on the terms and conditions of the various servicing agreements in place with the Trust.

18

TW SMALL CAP GROWTH FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

BNY Mellon Distributors Inc. provides principal underwriting services to the Fund. For the six months ended October 31, 2011, there were no underwriter commissions or sales commissions for the sale of Fund shares.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A and Advisor Class Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Advisor Class Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25%, on an annualized basis, of the average daily net assets of the Fund’s Class A and Advisor Class Shares.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer and out-of-pocket expenses for meetings attended. The remuneration paid to the Trustees by the Fund during the six months ended October 31, 2011 was $2,421. Effective September 30, 2011, Nicholas M. Marsini, Jr. resigned as a Trustee of the Trust. Certain employees of BNY Mellon are also Officers of the Trust and are not compensated by the Fund or the Trust.

3. Investment in Securities

For the six months ended October 31, 2011, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$9,300,888	$9,097,029

4. Capital Share Transactions

For the six months ended October 31, 2011 and the period from commencement through April 30, 2011, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Six Months Ended
	October 31, 2011		For the Period Ended
	(Unaudited)†		April 30, 2011†*
	Shares	Values	Shares	Values
Class A Shares
Sales	1,470	$16,500	6,066	$67,440

Net increase	1,470	$16,500	6,066	$67,440

19

TW SMALL CAP GROWTH FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

	For the Six Months Ended
	October 31, 2011		For the Period Ended
	(Unaudited)†		April 30, 2011†*
	Shares	Values	Shares	Values
Advisor Class Shares
Sales	1,599	$16,223	2,404	$25,000
Redemptions	(3,358)	(30,663)	—	—

Net increase.	(1,759)	$(14,440)	2,404	$25,000

Institutional Class Shares
Sales	5,402	$49,110	1,608,069	$16,082,525
Redemptions	(4)	(37)	(32,624)	(368,321)

Net increase	5,398	$49,073	1,575,445	$15,714,204

Total Net Increase	5,109	$51,133	1,583,915	$15,806,644

†

There is a 1.00% redemption fee that may be charged on shares redeemed which have been held for 60 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in-capital. For the six months ended October 31, 2011 and the year ended April 30, 2011, there were no redemption fees.

*	Class A Shares, Advisor Class Shares and Institutional Class Shares commenced operations on February 3, 2011, March 16, 2011 and December 31, 2010, respectively.

As of October 31, 2011, the following shareholder held, of record or beneficially, 10% or more of the outstanding shares of the Fund: Thomas Weisel Partners Group, Inc. (99%).

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as tax benefit or expense in the current year. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

20

TW SMALL CAP GROWTH FUND

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

As of April 30, 2011, there was $445,140 of undistributed ordinary income on a tax basis. The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

At October 31, 2011, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$15,057,307

Gross unrealized appreciation	$1,010,582
Gross unrealized depreciation	(1,279,155)

Net unrealized appreciation	$(268,573)

Under federal tax law, capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the fiscal year ended April 30, 2011, the Fund did not incur any post-October capital losses.

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending April 30, 2012.

6. New Accounting Pronouncment

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

21

TW SMALL CAP GROWTH FUND

Notes to Financial Statements (Concluded)

October 31, 2011

(Unaudited)

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:

On November 28, 2011, The Bank of New York Mellon Corporation announced the sale of BNY Mellon Distributors Inc., the Fund’s Distributor, to the Foreside Financial Group (“Foreside”) (the “Transaction”). The Transaction, which will involve The Bank of New York Mellon Corporation selling the stock of BNY Mellon Distributors Inc. and its four broker dealer subsidiaries to Foreside, is anticipated to close, subject to any necessary governmental and regulatory approvals, during the first half of 2012.

22

TW SMALL CAP GROWTH FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (866) 632-9904 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

Investment Adviser

TW Asset Management LLC

One Montgomery Street, Suite 3700

San Francisco, CA 94104

Administrator

BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, PA 19406

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Underwriter

BNY Mellon Distributors Inc.

760 Moore Road

King of Prussia, PA 19406

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

Two Commerce Square

2001 Market Street, Suite 4000

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

TW SMALL CAP

GROWTH FUND

of

FundVantage Trust

Class A Shares

Advisor Class Shares

Institutional Class Shares

SEMI-ANNUAL

REPORT

October 31, 2011

(Unaudited)

This report is submitted for the general information of the shareholders of the TW Small Cap Growth Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the TW Small Cap Growth Fund. Shares of the TW Small Cap Growth Fund are distributed by BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, PA 19406.

WHV FUNDS

Semi-Annual Investment Adviser’s Report

October 31, 2011

(Unaudited)

Dear WHV Funds Shareholder,

We have seen ever increasing volatility drive the global equity markets thus far in 2011. Macroeconomic news has provided a rollercoaster ride of dramatic highs and lows on a daily basis. The year began with a strong start, as equity markets extended their upward momentum of 2010, however this quickly soured in late summer. In August and September, the culmination of political and economic uncertainties that have been on the forefront for investors since early spring drove the markets down over 17% for the two months.

In the recently released September 2011 World Economic Outlook, the International Monetary Fund (IMF) reported that the world’s economy is projected to grow 4.0% in 2011 and 2012. This is well above the 3.3% annual historical average going back to 1980. The forecasted above-trend line growth is due to the contribution of strong economic growth from the emerging markets. As a whole, emerging market countries are expected to advance 6.4% this year and 6.1% in 2012.

Closer to home, the U.S. is projected to grow a meager 1.5% in 2011 with a slight increase in 2012 to 1.8%. The weakness within the U.S. economy is reflective of other developed nations, most significantly the Eurozone, displaying weak economic activity in the face of a multitude of macroeconomic headwinds. The aforementioned above-trend global growth is being supported by the emerging economies that are proving to be extremely resilient.1

In past commentaries we identified the major issues that affected the investment climate as debt, growth and social unrest. The addition of wide spread policy ineptitude and media-driven hysteria turned distinctly muted performance of the world equity markets in the second quarter of 2011 into a sharp sell-off during the third quarter. This weakness would appear to have been the manifestation of the fears of a Chinese slowdown, a looming U.S. recession and an ever expanding European sovereign debt crisis.

The persistent fear of a hard landing in China based on an aggressively tight monetary policy, and the potential of a bursting real estate bubble, have been extrapolated by some market observers into an overall slowdown of emerging market development with predictably dire consequences to follow for the world economy in general. The Chinese economy was growing at an 11 % clip at the end of 2010 and inflation pressures had clearly intensified. The People’s Bank of China responded by aggressively increasing interest rates in multiple steps and raising the reserve requirements for Chinese banks to 20% or more. The resulting slowdown can only be termed a successful execution of monetary policy as GDP growth slowed to a 9.1% annual rate in September. In the coming months, the increasingly doubtful scenario of a hard landing in the Chinese economy should finally begin to recede from the media headlines.

The sovereign debt crisis that is gripping the Eurozone has been driving the global equity markets for the past several months. Investor sentiment has fluctuated dramatically based on the most recent positive or negative news, or even rumors, regarding Greece and Italy. While politicians are content to “kick the can down the road,” we feel there will be further volatility in the near term. Unfortunately, the motivation for a lasting solution to save the Euro may only

1Source: IMF,World Economic Lookout, September 2011

1

WHV FUNDS

Semi-Annual Investment Adviser’s Report (Continued)

October 31, 2011

(Unaudited)

come following an escalation of the current crisis and possible contagion enveloping core member countries. We remain cautiously optimistic that a reactionary environment in Europe will have a muted impact on the U.S. and emerging market economies as they appear to be more willing to employ the fiscal stimulus measure necessary to avoid a repeat of the 2008-09 “Great Recession”.

WHV International Equity Fund

Market Outlook

In the Eurozone, fragile countries such as Greece, Italy, Ireland and Portugal are forcing fiscally stronger countries, such as Germany, to bail out these weaker members before they default on their sovereign debt obligations. Preservation of the Eurozone is essential to its financial health and welfare. A breakup of the Eurozone could lead to a European sovereign debt and banking crisis which would in turn lead to a steep European recession.

Over the past decade China and the Emerging Markets have been the world’s growth leaders. However, recent monetary and fiscal tightening in these higher growth regions to combat higher inflation rates threaten their future growth which is compounded by the prospects of weakening export sales to the United States and Europe.

Our capitalistic world rotates on the daily expenditures of consumers, businesses and governments. However, in the developed world consumers are burdened by high debt levels and high unemployment. Businesses have become very conservative in their spending and expansion plans as the memory of the 2008-2009 credit crunch is still fresh. Thus, with the consumer and business sectors retrenching simultaneously, it is up to the government sector to keep the world spinning in the right direction. The critical issue is whether governments have any weapons left in their armory to stimulate their country’s economies. In our opinion, they do if they act rationally and in their own best interests.

Although the global equity markets were down during the third quarter, low stock valuations and potential new stimulus programs by monetary authorities in the United States, Europe and the Emerging Markets can, in our opinion, create the foundation for a rebound in global economic growth which would fuel another liquidity driven upswing in the global equity markets.

We anticipate that the portfolio is also reasonably well-positioned to provide some cushion to potential negative impacts in the event we experience a period of higher inflation. In response to the global financial crisis, governments and central banks around the world increased spending, lowered interest rates and initiated quantitative easing programs. These massive government spending initiatives combined with significantly lower tax receipts may be sowing the seeds for the next bubble: long-term inflation. During periods of high inflation, investors tend to favor real and tangible assets as they seek to minimize the degradation of their wealth and purchasing power. Accordingly, if we were to enter a period of high inflation, we would expect that our energy and materials investments would be favored by global investors.

2

WHV FUNDS

Semi-Annual Investment Adviser’s Report (Continued)

October 31, 2011

(Unaudited)

Performance Review

The primary factor in the sector selection process of the WHV International Equity Fund is the analysis of global supply and demand imbalances. The identification and monitoring of these imbalances allows WHV to follow the relative attractiveness of each sector. For example, the current secular theme emphasizes those sectors that are expected to benefit from the developing economic leadership of the emerging market economies: energy, materials and industrials.

The strong macroeconomic headwinds that emerged in the spring created a challenging environment for investors. For the six month period ending October 31, 2011 the WHV International Equity Fund realized a -17.45% (I share), and -17.53% (A share without sales charge), total return without load. This is compared to the overall international equity market, as defined by the MSCI EAFE Index (Europe, Australasia, Far East), depreciating -14.69% for the same period. The Fund’s underperformance for the period was attributable to its overweight to the energy and equipment services industry, as well as the materials sector.

WHV Emerging Markets Equity Fund

Market Outlook

The sentiment-driven weakness of the world’s stock markets appears to be nearing an inflection point. Typically, stock market seasonality shifts to a positive pattern during the fourth calendar quarter. As a multitude of policy issues are finally being addressed in a more urgent fashion, the extremely attractive valuations of most of the world’s stock markets could easily become irresistible to investors. Given an overwhelmingly negative consensus opinion we anticipate relatively strong returns for most relevant investment horizons absent natural disasters, military adventurism or epidemic disease outbreaks. After having underperformed their developed brethren for the better part of ten months, most emerging stock markets are currently valued at single-digit P/Ei ratios and are priced more than one standard deviationii below their historic means. Similar circumstances have historically preceded very strong rallies in emerging stock markets that have been underperforming the U.S. stock market since mid-November 2010.2 The possibility for easier monetary policy by some EM central banks is just one more building block for our bullish case for this asset class.

Performance Review

The investment philosophy of the WHV Emerging Markets Equity Fund is grounded in the conviction that superior investment performance results are obtainable by identifying attractively valued companies that can grow their earnings faster than the overall market. The process begins with a top-down analysis that aims to identify the most attractive emerging market countries in which to invest. Utilizing the firm’s long running GARPiii oriented philosophy, the firm then constructs a portfolio of the most attractive stocks within those countries through bottom-up, fundamental research.

2 Past performance is not a guarantee of future results

3

WHV FUNDS

Semi-Annual Investment Adviser’s Report (Concluded)

October 31, 2011

(Unaudited)

For the six month period ending October 31, 2011 the WHV Emerging Markets Equity Fund realized a total return without load of -16.91% (I share), and -16.92% (A share without sales charge). This is compared to the emerging markets equity market, as defined by the MSCI Emerging Markets Index, declining 15.91% for the same period. The Fund’s underperformance for the period was attributable to stock selection in China and the overweight to Argentina, as well as stock selection in the consumer discretionary and telecom sectors.

We thank you for your investment in the Funds and look forward to communicating with you again in our next letter.

Sincerely,

Wentworth, Hauser and Violich

i P/E (Price-Earnings Ratio) is typically an average of a security’s market price per share divided by earnings per share.

ii A measure of the dispersion of a set data from its mean. The more spread apart the data, the higher the deviation. Standard deviation is calculated as the square root of variance.

iii GARP (Growth at a Reasonable Price): An equity investment strategy that seeks to combine tenets of both growth investing and value investing to find individual stocks. GARP investors look for companies that are showing consistent earnings growth above broad market levels (a tenet of growth investing) while excluding companies that have a very high valuations (value investing).

This letter is intended to assist shareholders in understanding how the Funds performed during the six month period ended October 31, 2011 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Funds or the markets.

4

WHV FUNDS

WHV International Equity Fund

Semi-Annual Report

Performance Data

October 31, 2011

(Unaudited)

Average Annual Total Returns For the Periods Ended October 31, 2011
	6 Months†	1 Year	Since Inception
Class A Shares (without sales charge)*	-17.53%	-2.27%	9.05%
Class A Shares (with sales charge)*	-22.28%	-7.87%	6.22%
Class I Shares**	-17.45%	-2.05%	24.22%
MSCI EAFE Index	-14.69%	-3.64%	5.74%	***
MSCI EAFE Index	-14.69%	-3.64%	24.12%	****

†	Not annualized.
*	Class A Shares of the WHV International Equity Fund (the “Fund”) commenced operations on July 31, 2009.
**	Class I Shares of the Fund commenced operations on December 19, 2008.
***	Benchmark performance is from the inception date of Class A Shares of the Fund (July 31, 2009) only and is not the inception date of the benchmark itself.
****	Benchmark performance is from the inception date of Class I Shares of the Fund (December 19, 2008) only and is not the inception date of the benchmark itself.

Class A Shares of the Fund have a 5.75% maximum sales charge.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 948-4685. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s total annual Fund gross and net operating expense ratios are 1.57% and 1.50%, respectively, for Class A Shares and 1.32% and 1.25%, respectively, for Class I Shares of the Fund’s average daily net assets. These ratios are stated in the current prospectus dated September 1, 2011, and may differ from the actual expenses incurred by the Fund for the period covered by this report. The Adviser has contractually agreed to reduce its fees or reimburse the Fund’s operating expenses in order to limit the total annual operating expenses for Class A Shares and Class I Shares to 1.50% and 1.25%, respectively. Total returns would be lower had such fees and expenses not been waived and/or reimbursed. This agreement will terminate on August 31, 2013, unless the Board of Trustees of FundVantage Trust approves an earlier termination.

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above.

The Fund evaluates its performance as compared to that of the MSCI EAFE® Index (Europe, Autralasia, Far East), which is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U. S. & Canada. As of October 31, 2011, the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

All mutual fund investing involves risk, including possible loss of principal. Investing in foreign securities entails special risks, such as fluctuations in currency exchange rates and possible lax regulation of securities markets and accounting practices.

5

WHV FUNDS

WHV Emerging Markets Equity Fund

Semi-Annual Report

Performance Data

October 31, 2011

(Unaudited)

Total Returns For the Periods Ended October 31, 2011†
	6 Months	Since Inception
Class A Shares (without sales charge)*	-16.92%	-14.10%
Class A Shares (with sales charge)*	-21.70%	-19.04%
Class I Shares*	-16.91%	-14.00%
MSCI Emerging Markets Index	-15.91%	-11.52%	**

†	Not Annualized.
*	The WHV Emerging Markets Equity Fund commenced operations on December 31, 2010.
**	Benchmark performance is from inception date of the Fund (December 31, 2010) only and is not the inception date of the benchmark itself.

Class A Shares of the Fund have a 5.75% maximum sales charge.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 948-4685. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s total annual Fund gross and net operating expense ratios are 113.39% and 1.75%, respectively, for Class A Shares and 104.44% and 1.50%, respectively, for Class I Shares of the Fund’s average daily net assets. These ratios are stated in the current prospectus dated September 1, 2011, and may differ from the actual expenses incurred by the Fund for the period covered by this report. The Adviser has contractually agreed to reduce its fees or reimburse the Fund’s operating expenses in order to limit the total annual operating expenses for Class A Shares and Class I Shares to 1.75% and 1.50%, respectively. Total returns would be lower had such fees and expenses not been waived and/or reimbursed. This agreement will terminate on December 31, 2013, unless the Board of Trustees of FundVantage Trust approves an earlier termination.

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above.

The Fund evaluates its performance as compared to that of the MSCI Emerging Markets Index, which is a float-adjusted market capitalization index that is designed to measure equity market performance in global emerging markets. As of October 31, 2011, the MSCI Emerging Markets Index consisted of the following 21 emerging economies: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

All mutual fund investing involves risk, including possible loss of principal. The Fund is new, with a limited operating history. Investing in foreign securities entails special risks, such as fluctuations in currency exchange rates and possible lax regulation of securities markets and accounting practices. Emerging markets involve additional risks, including lack of market liquidity, currency devaluation, hyperinflation, political or social instability, and other factors.

6

WHV FUNDS

Fund Expense Disclosure

October 31, 2011

(Unaudited)

As a shareholder of the WHV Funds (each a “Fund” and together, the “Funds”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, or redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $ 1,000 invested at the beginning of the period from May 1, 2011 through October 31, 2011 for the WHV International Equity Fund and for the WHV Emerging Markets Equity Fund, and held for the entire period.

Actual Expenses

The first line of each accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of each accompanying table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not either Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), if any, or redemption fees. Therefore, the second line of each accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

WHV FUNDS

Fund Expense Disclosure (Concluded)

October 31, 2011

(Unaudited)

	WHV International Equity Fund

	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period*
Class A Shares
Actual	$1,000.00	$ 824.70	$6.88
Hypothetical (5% return before expenses)	1,000.00	1,017.60	7.61
Class I Shares
Actual	$1,000.00	$ 825.50	$5.74
Hypothetical (5% return before expenses)	1,000.00	1,018.85	6.34

	WHV Emerging Markets Equity Fund

	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period**
Class A Shares
Actual	$1,000.00	$ 830.80	$8.05
Hypothetical (5% return before expenses)	1,000.00	1,016.34	8.87
Class I Shares
Actual	$1,000.00	$ 830.90	$6.90
Hypothetical (5% return before expenses)	1,000.00	1,017.60	7.61

* Expenses are equal to an annualized expense ratio for the six-month period ended October 31, 2011 of 1.50% and 1.25% for Class A and Class I Shares, respectively, for the WHV International Equity Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (184), then divided by 366 to reflect the period. The WHV International Equity Fund’s ending account values on the first line in the table are based on the actual six-month total returns for the WHV International Equity Fund of -17.53% and -17.45% for Class A and Class I Shares, respectively.

** Expenses are equal to an annualized expense ratio for the six-month period ended October 31, 2011 of 1.75% and 1.50% for Class A and Class I Shares, respectively, for the WHV Emerging Markets Equity Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (184), then divided by 366 to reflect the period. The WHV Emerging Markets Equity Fund’s ending account values on the first line in the table are based on the actual six-month total returns for the WHV Emerging Markets Equity Fund of -16.92% and -16.91% for Class A and Class I Shares, respectively.

8

WHV FUNDS

WHV International Equity Fund

Portfolio Holdings Summary Table

October 31, 2011

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Energy Equipment & Services	29.1%	$ 77,793,980
Chemicals	11.1	29,624,711
Metals & Mining	10.8	28,877,233
Road & Rail	8.8	23,580,625
Oil, Gas & Consumable Fuels	8.1	21,636,893
Food Products	7.3	19,371,787
Tobacco	3.9	10,298,329
Beverages	3.7	10,009,832
Electrical Equipment	3.4	9,064,511
Pharmaceuticals	1.5	3,908,006
Machinery	1.4	3,801,129
Insurance	1.3	3,458,901
Real Estate Management & Development	0.9	2,505,165
Capital Markets	0.4	1,150,439
Trading Companies & Distributors	0.2	482,993
Other Assets in Excess of Liabilities	8.1	21,642,621

NET ASSETS	100.0%	$267,207,155

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

9

WHV FUNDS

WHV International Equity Fund

Portfolio of Investments

October 31, 2011

(Unaudited)

	Number of Shares	Value
COMMON STOCKS — 91.9%
Australia — 4.3%
BHP Billiton, Ltd., SP ADR	147,755	$11,536,710

Bermuda — 5.2%
Bunge, Ltd.	27,340	1,688,792
Nabors Industries, Ltd.*	583,277	10,691,467
PartnerRe, Ltd.	23,905	1,487,369

		13,867,628

Brazil — 2.7%
Vale SA, SP ADR	288,340	7,326,719

Canada — 26.4%
Agrium, Inc.	102,890	8,466,818
Brookfield Asset Management, Inc., Class A	86,385	2,505,165
Canadian National Railway Co.	159,845	12,535,045
Canadian Natural Resources, Ltd.	253,250	8,952,388
Canadian Pacific Railway, Ltd.	178,500	11,045,580
Ensign Energy Services, Inc.	30,510	464,249
Finning International, Inc.	19,900	482,993
Manulife Financial Corp.	68,905	910,235
Potash Corp. of Saskatchewan, Inc.	265,455	12,563,985
Suncor Energy, Inc.	324,375	10,350,806
Talisman Energy, Inc.	164,345	2,333,699

		70,610,963

France — 0.4%
AXA SA, SP ADR	65,715	1,061,297

Germany — 2.0%
BASF SE, SP ADR	72,455	5,314,574

	Number of Shares	Value
COMMON STOCKS — (Continued)
Ireland — 4.8%
Cooper Industries PLC	172,789	$9,064,511
Ingersoll-Rand PLC	122,105	3,801,129

		12,865,640

Luxemburg — 2.4%
Tenaris SA, ADR	201,195	6,400,013

Netherlands — 5.6%
Core Laboratories NV	78,175	8,463,226
Unilever NV, NY Shares	187,475	6,473,512

		14,936,738

Netherlands Antilles — 5.1%
Schlumberger, Ltd.	185,670	13,641,175

Norway — 0.3%
Yara International ASA, ADR	15,585	735,768

Switzerland — 21.3%
Nestle SA, SP ADR	194,070	11,209,483
Noble Corp.*	390,455	14,032,953
Novartis AG, ADR	69,205	3,908,006
Syngenta AG, ADR*	41,650	2,543,566
Transocean, Ltd.	171,310	9,790,367
UBS AG*	91,160	1,150,439
Weatherford International, Ltd.*	923,260	14,310,530

		56,945,344

United Kingdom — 11.4%
British American Tobacco PLC, SP ADR	111,635	10,298,329
Diageo PLC, SP ADR	120,775	10,009,832
Rio Tinto PLC, SP ADR	185,235	10,013,804

		30,321,965

TOTAL COMMON STOCKS (Cost $247,885,258)		245,564,534

The accompanying notes are an integral part of the financial statements.

10

WHV FUNDS

WHV International Equity Fund

Portfolio of Investments (Concluded)

October 31, 2011

(Unaudited)

0000000000000
Value
TOTAL INVESTMENTS - 91.9% (Cost $247,885,258)	$245,564,534
OTHER ASSETS IN EXCESS OF LIABILITIES - 8.1%	21,642,621

NET ASSETS - 100.0%	$267,207,155

*	Non-income producing.

ADR	American Depositary Receipt
SP ADR	Sponsored American Depositary Receipt
PLC	Public Limited Company

The accompanying notes are an integral part of the financial statements.

11

WHV FUNDS

WHV Emerging Markets Equity Fund

Portfolio Holdings Summary Table

October 31, 2011

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
INDUSTRY CATEGORIES:
Oil, Gas & Consumable Fuels	21.1%	$ 236,533
Commercial Banks	20.5	229,676
Metals & Mining	9.8	109,539
Internet Software & Services	9.4	104,727
Beverages	7.6	85,360
Hotels, Restaurants & Leisure	6.9	77,525
Chemicals	5.0	55,575
Energy Equipment & Services	3.8	42,943
Semiconductors & Semiconductor Equipment	3.7	41,141
Machinery	3.5	39,298
Aerospace & Defense	3.1	34,080
Water Utilities	2.8	31,742
Diversified Telecommunication Services	2.8	31,603
Pharmaceuticals	2.1	23,537
Liabilities in Excess of Other Assets	(2.1)	(23,431)

NET ASSETS	100.0%	$1,119,848

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

12

WHV FUNDS

WHV Emerging Markets Equity Fund

Portfolio of Investments

October 31, 2011

(Unaudited)

	Number of Shares	Value
COMMON STOCKS — 102.1%
Argentina — 10.7%
Arcos Dorados Holdings, Inc., Class A	1,935	$45,279
MercadoLibre, Inc.	475	30,970
Tenaris SA, ADR	1,350	42,943

		119,192

Brazil — 18.1%
Cia de Bebidas das Americas, PRF ADR	1,270	42,824
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	585	31,742
Embraer SA, ADR	1,225	34,080
Itau Unibanco Holding SA, PRF ADR	2,450	46,844
Vale SA, SP ADR	1,850	47,008

		202,498

Chile — 5.0%
Sociedad Quimica y Minera de Chile SA, SP ADR	950	55,575

China — 20.1%
Baidu, Inc., SP ADR*	300	42,054
CNOOC, Ltd., ADR	235	44,323
Ctrip.Com International, Ltd., ADR*	925	32,246
PetroChina Co., Ltd., ADR	265	34,347
Sina Corp.*	390	31,703
Yanzhou Coal Mining Co., Ltd., SP ADR	1,650	40,755

		225,428

Columbia — 7.0%
BanColombia SA, SP ADR	625	38,988
Ecopetrol SA, SP ADR	935	39,775

		78,763

	Number of Shares	Value
COMMON STOCKS — (Continued)
India — 8.2%
Dr. Reddy’s Laboratories, Ltd., ADR	710	$23,537
HDFC Bank, Ltd., ADR	930	29,444
Tata Motors, Ltd., SP ADR	1,960	39,298

		92,279

Indonesia — 2.8%
PT Telekomunikasi Indonesia Tbk, SP ADR	935	31,603

Mexico — 3.8%
Coca-Cola Femsa SAB de CV, SP ADR	475	42,536

Peru — 7.4%
Credicorp, Ltd.	450	48,951
Southern Copper Corp.	1,100	33,748

		82,699

Russia — 6.6%
Lukoil OAO, SP ADR	615	35,486
Sberbank of Russia, SP ADR*	3,600	38,700

		74,186

South Africa — 3.7%
Sasol, Ltd., SP ADR	925	41,847

South Korea — 5.0%
KB Financial Group, Inc., ADR	685	26,749
POSCO, ADR	335	28,783

		55,532

The accompanying notes are an integral part of the financial statements.

13

WHV FUNDS

WHV Emerging Markets Equity Fund

Portfolio of Investments (Concluded)

October 31, 2011

(Unaudited)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Taiwan — 3.7%
Taiwan Semiconductor Manufacturing Co., Ltd., SP ADR	3,260	$41,141

TOTAL COMMON STOCKS (Cost $1,202,708)		1,143,279

TOTAL INVESTMENTS - 102.1% (Cost $1,202,708)		1,143,279
LIABILITIES IN EXCESS OF OTHER ASSETS -(2.1)%		(23,431)

NET ASSETS -100.0%		$1,119,848

*	Non-income producing.

ADR         American Depositary Receipt

PRF ADR Preferred American Depositary Receipt

SP ADR   Sponsored American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

14

WHV FUNDS

Statement of Assets and Liabilities

October 31, 2011

(Unaudited)

	WHV International Equity Fund	WHV Emerging Markets Equity Fund

Assets
Investments, at value (Cost $247,885,258 and $1,202,708, respectively)	$245,564,534	$1,143,279
Cash	22,279,684	3,828
Receivable for investments sold	—	48,573
Receivable for capital shares sold	339,227	—
Dividends and interest receivable	225,214	1,547
Receivable from Investment Adviser	—	19,830
Prepaid expenses and other assets	65,699	4,981

Total assets	268,474,358	1,222,038

Liabilities
Payable for investments purchased	505,610	41,392
Payable for capital shares redeemed	431,565	—
Payable to Investment Adviser	193,791	—
Payable to custodian	50,109	13,053
Payable for transfer agent fees	32,920	22,403
Payable for administration and accounting fees	18,481	7,655
Payable for audit fees	12,522	12,465
Payable for distribution fees	10,701	36
Payable for legal fees	—	2,613
Payable for printing fees	—	1,812
Accrued expenses	11,504	761

Total liabilities	1,267,203	102,190

Net Assets	$267,207,155	$1,119,848

Net Assets Consist of:
Capital stock, $0.01 par value	$144,128	$1,302
Paid-in capital	269,320,655	1,200,275
Accumulated net investment income	855,887	4,083
Accumulated net realized loss from investments	(792,791)	(26,383)
Net unrealized depreciation on investments	(2,320,724)	(59,429)

Net Assets	$267,207,155	$1,119,848

The accompanying notes are an integral part of the financial statements.

15

WHV FUND

Statement of Assets and Liabilities (Concluded)

October 31, 2011

(Unaudited)

	WHV	WHV
	International	Emerging Markets
	Equity Fund	Equity Fund
Class A:
Net asset value, offering and redemption price per share ($58,798,721/3,180,636) and ($179,302/20,879), respectively	$18.49	$8.59

Maximum offering price per share (100/94.25 of $18.49 and $8.59), respectively	$19.62	$9.11

Class I:
Net asset value, offering and redemption price per share ($208,408,434/11,232,193) and ($940,546/109,341), respectively	$18.55	$8.60

The accompanying notes are an integral part of the financial statements.

16

WHV FUNDS

Statement of Operations

For the Six Months Ended October 31, 2011

(Unaudited)

	WHV	WHV
	International	Emerging Markets
	Equity Fund	Equity Fund
Investment Income
Dividends	$2,234,788	$10,076
Less: foreign taxes withheld	(90,607)	(743)
Interest	5,274	10

Total investment income	2,149,455	9,343
Expenses
Advisory fees (Note 2)	1,230,170	3,608
Administration and accounting fees (Note 2)	101,589	38,451
Transfer agent fees (Note 2)	72,180	46,209
Distribution fees (Class A) (Note 2)	68,864	200
Custodian transaction and out of pocket fees (Note 2)	39,690	15,012
Registration and filing fees	31,270	6,372
Trustees’ and officers’ fees (Note 2)	28,902	2,167
Printing and shareholder reporting fees	23,731	104
Legal fees	20,987	—
Audit fees	12,787	12,465
Other expenses	16,881	746

Total expenses before waivers and reimbursements	1,647,051	125,334

Less: waivers and reimbursements (Note 2)	(40,474)	(119,722)

Net expenses after waivers and reimbursements	1,606,577	5,612

Net investment income	542,878	3,731

Net realized and unrealized gain (loss) from investments:
Net realized gain (loss) from investments	33,248	(24,576)
Net change in unrealized depreciation on investments	(46,830,495)	(86,516)

Net realized and unrealized loss on investments	(46,797,247)	(111,092)

Net decrease in net assets resulting from operations	$(46,254,369)	$(107,361)

The accompanying notes are an integral part of the financial statements.

17

WHV FUNDS

WHV International Equity Fund

Statement of Changes in Net Assets

	For the
	Six Months Ended	For the
	October 31, 2011	Year Ended
	(unaudited)	April 30, 2011
Increase (decrease) in net assets from operations:
Net investment income	$542,878	$313,159
Net realized gain (loss) from investments	33,248	(443,987)
Net change in unrealized appreciation (depreciation) from investments	(46,830,495)	42,362,217

Net increase (decrease) in net assets resulting from operations	(46,254,369)	42,231,389

Less Dividends and Distributions to Shareholders:
Net investment income:
Class I	—	(159,999)

Total net investment income	—	(159,999)

Net realized capital gains:
Class A	—	(16,054)
Class I	—	(77,141)

Total net realized capital gains	—	(93,195)

Net decrease in net assets from dividends and distributions	—	(253,194)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	63,987,518	128,608,575

Total increase in net assets	17,733,149	170,586,770

Net assets
Beginning of period	249,474,006	78,887,236

End of period	$267,207,155	$249,474,006

Accumulated net investment income, end of period	$855,887	$313,009

The accompanying notes are an integral part of the financial statements.

18

WHV FUNDS

WHV Emerging Markets Equity Fund

Statement of Changes in Net Assets

	For the
	Six Months Ended	For the
	October 31, 2011	Period Ended
	(unaudited)	April 30, 2011*
Increase (decrease) in net assets from operations:
Net investment income	$3,731	$340
Net realized gain (loss) from investments	(24,576)	(1,807)
Net change in unrealized appreciation (depreciation) from investments	(86,516)	27,087

Net increase (decrease) in net assets resulting from operations	(107,361)	25,620

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	741,951	459,638

Total increase in net assets	634,590	485,258

Net assets
Beginning of period	485,258	—

End of period	$1,119,848	$485,258

Accumulated net investment income, end of period	$4,083	$352

*	The Fund commenced operations on December 31, 2010.

The accompanying notes are an integral part of the financial statements.

19

WHV FUNDS

WHV International Equity Fund

Financial Highlights

Contained below is per share operating performance data for each Class A Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the
	Six Months Ended		For the	For the Period
	October 31, 2011		Year Ended	July 31, 2009*
	(Unaudited)		April 30, 2011	to April 30, 2010
Per Share Operating Performance
Net asset value, beginning of period	$22.42		$17.97	$15.22

Net investment income(1)	0.02		0.01	0.05
Net realized and unrealized gain on investments(1)	(3.95)		4.44	2.70

Net increase in net assets resulting from operations	(3.93)		4.45	2.75

Dividends to shareholders from:
Net realized gains	—		(0.01)	—	(2)

Redemption fees	—	(2)	0.01	—	(2)

Net asset value, end of period	$18.49		$22.42	$17.97

Total investment return(3)	(17.53)%		24.83%	18.07%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$58,799		$56,113	$14,349
Ratio of expenses to average net assets	1.50	%(4)	1.50%	1.50	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	1.53	%(4)	1.57%	2.32	%(4)
Ratio of net investment income to average net assets	0.25	%(4)	0.05%	0.37	%(4)
Portfolio turnover rate	1.06	%(6)	2.20%	30.18	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.01 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total investment return does not reflect the impact of the maximum front-end sales load of 5.75%. If reflected, the return would be lower.

(4)	Annualized.
(5)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (See Note 2)
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

20

WHV FUNDS

WHV International Equity Fund

Financial Highlights

Contained below is per share operating performance data for each Class I Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the Six
	Months Ended		For the Year	For the Year	For the Period
	October 31, 2011		Ended	Ended	December 19, 2008*
	(Unaudited)		April 30, 2011	April 30, 2010	to April 30, 2009
Per Share Operating Performance
Net asset value, beginning of period	$22.47		$17.99	$12.44	$10.00

Net investment income(1)	0.05		0.05	0.12	0.07
Net realized and unrealized gain on investments(1)	(3.97)		4.45	5.43	2.37

Net increase in net assets resulting from operations	(3.92)		4.50	5.55	2.44

Dividends to shareholders from:
Net investment income	—		(0.02)	— (2)	—
Net realized gains	—		(0.01)	— (2)	—

Total distributions	—		(0.03)	—	—

Redemption fees	—	(2)	0.01	— (2)	—

Net asset value, end of period	$18.55		$22.47	$17.99	$12.44

Total investment return(3)	(17.45)%		25.12%	44.62%	24.40%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$208,408		$193,361	$64,538	$191
Ratio of expenses to average net assets	1.25	%(4)	1.25%	1.25%	1.25	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	1.28	%(4)	1.32%	2.50%	163.68	%(4)
Ratio of net investment income to average net assets	0.50	%(4)	0.24%	0.68%	1.73	%(4)
Portfolio turnover rate	1.06	%(6)	2.20%	30.18%	11.10	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.01 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (See Note 2)
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

21

WHV FUNDS

WHV Emerging Markets Equity Fund

Financial Highlights

Contained below is per share operating performance data for each Class A Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the Six Months Ended		For the Period
	October 31, 2011		December 31, 2010*
	(Unaudited)		to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$10.34		$10.00

Net investment loss(1)	0.04		—	(2)
Net realized and unrealized gain on investments(1)	(1.79)		0.34

Net increase in net assets resulting from operations	(1.75)		0.34

Net asset value, end of period	$8.59		$10.34

Total investment return(3)	(16.92)%		3.40%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$179		$5
Ratio of expenses to average net assets	1.75	%(4)	1.75	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	33.81	%(4)	113.39	%(4)
Ratio of net investment income/loss to average net assets	0.91	%(4)	(0.15	)%(4)
Portfolio turnover rate	29.74	%(6)	19.25	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $(0.01) per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total investment return does not reflect the impact of the maximum front-end sales load of 5.75%. If reflected, the return would be lower.

(4)	Annualized.
(5)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (See Note 2)
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

22

WHV FUNDS

WHV Emerging Markets Equity Fund

Financial Highlights

Contained below is per share operating performance data for each Class I Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the Six Months Ended		For the Period
	October 31, 2011		December 31, 2010*
	(Unaudited)		to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$10.35		$10.00

Net investment income(1)	0.05		0.01
Net realized and unrealized gain on investments(1)	(1.80)		0.34

Net increase in net assets resulting from operations	(1.75)		0.35

Net asset value, end of period	$8.60		$10.35

Total investment return(2)	(16.91)%		3.50%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$941		$480
Ratio of expenses to average net assets	1.50	%(3)	1.50	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	35.00	%(3)	104.44	%(3)
Ratio of net investment income to average net assets	1.07	%(3)	0.40	%(3)
Portfolio turnover rate	29.74	%(5)	19.25	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (See Note 2)
(5)	Not annualized.

The accompanying notes are an integral part of the financial statements.

23

WHV FUNDS

Notes to Financial Statements

October 31, 2011

(Unaudited)

1. Organization and Significant Accounting Policies

The WHV International Equity Fund and the WHV Emerging Markets Equity Fund (each a “Fund” and together the “Funds”) are diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), and commenced investment operations on December 19, 2008 and December 31, 2010, respectively. The Funds are each a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. As of October 31, 2011, there were twenty-one series of the Trust that were operational, including the Funds. The Funds offer separate classes of shares, Class A and Class I Shares. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”) of up to 1.00% may apply for investments of $1 million or more of Class A Shares of each Fund (and therefore no initial sales charge was paid) and shares are redeemed within 18 months after initial purchase. The CDSC shall not apply to those purchases of Class A Shares of $1 million or more where BNY Mellon Distributors Inc. (the “Underwriter”) did not pay a commission to the selling broker-dealer.

Portfolio Valuation — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by each Fund are valued using the closing price or the last sale price on national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. The Funds’ equity securities listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are generally valued at amortized cost which approximates fair value. Any assets held by the Funds that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds’ determine the daily NAV per share. Foreign securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds. Investments in other open-end investment companies are valued based on the NAV of such investment companies (which may use fair value pricing as disclosed in their prospectuses). Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances

24

WHV FUNDS

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

where market quotes are not readily available and has delegated to Wentworth, Hauser and Violich, Inc. (“WHV” or the “Adviser”) the responsibility for applying the valuation methods. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchy below:

•    Level  1 —  quoted prices in active markets for identical securities;

•    Level  2 —  other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•    Level  3 —  significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of net assets).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of October 31, 2011, in valuing the Funds’ net assets carried at fair value:

	$245,564,534	$245,564,534	$245,564,534	$245,564,534
			Level 2
			Other	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
Funds	10/31/11	Price	Inputs	Inputs
WHV International Equity
Fund:
Investments in Securities*	$245,564,534	$245,564,534	$—	$—

WHV Emerging Markets
Equity Fund:
Investments in Securities*	$1,143,279	$1,143,279	$—	$—

*	Please refer to Portfolio of Investments for further details.

25

WHV FUNDS

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the six months ended October 31, 2011, there were no transfers between Levels 1, 2 and 3 for all Funds.

Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and

26

WHV FUNDS

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Funds’ intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

WHV serves as investment adviser to the Funds pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 1.00% of each Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of each Fund to the extent necessary to ensure that each Fund’s total operating expenses (excluding any class specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.25% (on an annual basis) of the WHV International Equity Fund’s average daily net assets and 1.50% (on an annual basis) of the WHV Emerging Markets Equity Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2013 for the WHV International Equity Fund and until December 31, 2013 for the WHV Emerging Markets Equity Fund, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Funds’ expenses are below the Expense Limitation. As of October 31, 2011, the amount of potential recovery was as follows:

	Expiration
	April 30, 2012	April 30, 2013	April 30, 2014	April 30, 2015
WHV International Equity Fund	$74,268	$301,085	$114,347	$40,474
WHV Emerging Markets Equity Fund	—	—	56,380	117,472

27

WHV FUNDS

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

For the six months ended October 31, 2011, the advisory fee and waivers were as follows:

	Gross	Waiver/	Net Advisory Fee
	Advisory Fee	Reimbursements	(Reimbursement)
WHV International Equity Fund	$1,230,170	$(40,474)	$1,189,696
WHV Emerging Markets Equity Fund	3,608	(117,472)	(113,864)

Hirayama Investments, LLC (“Hirayama”or the “Sub-Adviser”) serves as the sub-adviser to the WHV International Equity Fund. The Sub-Adviser provides certain services pursuant to a sub-advisory agreement among WHV, the Sub-Adviser and the Trust, on behalf of the WHV International Equity Fund. Sub-Advisory fees are paid by WHV, not the WHV International Equity Fund.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Funds.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average daily net assets and is subject to certain minimum monthly fees. For the six months ended October 31, 2011, BNY Mellon accrued administration and accounting fees totaling $101,589 and $38,451 for the WHV International Equity Fund and the WHV Emerging Markets Equity Fund, respectively, and waived fees totaling $1,167 for the WHV Emerging Markets Equity Fund.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average net assets and is subject to certain minimum monthly fees. For the six months ended October 31, 2011, BNY Mellon accrued transfer agent fees totaling $72,180 and $46,209 for the WHV International Equity Fund and the WHV Emerging Markets Equity Fund, respectively, and waived fees totaling $833 for the WHV Emerging Markets Equity Fund.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average net assets and is subject to certain minimum monthly fees. For the six months ended October 31, 2011, the Custodian accrued custodian fees totaling $39,690 and $15,012 for the WHV International Equity Fund and the WHV Emerging Markets Equity Fund, respectively, and waived fees totaling $250 for the WHV Emerging Markets Equity Fund.

BNY Mellon and the Custodian have the ability to recover such amounts previously waived based on the terms and conditions of the various servicing agreements in place with the Trust.

BNY Mellon Distributors Inc. provides principal underwriting services to the Funds. For the six months ended October 31, 2011, the Underwriter received $82,479 in sales commissions for the WHV International

28

WHV FUNDS

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

Equity Fund. For the six months ended October 31, 2011, there were no fees paid for the sale of Fund shares for the WHV Emerging Markets Equity Fund.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A Shares plan, the Funds compensate the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of the Funds’ Class A Shares.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer and out-of-pocket expenses for meetings attended. The remuneration paid to the Trustees by the Funds during the six months ended October 31, 2011, was $19,515 for the WHV International Equity Fund and $1,129 for the WHV Emerging Markets Equity Fund. Effective September 30, 2011, Nicholas M. Marsini, Jr. resigned as a Trustee of the Trust. Certain employees of BNY Mellon are Officers of the Trust. They are not compensated by the Funds or the Trust.

3. Investment in Securities

For the six months ended October 31, 2011, aggregate purchases and sales of investment securities (excluding U.S. Government and agency short-term investments and other short-term investments) of the Funds were as follows:

	Purchases	Sales
WHV International Equity Fund	$65,931,272	$2,446,213
WHV Emerging Markets Equity Fund	989,432	215,010

4. Capital Share Transactions

For the six months ended October 31, 2011 and the year or period ended April 30, 2011, transactions in capital shares (authorized shares unlimited) were as follows:

	WHV International Equity Fund
	For the Six Months Ended October 31, 2011 (Unaudited)		For the Year Ended April 30, 2011
	Shares	Values	Shares	Values
Class A Shares
Sales	1,202,295	$23,250,339	1,926,049	$38,938,221
Reinvestments	—	—	641	12,934
Redemption Fees*	—	10,580	—	8,791
Redemptions	(524,332)	(9,607,760)	(222,638)	(4,183,715)

Net increase	677,963	$13,653,159	1,704,052	$34,776,231

29

WHV FUNDS

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

	WHV International Equity Fund
	For the Six Months Ended October 31, 2011 (Unaudited)		For the Year Ended April 30, 2011
	Shares	Values	Shares	Values
Class I Shares
Sales	3,971,677	$76,631,240	6,377,142	$120,497,836
Reinvestments	—	—	10,746	216,955
Redemption Fees*	—	36,409	—	42,409
Redemptions	(1,345,780)	(26,333,290)	(1,369,718)	(26,924,856)

Net increase	2,625,897	$50,334,359	5,018,170	$93,832,344

	WHV Emerging Markets Equity Fund
	For the Six Months Ended October 31, 2011 (Unaudited)		For the Period Ended April 30, 2011**
	Shares	Values	Shares	Values
Class A Shares
Sales	20,408	$200,000	471	$4,713

Net increase	20,408	$200,000	471	$4,713

Class I Shares
Sales	62,920	$541,951	46,421	$454,925

Net increase	62,920	$541,951	46,421	$454,925

*

There is a 2.00% redemption fee that may be charged on shares redeemed which have been held for 60 days or less. The redemption fees are retained by the Funds for the benefit of the remaining shareholders and recorded as paid-in-capital.

**	The WHV Emerging Markets Equity Fund commenced operations on December 31, 2010.

5. Federal Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

30

WHV FUNDS

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

As of April 30, 2011, the tax characters of distributions paid by the Funds were as follows:

	Ordinary	Long-Term
	Income	Capital Gain
	Dividend	Dividend
WHV International Equity Fund	$251,762	$1,432
WHV Emerging Markets Equity Fund	—	—

As of April 30, 2010, the tax characters of distributions paid by the Funds were as follows:

	Ordinary	Long-Term
	Income	Capital Gain
	Dividend	Dividend
WHV International Equity Fund	$1,050	$—
WHV Emerging Markets Equity Fund	—	—

Distributions from net investment income and short term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed
Ordinary Income
WHV International Equity Fund	$313,009
WHV Emerging Markets Equity Fund	352

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

As of October 31, 2011, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund were as follows:

	Federal Tax	Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
WHV International Equity Fund	$247,885,258	$13,371,009	$(15,691,733)	$(2,320,724)
WHV Emerging Markets Equity Fund	1,202,708	16,520	(75,949)	(59,429)

Under federal tax law, capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the fiscal year or period ended April 30, 2011, the Funds deferred to May 1, 2011 post-October losses as follows:

Post-October
Capital Losses
WHV International Equity Fund	$458,341

31

WHV FUNDS

Notes to Financial Statements (Continued)

October 31, 2011

(Unaudited)

Post-October Capital Losses

WHV Emerging Markets Eauity Fund	1,807

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Funds, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending April 30, 2012.

6. New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

7. Subsequent Event

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there was the following subsequent event:

On November 28, 2011, The Bank of New York Mellon Corporation announced the sale of BNY Mellon Distributors Inc., the Funds’ Distributor, to the Foreside Financial Group (“Foreside”) (the “Transaction”). The Transaction, which will involve The Bank of New York Mellon Corporation selling the stock of BNY Mellon Distributors Inc. and its four broker dealer subsidiaries to Foreside, is anticipated to close, subject to any necessary governmental and regulatory approvals, during the first half of 2012.

32

WHV FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 948-4685 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Investment Advisory Agreement

At a meeting held on September 26-27, 2011 (the “Meeting”), the Board of Trustees (the “Board”) of the Trust, including a majority of the Trustees who are not “interested persons” as defined in the 1940 Act (the “Independent Trustees”), unanimously approved (a) the continuation of an advisory agreement (the “Agreement”) between the Trust, on behalf of the WHV International Equity Fund (the “WHV International Fund”), and Wentworth, Hauser and Violich, Inc. (“WHV”); and (b) the continuation of a sub-advisory agreement (the “Sub-advisory Agreement” and together with the Agreement, the “Agreements”) among WHV, Hirayama Investments, LLC (“Hirayama”) and the Trust. The Board had previously approved an advisory agreement between WHV and the Trust on behalf of the WHV Emerging Markets Equity Fund for an initial two year period at a meeting of the Trust’s Board held on September 24, 2010, and therefore, the Board did not consider the continuation of the Agreement with respect to the WHV Emerging Markets Equity Fund at the Meeting. In determining whether to approve the Agreements, the Trustees considered information provided by WHV and Hirayama in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that WHV and Hirayama each provided regarding (i) services performed for the WHV International Fund, (ii) the size and qualifications of their portfolio management team, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the WHV International Fund, (iv) how WHV and Hirayama manage the WHV International Fund, including a general description of their investment decision-making process, sources of information and investment strategies, (v) investment performance information, (vi) brokerage selection procedures (including soft dollar arrangements), (vii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (viii) any litigation, investigation or administrative proceeding which may have a material impact on WHV’s or Hirayama’s ability to service the WHV International Fund,

33

WHV FUNDS

Other Information (Continued)

(Unaudited)

and (ix) compliance with federal securities laws and other regulatory requirements. WHV and Hirayama also provided their Codes of Ethics and proxy voting policies and procedures for the Trustees’ review and consideration. The Trustees also received and reviewed a memorandum from legal counsel regarding the legal standard applicable to their review of the Agreements.

Representatives from WHV and Hirayama attended the Meeting and discussed the firms’ histories, performance and investment strategies in connection with the proposed continuation of the Agreements and answered questions from the Board.

The Trustees reviewed relevant peer comparative rankings and historical performance charts, which showed the performance for the WHV International Fund, the MSCI EAFE Index (the WHV International Fund’s benchmark) and other similarly managed accounts for the one-year and since inception periods ended June 30, 2011. The Trustees considered the short-term and long-term performance of the WHV International Fund. The Trustees also noted that they considered performance reports and discussions with portfolio managers at Board meetings throughout the year. They concluded that the performance of the WHV International Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies as measured by the applicable Morningstar peer group ratings.

WHV and Hirayama provided information regarding the advisory fees and an analysis of these fees in relation to the services to the WHV International Fund, the estimated cost of providing such services, the profitability of the firm in general and as a result of the fees received from the WHV International Fund and any other ancillary benefit resulting from its relationship with the Trust. The Trustees considered the structure of and the method used to determine the compensation received by a portfolio manager and WHV’s and Hirayama’s most recent financials, including their balance sheets. The Trustees also reviewed a peer comparison of total expenses for the WHV International Fund versus other similarly managed funds. The Trustees concluded that the advisory and sub-advisory fees and services provided by WHV and Hirayama, respectively, are consistent with those of other advisers or sub-advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the WHV International Fund.

The Trustees reviewed the services provided to the WHV International Fund by WHV and Hirayama and concluded that the nature, extent and quality of the services to be provided by WHV and Hirayama were appropriate and consistent with the terms of the Agreements, that the quality of the services appeared to be consistent with industry norms and that the WHV International Fund is likely to benefit from the retention of those services. They also concluded that WHV and Hirayama have sufficient personnel, with the appropriate education and experience, to serve the WHV International Fund effectively and demonstrated their ability to attract and retain qualified personnel.

34

WHV FUNDS

Other Information (Concluded)

(Unaudited)

The Trustees then considered the costs of the services provided by WHV and Hirayama, the compensation and benefits received by WHV and Hirayama in providing services to the WHV International Fund and WHV’s and Hirayama’s profitability. The Trustees concluded that WHV’s and Hirayama’s fees in light of the WHV International Fund’s expenses were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the overall expense ratio of the WHV International Fund was reasonable, taking into account the projected growth and size of the WHV International Fund and the quality of services provided by WHV and Hirayama.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the WHV International Fund grows and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board noted that economies of scale should be achieved at higher asset levels for the WHV International Fund for the benefit of fund shareholders but that the fee structure for the WHV International Fund did not currently include breakpoint reductions as asset levels increased.

In voting to approve the continuation of the Agreement between the Trust and WHV and the Sub-advisory Agreement between WHV and Hirayama, each for an additional one year period, the Board considered all relevant factors and the information presented to the Board by WHV and Hirayama. In arriving at its decision, the Trustees did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his own judgment. The Board determined that it had received adequate information and was able to conclude that the approval of the Agreements would be in the best interest of the WHV International Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, unanimously approved the continuation of the Agreement between the Trust and WHV and the Sub-advisory Agreement between WHV and Hirayama.

35

Investment Adviser

Wentworth, Hauser and Voilich, Inc

301 Battery Street

Suite 400

San Fransisco, CA 94111-3203

Sub-Adviser (WHV International Equity Fund)

Hirayama Investments, LLC

301 Battery Street

Suite 400

San Fransisco, CA 94111-3203

Administrator

BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, PA 19406

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Underwriter

BNY Mellon Distributors Inc.

760 Moore Road

King of Prussia, PA 19406

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

WHV FUNDS

of

FundVantage Trust

WHV International Equity Fund

WHV Emerging Markets Equity Fund

Class A Shares

Class I Shares

SEMI-ANNUAL

REPORT

October 31, 2011

(Unaudited)

This report is submitted for the general information of the shareholders of the WHV Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the WHV Funds. Shares of the WHV Funds are distributed by BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, PA 19406.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)

Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the reports to shareholders filed under Item 1 of this form for the Lateef Fund, Boston Advisors Broad Allocation Strategy Fund, Compak Dynamic Asset Allocation Fund, Corverus Strategic Equity Fund, Cutwater Investment Grade Bond Fund, DuPont Capital Emerging Markets Fund, WHV International Equity Fund, Pemberwick Fund, Private Capital Management Value Fund, EIC Value Fund, Estabrook Investment Grade Fixed Income Fund, Formula Investing International Value 400 Fund, Formula Investing International Value Select Fund, Formula Investing US Value 1000 Fund, Formula Investing US Value Select Fund, Pacific Capital Tax-Free Securities Fund, Pacific Capital Tax-Free Short-Intermediate Fund, SNW Oregon Short-Term Tax Exempt Fund, Thomas Weisel Small Cap Fund, WHV Emerging Markets Equity Fund, and Polen Growth Fund. Schedules of Investments in securities of unaffiliated issuers for the Boston Advisors International Equity Fund, Boston Advisors U.S. Small Cap Equity Fund, Cutwater High Yield Fund, Cutwater Multi-Sector Inflation Protection Fund, Cutwater Municipal Bond Inflation Protection Fund, Dupont Capital Emerging Markets Debt Fund, FI Global Value 500 Fund, FI Global Value Select Fund, Gotham US Value 1000 Fund, Gotham Global Value 500 Fund, and

Gotham International Value 400 Fund are not provided because such Funds ceased investment operations or have not yet commenced investment operations as of October 31, 2011.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	FundVantage Trust

By (Signature and Title)*	/s/ Joel L. Weiss
Joel L. Weiss, President and Chief Executive Officer (principal executive officer)

Date	December 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Joel L. Weiss
Joel L. Weiss, President and Chief Executive Officer (principal executive officer)

Date	December 29, 2011

By (Signature and Title)*	/s/ James G. Shaw
James G. Shaw, Treasurer and Chief Financial Officer (principal financial officer)

Date	December 29, 2011

*	Print the name and title of each signing officer under his or her signature.